Filed pursuant to Rule 497(b)
File No. 333-157992

IMPORTANT NOTICE TO
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND (NEA) AND
NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND (NWF) SHAREHOLDERS

APRIL 17, 2009

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement/Prospectus?

A.	The Board of Trustees of the Nuveen Insured Tax-Free Advantage Municipal Fund (the “National Fund”) and the Nuveen Insured Florida Tax-Free Advantage Municipal Fund (the “Florida Fund”) recently voted to recommend a merger of the Funds to shareholders. As a Fund shareholder, you are being asked to vote to approve this proposed merger at a special shareholders meeting to be held on May 15, 2009.

Q.	Why has the Board of Trustees recommended merging the Florida Fund into the National Fund?

A.	This recommendation reflects various considerations, among them: (i) the price level at which the Florida Fund’s common shares have traded over time in relation to their underlying net asset value on an absolute basis as well as relative to other closed-end funds; (ii) prior efforts to enhance, over time, the secondary market for the Florida Fund’s common shares, including investment strategies aimed at increasing common net earnings as well as common share repurchases; and (iii) the repeal of Florida’s intangible personal property tax which eliminated the state tax benefit to a Florida resident of owning a Florida-specific portfolio of municipal bonds. The Board of Trustees believes the proposed merger is in the best interests of both the National Fund and the Florida Fund.

Q.	What are the proposed merger’s potential benefits to me as a Fund shareholder?

A.	The Board of Trustees believes the proposed merger offers the following potential benefits to National Fund and Florida Fund shareholders:

National Fund:

• Lower fees and operating expenses per common share (excluding costs of leverage) from greater economies of scale as the combined fund’s size results in a lower management fee rate and allows fixed operating expenses to be spread over a larger asset base.

• Enhanced relative investment performance from increased common net earnings as well as expanded opportunities for enhanced total returns over time from the combined fund’s larger asset base.

• Improved secondary market trading as higher common net earnings and enhanced total returns over time may lead to higher common share market prices relative to net asset value, and the combined fund’s greater market liquidity may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

• Expanded auction rate preferred securities (“ARPS”) refinancing opportunities because the combined fund’s larger asset base may increase its ability to refinance ARPS with tender option bonds. Through such refinancings the Fund seeks to provide liquidity at par for ARPS shareholders and to lower the relative cost of leverage over time for common shareholders.

Florida Fund:

• Lower fees and operating expenses per common share (excluding costs of leverage) from greater economies of scale as the combined fund’s size results in a lower management fee rate and allows fixed operating expenses to be spread over a larger asset base.

• Enhanced relative investment performance from increased common net earnings as well as expanded opportunities for enhanced total returns over time from a nationally-diversified portfolio and the combined fund’s larger asset base.

• Continuity of investment strategy by maintaining the Fund’s use of leverage, which offers common shareholders the potential for higher monthly tax-exempt distributions and enhanced total returns on average over market cycles, at a time when the municipal yield spreads are particularly wide or attractive.

• Improved secondary market trading as a national fund instead of a Florida-specific fund potential investor base is expected to promote higher common share market prices relative to net asset value, and the combined fund’s greater market liquidity may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

• Expanded ARPS refinancing opportunities because greater portfolio diversification and the combined fund’s larger asset base may increase its ability to refinance ARPS with tender option bonds. Through such refinancings the Fund seeks to provide liquidity at par for ARPS shareholders and to lower the relative cost of leverage over time for common shareholders.

Q.	Do the Funds have similar investment objectives and policies?

A.	Yes. The Funds have similar investment objectives and policies except for (i) the Florida Fund’s policy of concentrating its investment portfolio in Florida state-specific municipal securities in comparison to the National Fund’s policy of investing in a nationally diversified portfolio of municipal securities and (ii) the Florida Fund is a non-diversified management investment company while the National Fund is a diversified management investment company.

Q.	What specific proposals will I be asked to vote on in connection with the proposed merger?

A.	Depending on whether you are a National Fund or Florida Fund shareholder, you will be asked to vote on one or both of the following proposals:

(i)	Approve Agreement and Plan of Reorganization (Both Funds). To approve an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which the Florida Fund would (i) transfer all of its assets to the National Fund in exchange solely for National Fund common shares and Municipal Auction Rate Cumulative Preferred shares (“MuniPreferred”), Series W2, and the National Fund’s assumption of all the liabilities of Florida Fund, (ii) distribute such shares of the National Fund to the common shareholders and MuniPreferred, Series W, shareholders of the Florida Fund and (iii) be liquidated, dissolved and terminated in accordance with the Florida Fund’s Declaration of Trust (collectively, the “Reorganization”).

(ii)	Approve Issuance of Common Shares (National Fund). To approve the issuance of additional National Fund common shares in connection with the Reorganization.

Your Fund’s Board of Trustees, including your Board’s independent members, unanimously recommends that you vote FOR your Fund’s applicable proposal(s). The Reorganization is dependent upon shareholder approval of both proposals. If shareholder approval of both proposals is not obtained, the Reorganization will not occur.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders don’t cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board agreed unanimously that the Reorganization is in the best interests of the Funds and recommends that you vote “FOR” your Fund’s proposal(s).

Q.	Will Florida Fund shareholders receive new shares in exchange for their current shares?

A.	Yes. Upon approval of the Reorganization, common shareholders of the Florida Fund in exchange for their Fund shares will receive common shares of the National Fund of equivalent total value. Upon approval of the Reorganization, shareholders of the Florida Fund’s MuniPreferred, Series W, will receive in exchange one share of the National Fund’s MuniPreferred, Series W2, for each share of the Florida Fund’s MuniPreferred, Series W, held.

Q.	Is the Reorganization a taxable event for Florida Fund shareholders?

A.	No. The Reorganization is intended to qualify as a reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization.

Q.	What will happen if shareholders do not approve each proposal?

A.	If both proposals are not approved, the Reorganization will not occur. If the Reorganization does not occur, the Board will take such actions as it deems to be in the best interests of the Florida Fund based upon the Fund’s current circumstances and market conditions.

Q.	Will I have to pay any direct fees or expenses in connection with the Reorganization?

A.	The Funds’ expenses associated with the Reorganization will be allocated between the Funds and paid out of the Funds’ net assets. Fund shareholders will indirectly bear the costs of the Reorganization.

Q.	What is the timetable for the Reorganization?

A.	If Fund shareholders approve each respective proposal at the special shareholders meeting on May 15, 2009, the Reorganization is expected to take effect on June 16, 2009 or as soon as practicable thereafter.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Georgeson Inc., your proxy solicitor, at (866) 963-6132, weekdays during its business hours of 7:00 a.m. to 7:00 p.m. Central time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, telephone or over the Internet:

• To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

• To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

• To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will Nuveen contact me?

A.	You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

APRIL 17, 2009
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND (NEA)
NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND (NWF)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2009

To the Shareholders:

Notice is hereby given that the Special Meeting of Shareholders of Nuveen Insured Tax-Free Advantage Municipal Fund (“National Fund” or “Acquiring Fund”) and Nuveen Insured Florida Tax-Free Advantage Municipal Fund (“Florida Fund” or “Acquired Fund”), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, May 15, 2009, at 2:00 p.m., Central time (the “Special Meeting”), for the following purposes:

1. For shareholders of each Fund, to approve an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which Florida Fund would (i) transfer all of its assets to National Fund in exchange solely for common shares and Municipal Auction Rate Cumulative Preferred shares (“MuniPreferred”), Series W2, of National Fund and the National Fund’s assumption of all the liabilities of Florida Fund, (ii) distribute such shares of the National Fund to the common shareholders and MuniPreferred, Series W, shareholders of the Florida Fund and (iii) be liquidated, dissolved and terminated in accordance with the Florida Fund’s Declaration of Trust (collectively, the “Reorganization”).

2. For common shareholders of the National Fund, to approve the issuance of additional common shares of the National Fund in connection with the Reorganization.

Only shareholders of record as of the close of business on March 19, 2009 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

• To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

• To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

• To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 WEST WACKER DRIVE
CHICAGO, ILLINOIS 60606
(800) 257-8787

PROXY STATEMENT/PROSPECTUS

NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND (NEA)
NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND (NWF)

APRIL 17, 2009

This Proxy Statement/Prospectus is being furnished to the shareholders of Nuveen Insured Tax-Free Advantage Municipal Fund (“National Fund” or “Acquiring Fund”), a closed-end management investment company, and Nuveen Insured Florida Tax-Free Advantage Municipal Fund (“Florida Fund” or “Acquired Fund” and, together with the Acquiring Fund, the “Funds”), a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees (each a “Board” and each Trustee a “Board Member”) for use at the Special Meeting of Shareholders of each Fund to be held on Friday, May 15, 2009, at 2:00 p.m., Central time, and at any and all adjournments thereof (the “Special Meeting”). The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about April 23, 2009. Shareholders of record of the Funds as of the close of business on March 19, 2009 are entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof.

The purposes of the Special Meeting are:

For each Fund:

1. To approve an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which the Acquired Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for common shares and Municipal Auction Rate Cumulative Preferred shares (“MuniPreferred”), Series W2, of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and MuniPreferred, Series W, shareholders of the Acquired Fund and (iii) be liquidated, dissolved and terminated in accordance with the Acquired Fund’s Declaration of Trust (collectively, the “Reorganization”).

For common shareholders of the Acquiring Fund:

2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization.

The Agreement provides for (i) the Acquiring Fund’s acquisition of all the assets of the Acquired Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share (“Acquiring Fund Common Shares”), and newly issued MuniPreferred, Series W2, of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $25,000 per share (“Acquiring Fund MuniPreferred Shares”), and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) the distribution of the Acquiring Fund Common Shares and Acquiring Fund MuniPreferred Shares held by the Acquired Fund to its common and MuniPreferred shareholders, respectively, and (iii) the liquidation, dissolution and termination of the Acquired Fund in accordance with the Acquired Fund’s Declaration of Trust. The number of Acquiring Fund Common Shares to be issued to the Acquired Fund would be that number having an aggregate per share net asset value equal to the aggregate value of the net assets of

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the Acquired Fund transferred to the Acquiring Fund. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Acquired Fund common shares held immediately prior to the Reorganization. Prior to the closing of each Reorganization, the net asset value of the Acquired Fund and Acquiring Fund will be reduced by the costs of the Reorganization borne by such Fund. Shareholders of Acquired Fund MuniPreferred, Series W, will receive the same number of Acquiring Fund MuniPreferred, Series W2. The aggregate liquidation preference of the Acquiring Fund MuniPreferred Shares received in the Reorganization will equal the aggregate liquidation preference of the Acquired Fund MuniPreferred held immediately prior to the Reorganization. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end investment company with the investment objectives and policies described in this Proxy Statement/Prospectus.

In connection with the Reorganization, common shareholders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares.

The Board of each Fund has determined that including all proposals in one Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund.

In the event that each Fund’s shareholders do not approve the Reorganization or that the Acquiring Fund common shareholders do not approve the issuance of Acquiring Fund Common Shares, the Acquired Fund will continue to exist and the Board of the Acquired Fund will consider what additional action to take, if any.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of common shares and MuniPreferred, Series W2, of the Acquiring Fund only. Please read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference:

(i) the Statement of Additional Information relating to the proposed Reorganization, dated April 17, 2009 (the “Reorganization SAI”);

(ii) the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended October 31, 2008;

(iii) the audited financial statements and related independent registered public accounting firm’s report for the Acquired Fund and the financial highlights for the Acquired Fund contained in the Fund’s Annual Report for the fiscal year ended April 30, 2008; and

(iv) the unaudited financial statements and the financial highlights for the Acquired Fund contained in the Fund’s Semi-Annual Report for the period ended October 31, 2008.

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report and subsequent semiannual report to a shareholder upon request.

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Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are both closed-end management investment companies, with similar objectives and policies — primarily to provide current income exempt from regular federal income tax and the alternative minimum tax applicable to individuals and enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Funds’ investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued, and in the case of the Acquired Fund, the Fund’s shares to be exempt from the Florida intangible personal property tax. The Acquiring Fund is a diversified management investment company and the Acquired Fund is a non-diversified management investment company.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The shares of the Funds are listed on the NYSE Alternext US (“NYSE Alternext”); reports, proxy statements and other information concerning the Acquired Fund can be inspected at the offices of the NYSE Alternext, 11 Wall Street, New York, New York 10005.

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund Common Shares and the Acquiring Fund MuniPreferred Shares in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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PROXY STATEMENT/PROSPECTUS

APRIL 17, 2009

NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND (NEA)
NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND (NWF)

SUMMARY	1
Proposal 1: The Reorganization	1
Background and Reasons for the Reorganization	1
Certain Federal Income Tax Consequences of the Reorganization	4
Comparison of the Acquiring Fund and the Acquired Fund	4
Capitalization	7
Comparative Performance Information	9
Proposal 2: Issuance of Additional Acquiring Fund Common Shares	10

RISK FACTORS	11
Differences in Risks	11
Similarity of Risks	14

THE SPECIAL MEETING	23
General	23
Voting; Proxies	24

PROPOSAL NO. 1 — THE REORGANIZATION (SHAREHOLDERS OF EACH FUND)	24
General	25
Terms of the Reorganization	25
Reasons for the Reorganization	27
Votes Required	30
Description of Common Shares Issued by the Acquiring Fund	30
Comparison of Rights of Holders of Common Shares of the Acquiring Fund and the Acquired Fund	33
Description of MuniPreferred Issued by the Acquiring Fund	33
The Auction	44
Comparison of Rights of Holders of MuniPreferred of the Acquiring Fund and the Acquired Fund	48
Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Fund	48
How the Funds Manage Risk	61
Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws	65
Expenses Associated with the Reorganization	67
Dissenting Shareholders’ Rights of Appraisal	67
Certain Federal Income Tax Consequences of the Reorganization	67

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PROPOSAL NO. 2. — ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES (ACQUIRING FUND COMMON SHAREHOLDERS ONLY)	69

MANAGEMENT OF THE FUNDS	70
Board Members and Officers	70
Investment Adviser	70
Portfolio Management	72

ADDITIONAL INFORMATION ABOUT THE FUNDS	73
General History	73
Shareholders of the Acquiring Fund and the Acquired Fund	75
Repurchase of Common Shares; Conversion to Open-End Fund	76
Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent	77
Federal Income Tax Matters Associated with Investment in the Funds	77

NET ASSET VALUE	79

LEGAL OPINIONS	80

EXPERTS	80

SHAREHOLDER PROPOSALS	80

GENERAL	81

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SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in the text of this Proxy Statement/Prospectus or in the Acquiring Fund’s Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Shares (the “Acquiring Fund Statement”) attached as Appendix A to the Reorganization SAI.

Proposal 1: The Reorganization

If the shareholders of each Fund approve the Reorganization and the common shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares (see “Proposal 2: Issuance of Additional Acquiring Fund Common Shares”): (i) the Acquiring Fund will acquire all the assets of the Acquired Fund in exchange for newly issued Acquiring Fund Common Shares and newly issued Acquiring Fund MuniPreferred Shares, and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) the distribution of the Acquiring Fund Common Shares and Acquiring Fund MuniPreferred Shares held by the Acquired Fund to its common and preferred shareholders, respectively and (iii) the liquidation, dissolution and termination of the Acquired Fund in accordance with the Acquired Fund’s Declaration of Trust. The number of Acquiring Fund Common Shares to be issued to the Acquired Fund would be that number having an aggregate per share net asset value equal to the aggregate value of the net assets of the Acquired Fund transferred to the Acquiring Fund. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Acquired Fund common shares held immediately prior to the Reorganization. Prior to the closing of each Reorganization, the net asset value of the Acquired Fund and Acquiring Fund will be reduced by the costs of the Reorganization borne by such Fund. The number of Acquiring Fund MuniPreferred Shares to be issued to the Acquired Fund would be that number of shares of Acquiring Fund MuniPreferred Shares as was held of Acquired Fund MuniPreferred Shares, Series W. The aggregate liquidation preference of the Acquiring Fund MuniPreferred Shares received in the Reorganization will equal the aggregate liquidation preference of the Acquired Fund MuniPreferred shares held immediately prior to the Reorganization.

The Board of each Fund, including the trustees who are not “interested persons,” as defined in the 1940 Act, of each Fund, has unanimously approved the Reorganization. The Board of each Fund recommends that the shareholders vote “FOR” the approval of the Reorganization. See “Proposal No. 1 — The Reorganization.”

Background and Reasons for the Reorganization

The Boards’ recommendation of the Reorganization reflects various considerations, among them: (i) the price level at which the Acquired Fund’s common shares have traded over time in relation to their underlying net asset value on an absolute basis as well as relative to other closed-end funds; (ii) prior efforts to enhance, over time, the secondary market for the Acquired Fund’s common shares, including investment strategies aimed at increasing common net earnings as well as common share repurchases; and (iii) the repeal of Florida’s intangible

1

personal property tax which eliminated the state tax benefit to a Florida resident of owning a Florida-specific portfolio of municipal bonds. The Board of Trustees of the Acquiring Fund and the Acquired Fund believes the proposed merger is in the best interests of the Acquiring Fund and the Acquired Fund, respectively.

As a result of the Reorganization, the net assets of the Acquiring Fund and the Acquired Fund would be combined and the shareholders of the Acquired Fund would become shareholders of the Acquiring Fund. The investment objectives and policies of the Funds are similar except that the Acquired Fund invests in municipal bonds that that are exempt from the Florida intangible personal property tax and concentrates its assets in municipal bonds generally issued by the State of Florida, a municipality in Florida, or a political subdivision or agency or instrumentality of such State or municipality (“Florida municipal bonds”). The Board Members and officers of the larger combined entity would be identical to those of the Funds. The general portfolio characteristics of the larger combined entity would be similar to both Funds.

The Board of each Fund believes that the proposed Reorganization would be in the best interests of the Funds. In approving the Reorganization, the Boards considered information presented at the Board’s meeting or earlier meetings regarding the Funds, the proposed Reorganization and a number of factors, including, among other things:

•	the secondary market trading history of the Funds (i.e., the price level at which the Funds’ shares have traded over time in relation to their underlying net asset value on an absolute basis and as compared to other closed-end funds) and prior efforts to enhance the secondary market for the common shares of the Acquired Fund;

•	the elimination of the Florida intangibles tax;

•	the compatibility of the investment objectives, policies and strategies of the Funds;

•	the potential opportunities to refinance MuniPreferred;

•	the relative fees and operating expense ratios of the Funds, including reimbursement of the Funds’ expenses agreed to by each Funds’ adviser;

•	the investment performance of the Funds;

•	the anticipated tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds; and

•	any potential benefits of the Reorganization to the adviser as a result of the Reorganization.

In approving the Reorganization, the Boards considered, in particular, the following potential benefits:

•	Expected lower fees and operating expenses. After the Reorganization, the combined fund is expected to have lower fees and operating expenses per common share, excluding costs of leverage, than the Acquiring Fund and Acquired Fund from achieving greater economies of scale as the larger asset size of the combined fund is expected to

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result in a lower management fee rate and allow for the fixed operating costs to be spread over a larger asset base.

•	Enhanced relative investment performance. The combined fund is estimated to have an increase in common net earnings after the Reorganization compared to that of the Acquiring Fund and Acquired Fund and expected to have expanded opportunities for enhanced total returns due to the larger asset base (and in relation to the Acquired Fund, a nationally-diversified portfolio).

•	Improved secondary market trading. The estimated higher common net earnings, expected enhanced total returns over time, and the larger asset base of the combined fund after the Reorganization may lead to higher common share market prices relative to net asset value and the combined fund’s greater market liquidity may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. In addition, with respect to the Acquired Fund, the Board of the Acquired Fund also considered that a broader potential investor base of a national fund may also promote a higher common share price to net asset value.

•	Expanded MuniPreferred refinancing opportunities. After the Reorganization, the larger asset size of the combined fund may increase the ability to refinance the MuniPreferred with tender option bonds (“TOBs”). The greater portfolio diversification of the Acquiring Fund compared to the Acquired Fund may also enhance the combined fund’s ability to refinance the MuniPreferred compared to that of the Acquired Fund. The Boards also considered that such refinancings may provide liquidity at par for MuniPreferred shareholders and lower the relative costs of leverage over time for common shareholders.

•	Continuity of investment objectives and strategies. The Boards considered the compatibility of the Funds’ investment objectives, policies and strategies except in relevant part, the Acquired Fund would invest primarily in municipal securities that pay interest exempt from an intangible personal property tax assessed by Florida on the value of stocks, bonds, other evidences of indebtedness and mutual fund shares. Florida repealed the intangible personal property tax in 2007 reducing the attractiveness of Florida bonds to investors formerly subject to the tax. Accordingly, a primary reason for the policy of the Acquired Fund to invest primarily in Florida municipal bonds was eliminated and the continuation of such policy is no longer necessary. With the Reorganization, the Acquired Fund common shareholders would be invested in a more diversified portfolio and their exposure to Florida obligations would decrease. In addition, both Funds have issued MuniPreferred to create leverage. Through the use of leverage, the Funds seek to enhance potential common share earnings over time by borrowing at short-term municipal rates and investing at long-term municipal rates which generally are higher. Although there are no assurances that the use of leverage will result in a higher yield or return to common shareholders, the Boards believe that the Acquiring Fund’s use of leverage would continue to provide Acquired Fund common shareholders with the potential for higher monthly tax-exempt distributions and enhanced total returns on average over market cycles at a time when the municipal yield spreads are particularly wide or attractive. In addition, as discussed in more detail above, the larger asset base of the combined fund may increase its ability to refinance MuniPreferred with TOBs.

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For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganization, see “Proposal No. 1 — The Reorganization — Reasons for the Reorganization.”

Certain Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a reorganization for federal income tax purposes. If the Reorganization so qualifies, neither the Acquired Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the transfers contemplated by the Reorganization. See “Proposal No. 1 — The Reorganization — Certain Federal Income Tax Consequences of the Reorganization.”

Comparison of the Acquiring Fund and the Acquired Fund

General.  The Acquiring Fund and the Acquired Fund are both closed-end management investment companies. The Acquiring Fund is a diversified management investment company and the Acquired Fund is a non-diversified management investment company. The Acquiring Fund common shares are listed and trade on the NYSE Alternext under the symbol NEA and the Acquired Fund common shares are listed and trade on the NYSE Alternext under the symbol NWF. The Acquiring Fund and the Acquired Fund are organized as business trusts under the laws of the Commonwealth of Massachusetts. The common shares of each Fund have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. All outstanding shares of Acquiring Fund MuniPreferred and Acquired Fund MuniPreferred are rated “AAA” by S&P and “Aaa” by Moody’s. The Acquiring Fund MuniPreferred Shares issued to the Acquired Fund pursuant to the Reorganization will have rights and preferences, including liquidation preferences, that are substantially similar to those of the outstanding shares of Acquired Fund MuniPreferred. See “Proposal No. 1 — The Reorganization.”

Investment Objectives and Policies.  The Acquiring Fund and Acquired Fund have similar investment objectives. Both Funds’ investment objectives are to provide current income exempt from regular federal income tax and the alternative minimum tax applicable to individuals and enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Funds’ investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Acquired Fund’s shares will also be exempt from the Florida intangible personal property tax.

The Acquiring Fund and Acquired Fund also have similar investment policies. The Acquiring Fund, under normal circumstances, will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Acquiring Managed Assets”), in a portfolio of securities that pay interest exempt from federal income taxes (“municipal securities”) and from the federal alternative minimum tax applicable to individuals. The Acquired Fund, under normal circumstances, will invest at least 80% of its average daily net assets, including assets attributable to any MuniPreferred shares that may be outstanding (“Acquired Managed Assets”) in a portfolio of municipal bonds that pay interest that is exempt from regular federal income tax and from the federal alternative minimum tax applicable to individuals, are exempt from the Florida intangible personal property tax, and are covered by insurance guaranteeing the timely payment of principal and interest thereon. The primary difference between the Fund’s stated policies is that the Acquired Fund invests substantially all of its

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assets in municipal bonds that are exempt from the Florida intangible personal property tax and therefore concentrates its assets in Florida municipal bonds. Effective January 1, 2007, the State of Florida repealed the state’s intangible personal property tax, which eliminated the state tax benefit to a Florida resident of owning a Florida-specific portfolio of municipal bonds. See “Reasons for the Reorganization — Elimination of the Florida Intangibles Tax.”

Board Members and Officers.  The Acquiring Fund and the Acquired Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Adviser (as defined below) under the Investment Management Agreement for each Fund, is the responsibility of its Board. There are currently nine (9) trustees of the Funds, one (1) of whom is an “interested person” (as defined in the 1940 Act) and eight (8) of whom are not interested persons (the “independent trustees”). The names and business addresses of the trustees and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Management” in the Reorganization SAI incorporated herein by reference.

Investment Adviser.  Nuveen Asset Management (the “Adviser” or “NAM”) is responsible for investing each Fund’s net assets. NAM oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, Illinois 60606.

NAM, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $119 billion of assets under management as of December 31, 2008. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. See “Management of the Funds-Investment Adviser.”

The portfolio manager for the Acquiring Fund is Paul Brennan, CFA, CPA. Mr. Brennan manages several national open- and closed-end funds. Mr. Brennan began his career in the investment business in 1991 when he was a municipal credit analyst, then became a portfolio manager in 1994. He joined Nuveen Investments in 1997 while at Flagship Financial which Nuveen acquired. He earned his BS in Accountancy and Finance from Wright State University. He is a CPA, has earned the Chartered Financial Analyst designation, and currently sits on the Nuveen Asset Management Investment Management Committee. Prior to joining Flagship, Paul was employed at Deloitte & Touche within the audit group which participated in auditing mutual funds and investment advisers.

The portfolio manager for the Acquired Fund is Daniel Close, CFA. Mr. Close joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team, where he was responsible for the oversight and development of Nuveen’s mutual fund product line. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.

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Pursuant to an Investment Management Agreement between the Adviser and each Fund, each Fund pays an annual management fee for the services and facilities furnished by the Adviser on a monthly basis at the following annual rates:

Management Fee Schedule
Average Daily Net Assets
(including net assets attributable to preferred shares)	Rate

Up to $125 million	0.4500%
$125 to $250 million	0.4375%
$250 to $500 million	0.4250%
$500 million to $1 billion	0.4125%
$1 billion to $2 billion	0.4000%
$2 billion and over	0.3750%

In addition to the fund-level fee, each Fund pays a complex-level fee. The complex-level fee is the same for each Fund and begins at a maximum rate of 0.20% of each Fund’s net assets, based upon complex-level assets of $55 billion, with breakpoints for assets above that level. Therefore, the maximum management fee rate for each Fund is the fund-level fee plus 0.20%. As of December 31, 2008, the effective complex-level fee for each Fund was 0.20% of net assets. See “Management of the Funds — Investment Adviser.”

The Acquiring Fund paid aggregate management fees of $2,527,989 for the fiscal year ended October 31, 2008, for an effective management fee rate of 0.96% based on net assets applicable to common shares (0.62% based on managed assets). The Acquired Fund paid aggregate management fees of $534,685 for the fiscal year ended April 30, 2008, for an effective management fee rate of 0.97% based on net assets applicable to common shares (0.63% based on managed assets).

Dividends and Distributions.  The Funds have identical dividend policies with respect to the payment of dividends on their common shares. Each Fund’s present policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to MuniPreferred shareholders. Each Fund’s ability to maintain a level dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred shares. The net investment income of each Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Over time, all the net investment income of each Fund will be distributed. At least annually, each Fund also intends to distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to MuniPreferred shareholders. Holders of common shares of each Fund may elect to have all distributions automatically reinvested in common shares of the Fund pursuant to that Fund’s Dividend Reinvestment Plan. See “Proposal No. 1 — The Reorganization — Description of Common Shares Issued by the Acquiring Fund — Distributions” and “— Dividend Reinvestment Plan” and “Additional Information About the Funds — Federal Income Tax Matters Associated with Investment in the Funds.”

The dividend rates on shares of each Fund’s MuniPreferred, including the Acquiring Fund MuniPreferred Shares issued pursuant to the Reorganization, are structured to be determined on the

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basis of auctions, which are scheduled to be held weekly. In February 2008, escalating liquidity pressures across financial markets led to the systemic failure of the auction rate preferred securities (“ARPS”) market and the auction process used to set the ARPS’ dividend rate. This failure is ongoing and affects the Funds’ MuniPreferred Shares whose dividend rates are currently set by reference to a predetermined, index-based formula (the “Maximum Rate”). See “Proposal No. 1 — The Reorganization — Description of MuniPreferred Issued by the Acquiring Fund” and “— The Auction” and the Reorganization SAI.

Credit Quality.  A comparison of the credit quality of the respective portfolios of the Acquiring Fund and the Acquired Fund, as of January 31, 2009, is set forth in the table below.

	Acquiring	Acquired	Combined Fund
Credit Rating	Fund	Fund	Pro-Forma(1)

Aaa/AAA*	38.5%	43.8%	39.0%
Aa/AA	32.8	36.7	34.4
A/A	20.3	15.3	19.0
Baa/BBB	7.4	1.8	6.3
Unrated	1.0	2.4	1.3

TOTAL	100.0%	100.0%	100.0%

*	Includes securities that are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(1)	Reflects the effect of the Reorganization.

Maturity and Duration.  A comparison of the maturity and duration of the respective portfolios of the Acquiring Fund and the Acquired Fund, as of January 31, 2009, is set forth in the table below.

	Weighted Average Leverage	Weighted Average
Fund	Adjusted Duration	Maturity

Acquiring	14.09	19.35
Acquired	10.44	16.15
Combined Fund — Pro-Forma(1)	13.45	18.79

(1)	Reflects the effect of the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of October 31, 2008, and the pro-forma combined capitalization of the combined Fund as if the Reorganization had occurred on that date. The table reflects a pro-forma exchange ratio of approximately

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1.014057 common shares of the Acquiring Fund issued for each common share of the Acquired Fund. If the Reorganization is consummated, the actual exchange ratio may vary.

			Combined
	Acquiring	Acquired	Fund
	Fund	Fund	Pro Forma(1)

Preferred shares, $25,000 stated value per share, at liquidation value; 5,312 shares outstanding for Acquiring Fund; 1,160 shares outstanding for Acquired Fund; 6,472 shares outstanding for Combined Fund — Pro Forma	$132,800,000	$29,000,000	$161,800,000

Common Shareholders’ Equity:
Common shares, $.01 par value per share; 18,525,697 shares outstanding for Acquiring Fund; 3,882,373 shares outstanding for Acquired Fund; 22,462,644 shares outstanding for Combined Fund — Pro Forma	$185,257	$38,824	$224,627 (2)
Paid-in surplus	261,630,932	54,746,905	316,117,291 (3)
Undistributed (Over-distribution of) net investment income	(1,056,455)	(167,111)	(1,223,566)
Accumulated net realized gain (loss) from investments and derivative transactions	(5,027,688)	(1,458,697)	(6,486,385)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(26,656,634)	(4,285,162)	(30,941,796)

Net assets applicable to common shares	$229,075,412	$48,874,759	$277,690,171

Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$12.37	$12.59	$12.36

Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

(1)	The adjusted balances are presented as if the Reorganization were effective as of October 31, 2008, for information purposes only. The actual closing date of the Reorganization is expected to be June 16, 2009, at which time the results would be reflective of the actual composition of shareholders’ equity at that date.

(2)	Assumes the issuance of 3,936,947 Acquiring Fund Common Shares in exchange for the net assets of the Acquired Fund, which number is based on the net asset value of the Acquiring Fund Common Shares and the net asset value of the Acquired Fund common shares, as of October 31, 2008, after adjustment for the Reorganization costs referred to in (3) below.

(3)	Includes the impact of estimated Reorganization costs of $260,000 which will be borne by the shareholders of the Acquiring Fund and the Acquired Fund ($55,000 and $205,000, respectively).

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Comparative Performance Information

Comparative total return investment performance for the Funds for periods ended December 31, 2008:

	Average Annual Total Return
	on Net Asset Value				Average Annual Total Return on Market Value
	One	Three	Five	Life of	One	Three	Five	Life of
	Year	Years	Years	Fund	Year	Years	Years	Fund

Acquiring Fund	−11.74%	−1.04%	1.43%	2.95%	−23.51%	−3.07%	−2.20%	−0.46%
Acquired Fund	−6.61%	0.48%	2.41%	3.22%	−18.93%	−5.12%	−3.91%	−1.83%

Total Return on Market Value is the average annual return on an investment in common shares of each Fund, taking into account income and capital gains distributions, if any, as well as changes in market price per share. Total Return on Net Asset Value is the average annual return on the common share net asset value of each Fund, taking into account income, capital gains distributions, if any, as well as changes in net asset value per share. Life of Fund performance is calculated from November 21, 2002 for each Fund. Past performance information is not necessarily indicative of future results.

Comparative Fee Table(1)

			Combined Fund
	Acquiring Fund	Acquired Fund	Pro-Forma
	10/31/08	4/30/08	10/31/08(2)

Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees
Fund-Level Fees	0.67%	0.69%	0.67%
Complex-Level Fees	0.29%	0.28%	0.29%
Interest and Related Expenses from Inverse Floaters(3)	0.06%	0.00%	0.05%
Other Expenses	0.24%	0.27%	0.23%

Total Annual Expenses	1.26%	1.24%	1.24%
Less: Fee and Expenses Reimbursement(4)	−0.39%	−0.44%	−0.38%

Net Annual Expenses	0.87%	0.80%	0.86%
Income Dividends on Preferred Shares	1.91%	1.89%	1.93%

Net Annual Expenses and Income Dividends on Preferred Shares(5)	2.78%	2.69%	2.79%

(1)	The Comparative Fee Table is presented as of each Fund’s fiscal year end (October 31, 2008 for the Acquiring Fund and April 30, 2008 for the Acquired Fund). The pro forma combined figures assume the consummation of the merger on October 31, 2008 and reflect average net asset levels for both the Acquiring Fund and Acquired Fund for the 12-month period ended October 31, 2008. It is important for you to understand that a decline in the Fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the Fund’s expense ratios for the Fund’s current fiscal year to be higher than the expense information presented.

(2)	Pro forma expenses do not include the expenses to be borne by the Funds in connection with the Reorganization. See “Expenses Associated with the Reorganization” under “Proposal Number 1 -The Reorganization” for additional information about these expenses.

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(3)	Interest expense arises because accounting rules require the Fund to treat interest paid by trusts issuing certain inverse floating rate investments held by the Fund as having been paid (indirectly) by the Fund. Because the Fund also recognizes a corresponding amount of interest income (also indirectly), the Fund’s common share net asset value, net investment income, and total return are not affected by this accounting treatment. The actual Interest and Related Expenses from Inverse Floaters incurred in the future may be higher or lower.

(4)	NAM has contractually agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to preferred shares), for fees and expenses in the following amounts:

Year ending
November 30,

2007	0.32%
2008	0.24%
2009	0.16%
2010	0.08%

NAM has not agreed to reimburse the Funds for any portion of its fees and expenses beyond November 30, 2010.

(5)	The Funds have an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Funds’ cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. The custodian fee credits for the time periods presented were 0.01%, 0.02%, and 0.01% for the Acquiring Fund, the Acquired Fund, and the Combined Fund Pro-Forma, respectively.

Example:  The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses and Income Dividends on Preferred Shares, remain the same. The Fee and Expense Reimbursements used in the example reflect the actual management fee reimbursement levels in effect (see Footnote 3 above) beginning on April 1, 2009. The examples also assume a 5% annual return.

	1 Year	3 Years	5 Years	10 Years

Acquiring Fund	$30	$95	$163	$346
Acquired Fund	$30	$94	$161	$342
Combined Fund — Pro-Forma	$30	$95	$163	$346

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of the Funds. The information in the table is based upon annualized expenses for the fiscal year ended October 31, 2008 for the Acquiring Fund, the fiscal year ended April 30, 2008 for the Acquired Fund and the pro-forma expenses for the 12 months ended October 31, 2008 for the Combined Fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rate of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Proposal 2: Issuance of Additional Acquiring Fund Common Shares

In connection with the proposed Reorganization described under “Proposal 1: Reorganization,” the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE Alternext. The Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund in exchange for the newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund MuniPreferred Shares. The Reorganization will result in no reduction of net asset value of the Acquiring Fund Common Shares, other than the costs of the Reorganization. No gain or loss will be recognized for federal income tax purposes by the Acquiring Fund in connection with the Reorganization. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit

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holders of Acquiring Fund Common Shares. In particular, the Acquiring Fund Board believes, based on data presented by the Adviser, that the Acquiring Fund will experience a reduced annual operating expense ratio as a result of the Reorganization. See “Proposal No. 1 — Reasons for the Reorganization.”

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the approval of the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization. See “Proposal No. 2 — Issuance of Additional Acquiring Fund Common Shares.”

RISK FACTORS

Investment in either Fund may not be appropriate for all investors. The Funds are not intended to be a complete investment program and due to the uncertainty inherent in all investments, there can be no assurance that a Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Funds. An investment in either Fund is intended to be a long-term investment and should not be used as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of fund dividends and distributions, if applicable.

The following risks and special considerations should be considered by shareholders of each Fund in their evaluation of the Reorganization:

Differences in Risks

The primary difference between the Funds is that the Acquired Fund invests substantially all of its assets in municipal bonds that are exempt from the Florida intangible personal property tax and therefore concentrates its assets in Florida municipal bonds. Also, the Acquiring Fund is a diversified management investment company and the Acquired Fund is a non-diversified management investment company.

The Acquired Fund invests in Florida municipal bonds and is non-diversified which gives rise to the following risks:

Special Considerations Relating to Florida Municipal Bonds.  Except to the extent the Acquired Fund invests in temporary investments or in U.S. Territorial bonds, the Acquired Fund will invest substantially all of its net assets in Florida municipal bonds. The Acquired Fund is therefore more susceptible to political, economic or regulatory factors affecting issuers of Florida municipal bonds. The information set forth below and the related information in the Reorganization SAI is derived from sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of Florida. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Beginning in September 2007, Florida’s job growth began a negative trend that has continued to the present. From December 2007 until December 2008 non-agricultural or nonfarm employment decreased 3.1%. The unemployment rate in Florida as of December 2008 was

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8.1%. The national unemployment rate in December 2008 was 7.2%. Much of the state of Florida’s decrease in employment stems from declines in construction jobs, declines in manufacturing jobs, declines in jobs in information, and declines in jobs in financial activities. However, according to the State of Florida Agency for Workforce Innovation, employment is expected to grow at a 1.65% annual rate for the period 2008 until 2016.

Additionally, Florida’s statewide economic activity has recently been on a downward trend. Taxable sales have decreased by 12.6% for the period November 2007 until November 2008 with the largest percentage decrease in autos and accessories and the largest absolute decrease in consumer nondurables. Sales tax collections for fiscal year 2007-08 were 5.8% below the previous fiscal year’s collections. Corporate income tax collections were 9.7% below the previous fiscal year’s corporate income tax collections. Finally, documentary stamp tax collections in fiscal year 2007-08 decreased 36% from the previous year’s collections.

In 2007, Florida’s GDP increased by 2.51%, which underperformed the nation as a whole — the nation’s GDP increased by 4.75%. Florida had consistently outperformed the nation in GDP growth over the previous nine years.

In 2008, per capita personal income increased by 2.5%, which is down significantly from the personal income growth rates of 7.08% in 2005, 6.30% in 2006 and 3.74% rate in 2007. In the upcoming fiscal year, personal income growth is expected to increase at a rate of 2.0%, which is below the expected 3.1% forecast nationally. In 2007, the United States annual per capita income was $38,611. During the same year Florida annual per capita income was $38,444.

Population growth has slowed from a rate that hovered between 2.0% and 2.6% since the mid-1990’s. The State is expected to add an average of about 209,000 residents a year between 2007 and 2010, compared with annual increases of 418,000 people between 2002 and 2006.

A voter-approved amendment to Florida’s Constitution that became effective in 1996 limits the rate of growth of state revenues to the growth rate of personal income. Revenues that are pledged to bonds, including new issuance, are exempt from the limitation. Another constitutional amendment requires the State to maintain a budget stabilization fund. The fund provides a counterbalance to the State’s reliance on economically-sensitive sales tax revenues. As of February 24, 2009, Florida’s general obligation bonds carry ratings of AAA by Standard & Poor’s Group (“Standard & Poor’s”), Aa1 by Moody’s Investor Services, Inc. (“Moody’s”), and AA+ by Fitch Ratings, Inc. (“Fitch”). Ratings for Florida municipal bonds may differ from the ratings granted to the general obligation bonds.

On January 29, 2008, the voters of Florida approved a constitutional amendment for property tax relief which: (1) provides for an additional exemption for $25,000 for homes valued over $50,000, except for school levies; (2) provides for transfer of accumulated ’Save-Our-Homes’ benefits, applicable to all tax levies; (3) establishes an exemption from property taxes of $25,000 of assessed value of tangible personal property, applicable to all tax levies; and (4) limits the assessment increases for specified non-homestead real property to 10 % each year, except for school levies. Such amendment should have little to no financial impact on the State budget; however, such amendment will reduce ad valorem taxes received by local governments.

In addition to the constitutional amendment for property tax relief, Florida sales activity for homes is down approximately 5% from the same period last year and the median sales price is down 16% over the same period last year. Furthermore, there still remains a large inventory of unsold homes, and access to construction and mortgage financing is still tightening. These

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factors in conjunction with slower income growth will suppress growth in the housing sector for at least another 12 months.

The economic downturn has also negatively affected Florida’s tourism industry. Approximately 2.3% less tourists visited Florida in 2008 than in 2007. The growth rate for tourism is expected to weakly increase over the next few years. Growth rates for fiscal years 2009-10, 2010-11, and 2011-12 are 0.6%, 1.0% and 1.8% respectively.

The Citizens Property Insurance Corporation is a quasi-governmental company that was created as an insurer of last resort in 2002. However, it has become Florida’s top underwriter of homeowners’ insurance, with more than $433 billion of property exposure on its books. Furthermore, Florida has taken on $28 billion worth or reinsurance risk itself. The reinsurance pool would have to issue bonds for anything over $7.8 billion in losses. A major hurricane or series of hurricanes has the potential to exceed Florida’s reserves to cover the losses.

On February 17, 2009, President Obama signed into law a federal stimulus package. Florida is expected to receive as much as $12.2 billion from the stimulus package. $3.2 billion is expected to be received in the 2008-09 fiscal year, $5.2 billion is expected to be received in the 2009-10 fiscal year, and the final $3.8 billion is expected to be received in the 2010-11 fiscal year. The stimulus payments received are expected to be used for health and human services, education, and transportation and economic development.

Furthermore, the validity of a compact that Governor Charlie Crist signed with the Seminole Indian Tribe in 2007 is under debate. The compact could provide $288 million to the 2009-10 fiscal year state budget. The compact allowed casino gambling on Seminole Indian territory located in Florida. However, the Florida legislature has not ratified the compact and has set the money aside until the issue is settled.

As of December 2008, Florida faced a budget deficit of at least $2.3 billion. The Florida constitution requires that the Legislature pass a balanced budget. Thus, the legislature will be required to decrease certain expenditures or cut certain programs to balance the budget.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal bonds. This information has not been independently verified. It should also be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Economic Sector Risk.  The Acquired Fund may invest 25% or more of its total assets in municipal bonds in the same economic sector. Subject to the concentration limits of the Acquired Fund’s investment policies and guidelines, the Fund may invest a significant portion of its net assets in certain sectors of the municipal bond market, such as hospitals and other

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health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Acquired Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Acquired Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Non-Diversification.  Because the Acquired Fund is classified as “non-diversified” under the 1940 Act it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Acquired Fund may be more susceptible than a fund classified as a “diversified fund” under the 1940 Act to any single corporate, economic, political or regulatory occurrence. In addition, the Acquired Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

Similarity of Risks

Despite the differences noted above, the Funds face more of the same type of risks, including the following:

Investment and Market Risk.  An investment in the Funds’ shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by a Fund, which generally trade in the over-the-counter markets. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable. In addition, if the current national economic downturn deteriorates into a prolonged recession, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected.

Current Economic Conditions — Credit Crisis Liquidity and Volatility Risk.  The markets for credit instruments, including municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have

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resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Funds’ municipal securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of your Fund’s portfolio would likely result in a significant decline in the value of your investment. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common and MuniPreferred shares. This volatility may also impact the liquidity of inverse floating rate securities in your Fund’s portfolio. See “Risks — Inverse Floating Rate Securities Risk.”

In response to the current national economic condition, governmental cost burdens may be reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. See “Risks — Municipal Securities Market Risk.”

Market Discount from Net Asset Value.  Shares of closed-end investment companies like the Funds have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Funds cannot predict whether common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view the Funds as a vehicle for trading purposes.

Credit Risk.  Credit risk is the risk that one or more municipal securities in a Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Fund’s net asset value or dividends. Ratings may not accurately reflect the actual credit risk associated with a municipal security. Each Fund will not be required to dispose of a security if a downgrade occurs after the time of investment. If a downgrade occurs, NAM will consider what action, including the sale of the security, is in the best interests of a Fund. Also, to the extent that the rating assigned to a municipal security in a Fund’s portfolio is downgraded by any National Recognized Statistical Rating Organization (“NRSRO”), the market price and liquidity of such security may be adversely affected.

Interest Rate Risk.  Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in a Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Funds invest primarily in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if a Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and

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comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities are not typically highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in interest rates. The Funds’ investments in inverse floating rate securities, as described herein under “Inverse Floating Rate Securities Risk,” will tend to increase common share interest rate risk.

Municipal Securities Market Risk.  Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. The amount of public information available about the municipal securities in each Fund’s portfolio is generally less than that for corporate equities or bonds, and each Fund’s investment performance may therefore be more dependant on NAM’s analytical abilities than if such Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect each Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which such Fund currently values them.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issues of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest.

Reinvestment Risk.  Reinvestment risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or your overall returns.

Inverse Floating Rate Securities Risk.  Each Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose

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trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. See “Municipal Securities — Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

Any economic effect of leverage through a Fund’s purchase of inverse floating rate securities will create an opportunity for increased common share net income and returns, but will also create the possibility that common share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

There is no assurance that a Fund’s strategy of investing in inverse floating rate securities will be successful.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. In circumstances where a Fund has a need for cash and the securities in a tender option bond trust are not actively trading, the Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings.

Insurance Risk.  Each Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

In addition, a Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing master municipal insurance policy purchased by the Fund (“Portfolio Insurance”). Each Fund does not expect these guidelines to prevent NAM from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Leverage Risk.  Leverage risk is the risk associated with the use of a Fund’s outstanding MuniPreferred shares or the use of tender option bonds to leverage the common shares. There

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can be no assurance that a Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Funds seek to enhance potential common share earnings over time by borrowing at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. Because the long-term municipal securities in which the Funds invest generally pay fixed rates of interest while the Funds’ costs of leverage generally fluctuate with short-term yields, the incremental earnings from leverage will vary over time. Accordingly, a Fund cannot assure you that the use of leverage will result in a higher yield or return to common shareholders. The benefit from leverage will be reduced (increase) to the extent that the difference narrows (widens) between the net earnings on a Fund’s portfolio securities and its cost of leverage. If short-term rates rise, a Fund’s cost of leverage could exceed the rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. A Fund’s cost of leverage includes both the interest rate paid on its borrowings as well as any on-going fees and expenses associated with those borrowings.

In February 2008, escalating liquidity pressures across financial markets led to the systemic failure of the ARPS market and the auction process used to set the ARPS’ dividend rate. This failure is on-going and affects the Funds’ MuniPreferred shares whose dividend rates are currently set by reference to the Maximum Rate. Because the Funds’ Maximum Rates over time are expected to result in a higher relative cost of leverage compared with historical levels, the potential incremental earnings from the Funds’ use of MuniPreferred shares would be expected to be reduced relative to historical levels. Each Fund and NAM continue to explore various alternatives for refinancing the Fund’s outstanding MuniPreferred shares in order to reduce the Fund’s relative cost of leverage over time and to provide liquidity “at par” for MuniPreferred shareholders.

A Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if a Fund were not leveraged, but also can result in a greater decrease in net asset values in declining markets. A Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices. Each Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding MuniPreferred shares, in order to be able to maintain the ability to declare and pay common share distributions and to maintain the MuniPreferred share’s AAA/Aaa rating. In order to maintain required asset coverage levels, a Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming MuniPreferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to common shareholders over time.

Each Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above.

The amount of fees paid to NAM for investment advisory services will be higher since each Fund uses financial leverage because the fees will be calculated based on the Fund’s Managed Assets.

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Each Fund seeks to manage the risks associated with its use of financial leverage as described below under “Management of Investment Portfolio and Capital Structure to Limit Leverage Risk.”

Tax Risk.  To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, a Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The value of a Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Funds are not suitable investments for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Each Fund’s policy of generally investing in bonds that are exempt from the federal alternative minimum tax applicable to individuals may prevent the Fund from investing in certain kinds of bonds and thereby limit the Fund’s ability to optimally diversify its portfolio.

Taxability Risk.  Each Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and NAM will not independently verify that opinion.

Subsequent to a Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting a Fund’s shareholders to increased federal income tax liabilities.

Under highly unusual circumstances, the Internal Revenue Service (the “IRS”) may determine that a municipal bond issued as tax-exempt should in fact be taxable. If a Fund holds such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends.

Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes. See “Federal Income Tax Matters Associated with Investments in the Funds.”

Borrowing Risks.  Each Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and may affect a Fund’s net income. When a

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Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market such borrowings might be outstanding for longer periods of time.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the dividends paid to MuniPreferred shareholders can decline.

Special Risks Related to Certain Municipal Obligations.  Each Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover a Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to a Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, a Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Derivatives Risk, Including the Risk of Swaps.  Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether a Fund’s use of derivatives is successful will depend on, among other things, if NAM correctly forecasts market values, interest rates and other applicable factors. If NAM incorrectly forecasts these and other factors, the investment performance of a Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

Each Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those

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associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by NAM of not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See “— Counterparty Risk”, “— Hedging Risk” and the Reorganization SAI.

Counterparty Risk.  Changes in the credit quality of the companies that serve as a Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, a Fund assumes the risk that its counterparties could experience similar financial hardships.

Hedging Risk.  Each Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to NAM’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that NAM’s judgment in this respect will be correct. In addition, no assurance can be given that a Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Deflation Risk.  Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Illiquid Securities Risk.  Each Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.  Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. A Fund cannot predict the effects of similar events in the future on the U.S. economy.

Call Risk.  If interest rates fall, it is possible that issuers of callable bonds with higher interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by

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the issuer during a period of declining interest rates, a Fund is likely to replace such called security with a lower yielding security.

Certain Affiliations.  Certain broker-dealers may be considered to be affiliated persons of the Funds, NAM, Nuveen Investments and/or Nuveen. Absent an exemption from the SEC or other regulatory relief, each Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities.

Anti-Takeover Provisions.  Each Fund’s Declaration of Trust and By-laws includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then current market price of the Common Shares. For further information on the Acquiring Fund, see “Certain Provisions in the Acquiring Fund Declaration of Trust and By-Laws.”

MuniPreferred Interest Rate Risk.  The Funds issue MuniPreferred, which pay dividends based on short-term interest rates, and use the proceeds to buy municipal bonds, which pay interest based on long-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. Both long-term and short term interest rates may fluctuate. If short-term interest rates rise, MuniPreferred rates may rise so that the amount of dividends paid to MuniPreferred shareholders exceeds the income from a Fund’s portfolio securities. Because income from each Fund’s entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the MuniPreferred offering) is available to pay MuniPreferred dividends, however, MuniPreferred dividend rates would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay MuniPreferred dividends would be jeopardized. Due to the systematic failure of the ARPS market and the auction process used to set the ARPS’ dividend rate, the Funds’ MuniPreferred dividend rates are currently set by reference to the Maximum Rate. Because the Funds’ Maximum Rates over time are expected to result in a higher relative cost of leverage compared with historical levels, the potential incremental earnings from the Funds’ use of MuniPreferred would be expected to be reduced relative to historical levels.

Auction Risk.  Since mid-February 2008 the functioning of the auction markets for certain types of auction rate securities (including MuniPreferred) has been disrupted by an imbalance between buy and sell orders. As a result of this imbalance, auctions for MuniPreferred have not cleared and MuniPreferred generally have become illiquid. There is no current expectation that these circumstances will change following the Reorganization and it is possible that the MuniPreferred markets will never resume normal functioning. The dividend rate on MuniPreferred when MuniPreferred auctions do not clear is the Maximum Rate. In normally functioning auctions, if you place hold orders (orders to retain MuniPreferred) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your MuniPreferred. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. For further information on MuniPreferred auctions, see “Description of MuniPreferred Issued by the Acquiring Fund” and “The Auction — Auction Procedures.”

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Secondary Market Risk.  There is currently no established secondary market for MuniPreferred and, if one should develop, it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated dividends. If either Fund has designated a “Special Dividend Period” (a dividend period of more than 7 days), changes in interest rates could affect the price of MuniPreferred sold in the secondary market. Broker-dealers may maintain a secondary trading market in the MuniPreferred; however, they have no obligation to do so and there can be no assurance that a secondary market for the MuniPreferred will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). MuniPreferred are not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during dividend periods between one and five years, likely will have an adverse effect on the secondary market price of the MuniPreferred, and a selling shareholder may sell MuniPreferred between auctions at a price per share of less than $25,000. Accrued MuniPreferred dividends, however, should at least partially compensate for the increased market interest rate.

Ratings and Asset Coverage Risk.  While Moody’s and S&P assign ratings of “Aaa” and “AAA,” respectively, to each Fund’s MuniPreferred, the ratings do not eliminate or necessarily mitigate the risks of investing in MuniPreferred. A rating agency could downgrade a Fund’s MuniPreferred, which may negatively affect your MuniPreferred. If a rating agency downgrades a Fund’s MuniPreferred, the Fund will alter its portfolio or redeem MuniPreferred. A Fund may voluntarily redeem MuniPreferred under certain circumstances.

Income Risk.  A Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, a Fund’s income available over time to make dividend payments with respect to the MuniPreferred could drop as well if the Fund purchases securities with lower interest coupons.

THE SPECIAL MEETING

General

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Boards of the Funds of proxies to be voted at the Special Meeting to be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, May 15, 2009, at 2:00 p.m., Central time, and at any and all adjournments of such Special Meeting. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement/Prospectus, and all other costs in connection with the solicitation of proxies will be allocated between the Funds. Additional solicitation may be made by officers of the Funds, by officers or employees of the Adviser or Nuveen Investments, or by dealers and their representatives. The Funds have engaged Georgeson Inc. to assist in the solicitation of proxies at an estimated cost of $18,000 plus reasonable expenses.

The Board of each Fund has fixed the close of business on March 19, 2009 as the record date (the “Record Date”) for determining holders of such Fund’s common shares and shares of MuniPreferred entitled to notice of and to vote at the Special Meeting. Each shareholder will be entitled to one vote for each common share or share of MuniPreferred held. At the close of business on the Record Date, (a) the Acquiring Fund had outstanding 18,506,397 common shares and shares of MuniPreferred as follows: Series T-2,656 shares; Series W-2,656 shares,

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and (b) the Acquired Fund had outstanding 3,863,473 common shares and 1,160 shares of MuniPreferred Series W.

Voting; Proxies

Common and MuniPreferred shareholders of the Funds entitled to vote at the Special Meeting that are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the shareholder’s instructions indicated on such proxies.

A quorum of shareholders is required to take action at the Special Meeting. A majority of the shares entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. For purposes of determining the approval of Proposal 1 and Proposal 2, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

MuniPreferred held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Special Meeting, or, if adjourned, one business day before the day to which the Special Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of MuniPreferred as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of MuniPreferred of the Fund who have voted on that item. Rule 452 permits proportionate voting of MuniPreferred with respect to a particular item if, among other things, (i) a minimum of 30% of the MuniPreferred or shares of a series of MuniPreferred outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the MuniPreferred or shares of a series of MuniPreferred outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below. Shareholders of either Fund who execute proxies may revoke them at any time before they are voted by filing with their Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person.

PROPOSAL NO. 1 — THE REORGANIZATION
(SHAREHOLDERS OF EACH FUND)

The terms and conditions of the Reorganization are set forth in the Agreement and Plan of Reorganization. Significant provisions of the Agreement are summarized below; however, this

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summary is qualified in its entirety by reference to the Agreement, a form of which is attached as Appendix A to this Proxy Statement/Prospectus.

General

The Agreement sets forth the terms of the Reorganization, under which (i) the Acquiring Fund will acquire all the assets of the Acquired Fund in exchange for newly issued Acquiring Fund Common Shares and newly issued Acquiring Fund MuniPreferred Shares, and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) the distribution of the Acquiring Fund Common Shares and Acquiring Fund MuniPreferred Shares held by the Acquired Fund to its common and preferred shareholders, respectively and (iii) the liquidation, dissolution and termination of the Acquired Fund as a Trust in accordance with the Acquired Fund’s Declaration of Trust. As a result of the Reorganization, the assets of the Acquiring Fund and the Acquired Fund would be combined and the shareholders of the Acquired Fund would become shareholders of the Acquiring Fund. The Board Members and officers of the Acquiring Fund are identical to those of the Acquired Fund. The investment objectives and policies of the Acquiring Fund are similar to the Acquired Fund except that the Acquired Fund invests in municipal bonds that are exempt from the Florida intangible personal property tax and concentrates its assets in Florida municipal bonds. Also, the Acquiring Fund is a diversified management investment company and the Acquired Fund is a non-diversified management investment company. If all proposals are approved, the closing date is expected to be the close of business on June 16, 2009 or such other date as the Funds may agree (the “Closing Date”). Following the Reorganization, the Acquired Fund would terminate its registration as an investment company under the 1940 Act.

Terms of the Reorganization

Valuation of Assets and Liabilities.  If the Reorganization is approved and the other conditions are satisfied or waived, the value of the net assets of the Acquired Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”). The value of the Acquired Fund’s assets shall be determined by using the valuation procedures set forth in the Acquired Fund’s Declaration of Trust and the Funds’ Proxy Statement/Prospectus to be used in connection with the Reorganization or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquired Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquired Fund MuniPreferred shares.

Dividends will accumulate on shares of Acquired Fund MuniPreferred, Series W, up to and including the day on which the Closing Date occurs and will be paid, together with the dividends then payable in respect of the shares of Acquiring Fund MuniPreferred Shares to the holders thereof on the Dividend Payment Date in respect of the Initial Rate Period of such shares. The Initial Rate Period of the shares of Acquiring Fund MuniPreferred Shares will be a period consisting of the number of days following the day on which the Closing Date occurs that would have remained in the rate period of the shares of Acquired Fund MuniPreferred, Series W, in effect immediately prior to the Closing Date. The dividend rate for the Acquiring Fund MuniPreferred Shares for such Initial Rate Period thereof will be the dividend rate in effect immediately prior to the Closing Date for the shares of Acquired Fund MuniPreferred, Series W. The initial auction for the Acquiring Fund MuniPreferred

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Shares issued pursuant to the Reorganization will be held on the day on which the auction next succeeding the Closing Date would have been held for the shares of Acquired Fund MuniPreferred, Series W, but for the Reorganization.

Following the Reorganization, every common shareholder of the Acquired Fund would own common shares of the Acquiring Fund that will have an aggregate per share net asset value immediately after the Closing Date equal to the aggregate per share net asset value of that shareholder’s Acquired Fund common shares immediately prior to the Closing Date. See “Description of Common Shares Issued by the Acquiring Fund” for a description of the rights of such shareholders. Since the Acquiring Fund Common Shares issued to the common shareholders of the Acquired Fund would be issued at net asset value in exchange for net assets of the Acquired Fund having a value equal to the aggregate per share net asset value of those Acquiring Fund Common Shares so issued, the net asset value of the Acquiring Fund common shares should remain virtually unchanged by the Reorganization, excluding Reorganization expenses. However, as a result of the Reorganization, common shareholders of both Funds would hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or the Acquired Fund, as the case may be.

Following the Reorganization, every preferred shareholder of the Acquired Fund would own the same number of shares of Acquiring Fund MuniPreferred Shares as was held of Acquired Fund MuniPreferred, Series W, and the shares of Acquiring Fund MuniPreferred Shares would have rights and preferences substantially similar to those of the shares of Acquired Fund MuniPreferred, Series W. See “— Description of MuniPreferred Issued by the Acquiring Fund” and “— Comparison of Rights of Holders of MuniPreferred of the Acquiring Fund and the Acquired Fund.”

Amendments.  Under the terms of the Agreement, the Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.  Under the terms of the Agreement, the Reorganization is conditioned upon (a) approval by the shareholders of the Acquiring Fund, as described under ‘‘Votes Required” above, (b) the Funds’ receipt of written advice from Moody’s and S&P (i) confirming that consummation of the Reorganization will not impair the “AAA” and “Aaa” ratings assigned to the outstanding shares of Acquiring Fund MuniPreferred, Series T or Series W and (ii) assigning “AAA” or Aaa ratings to the shares of Acquiring Fund MuniPreferred, Series W2, (c) the Funds’ receipt of an opinion to the effect that the Reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”), (d) the absence of legal proceedings challenging the Reorganization and (e) the Funds’ receipt of certain routine certificates and legal opinions. See “— Certain Federal Income Tax Consequences of the Reorganization.”

Termination.  The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s President or the Vice President without further action by the Board. In addition, either Fund may at its option terminate the Agreement at or before the Closing Date due to (a) a breach by any other party of any representation, warranty,

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or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or (c) a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Fund.

Reasons for the Reorganization

Based on the considerations below, the Board of each Fund, including the Board Members who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”), has determined that the Reorganization would be in the best interests of each Fund and that the interests of the existing shareholders of the Funds would not be diluted as a result of the Reorganization. The Boards approved the Reorganization and recommended that shareholders of the respective Funds approve the Reorganization.

In preparation for a meeting of the Boards held on January 13, 2009 (the “Meeting”) at which the Reorganization was proposed, NAM provided the Boards with information regarding the proposed Reorganization, including the rationale therefor and alternatives considered to the Reorganization. Prior to approving the Reorganization, the Independent Trustees reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their respective determination, including the following:

• the secondary market trading history of the Funds (i.e., the price level at which the Funds’ shares have traded over time in relation to their underlying net asset value on an absolute basis and as compared to other closed-end funds) and prior efforts to enhance the secondary market for the common shares of the Acquired Fund;

• the elimination of the Florida intangibles tax;

• the compatibility of the investment objectives, policies and strategies of the Funds;

• the potential opportunities to refinance MuniPreferred;

• the relative fees and operating expense ratios of the Funds, including reimbursement the Funds’ expenses agreed to by NAM;

• the investment performance of the Funds;

• the anticipated tax-free nature of the Reorganization;

• the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

• the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds; and

• any potential benefits of the Reorganization to NAM as a result of the Reorganization.

Elimination of Florida Intangibles Tax.  Prior to January 1, 2007, the State of Florida imposed an “intangibles tax” on the value of stocks, bonds, other evidences of indebtedness and mutual fund shares. Florida municipal obligations were exempt from this tax. The repeal of the Florida

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state intangibles tax in 2007 reduced the attractiveness of Florida bonds to investors formerly subject to the intangibles tax. In light of the Acquired Fund’s secondary market trading history over time as well as previous efforts to enhance the secondary market for its common shares, the Board of the Acquired Fund considered various responses to the repeal of the intangibles tax, including merging the Acquired Fund into an existing national municipal closed-end fund, reorganizing it into a newly created shell fund, and amending the Acquired Fund’s investment mandates (e.g., converting from a Florida-specific mandate to a national or Florida-preference mandate). After considering the alternatives, given the similarities between the Acquiring Fund and the Acquired Fund and the expected benefits from combining the Funds, the Boards believe the proposed Reorganization would be in the best interests of the respective Funds.

Continuity of Objectives and Policies.  The Boards considered the compatibility of the Funds’ investment objectives, policies and strategies except in relevant part, the Acquired Fund would invest primarily in municipal securities that pay interest exempt from the Florida intangible personal property tax and thus would concentrate its assets in Florida municipal bonds. As noted above, Florida repealed the intangible personal property tax eliminating a primary reason for the policy of the Acquired Fund to invest in Florida municipal bonds and making the continuation of this policy is no longer necessary. With the Reorganization, the Acquired Fund common shareholders would be invested in a more diversified portfolio and their exposure to Florida obligations would decrease. Each Fund has also issued MuniPreferred to create leverage. Through the use of leverage, the Funds seek to enhance potential common share earnings over time by borrowing at short-term municipal rates and investing at long-term municipal rates which generally are higher. Although there are no assurances that the use of leverage will result in a higher yield or return to common shareholders, the Boards believe that the Acquiring Fund’s use of leverage would continue to provide common shareholders of the Acquired Fund the potential for higher monthly tax-exempt distributions and enhanced total returns on average over market cycles at a time when the municipal yield spreads are particularly wide or attractive. In addition, as discussed in more detail below, the larger asset base of the combined fund may increase its ability to refinance the MuniPreferred with TOBs.

Expanded MuniPreferred Refinancing Opportunities.  As noted, both Funds have issued MuniPreferred to create leverage. The Boards recognize the systematic failure of the MuniPreferred market and the auction process used to set the MuniPreferreds’ dividend rate. This failure continues and the Funds’ MuniPreferred shares are currently set by reference to the Maximum Rate. The larger asset base of the combined fund may increase its ability to refinance the MuniPreferred with TOBs. In addition, the greater portfolio diversification of the Acquiring Fund compared to the Acquired Fund may also enhance the combined fund’s ability to refinance the MuniPreferred compared to that of the Acquired Fund. The use of TOBs to replace MuniPreferred is expected to benefit the Funds’ common shareholders because it is expected to lower the relative cost of leverage over time for common shareholders. Further, through such refinancings, the Funds seek to provide liquidity at par for MuniPreferred shareholders.

Expected Lower Fund Fees and Operating Expenses.  The combined fund offers economies of scale that may lead to lower per share operating expenses for common shareholders of the Funds, excluding costs of leverage. The Boards considered the fees and expense ratios of their respective Funds, including the estimated expenses of the combined fund after the Reorganization. As a result of greater economies of scale from the larger asset size of the combined fund, it is expected that the management fees and net operating expenses of the combined fund (after any expense reimbursements) would be lower than that of both Funds. In this regard, the Funds

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are subject to the same management fee rate schedule pursuant to their respective investment management agreements with NAM. Accordingly, after the Reorganization, the greater asset size of the combined fund is expected to result in a lower management fee rate. Further, the fixed operating expenses of the combined fund may be spread over a larger asset base.

Improved Secondary Market Trading.  While it is not possible to predict trading levels at the time the Reorganization closes, a reduction in a Fund’s trading discount would be in the best interests of the Fund’s common shareholders. The Board of the Acquired Fund considered that over the past year, the Acquired Fund shares generally have traded at a wider discount to net asset value (“NAV”) than has been the case for national funds. The potential broader investor base of a national fund instead of a Florida-specific fund may promote higher common share prices relative to net asset value and the combined fund’s greater market liquidity may lead to narrower bid-ask spreads and smaller trade to trade price movements. Similarly, with respect to the Acquiring Fund, the Board of the Acquiring Fund considered that the potential for higher common net earnings and enhanced total returns over time may also lead to higher common share market prices relative to net asset value and the combined fund’s greater market liquidity may lead to narrower bid-ask spreads and smaller trade to trade price movements. There can, however, be no assurance that after the Reorganization, the common shares of the combined fund will trade at a premium to NAV, or at a smaller discount to NAV, than is currently the case for the common shares of the Acquiring Fund and Acquired Fund.

Investment Performance.  The Boards considered the estimated increase in common net earnings of the combined Fund after the Reorganization compared to that of the Acquiring Fund and Acquired Fund based on information provided by NAM and expected expanded opportunities for enhanced total returns due to the larger asset base (and in relation to the Acquired Fund, a nationally-diversified portfolio). This information supplemented the historic investment performance information of the Funds the Boards receive at their meetings during the year.

No Dilution.  The terms of the Reorganization are intended to avoid dilution of the interests of the shareholders of the Funds. In this regard, each shareholder of common shares of the Acquired Fund will receive common shares of the Acquiring Fund equal to the aggregate per share net asset value of that shareholder’s Acquired Fund common shares immediately prior to the closing of the Reorganization. With respect to preferred shareholders, every preferred shareholder of the Acquired Fund will receive the same number of shares of Acquiring Fund MuniPreferred Shares as was held of the Acquired Fund MuniPreferred shares, Series W, and the Acquiring Fund MuniPreferred Shares would have rights and preferences substantially similar to those of the shares of Acquired Fund MuniPreferred shares, Series W. The aggregate liquidation preference of Acquiring Fund MuniPreferred Shares received in the Reorganization will equal the aggregate liquidation preference of the Acquired Fund’s preferred shares held immediately prior to the Reorganization.

Tax-Free Reorganization.  The Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Funds will obtain an opinion of counsel (based on certain factual representations and certain customary assumptions) substantially to the effect that the Reorganization will be tax-free for federal income tax purposes.

Costs of the Reorganization.  The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganization and the allocation of such costs between the Acquiring Fund and the Acquired Fund.

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Potential Benefits to NAM.  The Boards recognized that the Reorganization may result in benefits and economies for NAM. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Acquired Fund as a separate Nuveen Fund.

Conclusion.  The Boards, including the Independent Trustees, approved the Reorganization, concluding that the Reorganization is in the best interests of both Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

Votes Required

The Reorganization is required to be approved by the affirmative vote of the holders of a majority of the outstanding shares of the Acquired Fund’s common shares and the MuniPreferred, voting together as a single class, and by the affirmative vote of a majority of the Fund’s outstanding MuniPreferred, voting as a separate class. In addition, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the outstanding shares of the Acquiring Fund’s common shares and the MuniPreferred, voting together as a single class, and by the affirmative vote of a majority of the Fund’s outstanding MuniPreferred, voting as a separate class.

MuniPreferred shareholders of each Fund are being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the respective Boards do not believe that the holders of shares of MuniPreferred of either Fund would be materially adversely affected by the Reorganization, it is possible that there may be insignificant adverse effects (such as where the asset coverage with respect to the shares of Acquiring Fund MuniPreferred Shares issued pursuant to the Reorganization is slightly more or less than the asset coverage with respect to the shares of Acquired Fund MuniPreferred for which they are exchanged). Each Fund is seeking approval of the Agreement by the holders of shares of that Fund’s MuniPreferred, each voting separately as a class. Such approval requires the affirmative vote of the holders of at least a majority of the outstanding shares of that Fund’s MuniPreferred entitled to vote on the proposal, voting separately as a class.

Description of Common Shares Issued by the Acquiring Fund

General

The Declaration of Trust of the Acquiring Fund (the “Acquiring Fund Declaration of Trust”) authorizes an unlimited amount of common shares, par value $.01 per share. As of October 31, 2008, there were issued and outstanding 18,525,697 common shares of the Acquiring Fund. If the Reorganization is approved, at the Closing Date the Acquiring Fund will issue additional common shares. The number of such additional Acquiring Fund Common Shares will be based on the relative aggregate per share net asset values of the Acquiring Fund and the Acquired Fund, in each case as of the Closing Date. Based on the relative per share net asset values as of October 31, 2008, the Acquiring Fund would have issued approximately 3,936,947 additional common shares if the Reorganization had occurred as of that date.

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The terms of the Acquiring Fund Common Shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund common shares that are then outstanding. All of the Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. The Acquiring Fund common shares are, when issued, fully paid and non-assessable and have no preemptive, conversion or exchange rights or right to cumulative voting. The Acquiring Fund will not be permitted to declare, pay or set apart for payment any cash dividend or distribution on the Acquiring Fund Common Shares, unless (a) cumulative dividends on all outstanding shares of Acquiring Fund MuniPreferred shares have been paid in full and (b) the Acquiring Fund meets the asset coverage test described in the Reorganization SAI under “Description of MuniPreferred Issued by the Acquiring Fund — Dividends — Restrictions on Dividends and Other Payments.” This latter limitation on the Acquiring Fund’s ability to make distributions on common shares could under certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. See “Federal Income Matters Associated with Investment in the Funds” under “Additional Information About the Funds” below and in the Reorganization SAI.

Distributions

The Acquiring Fund’s intent is to pay regular monthly cash distributions to common shareholders at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Acquiring Fund. Distributions can only be made after paying any accrued dividends to MuniPreferred shareholders.

The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the MuniPreferred shares. The net income of the Acquiring Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to MuniPreferred shareholders. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding MuniPreferred.

As explained more fully below in “Federal Income Tax Matters Associated with Investment in the Funds,” at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to common shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, common shareholders of record as of the end of the Acquiring Fund’s taxable year will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the common shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund.

The Acquiring Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

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See “Federal Income Tax Matters Associated with Investment in the Funds” under “Additional Information About the Funds” below and in the Reorganization SAI.

Fund management does not expect the level of monthly distributions to the common shareholders of the Acquiring Fund and the Acquired Fund to be affected by the Reorganization. There can be no assurance, however, that a stable level of distributions may be maintained over the life of either Fund.

Dividend Reinvestment Plan

Under the Acquiring Fund’s Dividend Reinvestment Plan (the “Plan”), you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by the State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1) If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the then current market price; or

(2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE Alternext or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

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There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Comparison of Rights of Holders of Common Shares of the Acquiring Fund and the Acquired Fund

The common shares of each Fund have equal voting rights with respect to that Fund and equal rights with respect to the payment of dividends and distribution of assets upon liquidation of that Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. The provisions of the Acquiring Fund Declaration of Trust are substantially similar to the provisions of the Acquired Fund’s Declaration of Trust, and both contain, among other things, identical super-majority voting provisions, as described under “— Certain Provisions in the Acquiring Fund Declaration of Trust and By-Laws” below. The full text of each Fund’s Declaration of Trust, is on file with the SEC and may be obtained as described on page iii. The terms of the Acquiring Fund’s Dividend Reinvestment Plan and distribution policy are identical to the terms of the Acquired Fund’s Dividend Reinvestment Plan and distribution policy.

Description of MuniPreferred Issued by the Acquiring Fund

The following is a brief description of the terms of the shares of the Acquiring Fund MuniPreferred, including the Acquiring Fund MuniPreferred Shares to be issued pursuant to the Agreement. This description assumes that the Reorganization will be consummated and that the Acquiring Fund will issue shares of its MuniPreferred pursuant to the Agreement. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the shares of Acquiring Fund MuniPreferred Shares in the Reorganization SAI and in the Acquiring Fund Statement attached as Appendix A to the Reorganization SAI. Capitalized terms used but not defined herein have the meanings given them above or in the Acquiring Fund Statement.

Since February 2008 existing markets for APS have become generally illiquid and investors have not been able to sell their securities through the regular auction process. There currently is no established secondary market for MuniPreferred and, in the event a secondary market develops, a MuniPreferred holder may receive less than the price paid for MuniPreferred.

General

The Acquiring Fund Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board without the approval of holders of common shares. The Acquiring

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Fund Statement currently authorizes the issuance of 2,880 and 2,880 shares of MuniPreferred, Series T and W, respectively. On the Closing Date, the Acquiring Fund will issue to the Acquired Fund up to 1,160 shares of MuniPreferred, Series W2, which the Acquired Fund would then distribute to the holders of Acquired Fund MuniPreferred, Series W. All MuniPreferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

The MuniPreferred shares of each series rank on parity with shares of any other series of MuniPreferred and with shares of any other series of preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets upon liquidation. All MuniPreferred shares carry one vote per share on all matters on which such shares are entitled to be voted. Shares of MuniPreferred are, when issued, fully paid and, subject to matters discussed in “Certain Provisions in the Acquiring Fund Declaration of Trust and By-Laws,” non-assessable and have no preemptive, conversion or cumulative voting rights.

Dividends and Dividend Periods

General.  The dividend rate for shares of Acquired Fund MuniPreferred Shares issued in connection with the Reorganization for the Initial Rate Period will be equal to the dividend rate for shares of the Acquired Fund’s MuniPreferred, Series W. The Initial Rate Period of the shares of Acquiring Fund MuniPreferred Shares issued pursuant to the Agreement will be a period consisting of the number of days following the day on which the Closing Date occurs that would have remained in the rate period of the shares of the Acquired Fund MuniPreferred, Series W, in effect immediately prior to the Closing Date. Due to the systematic failure of the ARPS market, the Acquired Fund MuniPreferred Shares dividend rate is set at the Maximum Rate.

Dividends on shares of Acquiring Fund MuniPreferred Shares issued pursuant to the Reorganization will be payable, when, as and if declared by the Acquiring Fund’s Board out of funds legally available therefor in accordance with the Acquiring Fund Declaration of Trust, including the Acquiring Fund Statement, and applicable law. Providing that the Closing Date is June 16, 2009, dividends will be payable on Thursday, June 18, 2009, and thereafter on each Thursday. However, (i) if the Thursday on which dividends would otherwise be payable as set forth above is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Thursday; and (ii) the Acquiring Fund may specify different Dividend Payment Dates in respect of any Special Rate Period of more than 28 Rate Period Days.

The amount of dividends per share payable on the Acquiring Fund MuniPreferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which currently provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the current Broker-

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Dealers, however, has indicated to the Fund that such Broker-Dealer or the Agent Member designated by such Broker-Dealer will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.

Dividends on shares of the Acquiring Fund MuniPreferred Shares will accumulate from the Date of Original Issue thereof. The dividend rate for the Acquiring Fund MuniPreferred Shares for the initial Rate Period for such shares shall be equal to the dividend rate for shares of the Acquired Fund’s MuniPreferred, Series W, which is currently expected to be, the Maximum Rate. For each Subsequent Rate Period of the Acquiring Fund MuniPreferred Shares, the dividend rate for such shares will be the Applicable Rate for such shares that the Auction Agent advises the Acquiring Fund results from an Auction, except as provided below. The Applicable Rate that results from an Auction for the Acquiring Fund MuniPreferred Shares will not be greater than the Maximum Rate for shares of such series, which is:

(a) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (ii) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

(A) the dividend rate on shares of such series for the then-ending Rate Period; and

(B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

(b) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (ii) the Rate Multiple on such Auction Date.

If an Auction for any Subsequent Rate Period of Acquiring Fund MuniPreferred Shares is not held for any reason other than as described below, the dividend rate on shares of such series

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for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

If the Acquiring Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), but, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date such failure occurred, such failure shall have been cured and the Acquiring Fund shall have paid a late charge, as described more fully in the Acquiring Fund Statement, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereafter and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

If the Acquiring Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Acquiring Fund shall not have paid a late charge, as described more fully in the Acquiring Fund Statement, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody’s is rating such shares at the time the Acquiring Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be “Below ’ba3’/BB2”).

If the Acquiring Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during a Special Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured, and such failure shall not have been cured or the Acquiring Fund shall not have paid a late charge, as described more fully in the Acquiring Fund Statement, no Auction will be held in respect of shares of such series for such Subsequent Rate Period thereof (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody’s is rating such shares at the time the Acquiring Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be “Below ’ba3’/BB2”).

A failure to pay dividends on, or the redemption price of, Acquiring Fund MuniPreferred Shares shall have been cured (if such failure to deposit is not solely due to the willful failure of the

36

Acquiring Fund to make the required payment to the Auction Agent) with respect to any Rate Period thereof if, within the respective time periods described in the Acquiring Fund Statement, the Acquiring Fund shall have paid to the Auction Agent (a) all accumulated and unpaid dividends on the shares of such series and (b) without duplication, the redemption price for shares, if any, of such series for which notice of redemption has been mailed by the Acquiring Fund; provided, however, that the foregoing clause (b) shall not apply to the Acquiring Fund’s failure to pay the redemption price in respect of Acquiring Fund MuniPreferred Shares when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.

Gross-up Payments.  Holders of Acquiring Fund MuniPreferred Shares are entitled to receive, when, as and if declared by the Acquiring Fund’s Board, out of funds legally available therefor in accordance with the Acquiring Fund Declaration of Trust, including the Acquiring Fund Statement and applicable law, dividends in an amount equal to the aggregate Gross-up Payments in accordance with the following: If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Acquiring Fund allocates any net capital gains or other income taxable for federal income tax purposes to a dividend paid on Acquiring Fund MuniPreferred Shares without having given advance notice thereof to the Auction Agent as described under “— The Auction — Auction Procedures” (a “Taxable Allocation”) below solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of Acquiring Fund MuniPreferred Shares or the liquidation of the Acquiring Fund, the Acquiring Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Acquiring Fund’s dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

If, in the case of any Special Rate Period of more than 28 Rate Period Days without having given notice thereof to the Auction Agent, the Acquiring Fund makes a Taxable Allocation to a dividend paid on shares of Acquiring Fund MuniPreferred, the Acquiring Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Acquiring Fund’s dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

A “Gross-up Payment” means payment to a holder of Acquiring Fund MuniPreferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payment relates, would cause such holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations had been excludable from the gross income of such holder. Such Gross-up Payment shall be calculated: (a) without consideration being given to the time value of money; (b) assuming that no holder of Acquiring Fund MuniPreferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Acquiring Fund; and (c) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent

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such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each holder of Acquiring Fund MuniPreferred Shares at the maximum marginal regular federal income tax rate, if any, applicable to ordinary income (taking into account the federal income tax deductibility of state taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

Restrictions on Dividends and Other Distributions.  Except as otherwise described herein, for so long as any Acquiring Fund MuniPreferred Shares are outstanding, the Acquiring Fund may not declare, pay or set apart for payment of any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, its common shares or other shares, if any, ranking junior to the Acquiring Fund MuniPreferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of its common shares or any other shares of the Acquiring Fund ranking junior to, or on parity with, Acquiring Fund MuniPreferred Shares as to the payments of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior shares or other such parity shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to the Acquiring Fund MuniPreferred Shares as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Acquiring Fund), unless (a) full cumulative dividends on Acquiring Fund MuniPreferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (b) the Acquiring Fund shall have redeemed the full number of Acquiring Fund MuniPreferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto. Except as otherwise described herein, for so long as any Acquiring Fund MuniPreferred Shares are outstanding, the Acquiring Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, common shares or other shares, if any, ranking junior to Acquiring Fund MuniPreferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of common shares or any other shares of the Acquiring Fund ranking junior to Acquiring Fund MuniPreferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to Acquiring Fund MuniPreferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of the Acquiring Fund’s portfolio would at least equal the MuniPreferred Basic Maintenance Amount in accordance with guidelines of the rating agency or agencies then rating the Acquiring Fund MuniPreferred Shares.

Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Acquiring Fund shares ranking, as to the payment of dividends, on a parity with Acquiring Fund MuniPreferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of Acquiring Fund MuniPreferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of Acquiring Fund MuniPreferred

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Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with Acquiring Fund MuniPreferred Shares through their most recent respective dividend payment dates, all dividends declared upon Acquiring Fund MuniPreferred Shares and any other such class or series of shares ranking on a parity as to the payment of dividends with Acquiring Fund MuniPreferred Shares shall be declared pro rata so that the amount of dividends declared per share on Acquiring Fund MuniPreferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the Acquiring Fund MuniPreferred Shares and such other class or series of shares bear to each other.

Designation of Special Rate Periods

The Acquiring Fund, at its option, may designate any succeeding Subsequent Rate Period of Acquiring Fund MuniPreferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Rate Period shall be effective only if, among other things, (a) the Acquiring Fund shall have given certain notices to the Auction Agent, (b) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction and (c) if the Acquiring Fund shall have mailed a notice of redemption with respect to any shares of such series, the redemption price with respect to such shares shall have been deposited with the Auction Agent. The Acquiring Fund will give MuniPreferred shareholders notice of a special rate period as provided in the Acquiring Fund Statement.

Voting Rights

In addition to voting rights described under “— Certain Provisions in the Acquiring Fund Declaration of Trust and By-Laws” and in the Reorganization SAI under “Investment Objectives and Policies — Investment Restrictions,” holders of Acquiring Fund MuniPreferred Shares will have equal voting rights with holders of common shares and any preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

In connection with the election of the Acquiring Fund’s trustees, holders of outstanding preferred shares, including Acquiring Fund MuniPreferred Shares, voting as a separate class, are entitled to elect two of the Acquiring Fund’s trustees, and the remaining trustees are elected by holders of common shares and preferred shares, including Acquiring Fund MuniPreferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on any outstanding preferred shares, including Acquiring Fund MuniPreferred Shares, shall be due and unpaid in an amount equal to at least two full years’ dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding preferred shares, including Acquiring Fund MuniPreferred Shares, the number of trustees constituting the Board shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including Acquiring Fund MuniPreferred Shares, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of

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shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of preferred shares, including Acquiring Fund MuniPreferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of trustees of the Acquiring Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Acquiring Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including Acquiring Fund MuniPreferred Shares, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional trustees elected by the holders of preferred shares, including Acquiring Fund MuniPreferred Shares (but not of the trustees with respect to whose election the holders of common shares were entitled to vote or the two trustees the holders of preferred shares have the right to elect in any event), will terminate automatically.

So long as any Acquiring Fund MuniPreferred Shares are outstanding, the Acquiring Fund will not, without the affirmative vote or consent of the holders of at least a majority of the Acquiring Fund MuniPreferred Shares outstanding at the time (voting as a separate class): (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Acquiring Fund or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to certain rating agency approvals, the Board, without the vote or consent of the holders of MuniPreferred, may from time to time authorize and create, and the Acquiring Fund may from time to time issue additional shares of, any series of MuniPreferred or classes or series of preferred shares ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Acquiring Fund; provided, however, that if Moody’s or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all preferred shares of the Acquiring Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $144,000,000) or (b) amend, alter or repeal the provisions of the Acquiring Fund Declaration of Trust, including the Acquiring Fund Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of Acquiring Fund MuniPreferred Shares or the holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of Acquiring Fund MuniPreferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of Acquiring Fund MuniPreferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Acquiring Fund MuniPreferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Acquiring Fund will be deemed to affect such preferences, rights or powers only if Moody’s or S&P is then rating the Acquiring Fund MuniPreferred Shares and such issuance would, at the time thereof, cause the Acquiring Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any Acquiring Fund MuniPreferred Shares are outstanding, the Acquiring Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the MuniPreferred shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Acquiring Fund is solvent and does not foresee becoming insolvent.

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If any action set forth above would adversely affect the rights of one or more series (the “Affected Series”) of MuniPreferred shares in a manner different from any other series of MuniPreferred shares, the Acquiring Fund will not approve any such action without the affirmative vote or consent of the holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

The Board may, without shareholder approval, from time to time, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Acquiring Fund pursuant to the rating agency guidelines in the event the Acquiring Fund receives written confirmation from Moody’s or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody’s and S&P to Acquiring Fund MuniPreferred Shares. Unless a higher percentage is provided for in the Acquiring Fund Declaration of Trust (see “Certain Provisions in the Acquiring Fund Declaration of Trust and By-Laws”), (A) the affirmative vote of the holders of at least a majority of the preferred shares, including Acquiring Fund MuniPreferred Shares, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Acquiring Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a majority of the outstanding preferred shares, including Acquiring Fund MuniPreferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a majority of the outstanding preferred shares, including Acquiring Fund MuniPreferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act.

The foregoing voting provisions will not apply with respect to Acquiring Fund MuniPreferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

Redemption

Mandatory Redemption.  In the event the Acquiring Fund does not timely cure a failure to maintain (a) a Discounted Value of its eligible portfolio securities equal to the MuniPreferred Basic Maintenance Amount or (b) the 1940 Act MuniPreferred Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Acquiring Fund MuniPreferred Shares, Acquiring Fund MuniPreferred Shares will be subject to mandatory redemption on a date fixed by the Acquiring Fund’s Board, out of funds legally available therefor in accordance with the Acquiring Fund Declaration of Trust, including the Acquiring Fund Statement and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the lesser of the (i) minimum number of Acquiring Fund MuniPreferred Shares, together with all other preferred shares subject to redemption or retirement, necessary to restore the required Discounted Value or the 1940 Act MuniPreferred Asset Coverage, as the case may be, and (ii) the maximum number of Acquiring Fund MuniPreferred Shares, together with all other preferred shares subject to redemption or retirement, that can be redeemed with the funds legally available under the Acquiring Fund Declaration of Trust and applicable law.

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Optional Redemption.  Acquiring Fund MuniPreferred Shares are redeemable, at the option of the Acquiring Fund:

(a) as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for Acquiring Fund MuniPreferred Shares, out of funds legally available therefor in accordance with the Acquiring Fund Declaration of Trust, including the Acquiring Fund Statement, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (i) shares of such series may not be redeemed in part if after such partial redemption fewer than 250 shares of such series would remain outstanding; (ii) Acquiring Fund MuniPreferred Shares are redeemable by the Acquiring Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (iii) the notice establishing a Special Rate Period of Acquiring Fund MuniPreferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Acquiring Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in clause (b) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and

(b) as a whole but not in part, out of funds legally available therefor in accordance with the Acquiring Fund Declaration of Trust, including the Acquiring Fund Statement, and applicable law, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

Notwithstanding the foregoing, if any dividends on Acquiring Fund MuniPreferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Acquiring Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of such series.

Liquidation

Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Acquiring Fund MuniPreferred Shares with respect to the distribution of assets upon the dissolution, liquidation or winding up of the Acquiring Fund, upon a liquidation of the Acquiring Fund, whether voluntary or involuntary, the holders of Acquiring Fund MuniPreferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Acquiring Fund available for distribution to its shareholders, before any payment or distribution shall be made on the common shares or any other class of shares of the Acquiring Fund ranking junior to the Acquiring Fund MuniPreferred Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in

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connection with the liquidation of the Acquiring Fund. After the payment to the holders of Acquiring Fund MuniPreferred Shares of the full preferential amounts provided for as described in this paragraph, the holders of Acquiring Fund MuniPreferred Shares as such shall have no right or claim to any of the remaining assets of the Acquiring Fund.

Neither the sale of all or substantially all the property or business of the Acquiring Fund, nor the merger or consolidation of the Acquiring Fund into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Acquiring Fund, shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

Rating Agency Guidelines

The Acquired Fund is required under Moody’s and S&P guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount. Moody’s and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody’s and S&P guidelines do not impose any limitations on the percentage of the Acquiring Fund’s assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Acquiring Fund’s portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Acquiring Fund’s total assets. The MuniPreferred Basis Maintenance Amount includes the sum of (a) the aggregate liquidation preference of shares of MuniPreferred then outstanding and (b) certain accrued and projected payment obligations of the Acquiring Fund.

The Acquiring Fund is also required under the 1940 Act and rating agency guidelines to maintain, with respect to shares of MuniPreferred, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to all outstanding senior securities which are shares of beneficial interest, including MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end management investment company as a condition of declaring dividends on its common shares) (“1940 Act MuniPreferred Asset Coverage”). Based on the composition of the portfolio of the Acquiring Fund and market conditions as of October 31, 2008, 1940 Act MuniPreferred Asset Coverage with respect to shares of MuniPreferred, assuming the issuance of 3,936,947 Acquiring Fund Common Shares in connection with the Reorganization and the issuance of 1,160 Acquiring Fund MuniPreferred Shares in connection with the Reorganization, would have been computed as follows:

Value of Fund assets less liabilities not constituting senior securities		$439,490,171

	=		= 272%
Senior securities representing indebtedness plus liquidation value of the shares of MuniPreferred		$161,800,000

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In the event the Acquiring Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the MuniPreferred Basic Maintenance Amount or (b) the 1940 Act MuniPreferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, the Acquiring Fund will be required to redeem Acquiring Fund MuniPreferred Shares as described under “Redemption — Mandatory Redemption” above.

The Acquiring Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody’s or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Acquiring Fund MuniPreferred Shares may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Acquiring Fund pursuant to the rating agency guidelines in the event the Acquiring Fund receives written confirmation from Moody’s or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody’s and S&P to Acquiring Fund MuniPreferred Shares.

As described by Moody’s and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Acquiring Fund MuniPreferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Acquiring Fund MuniPreferred Shares will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody’s and S&P by the Acquiring Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

A rating agency’s guidelines will apply to Acquiring Fund MuniPreferred Shares only so long as such rating agency is rating such shares. The Acquiring Fund will pay certain fees to Moody’s or S&P, or both, for rating the Acquiring Fund MuniPreferred Shares.

The Auction

General

Since mid-February 2008, the functioning of the auction markets for certain types of auction rate securities (including MuniPreferred) has been disrupted by an imbalance between buy and sell orders. As a result of this imbalance, auctions for MuniPreferred have not cleared and MuniPreferred generally have become illiquid. There is no current expectation that these circumstances will change following the Reorganization and it is possible that the MuniPreferred markets will never resume normal functioning. The dividend rate on MuniPreferred when MuniPreferred auctions do not clear is the Maximum Rate.

With respect to normally functioning markets, the Acquiring Fund Statement provides that, except as otherwise described therein, the Applicable Rate for the shares of each series of MuniPreferred, including Acquiring Fund MuniPreferred Shares, for each Rate Period of shares of such series after the initial Rate Period thereof shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such

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Subsequent Rate Period (an “Auction Date”) from implementation of the auction procedures (the “Auction Procedures”) set forth in the Acquiring Fund Statement and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an “Auction.” See the Acquiring Fund Statement for a more complete description of the Auction process.

Auction Procedures

Prior to the Submission Deadline on each Auction Date for Acquiring Fund MuniPreferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a “Beneficial Owner”) may submit orders (“Orders”) with respect to shares of such series to that Broker-Dealer as follows:

•	Hold Order — indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

•	Bid — indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

•	Sell Order — indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to Acquiring Fund MuniPreferred Shares then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Rate Period of more than Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the Acquiring Fund MuniPreferred Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Acquiring Fund MuniPreferred Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

A customer of a Broker-Dealer that is not a Beneficial Owner of shares of a series of MuniPreferred but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a “Potential Beneficial Owner”), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will not be accepted.

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The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Acquiring Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Acquiring Fund nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Acquiring Fund MuniPreferred Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner’s failure to submit to its Broker-Dealer an Order in respect of Acquiring Fund MuniPreferred Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Acquiring Fund.

If Sufficient Clearing Bids for shares of a series of MuniPreferred exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for shares of a series of MuniPreferred do not exist, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefor. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of shares of a series of MuniPreferred, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the All Hold Order Rate.

The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of MuniPreferred that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to

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the sellers’ Agent Members in accordance with the Securities Depository’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

The Auctions for shares of MuniPreferred, Series W2, will normally be held every Wednesday and each Subsequent Rate Period of shares of such series will normally begin on the following Thursday.

Whenever the Acquiring Fund intends to include any net capital gain or other income taxable for regular federal income tax purposes in any dividend on Acquiring Fund MuniPreferred Shares, the Acquiring Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Acquiring Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

Secondary Market Trading and Transfer of Acquiring Fund MuniPreferred

There is currently no established secondary market for MuniPreferred and, if one should develop, it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated dividends. The Broker-Dealers are not obligated to maintain a secondary trading market in Acquiring Fund MuniPreferred Shares outside of Auctions, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in Acquiring Fund MuniPreferred Shares will provide owners with liquidity of investment. The Acquiring Fund MuniPreferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Acquiring Fund MuniPreferred Shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Acquiring Fund; provided, however, that (a) a sale, transfer or other disposition of Acquiring Fund MuniPreferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Acquiring Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

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Comparison of Rights of Holders of MuniPreferred of the Acquiring Fund and the Acquired Fund

The terms of the shares of Acquiring Fund MuniPreferred Shares issued pursuant to the Reorganization will be substantially similar to the outstanding shares of Acquired Fund MuniPreferred, Series W.

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Fund

General

The Acquiring Fund and the Acquired Fund have similar investment objectives. Both Funds’ investment objectives are to provide current income exempt from regular federal income tax and the alternative minimum tax applicable to individuals and enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Funds’ investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Acquired Fund’s shares will also be exempt from other Florida intangible personal property tax. Each Fund’s investment objectives are fundamental policies of the Fund, and may not be changed, without the approval of the holders of a majority of the outstanding common shares and MuniPreferred shares (as hereinafter defined) voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred shares voting as a separate class. In addition, the Acquiring Fund is a diversified management investment company and the Acquired Fund is a non-diversified management investment company.

Underrated municipal bonds are those whose ratings do not, in NAM’s opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in NAM’s opinion, are worth more than the value assigned to them in the marketplace. NAM may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. NAM may purchase such a bond for a Fund’s portfolio because it represents a market sector or issuer that NAM considers undervalued, even if the value of the particular bond appears to be consistent with the value of similar bonds. Municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. Each Fund’s investment in underrated or undervalued municipal bonds will be based on NAM’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. Each Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. There can be no assurance that a Fund’s attempt to increase its portfolio value relative to the municipal bond market will succeed. To the extent that it does succeed, however, such success would increase the amount of net capital gains or reduce the amount of net capital losses that a Fund would otherwise have realized. While this incremental increase in net realized gains due to successful value investing, if any, is expected to be modest over time, it would tend to result in the distribution, over time, of a modestly greater amount of taxable capital gains to common

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shareholders and MuniPreferred shareholders. See “— Federal Income Tax Matters Associated with Investment in the Funds” and “— The Auction — Auction Procedures.”

Portfolio Investments

The Acquiring Fund and the Acquired Fund have similar investment policies. The Acquiring Fund, under normal circumstances, will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Acquiring Managed Assets”), in a portfolio of securities that pay interest exempt from federal income taxes (“municipal securities”) and from the federal alternative minimum tax applicable to individuals. The Acquired Fund, under normal circumstances, will invest at least 80% of its average daily net assets, including assets attributable to any MuniPreferred shares that may be outstanding (“Acquired Managed Assets”), in a portfolio of municipal bonds that pay interest that is exempt from regular federal income tax and from the federal alternative minimum tax applicable to individuals, are exempt from the Florida intangible personal property tax, and are covered by insurance guaranteeing the timely payment of principal and interest thereon. For purposes of this Prospectus/Proxy Statement Acquiring Management Assets and Acquired Managed Assets are referred to herein as Managed Assets.

For the purposes of the Acquiring Fund’s investment policy to invest at least 80% of its net assets in a portfolio of securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon, inverse floaters whose underlying bonds are covered by insurance guaranteeing the timely payment of principal and interest thereon are included, and insurers must have a claims-paying ability rated at least A by an NRSRO at the time of purchase or at the time the bond is insured while in the portfolio.

For the purposes of the Acquired Fund’s investment policy to invest at least 80% of its net assets in a portfolio of bonds that are covered by insurance guaranteeing the timely payment of principal and interest thereon, insurers must have a claims-paying ability rated at least A by an NRSRO at the time of purchase or at the time the bond is insured while in the portfolio.

Under normal circumstances, each Fund (i) expects to be fully invested (at least 95% of its assets) in municipal bonds that pay interest that is exempt from regular federal income tax, (ii) the federal alternative minimum tax applicable to individuals, and (iii) for the Acquired Fund, the Florida intangible personal property tax.

Under normal circumstances, each Fund will invest at least 80% of its Managed Assets in municipal securities covered by insurance from insurers with a claims-paying ability rated Aa/AA or better by an NRSRO at the time of purchase; municipal securities rated Aa/AA or better by an NRSRO, or that are unrated but judged to be of comparable quality by NAM, at the time of purchase; or municipal bonds backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Under normal circumstances, each Fund may invest up to 20% of its Managed Assets in municipal securities covered by insurance from insurers with a claims-paying ability rated Baa/BBB or better by an NRSRO; or municipal securities rated at least Baa/BBB or better by an NRSRO, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser, at the time of purchase.

The foregoing credit quality policy applies only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its

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assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as NAM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. See “— Municipal Securities” below for a general description of the economic and credit characteristics of municipal securities. Each Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See “— Other Investment Companies.”

The credit quality of companies that provide insurance on bonds will affect the value of those bonds. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares or MuniPreferred shares.

Each Fund may invest in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates (“collateralized obligations”). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been (1) advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

Each Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by a Fund may be shortened, depending on market conditions.

Upon NAM’s recommendation, during temporary defensive periods and in order to keep each Fund’s cash fully invested, the Fund may deviate from its investment objectives and policies and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. Each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in such short-term investments would result in a portion of your dividends being subject to regular federal income tax and the federal alternative minimum applicable to individuals.

Municipal Securities

General.  Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned

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transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Funds may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of financial leverage.

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt.

Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Funds may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal securities, private activity bonds, tender option bonds and other related securities and derivative instruments that create exposure to municipal bonds, notes and securities and that provide for the payment of interest income that is exempt from regular federal income tax.

The municipal securities in which the Acquiring Fund will invest are generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam), and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by NAM to be reliable), is exempt from regular federal income tax and the federal alternative minimum tax.

The municipal securities in which the Acquired Fund will invest are Florida municipal obligations and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by NAM to be reliable), is exempt from regular federal income tax, the federal alternative minimum tax, and the Florida intangible personal property tax.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends.

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Each Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shorter, depending on market conditions. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

Municipal Bond Insurance

Each insured municipal bond a Fund acquires will be covered by covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance (“Original Issue Insurance”), covered by an insurance policy applicable to a specific security and obtained by a Fund and/or a third party subsequent to the time of original issuance (“Secondary Market Insurance”) or Portfolio Insurance. Each Fund expects to emphasize investments in municipal bonds insured under bond-specific insurance policies (i.e., Original Issue or Secondary Market Insurance). Each Fund, as a non-fundamental policy that can be changed by its Board, will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated at least A by an NRSRO at the time of purchase. There is no limit on the percentage of a Fund’s assets that may be invested in municipal bonds insured by any one insurer.

A municipal bond covered by Original Issue Insurance or Secondary Market Insurance is itself typically assigned the same rating as that of the insurer. For example, if the insurer has a rating of “Aaa” or “AAA,” a bond covered by an Original Issue Insurance or Secondary Market Insurance policy would also typically be assigned the same rating. Such a municipal bond would generally be assigned a lower rating if the ratings were based instead upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the rating, if any, assigned to a municipal bond insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and therefore will generally carry a rating that is below “Aaa” or “AAA.” While in the portfolio of a Fund, however, a municipal bond backed by Portfolio Insurance from a particular insurer will effectively be of the same credit quality as a municipal bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance from that insurer.

Each Fund’s policy of investing primarily in municipal bonds insured by insurers whose claims-paying ability is rated at least A by an NRSRO applies only at the time of purchase of a security, and a Fund will not be required to dispose of the securities in the event an NRSRO downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In the event an NRSRO (or all of them) should downgrade its (or their) rating of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured under Original Issue Insurance or Secondary Market Insurance policies

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by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of a Fund. NRSROs continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time a Fund purchases securities.

The value of municipal bonds covered by Portfolio Insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the Portfolio Insurance.

Original Issue Insurance.  Original Issue Insurance is purchased with respect to a particular issue of municipal bonds by the issuer thereof or a third party in conjunction with the original issuance of such municipal bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts received by the holder from any trustee for the municipal bond issuer or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal bonds), the value of a Fund’s shares, the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original Issue Insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

Original Issue Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of these municipal bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

Secondary Market Insurance.  Subsequent to the time of original issuance of a municipal bond, a Fund or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance and, as with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of these municipal bonds.

One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal bond would be to enable a Fund to enhance the value of the security. A Fund, for example, might seek to purchase a particular municipal bond and obtain Secondary Market Insurance, for it if, in NAM’s opinion, the market value of the security, as insured, less the cost of the Secondary Market Insurance would exceed the current value of the security without insurance. Similarly, if a Fund owns but wishes to sell a municipal bond that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance for it if, in

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NAM’s opinion, the net proceeds of the Fund’s sale of the security, as insured, less the cost of the Secondary Market Insurance would exceed the current value of the security. In determining whether to insure municipal bonds a Fund owns, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See “— Original Issue Insurance” above.

Portfolio Insurance.  Portfolio Insurance guarantees the payment of principal and interest on specified eligible municipal bonds purchased by a Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of a Fund.

If a municipal bond is already covered by Original Issue Insurance or Secondary Market Insurance, then the security is not required to be additionally insured under any Portfolio Insurance that a Fund may purchase. All premiums respecting municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

Portfolio Insurance policies are effective only as to municipal bonds owned by and held by a Fund, and do not cover municipal bonds for which the contract for purchase fails. A “when-issued” municipal obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such “when-issued” municipal bond.

In determining whether to insure municipal bonds held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See “— Original Issue Insurance” above.

Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the municipal bonds covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days’ written notice to a Fund to refuse to insure any additional bonds purchased by the Fund after the effective date of such notice. A Fund generally will reserve the right to terminate each policy upon seven days’ written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to a Fund.

Each Portfolio Insurance policy will terminate as to any municipal bond that has been redeemed from or sold by a Fund on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date. Each policy will terminate as to all municipal bonds covered thereby on the date on which the last of the covered municipal bonds mature, are redeemed or are sold by a Fund.

One or more Portfolio Insurance policies may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance (“Permanent Insurance”) for a municipal bond that is sold by a Fund. A Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance

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premium payable from the sale proceeds of the municipal bond. Each Fund expects to exercise the right to obtain Permanent Insurance for a municipal bond only if, in NAM’s opinion, upon the exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.

The Permanent Insurance premium for each municipal bond is determined based upon the insurability of each security as of the date of purchase and will not be increased or decreased for any change in the security’s creditworthiness unless the security is in default as to payment of principal or interest, or both. If such event occurs, the Permanent Insurance premium will be subject to an increase predetermined at the date of a Fund’s purchase.

Each Fund generally intends to retain any insured bonds covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted bond and the market value of similar bonds of minimum investment grade (that is, rated “Baa” or “BBB”) that are not in default. In certain circumstances, however, NAM may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted bond and either its par value or the market value of similar bonds that are not in default or in significant risk of default, is more appropriate. Except as described above for bonds covered by Portfolio Insurance that are in default or subject to significant risk of default, a Fund will not place any value on the Portfolio Insurance in valuing the municipal bonds it holds.

Because each Portfolio Insurance policy will terminate for municipal bonds sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by a Fund), the provision for this insurance will not enhance the marketability of the Fund’s bonds, whether or not the bonds are in default or in significant risk of default. On the other hand, because Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, a Fund may determine to retain or, alternatively, to sell municipal bonds covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on a Fund is reduced to the extent of the insurance premiums it pays.

Municipal Leases and Certificates of Participation

Each Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed

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to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, a Fund will only purchase municipal securities representing lease obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes

Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

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Pre-Refunded Municipal Securities

The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds

Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal income tax laws place substantial limitations on the size of such issues. A Fund’s distributions of its interest income from certain private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities

A Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities (sometimes referred to as “inverse floaters” or residual interests of a tender option bond) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: short-term floating rate municipal securities (sometimes referred to as short-term floaters or tender option bonds), which are sold to third party investors, and inverse floating rate municipal securities, which the Fund would purchase. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, a Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-

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term floater is generally assured liquidity at the face value of the security, a Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the face value of the short-term floaters in relation to the residual inverse floaters that are issued by the special purpose trust. Each Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, an inverse floater’s value is generally more volatile than that of fixed rate bonds. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Tender Option Bonds

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. Each Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by NAM, be exempt from regular federal income tax and from the federal alternative minimum tax applicable to individuals. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

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Special Taxing Districts

Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of each Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. A Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result,

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the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Derivatives

Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. In particular, a Fund may use credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, such Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such Fund. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

NAM may use derivative instruments to seek to enhance return, to hedge some of the risk of each Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that NAM will determine to use them for a Fund or, if used, that the strategies will be successful.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, each Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than

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investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the NAM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

NAM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Miscellaneous Investments

Each Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities, for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality; provided NAM determines that such investment should enable the Fund to better maximize its existing investment in such issuer. Investment in such securities could result in a portion of your dividends being subject to regular federal income tax or the federal alternative minimum tax applicable to individuals.

How the Funds Manage Risk

Investment Restrictions

Except as described below, neither Fund, as a fundamental policy, may, without the approval of the holders of a “majority of the outstanding” common shares and preferred shares of such Fund, including shares of its MuniPreferred, voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares of such Fund, including shares of its MuniPreferred, voting as a separate class:

For the Acquiring Fund:

(1) Under normal circumstances, invest less than 80% of the Fund’s net assets (plus any borrowings for investment purposes) in a portfolio of securities the income from which is exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals;

For the Acquired Fund:

(1) Under normal circumstances, invest less than 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investments that pay interest that is

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exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals, and that are exempt from the Florida intangible personal property tax;

For Both Funds:

(2) Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the [the Fund’s] Prospectus;

(3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings);

(4) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

(5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

(6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;

(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

(8) Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations; and

For the Acquiring Fund:

(9) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities if any are issued.

For the Acquired Fund:

(9) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result would then be invested in securities of a single issuer or if as a

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result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of a Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For the purpose of applying the limitation set forth in subparagraph (9) above with respect to each Fund, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Fund’s assets that may be invested in municipal bonds insured by any given insurer.

Under the 1940 Act, a Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, a Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described herein, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Fund’s Board of Trustees. Each Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;

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(2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder;

(3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options;

(4) Purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred shares are outstanding; and

(5) Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities, for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided NAM determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Limited Issuance of MuniPreferred Shares

Under the 1940 Act, each Fund could issue MuniPreferred shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the asset coverage of the Fund. If the total liquidation value of the MuniPreferred shares was ever more than one-half of the value of a Fund’s asset coverage, the Fund would not be able to declare dividends on the common shares until the liquidation value, as a percentage of the Fund’s assets, was reduced. As of December 31, 2008, the MuniPreferred shares represented approximately 272% and 271% of the Acquiring Fund’s and Acquired Fund’s assets less liabilities not constituting senior securities, respectively. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of a Fund’s portfolio and will subject common shareholders to less income and net asset value volatility than if the Fund were more leveraged. Each Fund intends to purchase or redeem MuniPreferred shares, if necessary, to keep the liquidation value of the MuniPreferred shares below one-half of the value of the Fund’s asset coverage.

Investment Portfolio and Capital Structure Strategies to Manage Leverage Risk

Common shareholders of each Fund are subject to the risks of leverage primarily in the form of additional common share earnings and net asset value risk, associated with a Fund’s use of financial leverage in the form of MuniPreferred shares or tender option bonds. See “Risk Factors — Leverage Risk.”

In an effort to mitigate these risks, each Fund and NAM seek to maintain the Fund’s financial leverage within an established range, and to rebalance leverage levels if the Fund’s leverage ratio moves outside this range to a meaningful degree for a persistent period of time. A Fund

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may rebalance leverage levels in one or more ways, including by increasing/reducing the amount of leverage outstanding and issuing/repurchasing common shares. Reducing leverage may require a Fund to raise cash through the sale of portfolio securities at times and/or at prices that would otherwise be unattractive for the Fund. Each Fund may also seek to diversify its capital structure and the risks associated with leverage by employing multiple forms of leverage. Each Fund and NAM will weigh the relative potential benefits and risks as well as the costs associated with a particular action, and will take such action only if it determines that on balance the likely potential benefits outweigh the associated risks and costs.

Because the long-term municipal securities in which a Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short-term yields, common shareholders bear incremental earnings risk from leverage. Each Fund believes this risk increased as a result of the systemic failure of the ARPS market in February 2008 which caused dividend rates on the Fund’s MuniPreferred shares to be set at the Maximum Rate according to a pre-determined, index-based formula rather than through a weekly auction process. In seeking to manage the earnings risk from leverage, each Fund may from time to time refinance MuniPreferred shares with alternative forms of leverage that offer the potential for a lower relative cost of leverage over time and/or that extend the rate reset period on its leverage.

Common shareholders also bear incremental net asset value risk from leverage because they bear the full impact of price changes in their Fund’s investment portfolio, including assets attributable to leverage. In seeking to manage the net asset value risk from leverage, a Fund may alter the composition of its investment portfolio in one or more ways, including increasing portfolio credit quality, reducing portfolio duration and increasing the level of short-term cash equivalents. Depending on subsequent market conditions, any such action may increase or reduce common share net earnings and/or returns compared to if such Fund had taken no action.

Hedging Strategies

Each Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using credit default swaps, interest-rate swaps on taxable tax-exempt indices, forward starting rate swaps and options on interest rate swaps, financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of NAM, correlate with the prices of a Fund’s investments. These hedging strategies may generate taxable income.

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all

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loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and MuniPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund Declaration of Trust or the Acquiring Fund’s By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and MuniPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required pursuant to the Acquiring Fund Declaration of Trust, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Acquiring Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s MuniPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund Declaration of Trust or the Acquiring Fund’s By-Laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s MuniPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and MuniPreferred shares, voting together as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund Declaration of Trust relating to such higher votes are in the best interest of the Acquiring Fund. See the Reorganization SAI under “Certain Provisions in the Declaration of Trust and By-Laws.”

In addition, the By-Laws require the Board of Trustees be divided into three classes with staggered terms. See the Reorganization SAI under “Management of the Fund.” This provision of the By-Laws could delay for up to two years the replacement of a majority of the Board of

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Trustees. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees.

Reference should be made to the Acquiring Fund Declaration of Trust on file with the SEC for the full text of these provisions.

Expenses Associated with the Reorganization

In evaluating the Reorganization, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $260,000, which includes additional stock exchange listing fees, Commission registration fees, legal and accounting fees, proxy solicitation and distribution costs. These estimated expenses will be borne by the Acquiring Fund and Acquired Fund in the amounts of $55,000 and $205,000, respectively.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Georgeson, Inc. to assist in the solicitation of proxies at an estimated cost of $18,000 per Fund plus reasonable expenses, which is included in the estimate above.

Reorganization expenses have been or will be expensed prior to the Closing Date. Management of the Funds expects that increased common net earnings resulting from one or more of the following: (i) reduced operating expenses resulting from economies of scale, (ii) changes in the embedded yield, and (iii) lower leverage costs from the use of tender option bond financing, should allow the recovery of the projected costs of the Reorganization within approximately ten months after the Closing Date with respect to each Fund.

Dissenting Shareholders’ Rights of Appraisal

Under Massachusetts law and the Funds’ charter documents, shareholders of the Acquired Fund and Acquiring Fund do not have dissenters’ rights of appraisal with respect to the Reorganization.

Certain Federal Income Tax Consequences of the Reorganization

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, followed by the pro rata distribution to the Acquired Fund shareholders of all the Acquiring Fund shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

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2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

3.	No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

4.	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund shares in the Reorganization.

5.	The aggregate basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

6.	The basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (B) any Acquired Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Prior to the date of the Reorganization, the Acquired Fund will declare a distribution to its shareholders, which together with all previous distributions to preferred and common shareholders, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any capital loss carryforwards), if any, through the date of the Reorganization. To the extent the distribution is attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Acquired Fund’s dividend reinvestment plan. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

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After the Reorganization, the combined fund’s ability to use the Acquired Fund’s or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, former shareholders of the Acquired Fund may pay federal income taxes sooner, or pay more federal income taxes, than they would have had had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of April 30, 2008, the Acquired Fund had $1,319,846 of capital loss carryforwards.

In addition, the shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Acquired Fund shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

The Board of each Fund recommends that the shareholders vote “FOR” the approval of the Reorganization.

PROPOSAL NO. 2. — ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES
(ACQUIRING FUND COMMON SHAREHOLDERS ONLY)

In connection with the proposed Reorganization, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE Alternext. The Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund in exchange for newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund MuniPreferred Shares. The Acquired Fund will distribute Acquiring Fund Common Shares to its common shareholders and Acquiring Fund MuniPreferred Shares to its preferred shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund common shares.

The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of the Acquired Fund’s common shares held immediately prior to the Reorganization. Prior to the closing of each Reorganization, the net asset value of the Acquired Fund and Acquiring Fund will be reduced by the costs of the Reorganization borne by such Fund. The aggregate liquidation preference of Acquiring Fund MuniPreferred Shares received in the Reorganization will equal the aggregate liquidation preference of the Acquired Fund’s preferred shares held immediately prior to the

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Reorganization. The Reorganization will result in no dilution of net asset value of the Acquiring Fund’s current common shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund in connection with the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end management investment company with the investment objectives and policies described in this Proxy Statement/Prospectus.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the Reorganization, applicable NYSE Alternext rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganization.

Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the matter. Subject to the requisite approval of each proposal described herein, it is expected that the closing date of the Acquired Fund will be on the relevant dividend payment date immediately following the Special Meeting.

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the approval of the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization.

MANAGEMENT OF THE FUNDS

Board Members and Officers

The same individuals constitute the Boards of both Funds, and the Funds have the same officers.

The management of each Fund, including general supervision of the duties performed by the Adviser under the Investment Management Agreement for each Fund, is the responsibility of its Board. There are currently nine (9) trustees of the Trust, one (1) of whom is an “interested person” (as defined in the 1940 Act) and eight (8) of whom are not interested persons (the “independent trustees”). The names and business addresses of the trustees and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Management” in the Reorganization SAI incorporated herein by reference.

Investment Adviser

Nuveen Asset Management acts as the investment adviser for each Fund. NAM offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. NAM is responsible for the selection and on-going monitoring of the securities in the Funds’ investment portfolios, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, Illinois 60606. NAM is a wholly-owned subsidiary of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by Investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC, a private equity firm based in Chicago, Illinois, includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by

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Bank of America Corporation. NAM has adopted policies and procedures that address arrangements involving NAM and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

Each Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to its overall financial position and business operations would not adversely affect NAM’s portfolio management operations and would not otherwise adversely affect NAM’s ability to fulfill its obligations to the Funds under their investment management agreements.

Pursuant to an Investment Management Agreement between the Adviser and each Fund, each Fund’s management fee is separated into two components — a complex-level component, based on the aggregate amount of all fund assets managed by NAM, and a fund-level component, based only on the amount of assets within such Fund. The pricing structure enables the Funds shareholders to benefit from growth in assets within each individual fund as well as from growth of complex-wide assets managed by NAM.

The annual fund-level fee for each Fund is based upon the average daily net assets (including assets attributable to MuniPreferred shares) of each Fund as follows:

Management Fee Schedule
Average Daily Net Assets
(including net assets attributable to preferred shares)	Rate

Up to $125 million	0.4500%
$125 to $250 million	0.4375%
$250 to $500 million	0.4250%
$500 million to $1 billion	0.4125%
$1 billion to $2 billion	0.4000%
$2 billion and over	0.3750%

The management fee compensates NAM for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any MuniPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Each Fund also pays a complex-level fee to NAM, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of total

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Managed Assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of December 31, 2008, the complex-level fee rate was 0.20%.

The complex-level fee rate is as follows:

Complex-Level Fee Rates
Effective Rate at
Complex-Level Asset Breakpoint Level(1)	Breakpoint Level

$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	The complex-level fee is based on the aggregate daily managed net assets (as defined in the Nuveen Funds’ investment management agreements with NAM, which generally include assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen funds. The complex-level fee was based on approximately $53.6 billion as of December 31, 2008.

The Acquiring Fund paid aggregate management fees of $2,527,989 for the fiscal year ended October 31, 2008, for an effective management fee rate of 0.96% based on net assets applicable to common shares (0.62% based on managed assets). The Acquired Fund paid aggregate management fees of $534,685 for the fiscal year ended April 30, 2008, for an effective management fee rate of 0.97% based on net assets applicable to common shares (0.63% based on managed assets). A discussion of each Board’s basis for approving the Investment Advisory Agreement with respect to a Fund, is available in the Fund’s annual report to shareholders each year.

Portfolio Management

NAM is responsible for execution of specific investment strategies and day-to-day investment operations. NAM manages the Funds using a team of analysts and portfolio managers that focus on a specific group of funds. Paul Brennan is the portfolio manager of the Acquiring Fund and Daniel Close is the portfolio manager of the Acquired Fund. Each provide daily oversight for, and execution of, the respective Fund’s investment activities.

Paul Brennan, CFA, CPA manages several national open- and closed-end funds. Mr. Brennan began his career in the investment business in 1991 when he was a municipal credit analyst, then became a portfolio manager in 1994. He joined Nuveen Investments in 1997 while at Flagship Financial which Nuveen acquired. He earned his BS in Accountancy and Finance from

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Wright State University. He is a CPA, has earned the Chartered Financial Analyst designation, and currently sits on the Nuveen Asset Management Investment Committee. Prior to joining Flagship, Paul was employed at Deloitte & Touche within the audit group which participated in auditing mutual funds and investment advisors.

Daniel J. Close, CFA joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team, where he was responsible for the oversight and development of Nuveen’s mutual fund product line. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management.

ADDITIONAL INFORMATION ABOUT THE FUNDS

General History

The following table sets forth the number of outstanding common shares and shares of MuniPreferred and certain other share information, of each Fund as of March 19, 2009.

			(4)
		(3)	Shares Outstanding
(1)	(2)	Shares Held by Fund	Exclusive of Shares
Title of Class	Shares Authorized	for its Own Account	Shown Under(3)

Acquiring Fund:
Common shares	Unlimited	—	18,506,397
Preferred shares	Unlimited	—	5,312
Acquired Fund:
Common shares	Unlimited	—	3,863,473
Preferred shares	Unlimited	—	1,160

The Acquiring Fund common shares are listed and trade on the NYSE Alternext under the symbol NEA. The Acquired Fund common shares are listed and trade on the NYSE Alternext under the symbol NWF.

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The following table sets forth the high and low sales prices for each Fund’s common shares as reported on the consolidated transaction reporting system for the periods indicated.

	Acquiring Fund
					Premium/
	Market Price		Net Asset Value		Discount
Quarter Ended	High	Low	High	Low	High	Low

January 2009	12.10	8.75	13.54	11.13	–7%	–21%
October 2008	13.67	8.18	14.39	11.13	–4%	–31%
July 2008	14.50	12.82	14.60	13.91	0%	–11%
April 2008	15.17	13.40	14.92	13.59	4%	–6%
January 2008	15.00	13.24	15.09	14.48	1%	–10%
October 2007	15.04	13.49	14.84	14.20	4%	–6%
July 2007	15.09	14.33	14.91	14.37	3%	–2%
April 2007	15.78	14.45	15.07	14.76	6%	–3%
January 2007	15.05	14.28	15.12	14.77	0%	–5%

	Acquired Fund
					Premium/
	Market Price		Net Asset Value		Discount
Quarter Ended	High	Low	High	Low	High	Low

January 2009	11.36	8.20	13.80	11.90	–15%	–31%
October 2008	12.13	8.10	14.08	11.53	–12%	–35%
July 2008	12.86	11.97	14.30	13.68	–9%	–15%
April 2008	13.20	12.14	14.61	13.42	–8%	–13%
January 2008	13.31	12.21	14.75	14.05	–9%	–15%
October 2007	13.55	12.76	14.41	13.79	–5%	–11%
July 2007	13.78	13.13	14.59	14.02	–3%	–7%
April 2007	14.45	13.49	14.73	14.44	–2%	–8%
January 2007	13.58	13.31	14.82	14.46	–7%	–10%

On April 9, 2009 the closing sale prices of the Acquiring Fund and Acquired Fund common shares were $12.20 and $11.51, respectively. These prices represent a discount to net asset value of the Acquiring Fund of –7.9% and a discount to net asset value of the Acquired Fund of –14.7%.

Common shares of each Fund have generally traded at prices close to net asset value, with varying premiums or discounts to net asset value being reflected in the market value of the common shares from time to time. Prices for Acquiring Fund common shares have fluctuated between a maximum premium of 6.2% and a maximum discount of –30.9% and for the Acquired Fund have fluctuated between a maximum premium of 13.6% and a maximum discount of –31.2%. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

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Shareholders of the Acquiring Fund and the Acquired Fund

As of April 1, 2009, the trustees and officers of each Fund as a group owned less than 1% of the total outstanding shares common shares and less than 1% of the total outstanding MuniPreferred of that Fund.

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares for each Fund as of April 1, 2009*:

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Insured Tax-Free Advantage Municipal Fund (NEA) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	485	9.1%
	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043
	Royal Bank of Canada(b) 200 Bay Street Toronto, Ontario M5J 2J5 Canada	291	5.5%
	RBC Capital Markets(b) One Liberty Plaza 165 Broadway New York, NY 10006
Insured Florida Tax Free Advantage Municipal Fund (NWF) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	213	18.4%
	Citigroup Financial Products Inc.(a) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(a) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043
	Bank of America Corporation(c) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	64	5.5%
	Blue Ridge Investments, L.L.C.(c) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255

*	The information contained in this table is based on Schedule 13G filings made on or before April 1, 2009.

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(a)	Citigroup Global Markets Inc., Citigroup Financial Products Inc., Citigroup Global Markets Holdings Inc. and Citigroup Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(b)	Royal Bank of Canada and RBC Capital Markets filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(c)	Bank of America Corporation and Blue Ridge Investments, L.L.C. filed their schedule 13G jointly and did not differentiate holdings as to each entity.

Repurchase of Common Shares; Conversion to Open-End Fund

Each Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the common shares of each Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end management investment companies may frequently trade at prices lower than net asset value, each Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. Neither Fund can assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If a Fund converted to an open-end investment company, it would be required to redeem all MuniPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the NYSE Alternext. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Reorganization SAI under “Certain Provisions in the Declaration of Trust” for a discussion of the voting requirements applicable to the conversion of a Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of a Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

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Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of and transfer, shareholder services and dividend paying agent for the Funds is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. Deutsche Bank Trust Company Americas, 100 Plaza One, 6th Floor, Jersey City, NJ 07311, a banking corporation organized under the laws of New York, is the Auction Agent with respect to shares of MuniPreferred and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

Federal Income Tax Matters Associated with Investment in the Funds

The following information is meant as a general summary for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax advisor for advice about the particular federal, state and local tax consequences to them of investing in the Funds. Each Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganization occurs) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, each Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, each Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund primarily invests in municipal securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or municipal securities whose income is otherwise exempt from regular federal income taxes. The Acquired Fund primarily invests in municipal securities issued by Florida, its cities and local authorities. Thus, substantially all of a Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Fund receives income from such municipal obligations, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Each Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from such municipal obligations.

In addition to exempt-interest dividends, a Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently

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taxable to noncorporate shareholders at a maximum federal income tax rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Each Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” available to noncorporate shareholders.

As a RIC, each Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. Each Fund may retain for investment some (or all) of its net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, each Fund designates dividends made with respect to the common shares and the MuniPreferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Fund during the year.

Dividends declared by a Fund to shareholders of record in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of common shares normally will result in capital gain or loss to holders of common shares who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. As noted above, absent further legislation, the maximum rates applicable to long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Any loss on the sale of common shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such

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common shares. If a shareholder sells or otherwise disposes of common shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the common shareholder. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry a Fund’s shares to which exempt interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive social security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by a Fund.

The Funds may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

As with all investment companies, each Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

NET ASSET VALUE

Each Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the market value of a Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by such Fund’s Board or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by such Fund’s Board. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Board of such Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations

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of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board’s designee. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. See “Net Asset Value” in the SAI for more information.

LEGAL OPINIONS

Certain legal matters in connection with the common shares and shares of MuniPreferred of the Acquiring Fund to be issued pursuant to the Reorganization will be passed upon by Vedder Price P.C., Chicago, Illinois. Vedder Price P.C. will rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

EXPERTS

The financial statements of the Acquiring Fund and the Acquired Fund as of October 31, 2008 and as of April 30, 2008, respectively have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance on such reports given upon the authority of such firm as experts in accounting and auditing.

SHAREHOLDER PROPOSALS

To be considered for presentation at the annual meeting of shareholders of the Acquiring Fund to be held in 2009, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than January 19, 2009. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to the Acquiring Fund’s By-Laws, submit such written notice to the Acquiring Fund not later than April 4, 2009 or prior to March 20, 2009. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Reorganization is consummated, the Acquired Fund will cease to exist and will not hold its 2009 Annual Meeting. If the Reorganization is not approved or is not consummated, the Acquired Fund will hold its 2009 annual meeting of shareholders, expected to be held in November 2009. Based upon last year’s proxy statement for the Acquired Fund, a shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 8, 2009. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to the Acquired Fund’s By-Laws, submit such written notice to the Acquired Fund not later than August 21, 2009 or prior to August 6, 2009. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

The anticipated date of the next special shareholders’ meeting, if any, of either Fund cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a

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subsequent shareholders’ meeting of a Fund should send their written proposal to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before a Fund begins to print and mail its proxy materials for the meeting.

GENERAL

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Special Meeting, except as described in this Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Special Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Special Meeting.

Failure of a quorum of either Fund to be present at the Special Meeting will necessitate adjournment and will subject the Funds to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at such meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this  th day of April, 2009 by Nuveen Insured Tax-Free Advantage Municipal Fund, a Massachusetts business trust (the “Acquiring Fund”), and Nuveen Insured Florida Tax-Free Advantage Municipal Fund, a Massachusetts business trust (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for common shares, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”), Municipal Auction Rate Cumulative Preferred (“MuniPreferred”) Shares, Series W2, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund MuniPreferred Shares” and, collectively with the Acquiring Fund Common Shares, “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the pro rata distribution of all the Acquiring Fund Common Shares and Acquiring Fund MuniPreferred Shares, respectively, to the common and MuniPreferred shareholders of the Acquired Fund, respectively, as part of the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interests; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the Acquired Fund (the “Acquired Board”) has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to issue and deliver to the Acquired Fund the number of Acquiring Fund Common

Shares, computed in the manner set forth in Section 2.3 and up to 1,160 Acquiring Fund MuniPreferred Shares; and (ii) to assume all the liabilities of the Acquired Fund, as set forth in Section 1.3. The preferences, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Acquiring Fund MuniPreferred Shares shall be identical in all material respects to those of the Acquiring Fund’s existing series of MuniPreferred shares. Dividends on shares of Acquired Fund MuniPreferred shares, Series W, shall accumulate to and including the day before the Closing Date, as such term is defined in Section 3.1, and then cease to accumulate, and dividends on shares of Acquiring Fund MuniPreferred Shares, issued pursuant to the Reorganization shall accumulate in respect of their “Initial Rate Period” from and including the Closing Date at the same rate borne on the day before the Closing Date by the Acquired Fund MuniPreferred shares, Series W. The “Subsequent Rate Periods,” “Dividend Payment Dates” in respect of such “Subsequent Rate Periods” and initial and subsequent “Auctions” for the shares of Acquiring Fund MuniPreferred Shares, issued pursuant to this paragraph 1.1 shall be fixed to be identical to the dividend and auction provisions applicable to the outstanding Acquired Fund MuniPreferred shares, Series W, as of immediately prior to the Closing Date. The “Initial Rate Period” and “Dividend Payment Rate” in respect of such Initial Rate Period, for shares of Acquiring Fund MuniPreferred Shares, issued pursuant to the Reorganization, shall be as set forth in the Proxy Statement/Prospectus, as hereinafter defined. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2 ASSETS TO BE TRANSFERRED. The Acquired Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions. The Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund Board or Nuveen Asset Management (the “Adviser”), such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4 DECLARATION OF PREFERRED DIVIDENDS. At or prior to the Closing Date, the Acquired Fund will declare all accumulated but unpaid dividends on the Acquired Fund MuniPreferred shares, Series W, up to and including the day before which the Closing Date occurs, such dividends to be paid to the holders thereof on the Dividend Payment Date in respect of the Initial Rate Period of Acquiring Fund MuniPreferred Shares, for which such Acquired Fund MuniPreferred shares, Series W, were exchanged.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its common shareholders of record, determined as of the close of business on the Valuation Date, as such term is defined in Section 2.1 (the “Acquired Fund Common Shareholders”), all of the Acquiring Fund Common Shares received by the Acquired Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Date and prior to the Liquidation Date (“Interim Dividends”)) and to its preferred shareholders of record, determined as of the Valuation Date (“Acquired Fund Preferred Shareholders” and, collectively, with the Acquired Fund Common Shareholders, the “Acquired Fund Shareholders”), one share of Acquiring Fund MuniPreferred Shares (together with any Interim Dividends), in exchange for each Acquired Fund MuniPreferred share, Series W, held by the Acquired Fund Preferred Shareholders; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders and representing, in the case of an Acquired Fund Common Shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by the Acquired Fund and in the case of an Acquired Fund Preferred Shareholder, a number of Acquiring Fund MuniPreferred Shares received by the Acquired Fund equal to the number of Acquired Fund MuniPreferred shares, Series W, held by such shareholder, and by paying to the shareholders of the Acquired Fund any Interim Dividends on such transferred shares. All issued and outstanding common and MuniPreferred shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to Acquired Fund Shareholders.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund common or MuniPreferred shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING. Any reporting responsibility of the Acquired Fund with the Securities and Exchange Commission (the “SEC”), the NYSE Alternext US (the “NYSE Alternext”), or any state securities commission is and shall remain the responsibility of the Acquired Fund up to and including the Liquidation Date.

1.9 TERMINATION. The Acquired Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.5.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the net assets of the Acquired Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”). The value of the Acquired Fund’s assets shall be determined by using the valuation procedures set forth in the Acquired Fund’s Declaration of Trust and the Funds’ Proxy Statement/Prospectus to be used in connection with the Reorganization or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquired Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquired Fund MuniPreferred shares.

2.2 VALUATION OF SHARES. The net asset value per Acquiring Fund common share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s Declaration of Trust and the Funds’ Proxy Statement/Prospectus to be used in connection with the Reorganization or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquiring Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquiring Fund MuniPreferred shares.

2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Common Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s net assets, shall be determined by dividing the value of the Acquired Fund’s net assets determined in accordance with Section 2.1 by the net asset value per Acquiring Fund Common Share determined in accordance with Section 2.2.

2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.5 COMPUTATIONS OF NET ASSETS. All computations of net asset value shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Closing shall occur on June 16, 2009 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Valuation Date. The Closing shall be held as of 8:00 a.m. Central time (the “Effective Time”) at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Acquired Fund shall cause State Street, as custodian for the Acquired Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause State Street, as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all the Acquired Fund Shareholders, and the number and percentage ownership of outstanding common and MuniPreferred shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause State Street, its transfer agent, to issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants as follows:

(a) The Acquired Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b) The Acquired Fund is registered as a closed-end non-diversified management investment company under the 1940 Act, and such registration is in full force and effect.

(c) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Acquired Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(d) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments (other than this Agreement and the obligations to pay the dividends and/or distributions contemplated by Section 1.4) that will be terminated with liability to it before the Closing Date.

(e) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The audited financial statements of the Acquired Fund as of April 30, 2008, and for the year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of April 30, 2008, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements. The unaudited financial statements of the Acquired Fund as of October 31, 2008, and for the semi-annual period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of October 31, 2008, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(g) Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(h) All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax, or penalties has been asserted against the Acquired Fund.

(i) The authorized capital of the Acquired Fund consists of an unlimited number of common and preferred shares, par value $.01 per share. All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

(j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.

(k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n) For each taxable year of its operations, including the short taxable year ending with the Closing Date, the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the short taxable year ending with the Closing Date and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants as follows:

(a) The Acquiring Fund is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b) The Acquiring Fund is registered as a closed-end diversified management investment company under the 1940 Act, and such registration is in full force and effect.

(c) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Fund’s Declaration of Trust or By-

Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(e) The audited financial statements of the Acquiring Fund as of October 31, 2008 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2008, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f) Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(g) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (e) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h) The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares, par value $0.01 per share. All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. Subject to approval by shareholders of the Acquiring Fund, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(k) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(l) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1 OPERATION IN ORDINARY COURSE. Subject to Sections 1.2, 1.4 and 8.5, the Acquiring Fund and the Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2 APPROVAL OF SHAREHOLDERS. The Acquiring Fund and Acquired Fund will call a special meeting of their respective shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Acquired Fund’s Controller, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Funds will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 TAX STATUS OF REORGANIZATION. It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in this Agreement.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the

Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s President or Vice President and its Controller, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund’s President or Vice President and the Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller of the Acquired Fund.

7.3 On or immediately prior to the Closing Date, the Acquired Fund shall have declared the dividends and/or distributions contemplated by Section 1.4.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Acquired Fund or the Acquiring Fund hereunder shall also be subject to the following:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund’s Declaration of Trust and By-Laws. In addition, this Agreement, the issuance of common shares and the transactions contemplated herein, with respect to the Acquiring Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquiring Fund in accordance with applicable law, the requirements of the NYSE Alternext and the provisions of the Acquiring Fund’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

8.6 The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a) Each Fund is a business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, which, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b) Each Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) Assuming that consideration of not less than the net asset value of the Acquired Fund common shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are legally issued and fully paid and non-assessable, and no shareholder of the Acquired Fund has any preemptive rights with respect to the Acquired Fund’s shares.

(d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(e) The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Funds of the transactions contemplated herein, except as have been obtained.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of either Fund’s Declaration of Trust (assuming approval of shareholders of the Funds has been obtained) or By-Laws.

Insofar as the opinion expressed above relates to or is dependent upon matters governed by the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinion of Bingham McCutchen LLP.

8.7 The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a) The transfer of all the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata distribution to the Acquired Fund shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares, respectively, to the Acquired Fund Shareholders solely in exchange for such shareholder’s common and MuniPreferred shares, respectively, of the Acquired Fund in complete liquidation of the Acquired Fund.

(d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares, respectively, in the Reorganization.

(e) The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder, respectively, pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f) The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (i) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to gain or loss on any asset that is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (B) any Acquired Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (ii) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.7.

8.8 The Acquiring Fund shall have obtained written confirmation from both Moody’s Investors Service, Inc. and Standard & Poor’s Corporation that (a) consummation of the transactions contemplated by this Agreement will not impair the “Aaa” and AAA ratings, respectively, assigned by such rating agencies to the existing shares of Acquiring Fund MuniPreferred shares, Series T and Series W, and (b) the shares of Acquiring Fund MuniPreferred Shares to be issued pursuant to Section 1.1 will be rated “Aaa” or AAA, respectively, by such rating agencies.

ARTICLE IX

EXPENSES

9.1 The expenses incurred in connection with the Reorganization will be allocated between the Funds based on the relative benefit the Adviser expects each Fund to receive in connection with the Reorganization as of the Closing Date. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs; and (g) other related administrative or operational costs.

9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquiring Fund or the Acquiring Fund, as the case may be, as a RIC. Acquired Fund shareholders will pay their respective expenses, if any, incurred in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Fund’s President or the Vice President without further action by the Board. In addition, either Fund may at its option terminate this Agreement at or before the Closing Date due to:

(a) a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquired Board, the Acquiring Board, the Acquiring Fund, the Acquired Fund, the Adviser, or the Funds’ or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each of the Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees of either Fund, shareholders, nominees, officers, agents, or employees of either Fund personally, but shall bind only the fund property of the respective Fund, as provided in each Fund’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Acquiring Board and the Acquired Board and signed by authorized officers of each Fund, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the fund property of the respective Fund as provided in such Fund’s Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND By: Name: Gifford R. Zimmerman Title: Chief Administrative Officer

ACKNOWLEDGED: By: Name: Mark L. Winget Title: Vice President and Assistant Secretary

NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND By: Name: Gifford R. Zimmerman Title: Chief Administrative Officer

ACKNOWLEDGED: By: Name: Mark L. Winget Title: Vice President and Assistant Secretary

APPENDIX B
FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the life of the Fund.

Acquiring Fund

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. The information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of October 31, 2008, including the financial highlights for each of the five years in the period than ended, have been audited by Ernst & Young LLP, independent registered public accounting firm. The Annual and Semi-Annual Reports may be obtained without charge by calling (800) 257-8787.

	Year Ended October 31,
Per Share Operating Performance	2008	2007	2006	2005	2004	2003(a)

Beginning Common Share Net Asset Value	$14.71	$14.93	$14.56	$14.75	$14.54	$14.33
Investment Operations:
Net Investment Income	0.95	0.97	0.97	0.97	0.99	0.82
Net Realized/Unrealized Gain (Loss)	(2.31)	(0.21)	0.38	(0.19)	0.21	0.42
Distributions from Net Investment Income to Preferred Shareholders†	(0.27)	(0.27)	(0.24)	(0.15)	(0.07)	(0.05)
Distributions from Capital Gains to Preferred Shareholders†	—	—	—	—	—	—

Total	(1.63)	0.49	1.11	0.63	1.13	1.19

Less Distributions:
Net Investment Income to Common Shareholders	(0.71)	(0.71)	(0.74)	(0.81)	(0.92)	(0.78)
Capital Gains to Common Shareholders	—	—	—	(0.01)	(0.01)	—

Total	(0.71)	(0.71)	(0.74)	(0.82)	(0.93)	(0.78)

Offering Costs and Preferred Share Underwriting Discounts	—	—	—	—	0.01	(0.20)

Ending Common Share Net Asset Value	$12.37	$14.71	$14.93	$14.56	$14.75	$14.54

Ending Market Value	$11.40	$14.30	$14.35	$13.41	$14.91	$14.79
Total Returns:
Based on Market Value*	(15.97)%	4.59%	12.82%	(4.68)%	7.41%	3.87%
Based on Common Share Net Asset Value*	(11.56)%	3.35%	7.82%	4.33%	8.07%	6.98%

	Year Ended October 31,
Per Share Operating Performance	2008	2007	2006	2005	2004	2003(a)

Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$229,075	$272,391	$276,506	$269,614	$273,112	$269,112
Ratios to Average Net Assets Applicable to Common Shares
Before Credit/Reimbursement††:
Expenses Including Interest(b)	1.26%	1.19%	1.19%	1.19%	1.20%	1.12	%***
Expenses Excluding Interest(b)	1.19%	1.17%	1.19%	1.19%	1.20%	1.12	%***
Net Investment Income	6.27%	6.04%	6.12%	6.06%	6.24%	5.52	%***
Ratios to Average Net Assets Applicable to Common Shares
After Credit/Reimbursement††**:
Expenses Including Interest(b)	0.86%	0.69%	0.69%	0.70%	0.71%	0.65	%***
Expenses Excluding Interest(b)	0.80%	0.67%	0.69%	0.70%	0.71%	0.65	%***
Net Investment Income	6.67%	6.54%	6.61%	6.55%	6.73%	6.00	%***
Portfolio Turnover Rate	8%	6%	0%	1%	13%	72%
Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$132,800	$144,000	$144,000	$144,000	$144,000	$144,000
Liquidation and Market Value Per Share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$68,124	$72,290	$73,005	$71,808	$72,415	$71,721

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**	After custodian fee credit and expense reimbursement, where applicable.

***	Annualized.

†	The amounts shown are based on common share equivalents.

††	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares.

(a)	For the period November 21, 2002 (commencement of operations) through October 31, 2003.

(b)	Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 – Inverse Floating Rate Securities, in the Fund’s annual report.

Acquired Fund

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. Except where noted, the information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of April 30, 2008, including the financial highlights for each of the five years in the period then ended, have been audited by Ernst & Young LLP, independent registered public accounting firm. The information as of October 31, 2008 appears in the Fund’s unaudited interim financial statements as filed with the SEC in the Fund’s Semi-Annual Report to shareholders. The Annual and Semi-Annual Reports may be obtained without charge by calling (800) 257-8787.

	Year Ended April 30,
	2009(a)			Year Ended June 30,
Per Share Operating Performance	(unaudited)	2008	2007(b)	2006	2005	2004	2003(c)

Beginning Common Share Net Asset Value	$14.15	$14.56	$14.07	$14.76	$13.78	$14.75	$14.33
Investment Operations:
Net Investment Income	0.44	0.90	0.75	0.90	0.90	0.93	0.40
Net Realized/Unrealized Gain (Loss)	(1.55)	(0.41)	0.50	(0.71)	0.98	(0.99)	0.70
Distributions from Net Investment Income to Preferred Shareholders†	(0.14)	(0.27)	(0.21)	(0.19)	(0.10)	(0.05)	(0.03)
Distributions from Capital Gains to Preferred Shareholders†	—	—	—	—	—	—	—

Total	(1.25)	0.22	1.04	—	1.78	(0.11)	1.07

Less Distributions:
Net Investment Income to Common Shareholders	(0.31)	(0.63)	(0.55)	(0.69)	(0.80)	(0.86)	(0.43)
Capital Gains to Common Shareholders	—	—	—	—	—	—	—

Total	(0.31)	(0.63)	(0.55)	(0.69)	(0.80)	(0.86)	(0.43)

Offering Costs and Preferred Share Underwriting Discounts	—	—	—	—	—	—	(0.22)

Ending Common Share Net Asset Value	$12.59	$14.15	$14.56	$14.07	$14.76	$13.78	$14.75

Ending Market Value	$10.25	$12.59	$13.69	$13.37	$14.26	$12.94	$15.87
Total Returns:
Based on Market Value*	(16.37)%	(3.45)%	6.65%	(1.43)%	16.62%	(13.56)%	8.82%
Based on Common Share Net Asset Value*	(8.95)%	1.61%	7.46%	0.03%	13.18%	(0.79)%	6.08%

	Year Ended April 30,
	2009(a)					Year Ended June 30,
Per Share Operating Performance	(unaudited)		2008	2007(b)		2006	2005	2004	2003(c)

Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$48,875		$54,926	$56,546		$54,625	$57,296	$53,504	$57,223
Ratios to Average Net Assets Applicable to Common Shares
Before Credit/Reimbursement††:
Expenses Including Interest(d)	1.29	%***	1.24%	1.25	%***	1.26%	1.24%	1.25%	1.15	%***
Expenses Excluding Interest(d)	1.29	%***	1.24%	1.25	%***	1.26%	1.24%	1.25%	1.15	%***
Net Investment Income	6.03	%***	5.89%	5.73	%***	5.77%	5.77%	6.04%	4.18	%***
Ratios to Average Net Assets Applicable to Common Shares After Credit/Reimbursement††**:
Expenses Including Interest(d)	0.90	%***	0.78%	0.76	%***	0.76%	0.75%	0.74%	0.67	%***
Expenses Excluding Interest(d)	0.90	%***	0.78%	0.76	%***	0.76%	0.75%	0.74%	0.67	%***
Net Investment Income	6.42	%***	6.35%	6.23	%***	6.27%	6.26%	6.56%	4.66	%***
Portfolio Turnover Rate	1%		29%	2%		5%	7%	130%	46%
Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$29,000		$29,000	$29,000		$29,000	$29,000	$29,000	$29,000
Liquidation and Market Value Per Share	$25,000		$25,000	$25,000		$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$67,133		$72,350	$73,746		$72,090	$74,393	$71,124	$74,330

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**	After custodian fee credit and expense reimbursement, where applicable.

***	Annualized.

†	The amounts shown are based on common share equivalents.

††	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares.

(a)	For the six months ended October 31, 2008.

(b)	For the ten months ended April 30, 2007.

(c)	For the period November 21, 2002 (commencement of operations) through June 30, 2003.

(d)	Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 – Inverse Floating Rate Securities, in the Fund’s annual report.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NEA-S 0509

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF
NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND
(the “Florida Fund” or the “Acquired Fund”)
BY AND IN EXCHANGE FOR SHARES OF
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND
(the “National Fund” or the “Acquiring Fund” and, together with the Florida Fund, the “Funds” and each a “Fund”)
     This Statement of Additional Information is available to shareholders of the Nuveen Insured Florida Tax-Free Advantage Municipal Fund in connection with the proposed reorganization whereby (i) the National Fund would acquire all of the assets and assume all of the liabilities of the Florida Fund in exchange solely for common shares and Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred”), Series W2, of the National Fund, (ii) such shares of the National Fund would be distributed to the common shareholders and MuniPreferred, Series W, shareholders of the Florida Fund and (iii) the Florida Fund would be liquidated, dissolved and terminated in accordance with the Florida Fund’s Declaration of Trust (collectively, the “Reorganization”).
     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated April 17, 2009 relating to the proposed Reorganization of the Florida Fund into the National Fund (the “Proxy Statement/Prospectus”). A copy of the Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787, by writing to the Funds or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Proxy Statement/Prospectus or this Statement of Additional Information. You may also obtain a copy of the Proxy Statement/Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Proxy Statement/Prospectus.

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INVESTMENT OBJECTIVES AND POLICIES
     The Funds have similar investment objectives. Both Funds’ investment objectives are to provide current income exempt from regular federal income tax and the alternative minimum tax applicable to individuals and enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Funds’ investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Acquired Fund’s shares will also be exempt from other Florida intangible personal property tax. Each Fund’s investment objectives are fundamental policies of the Fund, and may not be changed, without the approval of the holders of a majority of the outstanding common shares and MuniPreferred shares voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred shares voting as a separate class. In addition, the Acquiring Fund is a diversified management investment company and the Acquired Fund is a non-diversified management investment company.
     Each Fund seeks to achieve its investment objectives by investing in a portfolio of municipal securities (defined below), a significant portion of which NAM believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy. Underrated municipal securities are those whose ratings do not, in NAM’s opinion, reflect their true creditworthiness. Undervalued municipal securities are securities that, in NAM’s opinion, are worth more than the value assigned to them in the marketplace. NAM believes its value oriented strategy offers the opportunity to construct a well diversified portfolio of municipal securities that has the potential to outperform major municipal market benchmarks over the longer term. A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the issuer’s credit quality or credit rating, all such factors examined in the context of the municipal securities market and interest rate levels and trends. NAM may at times believe that securities associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. NAM may purchase such a security for each Fund’s portfolio because it represents a market sector or issuer that NAM considers undervalued, even if the value of the particular security appears to be consistent with the value of similar securities. Municipal securities of particular types (e.g., hospital bonds, industrial revenue bonds or securities issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. Each Fund’s investment in underrated or undervalued municipal securities will be based on NAM’s belief that their yield is higher than that available on securities bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. Each Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal securities regardless of the direction the market may move. Any capital appreciation realized by the Funds will generally result in the distribution of taxable capital gains to common shareholders.
     Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal securities that provide for the payment of interest income that is exempt from regular federal income tax (collectively, “municipal securities”). Municipal securities are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Each Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender-option bonds, and residual interest bonds or inverse floating rate securities. Such municipal securities may also be acquired through investments in pooled vehicles, partnerships, or other investment companies.
     The Funds also may invest in certain derivative instruments in pursuit of their investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. NAM may use derivative instruments to seek to enhance return, to hedge some of the risk of the Funds’ investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income for federal income tax purposes.
     The Acquiring Fund and the Acquired Fund have similar investment policies. The Acquiring Fund, under normal circumstances, will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Acquiring Managed Assets”), in a portfolio of securities that pays interest exempt from federal income taxes (“municipal securities”) and from the federal alternative minimum tax applicable to individuals. The Acquired Fund, under normal circumstances, will invest at least 80% of its average daily net assets, including assets attributable to any MuniPreferred shares that may be outstanding (“Acquired Managed Assets”), in a portfolio of municipal bonds that pays interest that is exempt from regular federal income tax and from the federal alternative minimum tax applicable to individuals, are exempt from the Florida intangible personal property tax, and are covered by insurance guaranteeing the timely payment of principal and interest thereon. For purposes of this Statement of Reorganization, Acquiring Management Assets and Acquired Managed Assets are referred to herein as Managed Assets.
     For the purposes of the Acquiring Fund’s investment policy to invest at least 80% of its net assets in a portfolio of securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon, inverse floaters whose underlying bonds are covered by insurance guaranteeing the timely payment of principal and interest thereon are included, and insurers must have a claims-paying ability rated at least A by an National Recognized Statistical Rating Organization (“NRSRO”) at the time of purchase or at the time the bond is insured while in the portfolio.
     For the purposes of the Acquired Fund’s investment policy to invest at least 80% of its net assets in a portfolio of bonds that are covered by insurance guaranteeing the timely payment of principal and interest thereon, insurers must have a claims-paying ability rated at least A by an NRSRO at the time of purchase or at the time the bond is insured while in the portfolio.
     Under normal circumstances, a Fund (i) expects to be fully invested (at least 95% of its assets) in municipal bonds that pay interest that is exempt from regular federal income tax, (ii) the federal alternative minimum tax applicable to individuals, and (iii) for the Acquired Fund, the Florida intangible personal property tax.
     Under normal circumstances, each Fund will invest at least 80% of its Managed Assets in municipal securities covered by insurance from insurers with a claims-paying ability rated Aa/AA or better by an NRSRO at the time of purchase; municipal securities rated Aa/AA or better by an NRSRO, or that are unrated but judged to be of comparable quality by NAM, at the time of purchase; or municipal bonds backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Under normal circumstances, each Fund may invest up to 20% of its Managed Assets in municipal securities covered by insurance from

2

insurers with a claims-paying ability rated Baa/BBB or better by an NRSRO; or municipal securities rated at least Baa/BBB or better by an NRSRO, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser, at the time of purchase.
     The foregoing credit quality policy applies only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as NAM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Each Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly.
     The credit quality of companies that provide insurance on bonds will affect the value of those bonds. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares or MuniPreferred shares.
     Each Fund may invest in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates (“collateralized obligations”). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been (1) advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.
     Each Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.
     Upon NAM’s recommendation, during temporary defensive periods and in order to keep the Fund’s cash fully invested, each Fund may deviate from its investment objectives and policies and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Funds intend to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in such short-term investments would result in a portion of your dividends being subject to regular federal income tax and the federal alternative minimum applicable to individuals.
     The credit quality policies noted above apply only at the time a security is purchased, and the Funds are not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as NAM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of the ratings of S&P, Moody’s and Fitch of municipal securities is set forth in Appendix B to this Statement of Additional Information.

3

     A more complete description of each Fund’s investment objectives and policies is set forth in the Proxy Statement/Prospectus.
ADDITIONAL INFORMATION ON MUNICIPAL BOND INSURANCE
     Original Issue Insurance. If interest or principal on a municipal bond is due, but the issuer fails to pay it, the insurer will make payments in the amount due to the fiscal agent no later than one business day after the insurer has been notified of the issuer’s nonpayment. The fiscal agent will pay the amount due to a Fund after the fiscal agent receives evidence of the Fund’s right to receive payment of the principal and/or interest, and evidence that all of the rights of payment due shall thereupon vest in the insurer. When the insurer pays a Fund the payment due from the issuer, the insurer will succeed to the Fund’s rights to that payment.
     Portfolio Insurance. Each portfolio insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the Fund continues to own the municipal bonds covered by the policy, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days’ written notice to a Fund to refuse to insure any additional bonds the Fund buys after the effective date of the notice. Each Fund’s Board of Trustees will generally reserve the right to terminate each policy upon seven days’ written notice to an insurer if it determines that the cost of the policy is not reasonable in relation to the value of the insurance to the Fund.
INVESTMENT RESTRICTIONS
     Except as described below, neither Fund, as a fundamental policy, may, without the approval of the holders of a “majority of the outstanding” common shares and preferred shares of such Fund, including shares of its MuniPreferred, voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares of such Fund, including shares of its MuniPreferred, voting as a separate class:
     For the Acquiring Fund:
(1)	Under normal circumstances, invest less than 80% of the Fund’s net assets (plus any borrowings for investment purposes) in a portfolio of securities the income from which is exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals;
     For the Acquired Fund:
(1)	Under normal circumstances, invest less than 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investments that pay interest that is exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals, and that are exempt from the Florida intangible personal property tax;
     For Both Funds:
(2)	Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the [the Fund’s] Prospectus;

(3)	Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value

4

of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings);
(4)	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

(5)	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

(6)	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;

(7)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

(8)	Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations; and
     For the Acquiring Fund:
(9)	Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities if any are issued.
     For the Acquired Fund:
(9)	Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.
     For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of a Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.
     For the purpose of applying the limitation set forth in subparagraph (9) above with respect to each Fund, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate

5

from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Fund’s assets that may be invested in municipal bonds insured by any given insurer.
     Under the 1940 Act, a Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, a Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.
     In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:
     (1) sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;
     (2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder;
     (3) enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options;
     (4) purchase securities of companies for the purpose of exercising control, except as otherwise permitted in the Proxy Statement/Prospectus and Statement of Additional Information; and
     (5) Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities, for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided NAM determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.
     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

6

     The Funds may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for commercial paper or notes, or, if the Funds borrow from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Funds by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede NAM from managing the Funds’ portfolios in accordance with the Funds’ investment objectives and policies.
PORTFOLIO COMPOSITION
     In addition to and supplementing the Proxy Statement/Prospectus section, “Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Fund,” the Funds’ portfolios will be composed principally of the investments described below.
Municipal Securities
     Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt.
     Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. Each Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, tender option bonds and other forms of municipal bonds and securities.
     Municipal securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB or above are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated Aaa or AAA in which the Funds may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for municipal securities unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Funds may have greater difficulty selling its portfolio securities. The Funds will be more dependent on NAM’s research and analysis when investing in these securities.
     A general description of Moody’s, S&P’s and Fitch’s ratings of municipal securities is set forth in Appendix B hereto. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and

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rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.
     The Fund will generally invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years. The weighted average maturity of securities held by the Funds may be shortened or lengthened, depending on market conditions and on an assessment by the Funds’ portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return. During temporary defensive periods (e.g., times when, in NAM’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt securities market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Funds’ cash fully invested, including the period during which the net proceeds of an offering are being invested, the Funds may invest any percentage of their net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable and up to 10% of their net assets in securities of other open or closed-end investment companies that invest primarily in municipal securities of the type in which the Funds may invest directly. The Funds intend to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by NAM, and in amounts limited to ensure that the Funds are eligible to pay exempt-interest dividends (as described in “Federal Income Tax Matters” below). Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Funds will invest only in taxable short-term investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix B for a general description of Moody’s, S&P’s and Fitch’s ratings of securities in such categories. Taxable short-term investments of the Funds may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent a Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.
     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Funds will not be required to dispose of securities in the event Moody’s, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.
     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.
     Municipal Leases and Certificates of Participation. Included within the general category of municipal securities described in the Proxy Statement/Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “nonappropriation” clauses which

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provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Funds’ ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. To the extent that the Funds invest in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Funds will only purchase Municipal Lease Obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.
Hedging Strategies and Other Uses of Derivatives
     The Funds may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.
     “Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.
     A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” markets or on a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.
     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Funds may be greater than gains in the value of the securities in the Funds’ portfolios. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Losses due to hedging transactions will reduce each Fund’s net asset value which in turn could reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. A Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 15% of the Fund’s net assets. The Funds will invest in these instruments only in markets believed by NAM to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income.
     Both parties entering into a financial futures contract are required to post an initial deposit, typically equal to from 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with the Funds receiving or

9

paying, as the case may be, only the net amount of the two payments. The Funds will only sell covered futures contracts, which means that the Funds segregate assets equal to the amount of the obligations.
     Bond Futures and Forward Contracts. Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in over-the-counter (“OTC”) transactions.
     Under regulations of the Commodity Futures Trading Commission (the “CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Funds, the Funds will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Funds’ long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.
     Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.
     Options on Currency Futures Contracts. Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.
     Each of the Funds and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither Fund, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Funds reserve the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Funds’ policies. In addition, certain provisions of the Code (as defined under “Federal Income Tax Matters”) may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See “Federal Income Tax Matters.”
     Index Futures. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash. The Funds may invest in index futures or similar contracts if available in a form, with market liquidity and settlement and payment features, acceptable to the Funds.

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     Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.
     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.
     In addition to the general risks associated with hedging strategies and the use of derivatives set forth above, there are several risks associated with the use of futures contracts and futures options as hedging techniques.
     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Funds enter into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Funds’ holdings of municipal securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
     Interest Rate Transactions and Total Return Swaps. The Funds may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors, as well as total return swaps and other debt related derivative instruments. The Funds may enter into these transactions in order to seek to hedge the value of the Funds’ portfolios to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or to seek to protect against any increase in the price of securities the Funds anticipate purchasing at a later date.
     Interest rate swaps involve the exchange by each Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. In a total return swap, the Funds exchange with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate.
     The Funds may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional

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amount. The Funds would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.
     The Funds will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds intend to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Funds’ net payment obligations under any swap transaction, marked-to-market daily. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Funds’ obligations will be accrued on a daily basis, and the full amount of the Funds’ obligations will be segregated by the Funds.
     The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. If NAM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Funds will be unfavorably affected. Depending on the state of interest rates in general, the Funds’ use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Funds’ fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premiums paid by the Funds to the counterparty exceed the additional amount the Funds would have been required to pay had they not entered into the cap agreement.
     Swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Funds are contractually obligated to make. If the counterparty defaults, the Funds would not be able to use the anticipated net receipts under the swap or cap to offset payments. Depending on whether the Funds would be entitled to receive net payments from the counterparty on the swap or cap, such a default could negatively impact the performance of the Common Shares. In addition, because they are two-party contracts and because they may have terms of greater than seven days, swaps and caps may be considered to be illiquid. It is possible that developments in the swaps and caps markets, including potential government regulation, could adversely affect the Funds’ ability to terminate existing agreements or to realize amounts to be received under such agreements.
     Although this will not guarantee that the counterparty does not default, the Funds will not enter into a swap or cap transaction with any counter-party that NAM believes does not have the financial resources to honor its obligation under the swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to a swap or cap transaction in an effort to proactively protect the Funds’ investments.
     In addition, at the time the swap or cap transaction reaches its scheduled termination date, there is a risk that the Funds would not be able to obtain a replacement transaction or that the terms of the

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replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Funds’ Common Shares.
     Repurchase Agreements. The Funds may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to their permitted investments. The Funds’ repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. The agreed-upon repurchase price determines the yield during the Funds’ holding period.
     Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with registered securities dealers or domestic banks that, in NAM’s opinion, present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Funds might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Funds may be delayed or limited. NAM will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.
Segregation of Assets
     As closed-end investment companies registered with the Securities and Exchange Commission, the Funds are subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the Securities and Exchange Commission and its staff. In accordance with these laws, rules and positions, the Funds must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Funds must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Funds are permitted to set aside liquid assets in an amount equal to the Funds’ daily marked-to-market net obligations (i.e., the Funds’ daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation.
     The Funds generally will use their assets to cover their obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the Securities and Exchange Commission and its staff. As a result of their segregation, such assets may not be used for other operational purposes. NAM will monitor the Funds’ use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Funds’ portfolio investments.

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Short-Term Investments
     Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Funds may invest up to 100% of their net assets in cash equivalents and short-term taxable fixed-income securities, although the Funds intend to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:
     (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.
     (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.
     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

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     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
     Short-Term Tax-Exempt Municipal Securities. Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:
     Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.
     Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.
     Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.
     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.
     Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.
     Tax-Exempt Commercial Paper (“Municipal Paper”) represent very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

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     Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.
     While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.
Illiquid Securities
     The Funds may invest in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board of Trustees has delegated to NAM the day-to-day determination of the illiquidity of any security held by the Funds, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed NAM when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives used by the Funds will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Funds may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.
     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Funds may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Funds may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Funds might obtain a less favorable price than that which prevailed when they decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegatee. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Funds should be in a position where more than 50% of the value of their net assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Funds will take such steps as are deemed advisable by NAM, if any, to protect liquidity.
Inverse Floating Rate Securities and Tender Option Bonds
     Inverse Floating Rate Securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: short-

16

term floating rate municipal securities (sometimes referred to as short-term floaters or tender option bonds), which are sold to third party investors, and inverse floating rate municipal securities, which the Funds would purchase. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Funds receive the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, a Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the face value of the short-term floaters in relation to the residual inverse floaters that are issued by the special purpose trust. The Funds expect to make limited investments in inverse floaters, with leverage ratios that may vary between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Funds, as the holder of the residual inverse floating rate securities.
     Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, inverse floaters’ value is generally more volatile than that of fixed rate bonds. Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.
     Tender Option Bonds. The Funds may also invest in tender option bonds, as described above, issued by special purpose trusts. Tender option bonds may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund as the holder of the tender option bond relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the tender option bond. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the tender option bond. Generally, the trusts do not have recourse to the investors in the residual inverse floating rate securities.

17

Auction Rate Securities
     Municipal securities also include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). In certain recent market environments, auction failures have been widespread, which may adversely affect the liquidity and price of auction rate securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Funds’ investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act. The Funds will indirectly bear their proportionate shares of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.
When-Issued and Delayed Delivery Transactions
     The Funds may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund and, to the extent distributed, will be taxable distributions to shareholders. The Funds may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Funds specifically collateralize such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.
Other Investments
     Zero Coupon Securities. Each Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification

18

to be taxed as a “regulated investment company” under the Code (as defined under “Federal Income Tax Matters”), an investment company, such as the Funds, must distribute each year at least 90% of its investment company taxable income and net tax-exempt interest (as described under “Federal Income Tax Matters”), including the original issue discount accrued on zero coupon bonds. Because the Funds will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years each Fund may have to distribute cash obtained from selling other portfolio holdings in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for the Funds to dispose of them or determine their current value.
     Structured Notes. The Funds may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income for federal income tax purposes.
Defensive Position
     During temporary defensive periods or in order to keep the Fund’s cash fully invested, each Fund may deviate from its investment policies and objectives and may not be able to achieve its investment objectives. Moreover, during temporary defensive periods (e.g., times when, in NAM’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt securities market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep each Fund’s cash fully invested, each Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable and up to 10% of its net assets in securities of other open-or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. Each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal securities maturing in three years or less from the date of issuance) and municipal commercial paper. Each Fund will invest only in taxable short-term investments which are U.S. government securities or securities rated within the highest grade by Fitch, Moody’s or S&P, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable short-term investments of the Funds may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase

19

agreements. To the extent the Funds invest in taxable investments, the Funds will not at such times be in a position to achieve their investment objective of providing tax-exempt income.
Other Investment Companies
     Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Funds generally expect that they may invest in other investment companies either during periods when they have large amounts of uninvested cash or during periods when there is a shortage of attractive municipal securities available in the market. Each Fund may invest in investment companies that are advised by the NAM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, each Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in other investment companies.
     NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security instruments. In addition, because the securities of other investment companies may be leveraged and subject to the same leverage risk, each Fund may indirectly be subject to those risks described in the Proxy Statement/Prospectus. Market value will tend to fluctuate more than the yield generated by unleveraged shares.
Portfolio Trading and Turnover Rate
     Portfolio trading may be undertaken to accomplish the Funds’ investment objectives. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. The Funds may also engage to a limited extent in short-term trading consistent with their investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Funds will not engage in trading solely to recognize a gain.
     Each Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Funds cannot accurately predict their annual portfolio turnover rate, it is generally not expected to exceed 100% under normal circumstances. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable for federal income tax purposes as ordinary income. See “Federal Income Tax Matters.”

20

MANAGEMENT OF THE FUNDS
Trustees and Officers
The management of the Funds, including general supervision of the duties performed for each Fund under its investment management agreement with NAM (“the management agreement’), is the responsibility of the Board of Trustees of the Funds. (The same Board of Trustees and officers oversee both Funds.) The number of trustees of the Funds is nine, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and eight of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen, NAM or their affiliates. The trustees are classified as Class I, Class II and Class III trustees and are elected by the holders of the Fund’s outstanding Common Shares and MuniPreferred Shares, voting together as a single class. Trustees are elected for a three-year term, the Class II trustees serving until the 2011 annual meeting, the Class III trustees serving until the 2009 annual meeting and the Class I trustees serving until the 2010 annual meeting, in each case until their respective successors are elected and qualified. Two trustees are elected solely by the holders of the Fund’s outstanding MuniPreferred Shares (the “MuniPreferred Trustees”). The MuniPreferred Trustees are elected by holders of MuniPreferred Shares on an annual basis. The officers of the Funds serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Funds are directors or trustees, as the case may be, of 72 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 121 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Number of
Portfolios
		Term of Office		in Fund	Other
Name, Business	Position(s)	and Length of	Principal	Complex	Directorships
Address and	Held with	Time Served	Occupation(s) During	Overseen	Held by
Birthdate	Funds	with Funds	Past Five Years	by Trustee	Trustee
Independent Trustees:
Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board and Trustee	Class III Length of service-Since 1996; Chairman of the Board since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant.	193	N/A

21

Number of
Portfolios
		Term of Office		in Fund	Other
Name, Business	Position(s)	and Length of	Principal	Complex	Directorships
Address and	Held with	Time Served	Occupation(s) During	Overseen	Held by
Birthdate	Funds	with Funds	Past Five Years	by Trustee	Trustee
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Class III Length of service- Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazettte Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	193	See Principal Occupation description

22

Number of
Portfolios
		Term of Office		in Fund	Other
Name, Business	Position(s)	and Length of	Principal	Complex	Directorships
Address and	Held with	Time Served	Occupation(s) During	Overseen	Held by
Birthdate	Funds	with Funds	Past Five Years	by Trustee	Trustee
William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Annual Length of service-Since 2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	193	See Principal Occupation description

23

				Number of
				Portfolios
		Term of Office		in Fund	Other
Name, Business	Position(s)	and Length of	Principal	Complex	Directorships
Address and	Held with	Time Served	Occupation(s) During	Overseen	Held by
Birthdate	Funds	with Funds	Past Five Years	by Trustee	Trustee
David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Class II Length of service-Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member of the Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Investment Committee, Greater Milwaukee Foundation.	193	See Principal Occupation description

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Annual Length of service-Since 1996	Chairman, of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; Member, Dayton Philharmonic Orchestra Board; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	193	See Principal Occupation description

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Class I Length of service- Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	193	N/A

24

Number of
Portfolios
		Term of Office		in Fund	Other
Name, Business	Position(s)	and Length of	Principal	Complex	Directorships
Address and	Held with	Time Served	Occupation(s) During	Overseen	Held by
Birthdate	Funds	with Funds	Past Five Years	by Trustee	Trustee
Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Class I Length of service- Since 2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	193	See Principal Occupation description

25

Number of
Portfolios
		Term of Office		in Fund	Other
Name, Business	Position(s)	and Length of	Principal	Complex	Directorships
Address and	Held with	Time Served	Occupation(s) During	Overseen	Held by
Birthdate	Funds	with Funds	Past Five Years	by Trustee	Trustee
Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Trustee	Class II Length of service-Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (Since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong	193	N/A
Board (1997-2004).

26

Number of
Portfolios
		Term of Office		in Fund	Other
Name, Business	Position(s)	and Length of	Principal	Complex	Directorships
Address and	Held with	Time Served	Occupation(s) During	Overseen	Held by
Birthdate	Funds	with Funds	Past Five Years	by Trustee	Trustee
Interested Trustee:
John P. Amboian* 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Trustee	Class II Length of service-Since 2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc.; formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.**	193	See Principal Occupation description

*	Mr. Amboian is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

**	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into NAM, effective January 1, 2005.

27

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office and		Complex
Name, Business	Held with	Length of Time	Principal Occupation(s)	Overseen
Address and Birthdate	Funds	Served with Funds	During Past Five Years	by Officer
Officers of the Funds:
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term-Until July 2009-Length of Service-Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Chartered Financial Analyst.	193

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term-Until July 2009-Length of Service-Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC (since 1999), prior thereto, Managing Director of Structured Investments.	121

28

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office and		Complex
Name, Business	Held with	Length of Time	Principal Occupation(s)	Overseen
Address and Birthdate	Funds	Served with Funds	During Past Five Years	by Officer
Mark J.P. Anson 333 West Wacker Drive Chicago, IL 60606 (6/10/59)	Vice President	Term-Until July 2009- Length of Service-Since 2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecomm Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	193

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term-Until July 2009- Length of Service-Since 2007	Managing Director (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	121

Nizida Arriaga 333 West Wacker Drive Chicago, IL 60606 (6/1/68)	Vice President	Term-Until July 2009- Length of Service-Since 2009	Vice President of Nuveen Investments, LLC (since 2007); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	193

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President	Term-Until July 2009- Length of Service-Since inception	Vice President of Nuveen Investments, LLC (since 2002) and Nuveen Asset Management (since 2005).	193

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term-Until July 2009- Length of Service-Since 2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	193

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term-Until July 2009- Length of Service-Since 1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005), formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	193

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term-Until July 2009- Length of Service-Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller of Nuveen Investments, Inc. (1998-2004); Certified Public Accountant.	193

29

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office and		Complex
Name, Business	Held with	Length of Time	Principal Occupation(s)	Overseen
Address and Birthdate	Funds	Served with Funds	During Past Five Years	by Officer
William T. Huffman 333 West Wacker Drive Chicago, IL 60606 (5/7/69)	Vice President	Term-Until July 2009- Length of Service-Since 2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	193

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term-Until July 2009- Length of Service-Since 2003	Senior Vice President (since 2008), formerly, Vice President, formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Asset Management; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	193

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term-Until July 2009- Length of Service-Since 2000	Vice President of Nuveen Investments, LLC (since 2000) and Nuveen Asset Management (since 2005); Certified Public Accountant.	193

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term-Until July 2009-Length of Service-Since 2002	Vice President of Nuveen Investments, LLC (since 1999) and Nuveen Asset Management (since 2005).	193

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term-Until July 2009-Length of Service-Since 1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	193

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				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office and		Complex
Name, Business	Held with	Length of Time	Principal Occupation(s)	Overseen
Address and Birthdate	Funds	Served with Funds	During Past Five Years	by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term-Until July 2009- Length of Service-Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008) and Assistant Secretary (since 2007) of Nuveen Asset Management, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	193

John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term-Until July 2009-Length of Service-Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	193

Gregory Mino 333 West Wacker Drive Chicago, IL 60606 (1/4/71)	Vice President	Term-Until July 2009- Length of Service-Since 2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	193

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term-Until July 2009-Length of Service-Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	193

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				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office and		Complex
Name, Business	Held with	Length of Time	Principal Occupation(s)	Overseen
Address and Birthdate	Funds	Served with Funds	During Past Five Years	by Officer
James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term-Until July 2009-Length of Service-Since 2007	Vice President of Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	193

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term-Until July 2009-Length of Service-Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	193

*	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into NAM, effective January 1, 2005.
Board Committees
     The Board of Trustees has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.
     Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian, serve as members of the Executive Committee of the Board of Trustees of the Funds. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The Executive Committee held one meeting during the last fiscal year.
     The Audit Committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth. The Audit Committee held four meetings during the last fiscal year.
     The Nominating and Governance Committee is composed of the independent trustees of the Funds. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board of Trustees. The Nominating and Governance Committee is responsible for trustee selection and tenure; selection and review of committees; and Board education and operations. In addition, the Nominating and Governance Committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Funds. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of

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Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth. The Nominating and Governance Committee held four meetings during the last fiscal year.
     The Dividend Committee is authorized to declare distributions on the Funds’ shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Judith M. Stockdale and Terence J. Toth. The Dividend Committee held seven meetings during the last fiscal year.
     The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Funds and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are William J. Schneider, Chair, William C. Hunter, Judith M. Stockdale and Carole E. Stone. The Committee has adopted a written charter. The Compliance, Risk Management and Regulatory Oversight Committee held four meetings during the last fiscal year.
Independent Chairman
     The trustees have elected Robert P. Bremner as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.
     Class I trustees will serve until the annual meeting of shareholders in 2010; Class II trustees will serve until the annual meeting of shareholders in 2011; and Class III trustees will serve until the annual meeting of shareholders in 2012. As each trustee’s term expires, shareholders will be asked to elect trustees and such trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See the Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”
     The Board held four regular quarterly meetings and nine special meetings during the last fiscal year. During the last fiscal year, each Board Member attended 75% or more of the Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Fund and the number of Board Members who attended the last annual meeting of shareholders of the Fund is posted on the Funds’ website at www.nuveen.com/etf/products/fundgovernance.aspx.

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Share Ownership
     The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2008:

Aggregate Dollar Range
of Equity Securities in
	Dollar Range	Dollar Range	All Registered
	of Equity	of Equity	Investment Companies
	Securities in	Securities in	Overseen by Trustee in
	the Acquiring	the Acquired Fund	Family of Investment
Name of Trustee	Fund	Fund	Companies
John M. Amboian	None	None	Over $100,000
Robert P. Bremner	None	None	Over $100,000
Jack B. Evans	None	None	Over $100,000
William C. Hunter	None	None	Over $100,000
David J. Kundert	None	None	Over $100,000
William S. Schneider	None	None	Over $100,000
Judith M. Stockdale	None	None	Over $100,000
Carole E. Stone	None	None	$10,001 - $50,000
Terence J. Toth	None	None	Over $100,000
     No trustee who is not an interested person of the Funds or his immediate family member owns beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.
Compensation
     The following table sets forth the compensation paid by each Fund during its last fiscal year end. The Funds do not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Funds. The Funds have a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Funds to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Funds when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Funds will not be liable for any other fund’s obligations to make distributions under the Plan.

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	Aggregate	Aggregate	Total Compensation
	Compensation	Compensation	from Funds and
	from Acquiring Fund(1)	from Acquired Fund(1)	Fund Complex(2)
Robert P. Bremner	$1,241	$260	$216,138
Jack B. Evans	1,069	245	189,578
William C. Hunter	700	204	120,659
David J. Kundert	693	234	128,240
William J. Schneider	856	240	140,917
Judith M. Stockdale	913	220	160,362
Carole E. Stone	984	204	171,750
Terence J. Toth(3)	155	—	28,695

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

Deferred Fees
	Acquiring Fund	Acquired Fund
Robert P. Bremner	$131	$—
Jack B. Evans	196	—
William C. Hunter	700	—
David J. Kundert	693	—
William J. Schneider	856	—
Judith M. Stockdale	235	—
Carole E. Stone	—	—
Terence J. Toth	155	—

(2)	Based on the compensation paid (including any amounts deferred) for the one year period ending December 31, 2008 for services to the Nuveen open-end and closed-end funds.

(3)	Mr. Toth was appointed to the Board of Trustees of the Nuveen Funds, effective July 1, 2008.

     Independent trustees receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Trustees; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person at a Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the independent Chairman of the Board of Trustees receives $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $7,500 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset sizes, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.
     The Funds have no employees. Their officers are compensated by Nuveen Investments or its affiliates.

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INVESTMENT ADVISER
     NAM, the Funds’ investment adviser, is responsible for determining each Fund’s overall investment strategy and its implementation. NAM also is responsible for managing operations and each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, including biographies of each of the Funds’ portfolio managers and further information about the investment management agreement between the Fund and NAM, see “Management of the Fund” in the Proxy Statement/Prospectus.
     NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $119 billion of assets under management as of September 30, 2008,.
     On November 13, 2007, Nuveen Investments was acquired by an investor group led by Madison Dearborn Partners, LLC, a private equity firm based in Chicago, Illinois (previously defined as the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch & Co. (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. NAM has adopted policies and procedures that address arrangements involving NAM and Bank of America Corporation and its affiliates that may give rise to certain conflicts of interest.
     The Funds are dependent upon services and resources provided by the adviser, NAM, and therefore the investment adviser’s parent Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to the overall financial position and business operations of Nuveen Investments would not adversely affect NAM’s credit research and portfolio management operations and would not otherwise adversely affect NAM’s ability to fulfill its obligations to the Fund under the Fund’s investment management agreement. There was no change in the portfolio management of the Fund or in the Fund’s investment objective or policies as a result of these transactions.
PORTFOLIO MANAGERS
     Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.
     Portfolio Management Team. Paul Brennan, CFA, CPA is the Acquiring Fund’s portfolio manager at NAM and has primary responsibility for providing daily oversight for, and execution of, the Acquiring Fund’s investment activities.
     In addition to managing the Fund, Mr. Brennan is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of October 31, 2008 unless otherwise indicated:

36

	Number of
Type of Account Managed	Accounts	Assets*
Registered Investment Company	15	$11.34 billion
Other Pooled Investment Vehicles	0	$0
Other Accounts	1	$0.86 million

*	None of the assets in these accounts are subject to an advisory fee based on performance.
     Daniel J. Close, CFA is the Acquired Fund’s portfolio manager at NAM and has primary responsibility for providing daily oversight for, and execution of, the Acquired Fund’s investment activities.
     In addition to managing the Fund, Mr. Close is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of October 31, 2008 unless otherwise indicated:

	Number of
Type of Account Managed	Accounts	Assets*
Registered Investment Company	26	$5.81 billion
Other Pooled Investment Vehicles	0	$0
Other Accounts	3	$0.17 million

*	None of the assets in these accounts are subject to an advisory fee based on performance.
     Compensation. Each Fund’s portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing the portfolio manager’s performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2008, the S&P/Investortools Municipal Bond index was comprised of 52,959 securities with an aggregate current market value of $1,009 billion.
     Base salary. Each Fund’s portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager’s base salary.
     Cash bonus. Each Fund’s portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment

37

performance to stockholders and their representatives, and his contribution to the NAM’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.
     Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, by a group of investors lead by Madison Dearborn Partners LLC in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.
     Conflicts of Interest. Each portfolio manager’s simultaneous management of the Funds and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of each Fund and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.
     Beneficial Ownership of Securities. As of the date of this Statement of Additional Information, neither Mr. Brennan nor Mr. Close does not beneficially own any stock issued by the Funds.
     Unless earlier terminated as described below, each Fund’s management agreement with NAM will remain in effect until August 1,2009. Each Fund’s management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of each Fund and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreements may be terminated at any time, without penalty, by either the Funds or NAM upon 60 days’ written notice, and are automatically terminated in the event of its assignment as defined in the 1940 Act.
     The total dollar amounts paid to the NAM by each Fund under each Fund’s management agreement for the last three fiscal years are as follows:

Acquiring Fund	10/31/2008	10/31/2007	10/31/2006
Gross Advisory Fees	$2,527,989.00	$2,586,861.00	$2,593,376.00
Waiver	$1,000,082.00	$1,335,598.00	$1,328,639.00

Net Advisory Fees	$1,527,907.00	$1,251,263.00	$1,264,737.00

Acquired Fund	4/30/2008	4/30/2007*	6/30/2006	6/30/2005
Gross Advisory Fees	$534,685.00	$451,598.00	$543,254.00	$547,057.00
Waiver	$241,661.00	$227,529.00	$271,873.00	$267,193.00

Net Advisory Fees	$293,024.00	$224,069.00	$271,381.00	$279,864.00

*	For the ten months ended 4/30/2007
     The Funds, NAM, Nuveen and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Funds, NAM and Nuveen can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.
     Each Fund invests its assets generally in municipal securities. On rare occasions the Funds may acquire, directly or through a special purpose vehicle, equity securities of certain issuers whose securities the Funds already own when such securities have deteriorated or are expected shortly to deteriorate

38

significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, NAM may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board of Trustees on its control activities on a quarterly basis.
     In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board of Trustees or its representative. A member of NAM’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the Securities and Exchange Commission on Form N-PX, provided to the Funds’ Board of Trustees and made available to shareholders as required by applicable rules.
     In the event of a conflict of interest that might arise when voting proxies for the Funds, NAM will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of NAM’s legal and compliance departments, in consultation with the Board of Trustees, will examine the conflict of interest and seek to resolve such conflict in the best interest of each Fund. If a member of NAM’s legal or compliance department or the Board of Trustees has a personal conflict of interest, that member will refrain from participating in the consultation.
     Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the supervision of the Board of Trustees, NAM is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with NAM’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.
     Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of NAM except in compliance with the 1940 Act.
     It is NAM’s policy to seek the best execution under the circumstances of each trade. NAM will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not

39

possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses.
     While NAM will be primarily responsible for the placement of the business of the Funds, NAM’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Funds.
     NAM may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where NAM reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM’s management outweigh any disadvantage that may arise from NAM’s larger management activities and its need to allocate securities.
     The National Fund did not pay brokerage commissions for the fiscal years ended October 31, 2006, October 31, 2007, and October 31, 2008. The Florida Fund did not pay brokerage commissions for the fiscal periods ended June 30, 2006, April 30, 2007, and April 30, 2008.
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND
     The National Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

40

     The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the National Fund and will not reduce the stated consideration to be paid to tendering shareholders.
     Subject to its investment limitations, the National Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.
     Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE Alternext or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE Alternext or elsewhere, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the National Fund may in the future modify these conditions in light of experience.
     Conversion to an open-end company would require the approval of the holders of at least two-thirds of the National Fund’s common shares and MuniPreferred shares outstanding at the time, voting together as a single class, unless such conversion has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the National Fund’s Declaration of Trust or By-laws, in which case a lower voting requirement applies. See the Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE Alternext or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an

41

open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.
     The repurchase by the National Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.
     In addition, a purchase by the Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.
     Before deciding whether to take any action if the National Fund’s common shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.
FEDERAL INCOME TAX MATTERS
     The following discussion of U.S. federal income tax matters is based on the advice of Vedder Price P.C., special counsel to the Funds.
     The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of a Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in a Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax (except as discussed below), or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN A FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.
     Each Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.
     To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than

42

\

25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.
     If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.
     Each Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on state and local bonds that pay interest exempt from federal income tax and are so designated by the Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.
     As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.
     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

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     A Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.
     If a Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
     A portion of each Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount. Income distributions by a Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.
     Distributions to shareholders of net investment income received by a Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to a Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant.
     Distributions, if any, in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). For taxable years beginning before January 1, 2011, “qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purpose at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual federal income tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.
     Distributions are treated the same for federal income tax purposes whether reinvested in additional shares of a fund or paid in cash.
     The IRS indicates that each Fund is required to designate distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, each Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Net capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.
     Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares.
     If a Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund's ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent a Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Fund's qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, a Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. Each Fund endeavors to avoid restrictions on its ability to distribute dividends.
     The Code provides that interest on indebtedness incurred or continued to purchase or carry a Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the

44

IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.
     The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Funds may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”
     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.
     Certain of each Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require each Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.
     The redemption, sale or exchange of shares of a Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Absent further legislation, the 15% maximum rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2010. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares . Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

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     Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. The Funds do not intend to invest in private activity bonds subject to the federal alternative minimum tax. To the extent that a Fund received income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Each Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by a Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.
     Tax-exempt income, including exempt-interest dividends paid by a Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.
     Each Fund may be required to withhold U.S. federal income tax from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.
     The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from a Fund.
EXPERTS
     The financial statements of the Acquiring Fund and the Acquired Fund as of October 31, 2008 and as of April 30, 2008, respectively, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, appearing elsewhere herein, and are included in reliance upon on such reports given upon the authority of such firm as experts in accounting and auditing. Incorporated herein by reference are (i) the audited financial statements of the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended October 31, 2008, (ii) the audited financial statements of the Acquired Fund contained in the Fund’s Annual Report for the fiscal year ended April 30, 2007 and (iii) the unaudited financial statements of the Acquired Fund contained in the Fund’s Semi-Annual Report for the period ended October 31, 2008. No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.
CUSTODIAN AND TRANSFER AGENT
     The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

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ADDITIONAL INFORMATION
     A Registration Statement on Form N-14, including amendments thereto, relating to the shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the Securities and Exchange Commission, Washington, D.C. The Proxy Statement/Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Proxy Statement/Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

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PRO FORMA FINANCIAL STATEMENTS

Pro Forma Financial Statements for the Reorganization of Nuveen Insured Florida Tax-Free Advantage
Municipal Fund (NWF) into Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)
Pro Forma Portfolio of Investments (Unaudited)
October 31, 2008

Principal Amount (000)						Value
National Fund	Florida Fund	Combined Fund		Optional Call		National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	(Pro Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

			Alabama — 7.8% (4.9% of Total Investments)
$1,000	$—	$1,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	Aa1	$826,500	$—		$826,500
5,655	—	5,655	Colbert County-Northwest Health Care Authority, Alabama, Revenue Bonds, Helen Keller Hospital, Series 2003, 5.750%, 6/01/27	6/13 at 101.00	Baa3	4,670,973	—		4,670,973
3,100	—	3,100	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 1998A, 5.400%, 6/01/22 (Pre-refunded 5/14/12) — MBIA Insured	5/12 at 102.00	AA (4)	3,343,815	—		3,343,815
6,280	—	6,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/32 (Pre-refunded 8/01/12) — FGIC Insured	8/12 at 100.00	AAA	6,707,794	—		6,707,794
1,750	—	1,750	Montgomery, Alabama, General Obligation Warrants, Series 2003, 5.000%, 5/01/21 — AMBAC Insured	5/12 at 101.00	AA	1,750,000	—		1,750,000
4,500	—	4,500	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 — AMBAC Insured	7/13 at 100.00	Aa3	4,412,565	—		4,412,565

22,285	—	22,285	Total Alabama			21,711,647	—		21,711,647

			Arizona — 4.6% (2.9% of Total Investments)
10,000	—	10,000	Maricopa County Pollution Control Corporation, Arizona, Revenue Bonds, Arizona Public Service Company — Palo Verde Project, Series 2002A, 5.050%, 5/01/29 — AMBAC Insured	11/12 at 100.00	AA	8,305,200	—		8,305,200
6,545	—	6,545	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/37 — FGIC Insured	No Opt. Call	AA	4,372,060	—		4,372,060

16,545	—	16,545	Total Arizona			12,677,260	—		12,677,260

			California — 20.5% (12.9% of Total Investments)
250	—	250	California State, General Obligation Bonds, Series 2002, 5.250%, 4/01/30 — SYNCORA GTY Insured	4/12 at 100.00	A1	236,765	—		236,765
5	—	5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 — AMBAC Insured	4/14 at 100.00	AA	4,625	—		4,625
7,495	—	7,495	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) — AMBAC Insured	4/14 at 100.00	AAA	8,120,158	—		8,120,158
26,300	—	26,300	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 — AMBAC Insured	12/12 at 100.00	AA	23,721,021	—		23,721,021
2,910	—	2,910	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Housing Set-Aside, Series 2002D, 5.000%, 8/01/26 — MBIA Insured	8/12 at 102.00	AA	2,730,511	—		2,730,511
250	—	250	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BBB	147,625	—		147,625
—	1,685	1,685	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	—	685,795		685,795
2,000	—	2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, Trust 2448, 0.891%, 6/01/35 — FGIC Insured (IF)	6/15 at 100.00	A	88,840	—		88,840
2,500	—	2,500	Irvine Public Facilities and Infrastructure Authority, California, Assessment Revenue Bonds, Series 2003C, 5.000%, 9/02/23 — AMBAC Insured	9/13 at 100.00	AA	2,297,950	—		2,297,950
4,000	—	4,000	Montara Sanitation District, California, General Obligation Bonds, Series 2003, 5.000%, 8/01/28 — FGIC Insured	8/11 at 101.00	A+	3,683,640	—		3,683,640
			Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A:
1,130	—	1,130	5.250%, 6/01/19 — AMBAC Insured	6/13 at 101.00	AA	1,127,311	—		1,127,311
1,255	—	1,255	5.250%, 6/01/21 — AMBAC Insured	6/13 at 101.00	AA	1,219,283	—		1,219,283
1,210	—	1,210	Redding Joint Powers Financing Authority, California, Lease Revenue Bonds, Capital Improvement Projects, Series 2003A, 5.000%, 3/01/23 — AMBAC Insured	3/13 at 100.00	AA	1,167,892	—		1,167,892
3,750	—	3,750	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R, 5.000%, 8/15/28 — MBIA Insured	8/13 at 100.00	AA	3,423,975	—		3,423,975
1,500	—	1,500	San Diego Community College District, California, General Obligation Bonds, Series 2003A, 5.000%, 5/01/28 — FSA Insured	5/13 at 100.00	AAA	1,447,470	—		1,447,470
1,055	—	1,055	Turlock Irrigation District, California, Certificates of Participation, Series 2003A, 5.000%, 1/01/28 — MBIA Insured	1/13 at 100.00	AA	994,105	—		994,105
6,300	—	6,300	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000%, 5/15/33 — AMBAC Insured (UB)	5/13 at 100.00	Aa1	5,713,407	—		5,713,407

48

Principal Amount (000)						Value
National Fund	Florida Fund	Combined Fund		Optional Call		National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	(Pro Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

61,910	1,685	63,595	Total California			56,124,578	685,795		56,810,373

			Colorado — 6.2% (3.9% of Total Investments)
			Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003:
4,300	—	4,300	5.500%, 12/01/23 — FSA Insured	12/13 at 100.00	AAA	4,356,760	—		4,356,760
3,750	—	3,750	5.500%, 12/01/28 — FSA Insured	12/13 at 100.00	AAA	3,751,463	—		3,751,463
1,450	—	1,450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2004, 5.250%, 8/15/24 — SYNCORA GTY Insured	8/14 at 100.00	A	1,382,532	—		1,382,532
8,250	—	8,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 6.761%, 10/01/41 — FSA Insured (IF)	4/18 at 100.00	AAA	6,593,400	—		6,593,400
3,000	—	3,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 — MBIA Insured	No Opt. Call	AA	655,350	—		655,350
2,900	—	2,900	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 — MBIA Insured	No Opt. Call	AA	471,134	—		471,134

23,650	—	23,650	Total Colorado			17,210,639	—		17,210,639

			District of Columbia — 0.2% (0.1% of Total Investments)
665	—	665	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606, 1.947%, 10/01/30 — AMBAC Insured (IF)	10/16 at 100.00	AA	312,623	—		312,623

			Florida — 28.2% (17.8% of Total Investments)
			Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/25 — AMBAC Insured
—	1,000	1,000	Clay County, Florida, Utility System Revenue Bonds, Series 2007:	9/15 at 100.00	Aa3	—	915,680		915,680
—	1,500	1,500	5.000%, 11/01/27 — SYNCORA GTY Insured	11/17 at 100.00	AAA	—	1,419,030		1,419,030
—	3,000	3,000	5.000%, 11/01/32 — SYNCORA GTY Insured	11/17 at 100.00	AAA	—	2,707,980		2,707,980
—	400	400	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 — MBIA Insured	10/14 at 100.00	AA	—	387,316		387,316
—	1,000	1,000	Escambia County, Florida, Sales Tax Revenue Refunding Bonds, Series 2002, 5.250%, 10/01/17 — AMBAC Insured	10/12 at 101.00	AA	—	1,028,580		1,028,580
—	2,000	2,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002A, 5.125%, 10/01/32 — FSA Insured (5)	10/12 at 100.00	AAA	—	1,853,460		1,853,460
—	2,105	2,105	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 — FSA Insured (5)	10/13 at 100.00	AAA	—	2,148,089		2,148,089
—	1,525	1,525	Fernandina Beach, Florida, Utility Acquisition and Improvement Revenue Bonds, Series 2003, 5.000%, 9/01/23 — FGIC Insured	9/13 at 100.00	AA	—	1,396,092		1,396,092
—	500	500	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 — MBIA Insured	10/15 at 100.00	AA	—	441,115		441,115
—	480	480	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AAA	—	510,610		510,610
2,500	—	2,500	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2008, Trust 2929, 0.054%, 6/01/38 — AGC Insured (IF)	6/18 at 101.00	AAA	1,530,900	—		1,530,900
—	2,240	2,240	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/14 — AMBAC Insured	No Opt. Call	AA	—	2,350,298		2,350,298
			Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
—	1,000	1,000	5.250%, 6/01/26	6/16 at 100.00	BBB+	—	795,360		795,360
—	350	350	5.500%, 6/01/38 — FSA Insured	6/18 at 100.00	AAA	—	307,143		307,143
			Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D:
—	180	180	5.000%, 11/15/35 (Pre-refunded 11/15/15) — MBIA Insured	11/15 at 100.00	A1 (4)	—	192,861		192,861
—	1,300	1,300	5.000%, 11/15/35 — MBIA Insured	11/15 at 100.00	AA	—	1,111,708		1,111,708
—	3,500	3,500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R (4)	—	3,826,791		3,826,791
—	1,500	1,500	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 — MBIA Insured	7/13 at 100.00	AA	—	1,400,940		1,400,940
—	2,270	2,270	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding and Improvement Bonds, Series 2002, 5.375%, 10/01/18 — FGIC Insured	10/12 at 100.00	AA+	—	2,283,325		2,283,325
—	2,265	2,265	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B, 5.000%, 10/01/20 — AMBAC Insured	10/12 at 100.00	AA	—	2,207,378		2,207,378
—	1,730	1,730	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/22 — AMBAC Insured	10/14 at 100.00	AA	—	1,685,920		1,685,920
—	500	500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 — MBIA Insured	4/17 at 100.00	AA	—	416,565		416,565

49

Principal Amount (000)						Value
National Fund	Florida Fund	Combined Fund		Optional Call		National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	(Pro Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

—	100	100	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 — FSA Insured	7/18 at 100.00	AAA	—	88,095		88,095
—	3,000	3,000	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/27 — MBIA Insured	10/13 at 100.00	AA	—	2,834,970		2,834,970
—	2,000	2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1999A, 5.000%, 10/01/29 — FGIC Insured	10/09 at 101.00	A+	—	1,853,120		1,853,120
—	500	500	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2008B, 5.250%, 10/01/22 — FSA Insured	No Opt. Call	AAA	—	497,535		497,535
—	1,985	1,985	North Miami, Florida, Educational Facilities Revenue Refunding Bonds, Johnson and Wales University, Series 2003A, 5.000%, 4/01/19 — SYNCORA GTY Insured	4/13 at 100.00	BBB-	—	1,853,633		1,853,633
—	500	500	North Port, Florida, Utility System Revenue Bonds, Series 2000, 5.000%, 10/01/25 (Pre-refunded 10/01/10) — FSA Insured	10/10 at 101.00	Aaa	—	528,640		528,640
—	2,000	2,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/17 — FGIC Insured	1/13 at 100.00	AA	—	2,030,940		2,030,940
—	1,500	1,500	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/32 — FGIC Insured	1/13 at 100.00	AA	—	1,355,820		1,355,820
—	3,370	3,370	Osceola County School Board, Florida, Certificates of Participation, Series 2002A, 5.125%, 6/01/20 (Pre-refunded 6/01/12) — AMBAC Insured	6/12 at 101.00	Aa3 (4)	—	3,597,273		3,597,273
—	3,335	3,335	Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds, Series 2004, 5.250%, 10/01/20 — MBIA Insured	10/14 at 100.00	AA	—	3,371,985		3,371,985
—	1,095	1,095	Palm Bay, Florida, Utility System Revenue Bonds, Series 2004, 5.250%, 10/01/20 — MBIA Insured	10/14 at 100.00	AA	—	1,107,144		1,107,144
			Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D:
—	2,670	2,670	5.000%, 8/01/28 — FSA Insured	8/12 at 100.00	AAA	—	2,452,902		2,452,902
—	1,950	1,950	5.250%, 8/01/20 (Pre-refunded 8/01/12) — FSA Insured	8/12 at 100.00	AAA	—	2,099,975		2,099,975
—	2,000	2,000	Palm Beach Gardens, Florida, Special Obligation Revenue Bonds, Series 2004, 5.000%, 5/01/20 — AMBAC Insured	2/13 at 100.00	AA	—	1,994,800		1,994,800
			Pinellas County Health Facilities Authority, Florida, Revenue Bonds, Baycare Health System, Series 2003:
3,000	—	3,000	5.500%, 11/15/27 (Pre-refunded 5/15/13)	5/13 at 100.00	Aa3 (4)	3,284,010	—		3,284,010
—	2,800	2,800	5.750%, 11/15/27 (Pre-refunded 5/15/13)	5/13 at 100.00	Aa3 (4)	—	3,094,392		3,094,392
—	2,115	2,115	Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 9/01/23 — MBIA Insured	9/13 at 100.00	AA	—	2,048,124		2,048,124
—	1,000	1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 — MBIA Insured	7/17 at 100.00	AA	—	840,440		840,440
—	1,500	1,500	Port St. Lucie, Florida, Stormwater Utility System Revenue Refunding Bonds, Series 2002, 5.000%, 5/01/23 — MBIA Insured	5/12 at 100.00	AA	—	1,424,295		1,424,295
—	500	500	School Board of Duval County, Florida, Certificates of Participation, Master Lease Program, Series 2008, 5.000%, 7/01/33 — FSA Insured	7/17 at 100.00	Aaa	—	438,925		438,925
—	1,500	1,500	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida, Series 2003, 5.200%, 11/15/28 (Pre-refunded 2/01/13)	2/13 at 100.00	Aaa	—	1,615,470		1,615,470
—	1,730	1,730	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/24 — AMBAC Insured	10/14 at 100.00	AA	—	1,616,322		1,616,322
—	4,000	4,000	St. Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 — FSA Insured	7/14 at 100.00	AAA	—	3,771,440		3,771,440
—	1,000	1,000	Vista Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A2, 5.000%, 5/01/34 — RAAI Insured	5/17 at 100.00	A3	—	760,830		760,830
			Volusia County Educational Facilities Authority, Florida, Revenue Refunding Bonds, Embry-Riddle Aeronautical University, Series 2003:
—	1,000	1,000	5.200%, 10/15/26 — RAAI Insured	10/13 at 100.00	A3	—	834,580		834,580
—	1,250	1,250	5.200%, 10/15/33 — RAAI Insured	10/13 at 100.00	A3	—	982,588		982,588
—	1,500	1,500	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Series 2005, 5.000%, 10/15/35 — RAAI Insured	10/15 at 100.00	A3	—	1,122,510		1,122,510

5,500	76,245	81,745	Total Florida			4,814,910	73,602,989		78,417,899

			Georgia — 1.9% (1.2% of Total Investments)
1,410	—	1,410	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 — FSA Insured	10/16 at 100.00	AAA	1,317,123	—		1,317,123
3,825	—	3,825	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Second Indenture Series 2002, 5.000%, 7/01/32 (Pre-refunded 1/01/13) — MBIA Insured	1/13 at 100.00	AA+ (4)	4,096,805	—		4,096,805

5,235	—	5,235	Total Georgia			5,413,928	—		5,413,928

			Illinois — 3.0% (1.9% of Total Investments)
			Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
3,285	—	3,285	5.125%, 12/01/20 — FSA Insured	12/14 at 100.00	Aaa	3,327,114	—		3,327,114

50

Principal Amount (000)						Value
National Fund	Florida Fund	Combined Fund		Optional Call		National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	(Pro Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

2,940	—	2,940	5.125%, 12/01/23 — FSA Insured	12/14 at 100.00	Aaa	2,945,204	—		2,945,204
2,500	—	2,500	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2003, 5.250%, 7/01/23	7/13 at 100.00	A-	2,159,275	—		2,159,275

8,725	—	8,725	Total Illinois			8,431,593	—		8,431,593

			Indiana — 9.1% (5.7% of Total Investments)
2,500	—	2,500	Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/23 — AMBAC Insured	7/13 at 100.00	AA	2,372,675	—		2,372,675
2,190	—	2,190	Indiana Bond Bank, Advance Purchase Funding Bonds, Common School Fund, Series 2003B, 5.000%, 8/01/19 — MBIA Insured	8/13 at 100.00	AA	2,110,262	—		2,110,262
1,860	—	1,860	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 — MBIA Insured	1/17 at 100.00	AA	1,519,601	—		1,519,601
1,000	—	1,000	Indiana University, Student Fee Revenue Bonds, Series 2003O, 5.000%, 8/01/22 — FGIC Insured	8/13 at 100.00	Aa1	995,010	—		995,010
			IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2003:
11,020	—	11,020	5.000%, 7/15/19 (Pre-refunded 7/15/13) — MBIA Insured	7/13 at 100.00	AA (4)	11,830,740	—		11,830,740
6,000	—	6,000	5.000%, 7/15/20 (Pre-refunded 7/15/13) — MBIA Insured	7/13 at 100.00	AA (4)	6,441,420	—		6,441,420

24,570	—	24,570	Total Indiana			25,269,708	—		25,269,708

			Kansas — 1.8% (1.1% of Total Investments)
5,000	—	5,000	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/22 — AMBAC Insured	4/13 at 102.00	AA	4,975,000	—		4,975,000

			Kentucky — 0.5% (0.2% of Total Investments)
985	—	985	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 77, Series 2003, 5.000%, 8/01/23 (Pre-refunded 8/01/13) — MBIA Insured	8/13 at 100.00	AA (4)	1,061,072	—		1,061,072

			Louisiana — 1.9% (1.2% of Total Investments)
5,785	—	5,785	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2002, 5.300%, 12/01/27 — FGIC Insured	12/12 at 100.00	Baa3	5,267,011	—		5,267,011

			Massachusetts — 0.5% (0.2% of Total Investments)
1,125	—	1,125	Massachusetts Development Finance Authority, Revenue Bonds, Middlesex School, Series 2003, 5.125%, 9/01/23	9/13 at 100.00	A1	1,086,930	—		1,086,930

			Michigan — 10.3% (6.5% of Total Investments)
6,130	—	6,130	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/23 (Pre-refunded 7/01/13) — MBIA Insured	7/13 at 100.00	AA (4)	6,597,658	—		6,597,658
4,465	—	4,465	Detroit, Michigan, Senior Lien Water Supply System Revenue Refunding Bonds, Series 2003C, 5.000%, 7/01/22 — MBIA Insured	7/13 at 100.00	AA	4,198,975	—		4,198,975
1,000	—	1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	856,950	—		856,950
10,800	—	10,800	Michigan Strategic Fund, Limited Obligation Resource Recovery Revenue Refunding Bonds, Detroit Edison Company, Series 2002D, 5.250%, 12/15/32 — SYNCORA GTY Insured	12/12 at 100.00	Baa1	8,827,920	—		8,827,920
2,250	—	2,250	Romulus Community Schools, Wayne County, Michigan, General Obligation Refunding Bonds, Series 2001, 5.250%, 5/01/25	5/11 at 100.00	AA-	2,230,403	—		2,230,403
6,500	—	6,500	Wayne County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 — MBIA Insured	12/11 at 101.00	AA	6,016,660	—		6,016,660

31,145	—	31,145	Total Michigan			28,728,566	—		28,728,566

			Missouri — 1.1% (0.7% of Total Investments)
240	—	240	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 — FSA Insured	3/14 at 100.00	AAA	241,090	—		241,090
215	—	215	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/23 — FSA Insured	3/14 at 100.00	AAA	216,473	—		216,473
			Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004:
1,110	—	1,110	5.250%, 3/01/23 (Pre-refunded 3/01/14) — FSA Insured	3/14 at 100.00	AAA	1,204,716	—		1,204,716
1,260	—	1,260	5.250%, 3/01/24 (Pre-refunded 3/01/14) — FSA Insured	3/14 at 100.00	AAA	1,367,516	—		1,367,516

2,825	—	2,825	Total Missouri			3,029,795	—		3,029,795

			Nebraska — 1.7% (1.1% of Total Investments)
5,000	—	5,000	Lincoln, Nebraska, Sanitary Sewerage System Revenue Refunding Bonds, Series 2003, 5.000%, 6/15/28 — MBIA Insured	6/13 at 100.00	AA+	4,753,700	—		4,753,700

			New Mexico — 0.7% (0.5% of Total Investments)
1,975		1,975	New Mexico State University, Revenue Bonds, Series 2004, 5.000%, 4/01/19 — AMBAC Insured	4/14 at 100.00	AA	2,003,914	—		2,003,914

			New York — 9.1% (5.7% of Total Investments)
20	—	20	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Driver Trust 1649, 2006, 4.745%, 2/15/47 — MBIA Insured (IF)	2/17 at 100.00	AA	8,238	—		8,238

51

Principal Amount (000)						Value
National Fund	Florida Fund	Combined Fund		Optional Call		National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	(Pro Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

1,960	—	1,960	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 — MBIA Insured (UB)	2/17 at 100.00	AA	1,394,873	—		1,394,873
25,000	—	25,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002F, 5.000%, 11/15/31 — MBIA Insured	11/12 at 100.00	AA	21,956,499	—		21,956,499
1,850	—	1,850	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/25 — FSA Insured (UB)	3/15 at 100.00	AAA	1,817,459	—		1,817,459

28,830	—	28,830	Total New York			25,177,069	—		25,177,069

			North Carolina — 2.3% (1.5% of Total Investments)
8,700	—	8,700	North Carolina Medical Care Commission, Revenue Bonds, Maria Parham Medical Center, Series 2003, 5.375%, 10/01/33 — RAAI Insured	10/13 at 100.00	BBB+	6,434,172	—		6,434,172

			Ohio — 0.9% (0.5% of Total Investments)
			Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
70	—	70	5.125%, 6/01/24	6/17 at 100.00	BBB	54,866	—		54,866
710	—	710	5.875%, 6/01/30	6/17 at 100.00	BBB	497,717	—		497,717
685	—	685	5.750%, 6/01/34	6/17 at 100.00	BBB	456,210	—		456,210
1,570	—	1,570	5.875%, 6/01/47	6/17 at 100.00	BBB	982,208	—		982,208

3,035	—	3,035	Total Ohio			1,991,001	—		1,991,001

			Oklahoma — 0.4% (0.2% of Total Investments)
1,000	—	1,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 — AMBAC Insured	7/15 at 100.00	AA	967,230	—		967,230

			Oregon — 2.5% (1.6% of Total Investments)
8,350	—	8,350	Oregon Health Sciences University, Revenue Bonds, Series 2002A, 5.000%, 7/01/32 — MBIA Insured	1/13 at 100.00	AA	7,045,814	—		7,045,814

			Pennsylvania — 7.1% (4.5% of Total Investments)
3,000	—	3,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AAA	3,282,540	—		3,282,540
2,000	—	2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 — FSA Insured (UB)	8/13 at 100.00	AAA	1,736,980	—		1,736,980
925	—	925	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 — AMBAC Insured (ETM)	12/08 at 101.00	AAA	945,239	—		945,239
13,000	—	13,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) — FSA Insured	6/13 at 100.00	AAA	13,872,689	—		13,872,689

18,925	—	18,925	Total Pennsylvania			19,837,448	—		19,837,448

			Puerto Rico — 0.7% (0.5% of Total Investments)
—	1,000	1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) — FSA Insured	7/12 at 101.00	AAA	—	1,089,660		1,089,660
10,000	—	10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/43 — MBIA Insured	No Opt. Call	AA	944,200	—		944,200

10,000	1,000	11,000	Total Puerto Rico			944,200	1,089,660		2,033,860

			South Carolina — 4.7% (2.9% of Total Investments)
5,000	—	5,000	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Series 2004A, 5.250%, 11/01/23 — FSA Insured	11/14 at 100.00	AAA	4,943,800	—		4,943,800
			Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2008, Trust 3219:
750	—	750	13.014%, 12/01/22 (IF)	12/13 at 100.00	AA	618,360	—		618,360
585	—	585	10.468%, 12/01/23 (IF)	12/13 at 100.00	AA	497,812	—		497,812
8,000	—	8,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2002A, 5.000%, 10/01/33 — AMBAC Insured	10/12 at 100.00	Aa3	6,925,600	—		6,925,600

14,335	—	14,335	Total South Carolina			12,985,572	—		12,985,572

			Texas — 11.2% (7.1% of Total Investments)
7,975	—	7,975	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, Series 2000, 5.000%, 8/15/25	8/10 at 100.00	AAA	7,920,690	—		7,920,690
			Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2003:
12,500	—	12,500	5.125%, 2/15/31 (Pre-refunded 2/15/13) — FSA Insured	2/13 at 100.00	AAA	13,466,999	—		13,466,999
—	1,660	1,660	5.375%, 2/15/26 (Pre-refunded 2/15/13) — FSA Insured	2/13 at 100.00	AAA	—	1,804,935		1,804,935
2,000	—	2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/25 — MBIA Insured	5/14 at 100.00	AA	1,946,100	—		1,946,100
5,515	—	5,515	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.250%, 3/01/20 — MBIA Insured	3/12 at 100.00	AA	5,551,399	—		5,551,399
465	—	465	Katy Independent School District, Harris, Fort Bend and Waller Counties, Texas, General Obligation Bonds, Series 2002A, 5.125%, 2/15/18	2/12 at 100.00	AAA	475,086	—		475,086

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Principal Amount (000)						Value
National Fund	Florida Fund	Combined Fund		Optional Call		National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	(Pro Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

28,455	1,660	30,115	Total Texas			29,360,274	1,804,935		31,165,209

			Virginia — 0.5% (0.3% of Total Investments)
1,500	—	1,500	Hampton, Virginia, Revenue Bonds, Convention Center Project, Series 2002, 5.125%, 1/15/28 — AMBAC Insured	1/13 at 100.00	AA	1,437,105	—		1,437,105

			Washington — 10.5% (6.6% of Total Investments)
4,945	—	4,945	Broadway Office Properties, King County, Washington, Lease Revenue Bonds, Washington Project, Series 2002, 5.000%, 12/01/31 — MBIA Insured	12/12 at 100.00	AAA	4,544,999	—		4,544,999
5,250	—	5,250	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002C, 5.125%, 7/01/33 — AMBAC Insured	7/12 at 100.00	AA	4,858,928	—		4,858,928
7,500	—	7,500	King County, Washington, Sewer Revenue Bonds, Series 2006-2, 6.563%, 1/01/31 — FSA Insured (IF)	1/17 at 100.00	AAA	6,151,875	—		6,151,875
2,135	—	2,135	Kitsap County Consolidated Housing Authority, Washington, Revenue Bonds, Bremerton Government Center, Series 2003, 5.000%, 7/01/23 — MBIA Insured	7/13 at 100.00	A1	1,991,635	—		1,991,635
1,935	—	1,935	Pierce County School District 343, Dieringer, Washington, General Obligation Refunding Bonds, Series 2003, 5.250%, 12/01/17 — FGIC Insured	6/13 at 100.00	Aa1	1,992,818	—		1,992,818
9,670	—	9,670	Washington State, General Obligation Bonds, Series 2003D, 5.000%, 12/01/21 — MBIA Insured	6/13 at 100.00	AA+	9,709,647	—		9,709,647

31,435	—	31,435	Total Washington			29,249,902	—		29,249,902

			West Virginia — 1.0% (0.7% of Total Investments)
3,000	—	3,000	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/21 — AMBAC Insured	No Opt. Call	AA	2,910,000	—		2,910,000

			Wisconsin — 5.8% (3.7% of Total Investments)
1,190	—	1,190	Sun Prairie Area School District, Dane County, Wisconsin, General Obligation Bonds, Series 2004C, 5.250%, 3/01/24 — FSA Insured	3/14 at 100.00	Aaa	1,277,108	—		1,277,108
4,605	—	4,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Healthcare Ministry, Series 2003A, 5.875%, 9/01/33 (Pre-refunded 9/01/13)	9/13 at 100.00	BBB+ (4)	5,120,069	—		5,120,069
3,000	—	3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 — FGIC Insured	No Opt. Call	A1	3,044,310	—		3,044,310
3,600	—	3,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	A-	2,217,024	—		2,217,024
4,750	—	4,750	Wisconsin Health and Educational Facilities Authority, Revenue Refunding Bonds, Wausau Hospital Inc., Series 1998A, 5.125%, 8/15/20 — AMBAC Insured	2/09 at 102.00	AA	4,557,957	—		4,557,957

17,145	—	17,145	Total Wisconsin			16,216,468	—		16,216,468

$397,635	$80,590	$478,225	Total Long-Term Investments (cost $384,085,763, $81,468,541 and $465,554,304, respectively) — 156.5%			357,429,129	77,183,379		434,612,508

			Short-Term Investments — 2.2% (1.4% of Total Investments)
2,000	—	2,000	Florida Board of Education, Lottery Revenue Bonds, Series 2001B, Trust 570, Variable Rate Demand Obligations, 3.000%, 7/01/14 — FGIC Insured (6)		A-1	2,000,000	—		2,000,000
2,000	—	2,000	Maryland Health and Higher Educational Facilities Authority, Goucher College, Series 2007, Variable Rate Demand Obligations, 1.450%, 7/01/37 (6)		A-1+	2,000,000	—		2,000,000
2,000	—	2,000	Port of Tacoma, Washington, General Obligation Bonds, Tender Option Bond, Trust 2006-86, Variable Rate Demand Obligations, 3.320%, 6/01/25 — MBIA Insured (6)		Aa3	2,000,000	—		2,000,000

$6,000	$—	$6,000	Total Short-Term Investments (cost $6,000,000, $0 and $6,000,000, respectively)			6,000,000	—		6,000,000

			Total Investments (cost $390,085,763, $81,468,541 and $471,554,304, respectively) — 158.7%			363,429,129	77,183,379		440,612,508

			Floating Rate Obligations — (3.5)%			(9,600,000)	—		(9,600,000)

			Other Assets Less Liabilities — 3.1%			8,046,283	691,380	(260,000) (8)	8,477,663

			Preferred Shares, at Liquidation Value — (58.3)% (7)			(132,800,000)	(29,000,000)		(161,800,000)

			Net Assets Applicable to Common Shares — 100.0%			$229,075,412	$48,874,759	$(260,000)	$277,690,171

At least 80% of the Combined Fund’s net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 2 — Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares of the Combined Fund (Pro Forma) unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

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The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Portion of investment has been pledged to collateralize the net payment obligations under futures contracts entered into by the Florida Fund during the period.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Preferred Shares, at Liquidation Value as a percentage of Total Investments of the Combined Fund (Pro Forma) is 36.8%.

(8)	Non-recurring cost associated with the proposed Reorganization (estimated to be $260,000) which will be borne by the shareholders of the National Fund and the Florida Fund ($55,000 and $205,000, respectively).

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

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Pro Forma Statement of Assets and Liabilities (Unaudited)
October 31, 2008

	National Fund	Florida Fund	Pro Forma		Combined Fund
	(Actual)	(Actual)	(Adjustments)		(As Adjusted)

Assets
Investments, at value (cost $390,085,763, $81,468,541 and $471,554,304, respectively)	$363,429,129	$77,183,379			$440,612,508
Cash	2,896,158	—			2,896,158
Receivables from dividends and interest	6,445,289	1,007,663			7,452,952
Other assets	27,274	2,482			29,756

Total assets	372,797,850	78,193,524			450,991,374

Liabilities
Floating rate obligations	9,600,000	—			9,600,000
Cash overdraft	—	68,052			68,052
Payables:
Common share dividends	1,058,838	197,205			1,256,043
Preferred share dividends	27,732	4,749			32,481
Accrued expenses:
Management fees	120,660	26,678			147,338
Other	115,208	22,081			137,289
Reorganization costs	—	—	260,000	(a)	260,000

Total liabilities	10,922,438	318,765	260,000		11,501,203

Preferred shares, at liquidation value	132,800,000	29,000,000			161,800,000

Net assets applicable to common shares	$229,075,412	$48,874,759	$(260,000)		$277,690,171

Common shares outstanding	18,525,697	3,882,373	54,574	(b)	22,462,644

Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$12.37	$12.59			$12.36

Net assets applicable to common shares consist of:

Common shares, $.01 par value per share	$185,257	$38,824	$546	(b)	$224,627
Paid-in surplus	261,630,932	54,746,905	(260,546	)(a)(b)	316,117,291
Undistributed (Over-distribution of) net investment income	(1,056,455)	(167,111)			(1,223,566)
Accumulated net realized gain (loss) from investments and derivative transactions	(5,027,688)	(1,458,697)			(6,486,385)
Net unrealized appreciation (depreciation) of investments and dervative transactions	(26,656,634)	(4,285,162)			(30,941,796)

Net assets applicable to common shares	$229,075,412	$48,874,759	$(260,000)		$277,690,171

Authorized shares:
Common	Unlimited	Unlimited			Unlimited
Preferred	Unlimited	Unlimited			Unlimited

(a)	Non-recurring cost associated with the proposed Reorganization (estimated to be $260,000) which will be borne by the shareholders of the National Fund and the Florida Fund ($55,000 and $205,000, respectively).

(b)	The pro forma statements presume the issuance by the National Fund of approximately 3,936,947 common shares in exchange for the assets and liabilities of the Florida Fund after the reduction for the costs associated with the proposed reorganization.
See accompanying notes to financial statements.

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Pro Forma Statement of Operations (Unaudited)
Year Ended October 31, 2008

	National Fund	Florida Fund	Pro Forma		Combined Fund
	(Actual)	(Actual)	(Adjustments)		(As Adjusted)

Investment Income	$19,814,712	$3,929,266			$23,743,978

Expenses
Management fees	2,527,989	530,581	(21,660	)(a)	3,036,910
Auction fees	355,258	72,600			427,858
Dividend disbursing agent fees	20,009	10,000	(10,000)	(b)	20,009
Shareholders’ servicing agent fees and expenses	3,839	752			4,591
Interest expense	166,661	—			166,661
Custodian’s fees and expenses	66,157	21,154	(1,890)	(b)	85,421
Trustees’ fees and expenses	8,134	1,645			9,779
Professional fees	32,284	13,691	(8,650)	(b)	37,325
Shareholders’ reports — printing and mailing expenses	51,802	14,211			66,013
Stock exchange listing fees	2,447	513			2,960
Investor relations expense	50,680	8,562			59,242
Other expenses	22,103	6,757	(11,200)	(b)	17,660

Total expenses before custodian fee credit and expense reimbursement	3,307,363	680,466	(53,400)		3,934,429
Expense reimbursement	(1,000,082)	(205,471)			(1,205,553)
Custodian fee credit	(33,990)	(7,811)			(41,801)

Net expenses	2,273,291	467,184	(53,400)		2,687,075

Net investment income	17,541,421	3,462,082	53,400		21,056,903

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,751,437	(238,920)			1,512,517
Forward swaps	—	97,716			97,716
Futures	—	84,406			84,406
Change in net unrealized appreciation (depreciation) of:
Investments	(44,503,698)	(6,308,430)			(50,812,128)
Forward swaps	—	(44,143)			(44,143)

Net realized and unrealized gain (loss)	(42,752,261)	(6,409,371)			(49,161,632)

Distributions to Preferred Shareholders
From net investment income	(5,024,148)	(1,087,087)			(6,111,235)

Decrease in net assets applicable to common shares from distributions to Preferred shareholders	(5,024,148)	(1,087,087)			(6,111,235)

Net increase (decrease) in net assets applicable to common shares from operations	$(30,234,988)	$(4,034,376)	53,400		$(34,215,964)

(a)	Reflects the impact of applying the Combined Fund’s fund-level management fee schedule to the Combined Fund’s average net assets.

(b)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
See accompanying notes to the financial statements.

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1. Basis of Combination
The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization of Nuveen Insured Florida Tax-Free Advantage Municipal Fund (“Florida Fund”) into Nuveen Insured Tax-Free Advantage Municipal Fund (“National Fund”) as if such Reorganization had taken place as of October 31, 2008.
Under the terms of the Agreement and Plan of Reorganization, the combination of the Florida Fund and the National Fund (the “Combined Fund”) will be accounted for by the method of accounting for tax-free mergers of investment companies. The Reorganization would be accomplished by an acquisition of the net assets of the Florida Fund in exchange for shares of the National Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Florida Fund and the National Fund have been combined as of and for the twelve months ended October 31, 2008. Following the acquisition, the National Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. As of October 31, 2008, the Florida Fund’s portfolio did not contain securities, either individually or when aggregated with the National Fund’s portfolio, that are not permitted by the investment policies or restrictions of the National Fund.
The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the financial statements of the Florida Fund included in its annual report dated April 30, 2008 and semi-annual report dated October 31, 2008 and the financial statements of the National Fund included in its annual report dated October 31, 2008.
2. General Information and Significant Accounting Policies
The Combined Fund’s Common shares are traded on the American Stock Exchange under the symbol NEA. The Combined Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.
The Combined Fund seeks to provide current income exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
The following is a summary of significant accounting policies followed by the Combined Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.
Investment Valuation
The prices of municipal bonds in the Combined Fund’s investment portfolio are provided by a pricing service approved by the Combined Fund’s Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and

57

rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by the Combined Fund’s Board of Directors. Futures contracts are valued using the closing settlement price, or in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, the Combined Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Combined Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Combined Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any. Dividend income, if any, is recorded on the ex-dividend date.
Income Taxes
The Combined Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Combined Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and applicable state income taxes, if any, and the federal alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Combined Fund. Net realized capital gains and ordinary income distributions paid by the Combined Fund are subject to federal taxation.
Effective April 30, 2008, the Combined Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Combined Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood)

58

of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.
Implementation of FIN 48 required management of the Combined Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Combined Fund has no examinations in progress.
For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Combined Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Combined Fund’s tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended October 31, 2008.
The Combined Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.
Preferred Shares
The Combined Fund has issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The Combined Fund’s Preferred shares are issued in more than one Series. The dividend rate paid by the Combined Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2008, the number of Preferred shares outstanding, by Series and in total, for the Combined Fund is as follows:

Number of Shares:
Series T	2,656
Series W	3,816

6,472

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Combined Fund than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many Preferred shareholders

59

who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.
These developments generally do not affect the management or investment policies of the Combined Fund. However, one implication of these auction failures for Common shareholders is that the Combined Fund’s cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Combined Fund’s future Common share earnings may be lower than they otherwise would have been.
On June 11, 2008, Nuveen Investments, Inc. (“Nuveen”) announced the Combined Fund Board’s approval of plans to use tender option bonds (TOBs), also known as “floaters” or floating rate obligations, to refinance a portion of the municipal funds’ outstanding Preferred shares, whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds.
Insurance
Under normal circumstances, the Combined Fund will invest at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least “A” at the time of purchase by at least one independent rating agency. In addition, the Combined Fund will invest at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are rated at least “AA” at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen, or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. The Combined Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities rated below “AA” (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.
Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Combined Fund’s Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Combined Fund ultimately disposes of such municipal securities. Consequently, the market

60

value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Combined Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Combined Fund includes value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Combined Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.
Inverse Floating Rate Securities
The Combined Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Combined Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.
The Combined Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by the Combined Fund gives the Combined Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Combined Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No. 140) “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Combined Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations”

61

on the Statement of Assets and Liabilities. In addition, the Combined Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of “Interest expense” on the Statement of Operations.
The Combined Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which the Combined Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, the Combined Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of the Combined Fund’s inverse floater investments as the Combined Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
During the fiscal year ended October 31, 2008, the Combined Fund invested in externally deposited inverse floaters and/or self deposited inverse floaters.
Forward Swap Transactions
The Combined Fund is authorized to invest in forward interest rate swap transactions. The Combined Fund’s use of forward interest rate swap transactions is intended to help the Combined Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Combined Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Combined Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Combined Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Combined Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The

62

Combined Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Combined Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Combined Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Combined Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Combined Fund has an unrealized loss on a swap contract, the Combined Fund has instructed the custodian to pledge assets of the Combined Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount. During the fiscal year ended October 31, 2008, the Combined Fund invested in forward interest rate swap transactions.
Futures Contracts
The Combined Fund is authorized to invest in futures contracts. Upon entering into a futures contract, the Combined Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin”. Subsequent payments (“variation margin”) are made or received by the Combined Fund each day, depending on the daily fluctuation of the value of the contract.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, the Combined Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open future contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable to the variation margin, when applicable. During the fiscal year ended October 31, 2008 the Combined Fund invested in futures contracts.
Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
Zero Coupon Securities
The Combined Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Custodian Fee Credit
The Combined Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Combined Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Combined Fund overdraws its account at the custodian bank.
Indemnifications
Under the Combined Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Combined Fund. In addition, in the normal course of business, the Combined Fund enters into contracts that provide general indemnifications to other parties. The Combined Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Combined Fund that have not yet occurred. However, the Combined Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

63

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.
3. Income Tax Information
The following information is presented on a federal income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Combined Fund.
At October 31, 2008, the cost of investments was $461,823,765.
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2008, were as follows:

Gross Unrealized
Appreciation	8,290,110
Depreciation	(39,105,263)

Net unrealized appreciation (depreciation) of investments	$(30,815,153)

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At October 31, 2008, the Combined Fund’s tax year end, the Combined Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any, subject to certain federal income tax limitations. If not applied, the carryforwards will expire as follows:

Expiration:
October 31, 2011	$791,760
October 31, 2012	97,429
October 31, 2013	4,912,308
October 31, 2014	194,032
October 31, 2015	35,274
October 31, 2016	378,957

Total	$6,409,760

4. Management Fees and Other Transactions with Affiliates
The Combined Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Combined Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for the Combined Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) as follows:

Average Daily Net Assets (including net assets attributable to Preferred shares)	Fund-Level Fee Rate

For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For net assets over $2 billion	0.3750
The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of December 31, 2008, the complex-level fee rate was .2000%.
The complex-level fee schedule is as follows:

Effective Rate
at Breakpoint
Complex-Level Asset Breakpoint Level (1)	Level

$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

(1)  The complex-level fee is based on the aggregate daily managed net assets (as defined in the Nuveen Funds’ investment management agreements with NAM, which generally include assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen funds. The complex-level fee was based on approximately $53.6 billion as of December 31, 2008.

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The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Combined Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Combined Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.
For the first eight years of the Combined Fund’s operations, the Adviser has agreed to reimburse the Combined Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

Year Ending November 30,
2002*	.32%
2003	.32
2004	.32
2005	.32
2006	.32
2007	.32
2008	.24
2009	.16
2010	.08

* From the commencement of operations.
The Adviser has not agreed to reimburse the Combined Fund for any portion of its fees and expenses beyond November 30, 2010.
5. New Accounting Pronouncements
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (SFAS No. 157)
In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period. The Combined Fund first adopted SFAS No. 157 with respect to its report filed on Form N-Q for the quarterly period ended January 31, 2009.
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management does not

66

believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

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APPENDIX A
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND
FORM OF
AMENDMENT AND RESTATEMENT OF
STATEMENT ESTABLISHING AND FIXING THE RIGHTS
AND PREFERENCES OF
MUNICIPAL AUCTION RATE
CUMULATIVE PREFERRED SHARES (“MUNIPREFERRED”)

NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND

Page

DEFINITIONS	1
“AA” Composite Commercial Paper Rate	1
Accountant’s Confirmation	2
Affiliate	2
Agent Member	2
All Hold Order	2
Anticipation Notes	2
Applicable Rate	2
Auction	2
Auction Agency Agreement	2
Auction Agent	2
Auction Date	2
Auction Procedures	2
Available MuniPreferred	2
Benchmark Rate	2
Beneficial Owner	3
Bid and Bids	3
Bidder and Bidders	3
Board of Trustees	3
Broker-Dealer	3
Broker-Dealer Agreement	3
Business Day	3
Code	3
Commercial Paper Dealers	3
Common Shares	3
Cure Date	3
Date of Original Issue	3
Declaration	3
Deposit Securities	3
Discounted Value	4
Dividend Payment Date	4
Dividend Period	4
Existing Holder	4
Failure to Deposit	4
Federal Tax Rate Increase	4
Fund	4
Gross-Up Payment	4
Hold Order and Hold Orders	4
Holder	4
Independent Accountant	5
Initial Rate Period	5
Interest Equivalent	5
Issue Type Category	5

i

Page

Kenny Index	5
Late Charge	5
Liquidation Preference	5
Market Value	5
Maximum Potential Gross-Up Payment Liability	5
Maximum Rate	5
Minimum Rate Period	6
Moody’s	6
Moody’s Discount Factor	6
Moody’s Eligible Asset	6
Moody’s Exposure Period	6
Moody’s Volatility Factor	6
Municipal Obligations	6
MuniPreferred	7
MuniPreferred Basic Maintenance Amount	7
MuniPreferred Basic Maintenance Cure Date	7
MuniPreferred Basic Maintenance Report	7
1940 Act	7
1940 Act Cure Date	7
1940 Act MuniPreferred Asset Coverage	7
Notice Of Redemption	7
Notice Of Special Rate Period	7
Order and Orders	7
Original Issue Insurance	8
Other Issues	8
Outstanding	8
Permanent Insurance	8
Person	8
Portfolio Insurance	8
Potential Beneficial Owner	8
Potential Holder	8
Preferred Shares	8
Quarterly Valuation Date	8
Rate Multiple	8
Rate Period Days	8
Receivables For Municipal Obligations Sold	9
Redemption Price	9
Reference Rate	9
Registration Statement	9
S&P	9
S&P Discount Factor	9
S&P Eligible Asset	9
S&P Exposure Period	9
S&P Volatility Factor	9
Secondary Market Insurance	9
Securities Depository	9

(continued)
Page

Sell Order and Sell Orders	9
Special Rate Period	9
Special Redemption Provisions	9
Submission Deadline	10
Submitted Bid and Submitted Bids	10
Submitted Hold Order and Submitted Hold Orders	10
Submitted Order and Submitted Orders	10
Submitted Sell Order And Submitted Sell Orders	10
Subsequent Rate Period	10
Substitute Commercial Paper Dealer	10
Substitute U.S. Government Securities Dealer	10
Sufficient Clearing Bids	10
Taxable Allocation	10
Taxable Equivalent of the Short-Term Municipal Bond Rate	10
Taxable Income	11
Treasury Bill	11
Treasury Bill Rate	11
Treasury Note	11
Treasury Note Rate	11
U.S. Government Securities Dealer	11
Valuation Date	12
Volatility Factor	12
Voting Period	12
Winning Bid Rate	12

PART I	13
1. Number Of Authorized Shares	13
2. Dividends	13
(a) Ranking	13
(b) Cumulative Cash Dividends	13
(c) Dividends Cumulative from Date of Original Issue	13
(d) Dividend Payment Dates And Adjustment Thereof	13
(e) Dividend Rates and Calculation of Dividends	14
(f) Curing a Failure to Deposit	16
(g) Dividend Payments by Fund to Auction Agent	16
(h) Auction Agent as Trustee of Dividend Payments by Fund	16
(i) Dividends Paid to Holders	16
(j) Dividends Credited Against Earliest Accumulated but Unpaid Dividends	16
(k) Dividends Designated As Exempt-Interest Dividends	16
3. Gross-Up Payments	16
(a) Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or Fewer	17
(b) Special Rate Periods of More Than 28 Rate Period Days	17
(c) No Gross-Up Payments in the Event of a Reallocation	17
4. Designation of Special Rate Periods	17
(a) Length of and Preconditions for Special Rate Period	17

(continued)
Page

(b) Adjustment Of Length Of Special Rate Period	17
(c) Notice of Proposed Special Rate Period	18
(d) Notice of Special Rate Period	18
(e) Failure to Deliver Notice of Special Rate Period	19
5. Voting Rights	19
(a) One Vote Per Share of MuniPreferred	19
(b) Voting for Additional Trustees	19
(c) Holders of MuniPreferred to Vote on Certain other Matters	21
(d) Board may Take Certain Actions Without Shareholder Approval	22
(e) Voting Rights Set Forth Herein Are Sole Voting Rights	22
(f) No Preemptive Rights Or Cumulative Voting	22
(g) Voting For Trustees Sole Remedy For Fund’s Failure To Pay Dividends	23
(h) Holders Entitled to Vote	23
6. 1940 Act MuniPreferred Asset Coverage	23
7. MuniPreferred Basic Maintenance Amount	23
8. [Reserved]	25
9. Restrictions on Dividends and Other Distributions	25
(a) Dividends on Preferred Shares Other Than MuniPreferred	25
(b) Dividends and Other Distributions with Respect to Common Shares Under the 1940 Act	25
(c) Other Restrictions on Dividends and Other Distributions	25
10. Rating Agency Restrictions	26
11. Redemption	27
(a) Optional Redemption	27
(b) Mandatory Redemption	28
(c) Notice of Redemption	29
(d) No Redemption Under Certain Circumstances	29
(e) Absence of Funds Available for Redemption	29
(f) Auction Agent as Trustee of Redemption Payments by Fund	30
(g) Shares for Which Notice of Redemption Has Been Given are No Longer Outstanding	30
(h) Compliance with Applicable Law	30
(i) Only Whole Shares of MuniPreferred May Be Redeemed	30
12. Liquidation Rights	30
(a) Ranking	30
(b) Distributions Upon Liquidation	30
(c) Pro Rata Distributions	31
(d) Rights of Junior Shares	31
(e) Certain Events Not Constituting Liquidation	31
13. Miscellaneous	31
(a) Amendment of Appendix A to Add Additional Series	31
(b) Appendix A Incorporated by Reference	31
(c) No Fractional Shares	31
(d) Status of Shares of MuniPreferred Redeemed, Exchanged or Otherwise Acquired by the Fund	32
(e) Board May Resolve Ambiguities	32

(continued)
Page

(f) Headings Not Determinative	32
(g) Notices	32

PART II	33
1. Orders	33
2. Submission of Orders By Broker-Dealers to Auction Agent	34
3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate	36
4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares	38
5. Notification of Allocations	40
6. Auction Agent	40
7. Transfer of Shares of MuniPreferred	41
8. Global Certificate	41

Appendix A	A-1
Section 1. Designation as to Series	A-2
Section 2. Number of Authorized Shares Per Series	A-2
Section 3. Exceptions to Certain Definitions	A-2
Section 4. Certain Definitions	A-2
Section 5. Initial Rate Periods	A-4
Section 6. Date for Purposes of Paragraph (zzz) Contained Under the Heading “Definitions” in this Statement	A-4
Section 7. Party Named for Purposes of the Definition of “Rate Multiple” in this Statement	A-4
Section 8. Additional Definitions	A-4
Section 9. Dividend Payment Dates	A-4
Section 10. Amount for Purposes of Subparagraph (c)(i) of Section 5 of Part I of this Statement	A-4
Section 11. Redemption Provisions Applicable to Initial Rate Periods	A-4
Section 12. Applicable Rate for Purposes of Subparagraph (B)(Iii) of Section 3 of Part II of this Statement	A-4
Section 13. Certain Other Restrictions and Requirements	A-5

v

     Nuveen Insured Tax-Free Advantage Municipal Fund, a Massachusetts business trust (the “Fund”), certifies that:
     First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund’s Declaration of Trust (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the “Declaration”), the Board of Trustees has, by resolution, authorized the issuance of shares of the Fund’s authorized Preferred Shares liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.
     Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of MuniPreferred described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of MuniPreferred, and shares of all such series being referred to herein individually as a share of MuniPreferred and collectively as shares of MuniPreferred):
DEFINITIONS
     Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:
          (a) “AA” Composite Commercial Paper Rate,” on any date for any Rate Period of shares of a series of MuniPreferred, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the “AA” Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated “AA” by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, the “AA” Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the “interest equivalent” of a rate stated on a discount basis (a “discount rate”) for commercial paper of a given days’ maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.
          (b) “Accountant’s Confirmation” shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.
          (c) “Affiliate” shall mean, for purposes of the definition of “Outstanding,” any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the trustees, directors, or executive officers of which is a trustee of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Fund.
          (d) “Agent Member” shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.
          (e) “All Hold Order” shall have the meaning specified in Section 12 of Appendix A of this Statement.
          (f) “Anticipation Notes” shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs) that are rated by S&P.
          (g) “Applicable Rate” shall have the meaning specified in subparagraph (e)(i) of Section 2 of Part I of this Statement.
          (h) “Auction” shall mean each periodic implementation of the Auction Procedures.
          (i) “Auction Agency Agreement” shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.
          (j) “Auction Agent” shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 6 of Part II of this Statement.
          (k) “Auction Date” with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.
          (l) “Auction Procedures” shall mean the procedures for conducting Auctions set forth in Part II of this Statement.
          (m) “Available MuniPreferred” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.
          (n) “Benchmark Rate” shall have the meaning specified in Section 12 of Appendix A hereto.

2

          (o) “Beneficial Owner” with respect to shares of a series of MuniPreferred, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.
          (p) “Bid” and “Bids” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.
          (q) “Bidder” and “Bidders” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.
          (r) “Board of Trustees” shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.
          (s) “Broker-Dealer” shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.
          (t) “Broker-Dealer Agreement” shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.
          (u) “Business Day” shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.
          (v) “Code” means the Internal Revenue Code of 1986, as amended.
          (w) “Commercial Paper Dealers” shall mean                     , Goldman, Sachs & Co. and [Merrill Lynch, Pierce, Fenner & Smith Incorporated] or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.
          (x) “Common Shares” shall mean the common shares of beneficial interest, par value $.01 per share, of the Fund.
          (y) “Cure Date” shall mean the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.
          (a) “Date of Original Issue” with respect to shares of a series of MuniPreferred, shall mean the date on which the Fund initially issued such shares.
          (aa) “Declaration” shall have the meaning specified on the first page of this Statement.
          (bb) “Deposit Securities” shall mean cash and Municipal Obligations rated at least A-1+ or SP-1+ by S&P, except that, for purposes of subparagraph (a)(v) of Section 11 of Part I of this Statement, such Municipal Obligations shall be considered “Deposit Securities” only if they are also rated P-1, MIG-1 or VMIG-1 by Moody’s.

3

          (cc) “Discounted Value,” as of any Valuation Date, shall mean, (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii)(a) with respect to a Moody’s Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody’s Discount Factor, or (b) with respect to a Moody’s Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody’s Discount Factor.
          (dd) [Reserved]
          (ee) [Reserved]
          (ff) “Dividend Payment Date,” with respect to shares of a series of MuniPreferred, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.
          (gg) “Dividend Period,” with respect to shares of a series of MuniPreferred, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.
          (hh) “Existing Holder,” with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.
          (ii) “Failure to Deposit,” with respect to shares of a series of MuniPreferred, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.
          (jj) “Federal Tax Rate Increase” shall have the meaning specified in the definition of “Moody’s Volatility Factor.”
          (kk) “Fund” shall mean the entity named on the first page of this Statement, which is the issuer of the shares of MuniPreferred.
          (ll) “Gross-Up Payment” shall have the meaning specified in Section 4 of Appendix A hereto.
          (mm) “Hold Order” and “Hold Orders” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.
          (nn) “Holder,” with respect to shares of a series of MuniPreferred, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

4

          (oo) “Independent Accountant” shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.
          (pp) “Initial Rate Period,” with respect to shares of a series of MuniPreferred, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.
          (qq) “Interest Equivalent” means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.
          (rr) “Issue Type Category,” if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.
          (ss) “Kenny Index” shall have the meaning specified in the definition of “Taxable Equivalent of the Short-Term Municipal Bond Rate.”
          (tt) “Late Charge” shall have the meaning specified in subparagraph (e)(1)(B) of Section 2 of Part I of this Statement.
          (uu) “Liquidation Preference,” with respect to a given number of shares of MuniPreferred, means $25,000 times that number.
          (vv) “Market Value” of any asset of the Fund shall mean the market value thereof determined by the pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.
          (ww) “Maximum Potential Gross-Up Payment Liability,” as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.
          (xx) “Maximum Rate,” for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean:
          (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

5

          (A) the dividend rate on shares of such series for the then-ending Rate Period; and
          (B) the product of (1) the higher of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or
          (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.
          (yy) [Reserved]
          (zz) “Minimum Rate Period” shall mean any Rate Period consisting of 7 Rate Period Days.
          (aaa) “Moody’s” shall mean Moody’s Investors Service, Inc., a Delaware corporation, and its successors.
          (bbb) “Moody’s Discount Factor” shall have the meaning specified in Section 4 of Appendix A hereto.
          (ccc) “Moody’s Eligible Asset” shall have the meaning specified in Section 4 of Appendix A hereto.
          (ddd) “Moody’s Exposure Period” shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.
          (eee) “Moody’s Volatility Factor” shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the “Federal Tax Rate Increase”), until the effective date of such increase, the Moody’s Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

Federal Tax	Volatility
Rate Increase	Factor
5%	295%
10%	317%
15%	341%
20%	369%
25%	400%
30%	436%
35%	477%
40%	525%
          (fff) “Municipal Obligations” shall mean debt obligations issued by states, cities and local authorities, and certain possessions and territories of the United States, to finance public

6

projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt and may also be used for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. The two principal diversifications of Municipal Obligations are “general obligation” or “revenue” bonds. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. Also included are municipal bonds that represent lease obligations. The Fund will invest its net assets in a diversified portfolio of municipal bonds that pay interest that is exempt from regular Federal income tax, and the alternative minimum tax applicable to individuals. As a fundamental policy of the Fund, such municipal bonds will, under normal circumstances, comprise at least 80% of the Fund’s managed assets.
          (ggg) “MuniPreferred” shall have the meaning set forth on the first page of this Statement.
          (hhh) “MuniPreferred Basic Maintenance Amount,” as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of shares of MuniPreferred outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of MuniPreferred (or other Preferred Shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of MuniPreferred outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding Preferred Shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of MuniPreferred outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other Preferred Shares outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other Preferred Shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of Preferred Shares other than MuniPreferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of Preferred Shares other than MuniPreferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund’s Maximum Potential Gross-up Payment Liability in respect of shares of MuniPreferred (and similar amounts payable in respect of other Preferred Shares pursuant to provisions similar to those contained in Section 3 of Part I of this Statement) as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody’s guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Moody’s Discounted Value) (i.e., for the purposes of the current S&P guidelines, the face value of cash, short-term Municipal Obligations rated SP-1 or A-1 or Municipal Obligations rated A, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the S&P Discounted Value) of any of the Fund’s assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F).
          (iii) “MuniPreferred Basic Maintenance Cure Date,” with respect to the failure by the Fund to satisfy the MuniPreferred Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.
          (jjj) “MuniPreferred Basic Maintenance Report” shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the MuniPreferred Basic Maintenance Amount.
          (kkk) “1940 Act” shall mean the Investment Company Act of 1940, as amended from time to time.
          (lll) “1940 Act Cure Date,” with respect to the failure by the Fund to maintain the 1940 Act MuniPreferred Asset Coverage (as required by Section 6 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.
          (mmm) “1940 Act MuniPreferred Asset Coverage” shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest, including all outstanding shares of MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).
          (nnn) “Notice of Redemption” shall mean any notice with respect to the redemption of shares of MuniPreferred pursuant to paragraph (c) of Section 11 of Part I of this Statement.
          (ooo) “Notice Of Special Rate Period” shall mean any notice with respect to a Special Rate Period of shares of MuniPreferred pursuant to subparagraph (d)(i) of Section 4 of Part I of this Statement.
          (ppp) “Order” and “Orders” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

7

          (qqq) “Original Issue Insurance,” if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.
          (rrr) “Other Issues,” if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.
          (sss) “Outstanding” shall mean, as of any Auction Date with respect to shares of a series of MuniPreferred, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.
          (ttt) “Permanent Insurance,” if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.
          (uuu) “Person” shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.
          (vvv) “Portfolio Insurance,” if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.
          (www) “Potential Beneficial Owner,” with respect to shares of a series of MuniPreferred, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.
          (xxx) “Potential Holder,” with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.
          (yyy) “Preferred Shares” shall mean the preferred shares of the Fund, and includes the shares of MuniPreferred.
          (zzz) “Quarterly Valuation Date” shall mean the last Business Day of each February, May, August and November of each year, commencing on the date set forth in Section 6 of Appendix A hereto.
          (aaaa) “Rate Multiple” shall have the meaning specified in Section 4 of Appendix A hereto.
          (bbbb) “Rate Period,” with respect to shares of a series of MuniPreferred, shall mean the Initial Rate Period, and any transitional Rate Period, of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.
          (cccc) “Rate Period Days,” for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

8

          (dddd) “Receivables For Municipal Obligations Sold” shall mean (A) for purposes of calculation of Moody’s Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody’s or (y) with counterparties having a Moody’s long-term debt rating of at least Baa3; and (ii) the Moody’s Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.
          (eeee) “Redemption Price” shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.
          (ffff) “Reference Rate” shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the “AA” Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer, (ii) the “AA” Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.
          (gggg) “Registration Statement” has the meaning specified in the definition of “Municipal Obligations.”
          (hhhh) “S&P” shall mean Standard & Poor’s Corporation, a New York corporation, and its successors.
          (iiii) “S&P Discount Factor” shall have the meaning specified in Section 4 of Appendix A hereto.
          (jjjj) “S&P Eligible Asset” shall have the meaning specified in Section 4 of Appendix A hereto.
          (kkkk) “S&P Exposure Period” shall mean the maximum period of time following a Valuation Date that the Fund has under this Statement to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the MuniPreferred Basic Maintenance Amount (as described in paragraph (a) of Section 7 of Part I of this Statement).
          (llll) “S&P Volatility Factor” shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.
          (mmmm) “Secondary Market Insurance,” if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.
          (nnnn) “Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with shares of MuniPreferred.
          (oooo) “Sell Order” and “Sell Orders” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.
          (pppp) “Special Rate Period,” with respect to shares of a series of MuniPreferred, shall have the meaning specified in paragraph (a) of Section 4 of Part I of this Statement.
          (qqqq) “Special Redemption Provisions” shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

9

          (rrrr) “Submission Deadline” shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.
          (ssss) “Submitted Bid” and “Submitted Bids” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.
          (tttt) “Submitted Hold Order” and “Submitted Hold Orders” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.
          (uuuu) “Submitted Order” and “Submitted Orders” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.
          (vvvv) “Submitted Sell Order” and “Submitted Sell Orders” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.
          (wwww) “Subsequent Rate Period,” with respect to shares of a series of MuniPreferred, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.
          (xxxx) “Substitute Commercial Paper Dealer” shall mean                                or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.
          (yyyy) “Substitute U.S. Government Securities Dealer” shall mean                                and [Merrill Lynch, Pierce, Fenner & Smith Incorporated] or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.
          (zzzz) “Sufficient Clearing Bids” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.
          (aaaaa) “Taxable Allocation” shall have the meaning specified in Section 3 of Part I of this Statement.
          (bbbbb) “Taxable Equivalent of the Short-Term Municipal Bond Rate,” on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the “Kenny Index”) (provided, however, that any such successor index must be approved by Moody’s (if Moody’s is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of “high grade” component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item

10

of tax preference under Section 57 (a)(5) of the Code, or successor provisions, for purposes of the “alternative minimum tax,” divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.
          (ccccc) “Taxable Income” shall have the meaning specified in Section 12 of Appendix A hereto.
          (ddddd) “Treasury Bill” shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.
          (eeeee) “Treasury Bill Rate,” on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.
          (fffff) “Treasury Note” shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.
          (ggggg) “Treasury Note Rate,” on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.
          (hhhhh) “U.S. Government Securities Dealer” shall mean                               , Goldman, Sachs & Co., Salomon Brothers Inc and Morgan Guaranty Trust

11

Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.
          (iiiii) “Valuation Date” shall mean, for purposes of determining whether the Fund is maintaining the MuniPreferred Basic Maintenance Amount, each Business Day.
          (jjjjj) “Volatility Factor” shall mean, as of any Valuation Date, the greater of the Moody’s Volatility Factor and the S&P Volatility Factor.
          (kkkkk) “Voting Period” shall have the meaning specified in paragraph (b) of Section 5 of Part I of this Statement.
          (lllll) “Winning Bid Rate” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.
     Any additional definitions specifically set forth in Section 8 of Appendix A hereto shall be incorporated herein and made part hereof by reference thereto.

12

PART I
     1. Number Of Authorized Shares. The number of authorized shares constituting a series of MuniPreferred shall be as set forth with respect to such series in Section 2 of Appendix A hereto.
     2. Dividends.
          (a) Ranking. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund.
          (b) Cumulative Cash Dividends. The Holders of shares of MuniPreferred of any series shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of shares of MuniPreferred shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on shares of MuniPreferred. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on shares of MuniPreferred which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.
          (c) Dividends Cumulative from Date of Original Issue. Dividends on shares of MuniPreferred of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.
          (d) Dividend Payment Dates And Adjustment Thereof. The Dividend Payment Dates with respect to shares of a series of MuniPreferred shall be as set forth with respect to shares of such series in Section 9 of Appendix A hereto; provided, however, that:
          (i) (A) in the case of a series of MuniPreferred designated as “Series F MuniPreferred” or “Series M MuniPreferred” in Section 1 of Appendix A hereto, if the Monday or Tuesday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be, and (B) in the case of a series of MuniPreferred designated as “Series T MuniPreferred,” “Series W MuniPreferred” or “Series TH MuniPreferred” in Section 1 of Appendix A hereto, if the Wednesday, Thursday or Friday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and
          (ii) notwithstanding Section 9 of Appendix A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of MuniPreferred consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

13

     (e) Dividend Rates and Calculation of Dividends.
          (i) Dividend Rates. The dividend rate on shares of MuniPreferred of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under “Designation” in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:
          (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;
          (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge (“Late Charge”) equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;
          (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period

14

consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody’s is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be “Below “ba3"/BB2”); or
          (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody’s is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody’s is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be “Below “ba3"/BB2”) (the rate per annum at which dividends are payable on shares of a series of MuniPreferred for any Rate Period thereof being herein referred to as the “Applicable Rate” for shares of such series).
          (ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not

15

been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.
          (f) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of MuniPreferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.
          (g) Dividend Payments by Fund to Auction Agent. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of MuniPreferred, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.
          (h) Auction Agent as Trustee of Dividend Payments by Fund. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.
          (i) Dividends Paid to Holders. Each dividend on shares of MuniPreferred shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.
          (j) Dividends Credited Against Earliest Accumulated but Unpaid Dividends. Any dividend payment made on shares of MuniPreferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.
          (k) Dividends Designated As Exempt-Interest Dividends. Dividends on shares of MuniPreferred shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.
     3. Gross-Up Payments. Holders of shares of MuniPreferred shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

16

          (a) Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or Fewer. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a “Taxable Allocation”) solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund’s dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Fund.
          (b) Special Rate Periods of More Than 28 Rate Period Days. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund’s dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Fund.
          (c) No Gross-Up Payments in the Event of a Reallocation. The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.
     4. Designation of Special Rate Periods.
          (a) Length of and Preconditions for Special Rate Period. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of MuniPreferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify S&P (if S&P is then rating such series) and Moody’s (if Moody’s is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody’s (if Moody’s is then rating such series) with such documents as either may request.
          (b) Adjustment Of Length Of Special Rate Period. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Tuesday that is a Business Day in the case of a series of MuniPreferred designated as “Series M MuniPreferred” in Section 1 of Appendix A hereto, (b) a Wednesday that is a Business Day in the case of a series of MuniPreferred designated as

17

“Series T MuniPreferred” in Section 1 of Appendix A hereto, (c) a Thursday that is a Business Day in the case of a series of MuniPreferred designated as “Series W MuniPreferred” in Section 1 of Appendix A hereto, (d) a Friday that is a Business Day in the case of a series of MuniPreferred designated as “Series TH MuniPreferred” in Section 1 of Appendix A hereto, or (e) a Monday that is a Business Day in the case of a series of MuniPreferred designated as “Series F MuniPreferred” in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day, in the case of Series M MuniPreferred, (b) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Series T MuniPreferred, (c) on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Series W MuniPreferred, (d) on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day, in the case of Series TH MuniPreferred, and (e) on the first Sunday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day, in the case of Series F MuniPreferred.
          (c) Notice of Proposed Special Rate Period. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.
          (d) Notice of Special Rate Period. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of MuniPreferred as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:
          (i) a notice (“Notice of Special Rate Period”) stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a MuniPreferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody’s Eligible Assets (if Moody’s is then rating such series) and S&P Eligible Assets

18

(if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody’s Discount Factors applicable to Moody’s Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody’s Discount Factor herein); or
          (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.
          (e) Failure to Deliver Notice of Special Rate Period. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a MuniPreferred Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody’s or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody’s (if Moody’s is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.
     5. Voting Rights.
          (a) One Vote Per Share of MuniPreferred. Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of shares of MuniPreferred shall be entitled to one vote for each share of MuniPreferred held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each share of MuniPreferred, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Fund held for the election of trustees, the holders of outstanding Preferred Shares, including MuniPreferred, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two trustees of the Fund, each Preferred Share, including each share of MuniPreferred, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including MuniPreferred, voting together as a single class, shall elect the balance of the trustees.
          (b) Voting for Additional Trustees.
          (i) Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including shares of MuniPreferred, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including MuniPreferred, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other

19

securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:
          (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Share, including MuniPreferred, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or
          (B) if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.
          Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).
          (ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.
          (iii) Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.
          (iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

20

          (c) Holders of MuniPreferred to Vote on Certain other Matters.
          (i) Increases in Capitalization. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees, without the vote or consent of the Holders of MuniPreferred, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any series of MuniPreferred, or classes or series of Preferred Shares ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody’s or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 10 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of MuniPreferred or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of MuniPreferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of shares of MuniPreferred and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody’s or S&P is then rating shares of MuniPreferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the “Affected Series”) of MuniPreferred in a manner different from any other series of MuniPreferred, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).
          (ii) 1940 Act Matters. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the Preferred Shares, including MuniPreferred, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a “majority of the outstanding Preferred Shares,” including MuniPreferred, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a “majority of the outstanding Preferred Shares,” including MuniPreferred, voting as a separate class, shall be required to approve any action not described in

21

the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of MuniPreferred is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody’s (if Moody’s is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody’s (if Moody’s is then rating the shares of MuniPreferred) of the results of such vote.
          (d) Board may Take Certain Actions Without Shareholder Approval. The Board of Trustees, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody’s or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of shares of MuniPreferred or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody’s (such confirmation being required to be obtained only in the event Moody’s is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to S&P Eligible Assets and (y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and S&P (such confirmation being required to be obtained only in the event S&P is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to Moody’s Eligible Assets, and (y) Moody’s Discount Factor, Moody’s Eligible Asset, Moody’s Exposure Period and Moody’s Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody’s or S&P, as the case may be, to shares of MuniPreferred:

Deposit Securities	Moody’s Volatility Factor
Discounted Value	1940 Act Cure Date
Escrowed Bonds	1940 Act MuniPreferred Asset Coverage
Issue Type Category	Other Issues
Market Value	Quarterly Valuation Date
Maximum Potential Gross-up Payment Liability	Receivables for Municipal Obligations Sold
MuniPreferred Basic Maintenance Amount	S&P Discount Factor
MuniPreferred Basic Maintenance Cure Date	S&P Eligible Asset
MuniPreferred Basic Maintenance Report	S&P Exposure Period
Moody’s Discount Factor	S&P Volatility Factor
Moody’s Eligible Asset	Valuation Date
Moody’s Exposure Period	Volatility Factor
Section 13 of Appendix A hereto
          (e) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Holders of shares of MuniPreferred shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.
          (f) No Preemptive Rights Or Cumulative Voting. The Holders of shares of MuniPreferred shall have no preemptive rights or rights to cumulative voting.

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          (g) Voting For Trustees Sole Remedy For Fund’s Failure To Pay Dividends. In the event that the Fund fails to pay any dividends on the shares of MuniPreferred, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.
          (h) Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any share of MuniPreferred and no share of MuniPreferred shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of MuniPreferred held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.
     6. 1940 Act MuniPreferred Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any share of MuniPreferred is outstanding, the 1940 Act MuniPreferred Asset Coverage.
     7. MuniPreferred Basic Maintenance Amount.
          (a) So long as shares of MuniPreferred are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if S&P is then rating the shares of MuniPreferred) and (ii) Moody’s Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if Moody’s is then rating the shares of MuniPreferred).
          (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the MuniPreferred Basic Maintenance Amount, and on the third Business Day after the MuniPreferred Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred), Moody’s (if Moody’s is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody’s is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the date of such failure or such MuniPreferred Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full MuniPreferred Basic Maintenance Report. The Fund shall also deliver a MuniPreferred Basic Maintenance Report to (i) the Auction Agent (if either Moody’s or S&P is then rating the shares of MuniPreferred) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month, (ii) Moody’s (if Moody’s is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day, and (iii) S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Fund to deliver a MuniPreferred Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a MuniPreferred Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the MuniPreferred Basic Maintenance Amount, as of the relevant Valuation Date.

23

          (c) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred), Moody’s (if Moody’s is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody’s is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other MuniPreferred Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount and Moody’s Eligible Assets (if Moody’s is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount, (iii) with respect to the S&P ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody’s ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by Moody’s (in the event such information is not verified by Moody’s, the Independent Accountant will inquire of Moody’s what such information is, and provide a listing in its letter of any differences), (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund’s assets to the Fund for purposes of valuing securities in the Fund’s portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody’s and S&P, that the Fund has satisfied the requirements of Section 13 of this Statement (such confirmation is herein called the “Accountant’s Confirmation”).
          (d) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Fund failed to satisfy the MuniPreferred Basic Maintenance Amount, and relating to the MuniPreferred Basic Maintenance Cure Date with respect to such failure to satisfy the MuniPreferred Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the shares of MuniPreferred), Moody’s (if Moody’s is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody’s is then rating the shares of MuniPreferred) an Accountant’s Confirmation as to such MuniPreferred Basic Maintenance Report.
          (e) If any Accountant’s Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the MuniPreferred Basic Maintenance Report for a particular Valuation Date for which such Accountant’s Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) or Moody’s Eligible Assets (if Moody’s is then rating the shares of MuniPreferred), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the MuniPreferred Basic Maintenance Report to S&P (if S&P is then rating the shares of MuniPreferred), Moody’s (if Moody’s is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody’s is then rating the shares of MuniPreferred) promptly following receipt by the Fund of such Accountant’s Confirmation.

24

          (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any shares of MuniPreferred, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) and Moody’s (if Moody’s is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the MuniPreferred Basic Maintenance Amount reflected thereon.
          (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Fund shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Discounted Value of Moody’s Eligible Assets to the MuniPreferred Basic Maintenance Amount is less than or equal to 105% or (iii) whenever requested by Moody’s and S&P, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) or Moody’s (if Moody’s is then rating the shares of MuniPreferred), as the case may be, a MuniPreferred Basic Maintenance Report as of the date of either such event.
     8. [Reserved].
     9. Restrictions on Dividends and Other Distributions.
          (a) Dividends on Preferred Shares Other Than MuniPreferred. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with shares of MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with shares of MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of MuniPreferred and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with shares of MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of MuniPreferred and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MuniPreferred and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of MuniPreferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).
          (b) Dividends and Other Distributions with Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.
          (c) Other Restrictions on Dividends and Other Distributions. For so long as any share of MuniPreferred is outstanding, and except as set forth in paragraph (a) of this Section 9 and

25

paragraph (c) of Section 12 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the shares of MuniPreferred) and S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) would each at least equal the MuniPreferred Basic Maintenance Amount.
     10. Rating Agency Restrictions. For so long as any shares of MuniPreferred are outstanding and Moody’s or S&P, or both, are rating such shares, the Fund will not, unless it has received written confirmation from Moody’s or S&P, or both, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to such shares, engage in any one or more of the following transactions:
          (a) buy or sell futures or write put or call options except as provided in Section 13 of Appendix A hereto;
          (b) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the MuniPreferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for “temporary purposes,” is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, “temporary purpose” means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;
          (c) issue additional shares of any series of MuniPreferred or any class or series of shares ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of

26

dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of MuniPreferred previously purchased or redeemed by the Fund;
          (d) engage in any short sales of securities;
          (e) lend securities;
          (f) merge or consolidate into or with any other corporation;
          (g) change the pricing service (currently                               ) referred to in the definition of Market Value; or
          (h) enter into reverse repurchase agreements.
     11. Redemption.
          (a) Optional Redemption.
          (i) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of MuniPreferred of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of MuniPreferred may not be redeemed in part if after such partial redemption fewer than 250 shares of such series remain outstanding; (2) unless otherwise provided in Section 11 of Appendix A hereto, shares of a series of MuniPreferred are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of MuniPreferred, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (“Special Redemption Provisions”).
          (ii) A Notice of Special Rate Period relating to shares of a series of MuniPreferred for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund’s Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.
          (iii) If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.
          (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of MuniPreferred may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period

27

thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.
          (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of shares of MuniPreferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the shares of MuniPreferred) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) each at least equal the MuniPreferred Basic Maintenance Amount, and would at least equal the MuniPreferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody’s Eligible Assets at least equals the MuniPreferred Basic Maintenance Amount, the Moody’s Discount Factors applicable to Moody’s Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody’s Discount Factor herein.
          (b) Mandatory Redemption. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the shares of MuniPreferred, if the Fund fails to have either Moody’s Eligible Assets with a Discounted Value or S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or fails to maintain the 1940 Act MuniPreferred Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, and such failure is not cured on or before the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of shares of MuniPreferred to be redeemed shall be equal to the lesser of (i) the minimum number of shares of MuniPreferred, together with all other Preferred Shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund’s having both Moody’s Eligible Assets with a Discounted Value and S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or maintaining the 1940 Act MuniPreferred Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of shares of MuniPreferred and other Preferred Shares the redemption or retirement of which would have had such result, all shares of MuniPreferred and Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of shares of MuniPreferred, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the shares of MuniPreferred required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, as the case may be, pro rata among shares of MuniPreferred and other Preferred Shares (and, then, pro rata among each series of MuniPreferred) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of

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MuniPreferred and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those shares of MuniPreferred and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.
          (c) Notice of Redemption. If the Fund shall determine or be required to redeem shares of a series of MuniPreferred pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder’s address as the same appears on the record books of the Fund on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of shares of MuniPreferred to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of MuniPreferred held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.
          (d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.
          (e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of MuniPreferred shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed shares of MuniPreferred for which a Notice of Redemption has been

29

mailed, dividends may be declared and paid on shares of MuniPreferred and shall include those shares of MuniPreferred for which a Notice of Redemption has been mailed.
          (f) Auction Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Auction Agent for payment of the Redemption Price of shares of MuniPreferred called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.
          (g) Shares for Which Notice of Redemption Has Been Given are No Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of MuniPreferred that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of shares of MuniPreferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of MuniPreferred called for redemption on such date and (ii) all other amounts to which Holders of shares of MuniPreferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of shares of MuniPreferred so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.
          (h) Compliance with Applicable Law. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.
          (i) Only Whole Shares of MuniPreferred May Be Redeemed. In the case of any redemption pursuant to this Section 11, only whole shares of MuniPreferred shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.
     12. Liquidation Rights.
          (a) Ranking. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.
          (b) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of shares of MuniPreferred then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for

30

distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the MuniPreferred upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this Part I in connection with the liquidation of the Fund. After the payment to the Holders of the shares of MuniPreferred of the full preferential amounts provided for in this paragraph (b), the Holders of MuniPreferred as such shall have no right or claim to any of the remaining assets of the Fund.
          (c) Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of shares of MuniPreferred upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of MuniPreferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.
          (d) Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the shares of MuniPreferred as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the shares of MuniPreferred shall not be entitled to share therein.
          (e) Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.
     13. Miscellaneous.
          (a) Amendment of Appendix A to Add Additional Series. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of MuniPreferred or additional shares of a series of MuniPreferred (and terms relating thereto) to the series and shares of MuniPreferred theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Statement.
          (b) Appendix A Incorporated by Reference. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.
          (c) No Fractional Shares. No fractional shares of MuniPreferred shall be issued.

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          (d) Status of Shares of MuniPreferred Redeemed, Exchanged or Otherwise Acquired by the Fund. Shares of MuniPreferred which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series.
          (e) Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of MuniPreferred prior to the issuance of shares of such series.
          (f) Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.
          (g) Notices. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

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PART II
     1. Orders.
          (a) Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred:
          (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:
          (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;
          (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or
          (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and
          (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.
     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i), (B), (i), (C) or (ii) of this paragraph (a) is hereinafter referred to as an “Order” and collectively as “Orders” and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a “Bidder” and collectively as “Bidders”; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a “Hold Order” and collectively as “Hold Orders”; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a “Bid” and collectively as “Bids”; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a “Sell Order” and collectively as “Sell Orders.”
          (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:
          (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

33

          (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or
          (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.
          (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:
          (A) the number of Outstanding shares of such series specified in such Sell Order; or
          (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;
provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of MuniPreferred shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer’s records, such Broker-Dealer believes it is not the Existing Holder of such shares.
          (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:
          (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or
          (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.
          (c) No Order for any number of shares of MuniPreferred other than whole shares shall be valid.
     2. Submission of Orders By Broker-Dealers to Auction Agent.
          (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of MuniPreferred of a series subject to

34

an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:
          (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);
          (ii) the aggregate number of shares of such series that are the subject of such Order;
          (iii) to the extent that such Bidder is an Existing Holder of shares of such series:
          (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;
          (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and
          (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and
          (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder’s Bid.
          (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.
          (c) If an Order or Orders covering all of the Outstanding shares of MuniPreferred of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.
          (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of MuniPreferred of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:
          (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the

35

number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;
          (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;
           (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;
           (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and
           (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and
          (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.
          (e) If more than one Bid for one or more shares of a series of MuniPreferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.
          (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.
     3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.
          (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of MuniPreferred, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and shall determine for such series:
          (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the “Available MuniPreferred” of such series);

36

          (ii) from the Submitted Orders for shares of such series whether:
          (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series; exceeds or is equal to the sum of:
          (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and
          (C) the number of Outstanding shares of such series subject to Submitted Sell Orders;
          (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as “Sufficient Clearing Bids” for shares of such series); and
          (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the “Winning Bid Rate” for shares of such series) which if:
          (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and
          (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;
would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available MuniPreferred of such series.
          (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of MuniPreferred for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:
          (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;
          (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders),

37

that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or
     (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 12 of Appendix A hereto.
     4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the shares of MuniPreferred that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:
          (a) If Sufficient Clearing Bids for shares of a series of MuniPreferred have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:
          (i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of MuniPreferred subject to such Submitted Bids;
          (ii) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bids;
          (iii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;
          (iv) each Existing Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bid, unless the number of Outstanding shares of MuniPreferred subject to all such Submitted Bids shall be greater than the number of shares of MuniPreferred (“remaining shares”) in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of MuniPreferred subject to such Submitted Bid, but only in an amount equal to the number of shares of MuniPreferred of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and
          (v) each Potential Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of

38

shares of such series obtained by multiplying the number of shares in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.
          (b) If Sufficient Clearing Bids for shares of a series of MuniPreferred have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:
          (i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of MuniPreferred subject to such Submitted Bids;
          (ii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and
          (iii) Each Existing Holder’s Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.
          (c) If all of the Outstanding shares of a series of MuniPreferred are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.
          (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of MuniPreferred of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of MuniPreferred.
          (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of MuniPreferred of such series for purchase among Potential Holders so that only whole shares of MuniPreferred of such series are purchased on such

39

Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of MuniPreferred of such series on such Auction Date.
          (f) Based on the results of each Auction for shares of a series of MuniPreferred, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of MuniPreferred of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of MuniPreferred with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of MuniPreferred that have been made in respect of Potential Holders’ or Potential Beneficial Owners’ Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.
          (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of MuniPreferred of any series or to pay for shares of MuniPreferred of any series sold or purchased pursuant to the Auction Procedures or otherwise.
     5. Notification of Allocations. Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of shares of MuniPreferred believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.
     6. Auction Agent. For so long as any shares of MuniPreferred are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of MuniPreferred are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent’s registry of Existing Holders of shares of a series of MuniPreferred shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for shares of a series of MuniPreferred and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker- Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer’s inquiry, such Broker-Dealer may so inform the Auction Agent

40

of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer’s inquiry.
     7. Transfer of Shares of MuniPreferred. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MuniPreferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.
     8. Global Certificate. Prior to the commencement of a Voting Period, (i) all of the shares of a series of MuniPreferred outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of MuniPreferred shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.
(Signature Page Follows)

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     IN WITNESS WHEREOF, Nuveen Insured Tax-Free Advantage Municipal Fund, has caused these presents to be signed on ___, 2009 in its name and on its behalf by its Vice President and attested by its Assistant Secretary. The Fund’s Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND
By:
Kevin J. McCarthy
Vice President

ATTEST:
Virginia O’Neal
Assistant Secretary

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Appendix A
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND
     Section 1. Designation as to Series.
          Series T: A series of 2,880 Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Shares, Series T.” Each of the 2,880 shares of Series T MuniPreferred issued on January 17, 2003 shall, for purposes hereof, be deemed to have a Date of Original Issue of January 17, 2003; have an Applicable Rate for its Initial Rate Period equal to 1.10% per annum; have an initial Dividend Payment Date of January 29, 2003; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series T MuniPreferred issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series T MuniPreferred, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and Part II of this Statement. The Series T MuniPreferred shall constitute a separate series of Preferred Shares of the Fund, and each share of Series T MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.
          Series W: A series of 2,880 Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Shares, Series W.” Each of the 2,880 shares of Series W MuniPreferred issued on January 17, 2003 shall, for purposes hereof, be deemed to have a Date of Original Issue of January 17, 2003; have an Applicable Rate for its Initial Rate Period equal to 1.10% per annum; have an initial Dividend Payment Date of January 30, 2003; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series W MuniPreferred issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series W MuniPreferred, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and Part II of this Statement. The Series W MuniPreferred shall constitute a separate series of Preferred Shares of the Fund, and each share of Series W MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.
          Series W2: A series of ___ Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Shares, Series W2.” Each of the ___ shares of Series W2 MuniPreferred issued on ___, 2009 shall, for purposes hereof, be deemed to have a Date of Original Issue of ___, 2009; have an Applicable Rate for its Initial Rate Period equal to ___% per annum; have an initial Dividend Payment Date of ___, 2009; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series W2 MuniPreferred issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series W2 MuniPreferred, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series

A-1

preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and Part II of this Statement. The Series W2 MuniPreferred shall constitute a separate series of Preferred Shares of the Fund, and each share of Series W2 MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement. Any references to “Series W MuniPreferred” in Part I of this Statement shall include Series W2 MuniPreferred.
     Section 2. Number of Authorized Shares Per Series. The number of authorized shares constituting Series T, W and W2 MuniPreferred is 2,880, 2,880 and ___, respectively.
     Section 3. Exceptions to Certain Definitions. Notwithstanding the definitions contained under the heading “Definitions” in this Statement, the following terms shall have the following meanings for purposes of this Statement:
     Not applicable.
     Section 4. Certain Definitions. For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:
          “Escrowed Bonds” shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P’s legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P’s economic defeasance criteria and assigned a rating of AAA by S&P, (iii) are not rated by S&P but have been determined to be legally defeased by Moody’s or (iv) have been determined to be economically defeased by Moody’s and assigned a rating no lower than the rating that is Moody’s equivalent of S&P’s AAA rating. In the event that a defeased obligation which is an S&P Eligible Asset does not meet the criteria of an Escrowed Bond, such Municipal Obligation will be deemed to remain in the Issue Type Category into which it fell prior to such defeasance.
           “Gross-Up Payment” means payment to a Holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder’s dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of shares of MuniPreferred at the maximum marginal combined regular Federal and California personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.
          “Inverse Floater” shall mean trust certificates or other instruments evidencing interests in one or more Municipal Obligations that qualify as S&P Eligible Assets, the interest rates on which are adjusted at short-term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating instruments have only one reset remaining until maturity.
          “Moody’s Discount Factor” shall mean, for purposes of determining the Discounted Value of any Moody’s Eligible Asset, the percentage determined by reference to (i) (A) in the event such Municipal Obligation is covered by an Original Issue Insurance policy or a Portfolio Insurance policy which does not provide the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, or is not covered by bond insurance, the Moody’s or S&P rating on such Municipal Obligation, (B) in the event such Municipal Obligation is covered by a Secondary Market Insurance policy, the Moody’s insurance claims-paying ability rating of the issuer of the policy, or (C) in the event such Municipal Obligation is covered by a Portfolio Insurance policy which provides the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, at the Fund’s option, the Moody’s or S&P rating on such Municipal Obligation or the Moody’s insurance claims-paying ability rating of the issuer of the Portfolio Insurance policy and (ii) the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody’s Exposure Period, in accordance with the table set forth below:

	Rating Category
Exposure Period	Aaa*	Aa*	A*	Baa*	Other**	(V)MIG-1***	SP-1+****	Unrated*****
7 weeks	151%	159%	166%	173%	187%	136%	148%	225%
8 weeks or less but greater than seven weeks	154	161	168	176	190	137	149	231
9 weeks or less but greater than eight weeks	156	163	170	177	192	138	150	240

*	Moody’s rating.

**	Municipal Obligations not rated by Moody’s but rated BBB by S&P.

***	Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

****	Municipal Obligations not rated by Moody’s but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

*****	Municipal Obligations rated less than Baa3 by Moody’s or less than BBB by S&P or not rated by Moody’s or S&P.
     If the Moody’s Discount Factor used to discount a particular Municipal Obligation is determined by reference to the insurance claims-paying ability rating of the insurer of such Municipal Obligation, such Moody’s Discount Factor will be increased by an amount equal to 50% of the difference between (i) the percentage set forth in the above table under the applicable rating category, and (ii) the percentage set forth in the above table under the rating category that is one rating category below the applicable rating category.
     Notwithstanding the foregoing, (i) the Moody’s Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody’s and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody’s Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.
          “Moody’s Eligible Asset” shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Moody’s rating, as applicable, suspended by Moody’s, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB or lower by S&P, Ba or B by Moody’s or not rated by S&P and Moody’s (“Other Securities”) may comprise no more than 4% of total Moody’s Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody’s or A by S&P, may comprise no more than 6% of total Moody’s Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody’s or AA by S&P, may comprise no more than 10% of total Moody’s Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody’s or AAA by S&P, may comprise no more than 20% of total Moody’s Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities issued by issuers falling within a single state or territory may comprise no more than 12% of total Moody’s Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers falling within a single state or territory and rated Baa by Moody’s or A by S&P, may comprise no more than 20% of total Moody’s Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers falling within a single state or territory and rated A by Moody’s or AA by S&P, may comprise no more than 40% of total Moody’s Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers falling within a single state or territory and rated Aa by Moody’s or AAA by S&P, may comprise no more than 60% of total Moody’s Eligible Assets. For purposes of this definition, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. For purposes of applying the foregoing requirements, a Municipal Obligation shall be considered to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P, Moody’s Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody’s, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody’s Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the MuniPreferred Basic Maintenance Amount. When the Fund purchases a Moody’s Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody’s and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.
     Notwithstanding the foregoing, an asset will not be considered a Moody’s Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, “Liens”), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody’s has indicated to the Fund will not affect the status of such asset as a Moody’s Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Nuveen Advisory Corp., JPMorgan Chase Bank or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the MuniPreferred Basic Maintenance Amount.
     For purposes of determining as of any Valuation Date whether the Fund has Moody’s Eligible Assets with an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount, the Fund shall include as a liability in the calculation of the MuniPreferred Basic Maintenance Amount an amount calculated semi-annually equal to 150% of the estimated cost of obtaining Permanent Insurance with respect to Moody’s Eligible Assets that are (i) covered by Portfolio Insurance policies which provide the Fund with the option to obtain such Permanent Insurance and (ii) discounted by a Moody’s Discount Factor determined by reference to the insurance claims-paying ability rating of the issuer of such Portfolio Insurance policy.

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           “Original Issue Insurance” shall mean “Original Issue Insurance” as defined in the Fund’s Registration Statement.
           “Permanent Insurance” shall mean “Permanent Insurance” as defined in the Fund’s Registration Statement.
           “Portfolio Insurance” shall mean “Portfolio Insurance” as defined in the Fund’s Registration Statement.
           “Rate Multiple,” for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

Prevailing Rating	Percentage
“aa3”/AA— or higher	110%
“a3”/A—	125%
“baa3”/BBB—	150%
“ba3”/BB—	200%
Below “ba3”/BB—	250%
provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular Federal personal income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.
          For purposes of this definition, the “prevailing rating” of shares of a series of MuniPreferred shall be (i) “aa3”/AA— or higher if such shares have a rating of “aa3” or better by Moody’s and AA— or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not “aa3”/AA— or higher, then “a3”/A— if such shares have a rating of “a3” or better by Moody’s and A— or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not “aa3”/AA— or higher or “a3”/A—, then “baa3”/BBB— if such shares have a rating of “baa3” or better by Moody’s and BBB— or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not “aa3”/AA— or higher, “a3”/A— or “baa3”/BBB—, then “ba3”/BB— if such shares have a rating of “ba3” or better by Moody’s and BB— or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not “aa3”/AA— or higher, “a3”/A—, “baa3”/BBB—, or “ba3”/BB—, then Below “ba3”/BB—; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody’s to provide a rating for shares of MuniPreferred. If neither S&P nor Moody’s shall make such a rating available, the party set forth in Section 7 of Appendix A or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of MuniPreferred set forth opposite such party’s name in Section 7 of Appendix A and the Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.

A-3

     “S&P Discount Factor” shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to (i) (A) in the event such Municipal Obligation is covered by an Original Issue Insurance policy or a Portfolio Insurance policy which does not provide the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation or is not covered by bond insurance, the S&P or Moody’s rating on such Municipal Obligation, (B) in the event such Municipal Obligation is covered by a Secondary Market Insurance policy, the S&P insurance claims-paying ability rating of the issuer of the policy, or (C) in the event such Municipal Obligation is covered by a Portfolio Insurance policy which provides the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, at the Fund’s option, the S&P or Moody’s rating on such Municipal Obligation or the S&P insurance claims-paying ability rating of the issuer of the Portfolio Insurance policy and (ii) the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

	Rating Category
Exposure Period	AAA*	AA*	A*	BBB*	High Yield
45 Business Days	190%	195%	210%	250%	220%
25 Business Days	170	175	190	230	220
10 Business Days	155	160	175	215	220
7 Business Days	150	155	170	210	220
3 Business Days	130	135	150	190	220

*	S&P rating.
     Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 120% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as “High Yield Securities”) may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. “Receivables for Municipal Obligations Sold,” for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Fund may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the MuniPreferred. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.
          “S&P Eligible Asset” shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of MuniPreferred Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated equivalent or higher to an A by another nationally recognized statistical rating organization, on a case by case basis; (iv) is not subject to a covered call or put option written by the Fund; (v) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; and (vi) except for Inverse Floaters, is part of an issue of Municipal Obligations with an original issue size of at least $5 million. Any Municipal Obligation that is a part of an original issue size of less than $10 million must carry a rating of at least A by S&P or an equivalent rating by another nationally recognized statistical rating organization and the Market Value of such Municipal Obligations may not exceed 20% of the aggregate Market Value of S&P Eligible Assets. Solely for purposes of this definition, the term “Municipal Obligation” means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:
     1. Municipal Obligations (excluding Escrowed Bonds and High Yield Securities) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets. High Yield Securities of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;
     2. Municipal Obligations (excluding Escrowed Bonds) issued by issuers in any one state or territory shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate market value of S&P Eligible Assets; and
     3. Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.
     For purposes of determining as of any Valuation Date whether the Fund has S&P Eligible Assets with an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount, the Fund shall include as a liability in the calculation of the MuniPreferred Basic Maintenance Amount an amount calculated semi-annually equal to 150% of the estimated cost of obtaining Permanent Insurance with respect to S&P Eligible Assets that are (i) covered by Portfolio Insurance policies which provide the Fund with the option to obtain such Permanent Insurance and (ii) discounted by an S&P Discount Factor determined by reference to the insurance claims-paying ability rating of the issuer of such Portfolio Insurance policy.
          “Secondary Market Insurance” shall mean “Secondary Market Insurance” as defined in the Fund’s Registration Statement.
     Section 5. Initial Rate Periods. The Initial Rate Period for shares of Series T, W and W2 MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding January 29, 2003, January 30, 2003 and ___, 2009, respectively.
     Section 6. Date for Purposes of Paragraph (zzz) Contained Under the Heading “Definitions” in this Statement. May 30, 2003 with respect to Series T MuniPreferred and Series W MuniPreferred and ___, 2009 with respect to Series W2 MuniPreferred.
     Section 7. Party Named for Purposes of the Definition of “Rate Multiple” in this Statement.

Party	Series of MuniPreferred
___	Series T and Series W Series W2
     Section 8. Additional Definitions.
          None.
     Section 9. Dividend Payment Dates. Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of:
          Series T MuniPreferred, for the Initial Rate Period on Wednesday, January 29, 2003, and on each Wednesday thereafter.
          Series W MuniPreferred, for the Initial Rate Period on Thursday, January 30, 2003, and on each Thursday thereafter.
          Series W2 MuniPreferred, for the Initial Rate Period on ___, ___, 2009, and on each Thursday thereafter.
     Section 10. Amount for Purposes of Subparagraph (c)(i) of Section 5 of Part I of this Statement. $___,000,000.
     Section 11. Redemption Provisions Applicable to Initial Rate Periods. Not applicable.
     Section 12. Applicable Rate for Purposes of Subparagraph (B)(iii) of Section 3 of Part II of this Statement. For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A)(I) the “AA” Composite Commercial Paper Rate on such Auction Date for

A-4

such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the “Benchmark Rate”) and (B) 1 minus the maximum marginal regular Federal personal income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes (“Taxable Income”), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal personal income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of MuniPreferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.
     Section 13. Certain Other Restrictions and Requirements.
     (a) For so long as any MuniPreferred are rated by S&P, the Fund will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the MuniPreferred by S&P, except that the Fund may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the “Municipal Index”) or United States Treasury Bonds or Notes (“Treasury Bonds”) and write, purchase or sell put and call options on such contracts (collectively, “S&P Hedging Transactions”), subject to the following limitations:
     (i) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the fund by the Fund’s taking an opposite position thereto (“Closing Transactions”)), which would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Fund’s total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;
     (ii) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the Market Value of the Fund’s total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.
     (iii) the Fund will engage in Closing Transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date;
     (iv) the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and
     (v) when the fund writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Fund’s custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund’s broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.
     For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the MuniPreferred Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund.
     (b) For so long as any MuniPreferred are rated by Moody’s, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody’s that engaging in such transactions would not impair the ratings then assigned to the MuniPreferred by Moody’s, except that the Fund may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Bonds and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, “Moody’s Hedging Transactions”), subject to the following limitations:
     (i) the Fund will not engage in any Moody’s Hedging Transaction based on the Municipal Index (other than Closing Transactions), which would cause the Fund at the time of such transaction to own or have sold (A) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal or (B) outstanding futures contracts based on the Municipal Index having a Market Value exceeding 50% of the Market Value of all Municipal Bonds constituting Moody’s Eligible Assets owned by the Fund (other than Moody’s Eligible Assets already subject to a Moody’s Hedging Transaction);
     (ii) the Fund will not engage in any Moody’s Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold (A) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody’s Eligible Assets owned by the Fund and rated Aa by Moody’s (or, if not rated by Moody’s but rated by S&P, rated AAA by S&P) or (B) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Municipal Bonds constituting Moody’s Eligible Assets owned by the Fund (other than Moody’s Eligible Assets already subject to a Moody’s Hedging Transaction) and rated Baa or A by Moody’s (or, if not rated by Moody’s but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own the number of futures contracts that underlie any outstanding options written by the Fund);
     (iii) the Fund will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;
     (iv) the Fund will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires;
     (v) the Fund will engage in Moody’s Hedging Transactions only with respect to futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;
     (vi) the Fund will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and
     (vii) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody’s Eligible Assets with an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount.
     For purposes of determining whether the Fund has Moody’s Eligible Assets with an aggregate Discounted Value that equals or exceeds the MuniPreferred Basic Maintenance Amount, the Discounted Value of Moody’s Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund which are either exchange-traded and “readily reversible” or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (a) Discounted Value and (b) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.
     For purposes of determining whether the Fund has Moody’s Eligible Assets with an aggregate Discounted Value that equals or exceeds the MuniPreferred Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody’s Eligible Assets held by the Fund: (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a futures contract, 10% of the settlement price of the futures contract; (iv) where the Fund is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract; (v) the settlement price of the underlying futures contract if the Fund writes put options on a futures contract; and (vi) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.
     (c) For so long as any MuniPreferred are rated by Moody’s, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody’s Hedging Transactions that are permitted under Section 13(b) of this Statement), except that the Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued (“Forward Commitments”), subject to the following limitation:
     (i) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or VMIG-1 by Moody’s and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund’s obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund’s obligations under any Forward Commitment to which it is from time to time a party; and
     (ii) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody’s Eligible Assets with an aggregate Discounted Value equal to or greater than the MuniPreferred Maintenance Amount.
     For purposes of determining whether the Fund has Moody’s Eligible Assets with an aggregate Discounted Value that equals or exceeds the MuniPreferred Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

A-5

APPENDIX B
Ratings of Investments
     Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:
     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.
     Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
     Issue credit ratings are based in varying degrees, on the following considerations:
     1. Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     2. Nature of and provisions of the obligation; and
     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA
     An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     AA
     An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
      A
     An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     BBB
     An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     BB, B, CCC, CC, and C
     Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     BB
     An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
      B
     An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     CCC
     An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     CC
     An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

      C
     A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
      D
     An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
      r
     This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.
     N.R.
     This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings
     A-1
     A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     A-2
     A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
     A-3
     A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B
     A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
      C
     A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
      D
     A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:
Municipal Bonds
     Aaa
     Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa
     Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.
      A
     Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
     Baa
     Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any

4

great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba
     Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
      B
     Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     Caa
     Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca
     Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
      C
     Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
     #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.
     Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.
     (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.
     Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

5

Short-Term Loans
     MIG 1/VMIG 1
     This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
     MIG 2/VMIG 2
     This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     MIG 3/VMIG 3
     This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     SG
     This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     Commercial Paper
     Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:
•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
     Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

6

     Issuers rated Not Prime do not fall within any of the Prime rating categories.
     Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:
Long-Term Credit Ratings
     Investment Grade
     AAA
     Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     AA
     Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
      A
     High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     BBB
     Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
     Speculative Grade
     BB
     Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
      B
     Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

7

     CCC, CC, C
     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.
     DDD, DD, and D Default
     The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.
     Short-Term Credit Ratings
     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
     F1
     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     F2
     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     F3
     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
      B
     Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
      C
     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

8

      D
     Default. Denotes actual or imminent payment default.
Notes to Long-term and Short-term ratings:
     “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.
     ‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.
     ‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

9

APPENDIX C
TAXABLE EQUIVALENT YIELD TABLE
     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal tax rates for 2008 listed below. This table should not be considered a representation or guarantee of future results.
TAXABLE EQUIVALENT OF TAX-FREE YIELDS*
TAX-FREE YIELDS

SINGLE-		FEDERAL
RETURN	JOINT-RETURN	TAX
BRACKET	BRACKET	RATE	4.00%	4.50%	5.00%	5.50%
0-$8,025	0-$16,050	10.0%	4.44%	5.00%	5.56%	6.11%
$8,025-$32,550	$16,050-$65,100	15.0%	4.71%	5.29%	5.88%	6.47%
$32,550-$78,850	$65,100-$131,450	25.0%	5.33%	6.00%	6.67%	7.33%
$78,850-$164,550	$131,450-$200,300	28.0%	5.56%	6.25%	6.94%	7.64%
$164,550-$357,700	$200,300-$357,700	33.0%	5.97%	6.72%	7.46%	8.21%
Over $357,700	Over $357,700	35.0%	6.15%	6.92%	7.69%	8.46%

6.00%	6.50%	7.00%	7.50%
6.67%	7.22%	7.78%	8.33%
7.06%	7.65%	8.24%	8.82%
8.00%	8.67%	9.33%	10.00%
8.33%	9.03%	9.72%	10.42%
8.96%	9.70%	10.45%	11.19%
9.23%	10.00%	10.77%	11.54%

*	Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

1

Chairman’s
LETTER TO SHAREHOLDERS

Robert P. Bremner	Chairman of the Board

Dear Shareholders,
I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.
Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.
Second, I also want to report that we are very fortunate to welcome two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has replaced Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also added Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.
Third, on behalf of the entire Board, I would like you to know that we are closely monitoring the unprecedented market developments and their distressing impact on the Funds. We believe that these Funds continue to be actively and constructively managed for the long term and at the same time we are very aware that these are trying times for our investors. We appreciate the patience you have shown with the Board and with Nuveen Investments as they manage your investment through this extremely difficult period.
Fourth, again on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we’ve worked through the many difficulties involved.
Finally, I urge you to take the time to review the Portfolio Manager’s Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,

Robert P. Bremner
Chairman of the Board
December 23, 2008

Portfolio Manager’s COMMENTS

Nuveen Investments Municipal Closed-End Funds	NQI, NIO, NIF,
NPX, NVG, NEA
Portfolio manager Paul Brennan discusses U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these six insured Funds. With nineteen years of investment experience, including eleven years at Nuveen, Paul assumed portfolio management responsibility for NQI, NIO, NIF, NPX, NVG and NEA in 2006.
WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2008?
During this period, stress in the financial and credit markets led to increased price volatility for many securities, reduced liquidity and a general flight to quality. The Federal Reserve (Fed) began in September 2007 a series of interest rate cuts that lowered the fed funds rate by 325 basis points—from 5.25% to 2.00%—over an eight-month period ending April 2008. In October 2008, the Fed announced two additional reductions of 50 basis points each, bringing the fed funds rate down to 1.00%, its lowest level since 2003. (On December 16, after the end of this twelve-month period, the Fed reduced the fed funds rate target to 0.25% or less.)
The Fed’s rate-cutting actions also were a response to concerns about the pace of U.S. economic growth, as measured by the U.S. gross domestic product (GDP). After declining at an annual rate of 0.2% in the fourth quarter of 2007, GDP improved to a positive 0.9% in the first quarter of 2008 and posted growth of 2.8% in the second quarter of 2008 (all GDP numbers annualized). During the third quarter of 2008, however, GDP contracted at an annual rate of 0.5%, the biggest decrease since 2001, mainly as the result of the first decline in consumer spending since 1991 and an 18% drop in residential investment. The Consumer Price Index (CPI), driven largely by increased energy, food and transportation prices, registered a 3.7% year-over-year gain as of October 2008, while the core CPI (which excludes food and energy) rose 2.2% over this same period, above the Fed’s unofficial target of 2.0% or lower. In the labor markets, October 2008 marked the tenth consecutive month of job losses. The national unemployment rate for October 2008 was 6.5%, its highest point in more than fourteen years, up from 4.8% in October 2007.
In the municipal bond market, performance was significantly impacted by concerns about the credit markets, downgrades of municipal bond insurers, failed auctions of preferred shares and institutional investors’ need to unwind various leveraging strategies. These events created surges of selling pressure, especially in late September and early October 2008. While some investors curtailed purchases, non-traditional buyers of
Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

municipal bonds such as hedge funds, traditional buyers such as tax-exempt money market funds, and institutions were forced to sell holdings of longer-maturity bonds into a market already experiencing reduced liquidity.
Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term rates declined over this period. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds and higher quality bonds tended to outperform lower quality credits.
Another item of note in the municipal market was the U.S. Supreme Court’s May 2008 ruling that individual states could continue to offer their residents special tax treatment on municipal bonds issued within their borders. The high court’s decision preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.
Over the twelve months ended October 31, 2008, municipal bond issuance nationwide totaled $450.3 billion, a drop of 8% from the previous twelve months. The decrease during the month of October 2008 was more dramatic, with new issuance down more than 50% from that of October 2007. In 2008, insured bonds have comprised less than 20% of new supply, compared with the recent historical figure of approximately 50%. While market conditions during this period impacted the demand for municipal bonds, we continued to see demand from investors attracted by higher interest rates and yields relative to taxable bonds.
WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS?
During this twelve-month period, with the municipal market characterized by volatility and a relatively steep yield curve, we sought to capitalize on a turbulent environment by continuing to focus on finding relative value by investing for the long term, preserving and enhancing liquidity, and managing duration1 risk.
As events in the general financial markets unfolded, we found attractive opportunities in various sectors of the municipal bond market, using a fundamental approach to identify undervalued sectors and individual credits with the potential to perform well over the long term. It is important to note that, during this reporting period, our strategies for these insured Funds were designed to mitigate some of the uncertainty surrounding bond insurers (please view page 8 for more complete detail). In addition, some portfolio activity was driven by our efforts to boost liquidity or cash reserves. Especially during the commotion of September and October, we believed it was prudent to take defensive measures that would reduce the Funds’ exposure to market risk. These measures included pre-emptively selling some holdings and raising the Funds’ cash reserves.
Throughout the period, we selectively sold some holdings with shorter durations, including pre-refunded2 bonds. We also took advantage of strong bids to sell bonds

1 Duration is a measure of a bond’s price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.
2 Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

that were attractive to the retail market. Given the market environment, retail demand was often strongest for higher credit quality bonds. At all times, we were careful to balance our efforts to enhance liquidity through sales to the retail market with our focus on maintaining the credit quality of our portfolios in an uncertain market.
As a key dimension of risk management, we employed a disciplined approach to duration positioning as an important component of our overall strategy. As part of this approach, we used inverse floating rate securities3, in all of these Funds. Inverse floaters typically provide the dual benefit of bringing the Funds’ durations closer to our strategic target and enhancing their income-generation capabilities.
HOW DID THE FUNDS PERFORM?
Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.
Annualized Total Returns on Common Share Net Asset Value
For periods ended 10/31/08

	1-Year	5-Year	10-Year
NQI	-17.24%	-0.12%	2.98%
NIO	-13.45%	0.68%	3.41%
NIF	-11.92%	1.08%	3.33%
NPX	-12.98%	0.78%	3.38%
NVG	-10.64%	1.98%	N/A
NEA	-11.56%	2.13%	N/A

Lipper Insured Municipal Debt Funds Average[4]	-14.93%	0.50%	2.97%

Barclays Capital Insured Municipal Bond Index[5]	-4.13%	2.65%	4.19%

S&P National Municipal Bond Index[6]	-4.15%	2.75%	N/A
For the twelve months ended October 31, 2008, the total returns on common share NAV for NIO, NIF, NPX, NVG and NEA exceeded the average return on the Lipper Insured Municipal Debt Funds Average, while NQI lagged this average. All of the Funds underperformed the Barclays Capital Insured Municipal Bond Index and the Standard & Poor’s (S&P) National Municipal Bond Index.
Key management factors that influenced the Funds’ returns included duration positioning, credit exposure and sector allocations. In addition, a major factor affecting

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.
For additional information, see the individual Performance Overview for your Fund in this report.
3 An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.
4 The Lipper Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category (all of which are leveraged) for each period as follows: 1 year, 23 funds; 5 years, 21 funds; and 10 years, 16 funds. Fund and Lipper returns assume reinvestment of dividends.
5 The Barclays Capital (formerly Lehman Brothers) Insured Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of insured municipal bonds. Results for the Barclays Capital index do not reflect any expenses.
6 The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market.

each Fund’s performance over this period was the use of leverage. The impact of leverage is discussed in more detail on page eight.
Over the period, bonds with maturities of ten years or less outperformed the market as a whole, with bonds maturing in one to six years generally benefiting the most, while bonds with the longest maturities (twenty-two years and longer) posted the worst returns. During this period, the Funds’ varying levels of exposure to the longer part of the yield curve had a major influence on their performances relative to one another. NQI, for example, had the greatest exposure to the underperforming longer part of the curve, which hurt its performance. Conversely, NVG benefited from having the shortest duration among these Funds.
In addition, the inverse floaters used by all six of these Funds generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds’ exposure to longer maturity bonds at a time when shorter maturities were in favor in the market.
Credit exposure, especially exposure to bonds backed by municipal bond insurers, also was a factor in performance during this period. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality ratings typically performed very well. At the same time, as many investors avoided high-yield securities, bonds rated BBB or below and non-rated bonds generally posted poor returns. As of October 31, 2008, NQI, NIO, NIF and NPX all had small holdings (approximately 1.5% or less) of BBB rated bonds. This exposure was generally the result of rating downgrades on certain municipal bond insurers over the past twelve months, rather than the result of any buying by these Funds. NEA, which can invest up to 20% of their assets in uninsured investment-grade quality securities, held approximately 2% in bonds rated BBB as of October 31, 2008. The impact of these lower-rated holdings varied. Insured bonds with underlying credits that were rated BBB or non-rated, originally purchased because of the higher yields they offered and the attractiveness of the underlying credit, experienced a disproportionately negative impact (compared with bonds with underlying credits rated AA or A) if the insurer backing the bond was downgraded from AAA.
Sectors of the market that generally helped the Funds’ performances included general obligation bonds, water and sewer, and utilities. Pre-refunded bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. Holdings of pre-refunded bonds ranged from 22% to 32% among these Funds, with NIO and NVG having the heaviest weightings of these issues and NQI the smallest.
In general, bonds that carried any credit risk, regardless of sector, continued to post weak performance. Revenue bonds as a whole, and the industrial development sector in particular, underperformed the general municipal market. Next to the industrial development sector, zero coupon bonds were among the worst performing categories, followed by the health care and housing sectors.
IMPACT OF THE FUNDS’ CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE
In addition to the factors mentioned above, one of the primary factors negatively impacting the annual returns of these Funds relative to those of the unleveraged indexes was the Funds’ use of financial leverage. While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund’s portfolio. During this period, as yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, at various points during the twelve-month period, the Funds’ borrowing costs were relatively high, negatively impacting their total returns. In the turbulent market environment of the past twelve months, the impact of any valuation change in the Fund’s holdings – whether positive or negative – was magnified by the use of leverage.
RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES
As mentioned earlier, another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. Subsequent to the reporting period, AMBAC, MBIA and SYNCORA experienced further rating reductions while AGC and FSA received their first rating reductions by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on “negative outlook” or “negative credit watch,” which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies – especially those bonds with weaker underlying credits – declined, detracting from the Funds’ performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.
RECENT CHANGES TO INVESTMENT POLICIES OF NUVEEN INSURED FUNDS
During March 2008, the Nuveen Fund Board approved changes to the investment policies of all of the Nuveen insured municipal closed-end Funds. The new policies require that (1) at least 80% of a Fund’s net assets (including net assets attributable to auction rate preferred shares) must be invested in insured municipal bonds guaranteed by insurers rated A or better by at least one rating agency at the time of purchase; (2) at least 80% of a Fund’s net assets (including net assets attributable to auction rate preferred shares) must be invested in municipal bonds rated AA or better by at least one rating agency (with or without insurance), deemed to be of comparable quality by the Adviser, or backed by an escrow or trust containing sufficient U.S. government or government agency securities or U.S. Treasury-issued state and local government securities at the time of purchase; and (3) up to 20% of a Fund’s net assets (including net assets attributable to auction rate preferred shares) may be invested in uninsured municipal bonds rated below AA by at least one rating agency or deemed to be of comparable quality by the Adviser at the time of purchase. These policy changes are designed to increase portfolio manager flexibility and retain the insured nature of the Funds’ investment portfolios for current and future environments.
RECENT DEVELOPMENTS IN THE MARKET ENVIRONMENT
Beginning in October, the nation’s financial institutions and financial markets—including the municipal bond market—experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds’ net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This de-leveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.
Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging and a supply overhang as a large amount of new issues were postponed would cause selling pressure to persist for a period of time. In addition to falling prices, these market conditions resulted in greater price volatility of municipal bonds; wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, and although liquidity improved considerably over ensuing weeks, it may reoccur if financial turmoil persists or worsens.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS
Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions “failed to clear’’ and that many or all auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the auction rate preferred shares.
On June 11, 2008, Nuveen announced the Fund Board’s approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal Funds’ outstanding auction rate preferred shares, for which auctions have been failing for several months. This plan included an initial phase of approximately $1 billion in forty-one Funds. During the twelve-month reporting period, NQI, NIO, NIF, NVG and NEA redeemed $19,575,000, $56,650,000, $6,050,000, $6,025,000 and $11,200,000 of their outstanding auction rate preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.
On August 7, 2008, NPX issued par redemption notices for all outstanding shares of its auction rate preferred securities totaling $268.9 million. These redemptions were achieved through the issuance of $219 million of variable rate demand preferred shares (VRDP) and the proceeds from the creation of TOBs. VRDP is a new instrument designed to replace the auction rate preferred securities used as leverage in many Nuveen closed-end funds. VRDP is offered only to qualified institutional buyers, as defined pursuant to Rule 144A under the Securities Act of 1933.
For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
INFORMATION
During the twelve-month period ended October 31, 2008, there was one dividend increase in NQI, NIO, NIF and NVG, while the dividends of NPX and NEA remained stable throughout the reporting period.
Due to capital gains generated by normal portfolio activity, common shareholders of NIO received a long-term capital gains distribution of $0.0019 per share at the end of December 2007.
All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2008, NQI, NIO, NIF, NPX and NVG had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes. NEA had a zero UNII balance for tax purposes and a negative UNII balance for financial statement purposes.
The Funds’ Board of Directors/Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase up to 10% of its common shares. As of October 31, 2008, the Funds had not repurchased any of their outstanding common shares.
As of October 31, 2008, the Funds’ common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

	10/31/08	Twelve-Month Average
	Discount	Discount
NQI	-4.54%	-7.09%
NIO	-10.01%	-9.50%
NIF	-10.77%	-11.44%
NPX	-16.07%	-11.82%
NVG	-11.13%	-11.28%
NEA	-7.84%	-5.33%

NQI Performance OVERVIEW	Nuveen Insured Quality Municipal Fund, Inc. as of October 31, 2008
Fund Snapshot

Common Share Price	$11.15

Common Share Net Asset Value	$11.68

Premium/(Discount) to NAV	-4.54%

Market Yield	6.62%

Taxable-Equivalent Yield[4]	9.19%

Net Assets Applicable to Common Shares ($000)	$447,463

Average Effective Maturity on Securities (Years)	15.93

Leverage-Adjusted Duration	16.70

Average Annual Total Return
(Inception 12/19/90)

	On Share Price	On NAV

1-Year	-13.35%	-17.24%

5-Year	-1.74%	-0.12%

10-Year	2.87%	2.98%

States
(as a % of total investments)

California	17.8%

Texas	11.2%

Illinois	10.9%

New York	9.9%

Washington	7.4%

Florida	5.0%

Kentucky	3.8%

Nevada	3.4%

Louisiana	2.4%

Massachusetts	2.3%

Hawaii	2.2%

Colorado	2.1%

Ohio	2.0%

Other	19.6%

Industries
(as a % of total investments)

U.S. Guaranteed	20.2%

Transportation	18.1%

Tax Obligation/Limited	17.4%

Tax Obligation/General	15.0%

Health Care	9.7%

Utilities	6.9%

Other	12.7%

Insurers
(as a % of total Insured investments)

MBIA	32.4%

AMBAC	27.4%

FSA	21.7%

FGIC	16.7%

SYNCORA	1.6%

AGC	0.2%

Credit Quality (as a % of total investments)1,2,3
2007-2008 Monthly Tax-Free Dividends Per Common Share
Common Share Price Performance — Weekly Closing Price

1	Excluding short-term investments

2	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

3	At least 80% of the Fund’s net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 — Insurance, for more information.

4	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NIO Performance OVERVIEW	Nuveen Insured Municipal Opportunity Fund, Inc. as of October 31, 2008
Credit Quality (as a % of total investments)1,2
2007-2008 Monthly Tax-Free Dividends Per Common Share4
Common Share Price Performance — Weekly Closing Price

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FSA, FGIC, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	At least 80% of the Fund’s net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 — Insurance, for more information.

3	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	The Fund paid shareholders a capital gains distribution in December 2007 of $0.0019 per share.
Fund Snapshot

Common Share Price	$11.15

Common Share Net Asset Value	$12.39

Premium/(Discount) to NAV	-10.01%

Market Yield	6.35%

Taxable-Equivalent Yield[3]	8.82%

Net Assets Applicable to Common Shares ($000)	$1,005,218

Average Effective Maturity on Securities (Years)	14.25

Leverage-Adjusted Duration	14.65

Average Annual Total Return
(Inception 9/19/91)

	On Share Price	On NAV

1-Year	-13.17%	-13.45%

5-Year	-0.83%	0.68%

10-Year	2.23%	3.41%

States
(as a % of total investments)

California	19.1%

Texas	9.4%

Alabama	6.8%

Nevada	5.1%

Colorado	4.7%

Michigan	4.4%

New York	4.0%

South Carolina	4.0%

Florida	3.8%

Massachusetts	3.6%

Louisiana	3.5%

Illinois	3.5%

Indiana	2.6%

Pennsylvania	2.0%

Washington	1.9%

Oklahoma	1.9%

Other	19.7%

Industries
(as a % of total investments)

U.S. Guaranteed	29.2%

Tax Obligation/Limited	17.8%

Tax Obligation/General	12.9%

Transportation	12.5%

Utilities	8.9%

Water and Sewer	7.3%

Health Care	5.7%

Other	5.7%

Insurers
(as a % of total Insured investments)

MBIA	30.7%

FGIC	29.9%

AMBAC	22.6%

FSA	12.2%

SYNCORA	4.5%

CIFG	0.1%

NIF Performance OVERVIEW	Nuveen Premier Insured Municipal Income Fund, Inc. as of October 31, 2008
Fund Snapshot

Common Share Price	$11.19

Common Share Net Asset Value	$12.54

Premium/(Discount) to NAV	-10.77%

Market Yield	5.95%

Taxable-Equivalent Yield[3]	8.26%

Net Assets Applicable to Common Shares ($000)	$243,589

Average Effective Maturity on Securities (Years)	13.25

Leverage-Adjusted Duration	13.96

Average Annual Total Return
(Inception 12/19/91)

	On Share Price	On NAV

1-Year	-11.12%	-11.92%

5-Year	-0.71%	1.08%

10-Year	1.94%	3.33%

States
(as a % of total investments)

California	22.7%

Illinois	11.5%

Washington	11.0%

Colorado	7.1%

Texas	6.4%

New York	4.4%

Nevada	3.1%

Oregon	2.6%

Hawaii	2.5%

Tennessee	2.5%

Florida	2.4%

Michigan	2.3%

Indiana	2.3%

Other	19.2%

Industries
(as a % of total investments)

Tax Obligation/General	24.0%

U.S. Guaranteed	22.0%

Transportation	17.0%

Tax Obligation/Limited	15.3%

Health Care	6.8%

Utilities	6.0%

Water and Sewer	5.0%

Other	3.9%

Insurers
(as a % of total Insured investments)

MBIA	31.5%

FGIC	30.3%

AMBAC	21.0%

FSA	16.7%

CIFG	0.5%

Credit Quality (as a % of total investments)1,2
2007-2008 Monthly Tax-Free Dividends Per Common Share
Common Share Price Performance — Weekly Closing Price

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	At least 80% of the Fund’s net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 — Insurance, for more information.

3	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NPX Performance OVERVIEW	Nuveen Insured Premium Income Municipal Fund 2 as of October 31, 2008
Credit Quality (as a % of total investments)1,2
2007-2008 Monthly Tax-Free Dividends Per Common Share
Common Share Price Performance — Weekly Closing Price

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	At least 80% of the Fund’s net assets (including net assets attributable to Variable Rate Demand Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 — Insurance, for more information.

3	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.
Fund Snapshot

Common Share Price	$9.56

Common Share Net Asset Value	$11.39

Premium/(Discount) to NAV	-16.07%

Market Yield	6.46%

Taxable-Equivalent Yield[3]	8.97%

Net Assets Applicable to Common Shares ($000)	$425,557

Average Effective Maturity on Securities (Years)	13.69

Leverage-Adjusted Duration	14.28

Average Annual Total Return
(Inception 7/22/93)

	On Share Price	On NAV

1-Year	-17.17%	-12.98%

5-Year	-2.16%	0.78%

10-Year	2.22%	3.38%

States
(as a % of total investments)

California	14.3%

Texas	10.9%

Pennsylvania	8.4%

New York	7.2%

Colorado	6.7%

Hawaii	5.1%

Washington	4.4%

New Jersey	4.1%

Wisconsin	3.9%

Louisiana	3.1%

North Dakota	2.5%

Georgia	2.5%

Alabama	2.3%

Oregon	2.3%

Arizona	2.2%

Other	20.1%

Industries
(as a % of total investments)

U.S. Guaranteed	20.5%

Utilities	19.8%

Tax Obligation/Limited	13.5%

Transportation	10.7%

Tax Obligation/General	10.6%

Water and Sewer	8.5%

Education and Civic Organizations	7.4%

Health Care	5.7%

Other	3.3%

Insurers
(as a % of total Insured investments)

AMBAC	26.6%

MBIA	25.7%

FSA	23.4%

FGIC	19.6%

SYNCORA	4.7%

NVG Performance OVERVIEW	Nuveen Insured Dividend Advantage Municipal Fund as of October 31, 2008
Fund Snapshot

Common Share Price	$11.42

Common Share Net Asset Value	$12.85

Premium/(Discount) to NAV	-11.13%

Market Yield	6.30%

Taxable-Equivalent Yield[4]	8.75%

Net Assets Applicable to Common Shares ($000)	$383,035

Average Effective Maturity on Securities (Years)	12.23

Leverage-Adjusted Duration	13.31

Average Annual Total Return
(Inception 3/25/02)

	On Share Price	On NAV

1-Year	-12.11%	-10.64%

5-Year	0.75%	1.98%

Since

Inception	1.90%	4.13%

States
(as a % of municipal bonds)3

Texas	15.5%

Indiana	11.2%

Washington	9.6%

California	9.0%

Florida	7.6%

Illinois	7.5%

Tennessee	7.0%

Colorado	3.7%

New York	3.1%

Alabama	3.0%

Louisiana	3.0%

Other	19.8%

Industries
(as a % of total investments)3

U.S. Guaranteed	30.0%

Transportation	14.1%

Tax Obligation/General	11.8%

Tax Obligation/Limited	11.3%

Utilities	9.5%

Health Care	7.3%

Water and Sewer	5.4%

Education and Civic Organizations	5.1%

Other	5.5%

Insurers
(as a % of total Insured investments)

MBIA	35.2%

AMBAC	26.6%

FSA	21.4%

FGIC	15.3%

CIFG	1.4%

SYNCORA	0.1%

Credit Quality (as a % of municipal bonds)1,2,3
2007-2008 Monthly Tax-Free Dividends Per Common Share
Common Share Price Performance — Weekly Closing Price

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	At least 80% of the Fund’s net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 — Insurance, for more information.

3	Excluding derivative transactions.

4	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NEA Performance OVERVIEW	Nuveen Insured Tax-Free Advantage Municipal Fund as of October 31, 2008
Credit Quality (as a % of total investments)1,2
2007-2008 Monthly Tax-Free Dividends Per Common Share
Common Share Price Performance — Weekly Closing Price

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	At least 80% of the Fund’s net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 — Insurance, for more information.

3	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.
Fund Snapshot

Common Share Price	$11.40

Common Share Net Asset Value	$12.37

Premium/(Discount) to NAV	-7.84%

Market Yield	6.21%

Taxable-Equivalent Yield[3]	8.63%

Net Assets Applicable to Common Shares ($000)	$229,075

Average Effective Maturity on Securities (Years)	15.46

Leverage-Adjusted Duration	16.73

Average Annual Total Return
(Inception 11/21/02)

	On Share Price	On NAV

1-Year	-15.97%	-11.56%

5-Year	0.30%	2.13%

Since Inception	0.89%	2.95%

States
(as a % of total investments)

California	15.4%

Washington	8.6%

Texas	8.1%

Michigan	7.9%

Indiana	7.0%

New York	6.9%

Alabama	6.0%

Pennsylvania	5.4%

Colorado	4.7%

Wisconsin	4.5%

South Carolina	3.6%

Arizona	3.5%

Other	18.4%

Industries
(as a % of total investments)

U.S. Guaranteed	25.0%

Tax Obligation/Limited	20.6%

Tax Obligation/General	16.2%

Health Care	11.9%

Utilities	9.4%

Transportation	6.4%

Water and Sewer	5.7%

Other	4.8%

Insurers
(as a % of total Insured investments)

MBIA	36.5%

AMBAC	27.9%

FSA	21.7%

FGIC	8.7%

SYNCORA	3.2%

RAAI	2.0%

NQI NIO NIF	Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on June 30, 2008; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment
Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to July
28, 2008, and additionally adjourned to August 29, 2008. The meeting for NQI, NIO, NIF, NPX and NVG adjourned again to September 30, 2008, and additionally adjourned to October 28, 2008, for NQI, NIO, NIF and NVG.

	NQI		NIO		NIF
	Common and	Auction Rate	Common and	Auction Rate	Common and	Auction Rate
	Auction Rate	Preferred	Auction Rate	Preferred	Auction Rate	Preferred
	Preferred shares	shares voting	Preferred shares	shares voting	Preferred shares	shares voting
	voting together	together	voting together	together	voting together	together
	as a class	as a class	as a class	as a class	as a class	as a class

To approve the elimination of the fundamental policy relating to insured/uninsured bonds.
For	—	—	38,593,073	10,215	9,158,224	4,125
Against	—	—	2,106,527	1,521	642,563	868
Abstain	—	—	1,657,725	440	327,058	119
Broker Non-Votes	—	—	10,204,329	10,266	2,826,285	502

Total	—	—	52,561,654	22,442	12,954,130	5,614

To approve the fundamental policy relating to Municipal Obligations not more than 20% of Fund Assets.
For	18,053,642	4,457	—	—	—	—
Against	906,231	500	—	—	—	—
Abstain	792,845	192	—	—	—	—
Broker Non-Votes	5,238,842	6,109	—	—	—	—

Total	24,991,560	11,258	—	—	—	—

To approve the elimination of the fundamental policy relating to Municipal Obligations not more than 20% of Fund Assets.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—

Total	—	—	—	—	—	—

To approve the elimination of the fundamental policy relating to tax-exempt Municipal Obligations.
For	18,017,711	4,376	—	—	—	—
Against	940,547	520	—	—	—	—
Abstain	794,460	253	—	—	—	—
Broker Non-Votes	5,238,842	6,109	—	—	—	—

Total	24,991,560	11,258	—	—	—	—

To approve the elimination of the fundamental policy relating to rated portfolio insurance.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—

Total	—	—	—	—	—	—

To approve the elimination of the fundamental policy relating to tax-exempt municipal bonds.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—

Total	—	—	—	—	—	—

	NQI		NIO		NIF
	Common and	Auction Rate	Common and	Auction Rate	Common and	Auction Rate
	Auction Rate	Preferred	Auction Rate	Preferred	Auction Rate	Preferred
	Preferred shares	shares voting	Preferred shares	shares voting	Preferred shares	shares voting
	voting together	together	voting together	together	voting together	together
	as a class	as a class	as a class	as a class	as a class	as a class

To approve the new fundamental policy relating to tax-exempt securities.
For	18,262,758	4,452	39,115,864	10,375	9,217,792	4,008
Against	733,464	497	1,745,414	1,373	595,458	893
Abstain	756,496	200	1,496,047	428	314,595	211
Broker Non-Votes	5,238,842	6,109	10,204,329	10,266	2,826,285	502

Total	24,991,560	11,258	52,561,654	22,442	12,954,130	5,614

Approval of the Board Members was reached as follows:
John P. Amboian
For	24,138,594	—	50,851,391	—	12,373,855	—
Withhold	852,966	—	1,710,263	—	580,275	—

Total	24,991,560	—	52,561,654	—	12,954,130	—

Robert P. Bremner
For	24,140,676	—	50,835,028	—	12,362,075	—
Withhold	850,884	—	1,726,626	—	592,055	—

Total	24,991,560	—	52,561,654	—	12,954,130	—

Jack B. Evans
For	24,137,763	—	50,831,992	—	12,364,595	—
Withhold	853,797	—	1,729,662	—	589,535	—

Total	24,991,560	—	52,561,654	—	12,954,130	—

William C. Hunter
For	—	10,677	—	21,296	—	5,267
Withhold	—	581	—	1,146	—	347

Total	—	11,258	—	22,442	—	5,614

David J. Kundert
For	24,131,327	—	50,829,064	—	12,359,416	—
Withhold	860,233	—	1,732,590	—	594,714	—

Total	24,991,560	—	52,561,654	—	12,954,130	—

William J. Schneider
For	—	10,677	—	21,297	—	5,266
Withhold	—	581	—	1,145	—	348

Total	—	11,258	—	22,442	—	5,614

Judith M. Stockdale
For	24,138,923	—	50,826,156	—	12,370,934	—
Withhold	852,637	—	1,735,498	—	583,196	—

Total	24,991,560	—	52,561,654	—	12,954,130	—

Carole E. Stone
For	24,127,155	—	50,804,301	—	12,368,807	—
Withhold	864,405	—	1,757,353	—	585,323	—

Total	24,991,560	—	52,561,654	—	12,954,130	—

Terence J. Toth
For	24,136,883	—	50,807,314	—	12,364,670	—
Withhold	854,677	—	1,754,340	—	589,460	—

Total	24,991,560	—	52,561,654	—	12,954,130	—

NPX NVG NEA	Shareholder MEETING REPORT (continued)

	NPX		NVG		NEA
	Common and	Auction Rate	Common and	Auction Rate	Common and	Auction Rate
	Auction Rate	Preferred	Auction Rate	Preferred	Auction Rate	Preferred
	Preferred shares	shares voting	Preferred shares	shares voting	Preferred shares	shares voting
	voting together	together	voting together	together	voting together	together
	as a class	as a class	as a class	as a class	as a class	as a class

To approve the elimination of the fundamental policy relating to insured/uninsured bonds.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—

Total	—	—	—	—	—	—

To approve the fundamental policy relating to Municipal Obligations not more than 20% of Fund Assets.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—

Total	—	—	—	—	—	—

To approve the elimination of the fundamental policy relating to Municipal Obligations not more than 20% of Fund Assets.
For	17,552,122	5,467	—	—	—	—
Against	1,120,303	1,014	—	—	—	—
Abstain	671,386	228	—	—	—	—
Broker Non-Votes	6,050,142	2,357	—	—	—	—

Total	25,393,953	9,066	—	—	—	—

To approve the elimination of the fundamental policy relating to tax-exempt Municipal Obligations.
For	17,569,702	5,602	—	—	—	—
Against	1,110,346	902	—	—	—	—
Abstain	663,763	205	—	—	—	—
Broker Non-Votes	6,050,142	2,357	—	—	—	—

Total	25,393,953	9,066	—	—	—	—

To approve the elimination of the fundamental policy relating to rated portfolio insurance.
For	17,476,989	5,515	—	—	—	—
Against	1,179,386	968	—	—	—	—
Abstain	687,436	226	—	—	—	—
Broker Non-Votes	6,050,142	2,357	—	—	—	—

Total	25,393,953	9,066	—	—	—	—

To approve the elimination of the fundamental policy relating to tax-exempt municipal bonds.
For	—	—	14,082,658	3,838	8,809,154	3,059
Against	—	—	1,041,372	504	405,719	252
Abstain	—	—	633,996	139	363,712	160
Broker Non-Votes	—	—	4,097,830	3,699	3,075,776	1,864

Total	—	—	19,855,856	8,180	12,654,361	5,335

	NPX		NVG		NEA
	Common and	Auction Rate	Common and	Auction Rate	Common and	Auction Rate
	Auction Rate	Preferred	Auction Rate	Preferred	Auction Rate	Preferred
	Preferred shares	shares voting	Preferred shares	shares voting	Preferred shares	shares voting
	voting together	together	voting together	together	voting together	together
	as a class	as a class	as a class	as a class	as a class	as a class

To approve the new fundamental policy relating to tax-exempt securities.
For	17,677,608	5,675	14,205,802	3,849	8,849,483	3,063
Against	1,003,169	809	921,336	500	352,769	254
Abstain	663,034	225	630,888	132	376,333	154
Broker Non-Votes	6,050,142	2,357	4,097,830	3,699	3,075,776	1,864

Total	25,393,953	9,066	19,855,856	8,180	12,654,361	5,335

Approval of the Board Members was reached as follows:
John P. Amboian
For	24,463,837	—	18,937,253	—	12,358,285	—
Withhold	930,116	—	918,603	—	296,076	—

Total	25,393,953	—	19,855,856	—	12,654,361	—

Robert P. Bremner
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—

Total	—	—	—	—	—	—

Jack B. Evans
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—

Total	—	—	—	—	—	—

William C. Hunter
For	—	8,622	—	7,781	—	4,928
Withhold	—	444	—	399	—	407

Total	—	9,066	—	8,180	—	5,335

David J. Kundert
For	24,474,394	—	18,939,577	—	12,349,136	—
Withhold	919,559	—	916,279	—	305,225	—

Total	25,393,953	—	19,855,856	—	12,654,361	—

William J. Schneider
For	—	8,622	—	7,777	—	4,923
Withhold	—	444	—	403	—	412

Total	—	9,066	—	8,180	—	5,335

Judith M. Stockdale
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—

Total	—	—	—	—	—	—

Carole E. Stone
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—

Total	—	—	—	—	—	—

Terence J. Toth
For	24,470,860	—	18,937,704	—	12,356,695	—
Withhold	923,093	—	918,152	—	297,666	—

Total	25,393,953	—	19,855,856	—	12,654,361	—

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Board of Directors/Trustees and Shareholders
Nuveen Insured Quality Municipal Fund, Inc.
Nuveen Insured Municipal Opportunity Fund, Inc.
Nuveen Premier Insured Municipal Income Fund, Inc.
Nuveen Insured Premium Income Municipal Fund 2
Nuveen Insured Dividend Advantage Municipal Fund
Nuveen Insured Tax-Free Advantage Municipal Fund
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, and Nuveen Insured Tax-Free Advantage Municipal Fund (the “Funds”) as of October 31, 2008, and the related statements of operations and cash flows (Nuveen Insured Premium Income Municipal Fund 2 only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, and Nuveen Insured Tax- Free Advantage Municipal Fund at October 31, 2008, the results of their operations and cash flows (Nuveen Nuveen Insured Premium Income Municipal Fund 2 only) for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 23, 2008

NQI	Nuveen Insured Quality Municipal Fund, Inc.
Portfolio of INVESTMENTS
October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Alabama — 1.9% (1.1% of Total Investments)
$1,135	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2002B, 5.250%, 1/01/20 (Pre-refunded 1/01/13) — MBIA Insured	1/13 at 100.00	AAA	$1,225,267
7,500	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 — MBIA Insured	6/15 at 100.00	A2	7,073,100

8,635	Total Alabama			8,298,367

	Arizona — 3.0% (1.7% of Total Investments)
2,750	Mesa, Arizona, Utility System Revenue Bonds, Reset Option Longs, Series 11032 — 11034, 8.606%, 7/01/31 — FSA Insured (IF)	7/17 at 100.00	Aa3	444,400
9,200	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 — FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA	7,200,564
8,755	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 — FGIC Insured	No Opt. Call	AA	5,824,964

20,705	Total Arizona			13,469,928

	Arkansas — 0.9% (0.5% of Total Investments)
4,250	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/24 — MBIA Insured	11/14 at 100.00	Aa3	4,162,960

	California — 30.9% (17.8% of Total Investments)
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
35	5.000%, 12/01/24 (Pre-refunded 12/01/14) — MBIA Insured	12/14 at 100.00	AAA	38,190
35	5.000%, 12/01/26 (Pre-refunded 12/01/14) — MBIA Insured	12/14 at 100.00	AAA	38,190
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
4,010	5.000%, 12/01/24 — MBIA Insured	12/14 at 100.00	AAA	3,953,218
3,965	5.000%, 12/01/26 — MBIA Insured	12/14 at 100.00	AAA	3,818,612
1,275	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.250%, 10/01/23 — MBIA Insured	10/15 at 100.00	Aa3	1,268,421
13,175	California Pollution Control Financing Authority, Revenue Refunding Bonds, Southern California Edison Company, Series 1999A, 5.450%, 9/01/29 — MBIA Insured	9/09 at 101.00	AA	11,772,258
13,445	California State, General Obligation Bonds, Series 2002, 5.000%, 4/01/27 — AMBAC Insured	4/12 at 100.00	AA	12,821,690
7,055	California State, General Obligation Bonds, Series 2002, 5.000%, 4/01/27 (Pre-refunded 4/01/12) — AMBAC Insured	4/12 at 100.00	AAA	7,539,396
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 — AMBAC Insured	4/14 at 100.00	AA	4,625
3,745	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) — AMBAC Insured	4/14 at 100.00	AAA	4,057,370
8,000	California, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 — MBIA Insured	10/12 at 100.00	AA	7,361,360
2,340	Cerritos Public Financing Authority, California, Tax Allocation Revenue Bonds, Los Cerritos Redevelopment Projects, Series 2002A, 5.000%, 11/01/24 — AMBAC Insured	11/17 at 102.00	AA	2,160,311

NQI	Nuveen Insured Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	California (continued)
$5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 — FGIC Insured	No Opt. Call	AA	$1,992,150
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
22,985	0.000%, 1/15/24 — MBIA Insured	1/10 at 44.52	AA	6,952,963
22,000	0.000%, 1/15/31 — MBIA Insured	1/10 at 29.11	AA	3,684,560
50,000	0.000%, 1/15/37 — MBIA Insured	1/10 at 20.19	AA	4,949,500
5,000	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.125%, 3/01/32 — AMBAC Insured	3/12 at 101.00	AA	4,431,100
2,125	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, Trust 2448, 0.891%, 6/01/35 — FGIC Insured (IF)	6/15 at 100.00	A	94,393
5,795	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 — FSA Insured	No Opt. Call	AAA	2,130,706
5,348	Moreno Valley Public Finance Authority, California, GNMA Collateralized Assisted Living Housing Revenue Bonds, CDC Assisted Living Project, Series 2000A, 7.500%, 1/20/42	1/12 at 105.00	Aaa	5,671,394
5,190	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 — MBIA Insured (ETM)	2/09 at 100.00	AA (4)	5,568,247
3,615	Pasadena Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2003D, 5.000%, 5/01/24 (Pre-refunded 5/01/13) — MBIA Insured	5/13 at 100.00	AA (4)	3,913,274
2,590	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/25 — SYNCORA GTY Insured	10/14 at 100.00	BBB	2,322,065
2,000	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2004A, 5.000%, 9/01/21 — SYNCORA GTY Insured	9/14 at 100.00	A3	1,915,760
	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A:
7,200	5.125%, 5/01/21 — MBIA Insured (Alternative Minimum Tax)	5/11 at 100.00	AA	6,207,264
12,690	5.250%, 5/01/31 — MBIA Insured (Alternative Minimum Tax)	5/11 at 100.00	AA	10,095,403
	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2005A:
2,000	5.000%, 7/01/21 — MBIA Insured	7/15 at 100.00	AA+	2,002,100
3,655	5.000%, 7/01/22 — MBIA Insured	7/15 at 100.00	AA+	3,636,871
3,840	5.000%, 7/01/23 — MBIA Insured	7/15 at 100.00	AA+	3,792,614
8,965	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 — MBIA Insured	8/17 at 100.00	AA	6,831,958
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/23 — FGIC Insured	No Opt. Call	A+	1,432,760
1,000	Sierra Joint Community College District, Tahoe Truckee, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2005A, 5.000%, 8/01/27 — FGIC Insured	8/14 at 100.00	A+	927,520
1,575	Sierra Joint Community College District, Western Nevada, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2005A, 5.000%, 8/01/27 — FGIC Insured	8/14 at 100.00	A+	1,460,844
3,600	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 — MBIA Insured	8/15 at 100.00	AA	3,372,156

236,758	Total California			138,219,243

	Colorado — 2.4% (1.4% of Total Investments)
2,015	Board of Trustees of the University of Northern Colorado, Revenue Bonds, Series 2005, 5.000%, 6/01/22 — FSA Insured	6/15 at 100.00	AAA	1,972,161
	Denver, Colorado, Airport Revenue Bonds, Trust 2365:
1,340	2.901%, 11/15/23 — FGIC Insured (IF)	11/16 at 100.00	AA	923,662
825	1.184%, 11/15/24 — FGIC Insured (IF)	11/16 at 100.00	AA	558,212
1,085	1.186%, 11/15/25 — FGIC Insured (IF)	11/16 at 100.00	AA	699,196

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Colorado (continued)
$9,780	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 - MBIA Insured	No Opt. Call	AA	$1,837,369
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 - MBIA Insured	No Opt. Call	AA	2,751,800
1,250	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 — FSA Insured (UB)	12/14 at 100.00	Aa3	1,216,225
1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 - FGIC Insured	6/15 at 100.00	AA	927,700

27,295	Total Colorado			10,886,325

	District of Columbia — 0.5% (0.3% of Total Investments)
1,335	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606, 1.947%, 10/01/30 — AMBAC Insured (IF)	10/16 at 100.00	AA	627,597
3,920	Washington District of Columbia Convention Center Authority, Dedicated Tax Revenue Bonds, Residual Series 1730, 1731, 1736, 0.471%, 10/01/36 — AMBAC Insured (IF)	10/16 at 100.00	AA	1,509,396

5,255	Total District of Columbia			2,136,993

	Florida — 8.7% (5.0% of Total Investments)
3,450	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/24 - MBIA Insured	10/14 at 100.00	AA	3,317,969
3,250	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 — AMBAC Insured	6/13 at 101.00	AAA	3,234,010
2,550	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2008, Trust 2929, 0.054%, 6/01/38 — AGC Insured (IF)	6/18 at 101.00	AAA	1,561,518
20,000	Lee County, Florida, Airport Revenue Bonds, Series 2000A, 5.750%, 10/01/25 — FSA Insured (Alternative Minimum Tax)	10/10 at 101.00	AAA	17,759,798
4,115	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Monterey Pointe Apartments, Series 2001-2A, 5.850%, 7/01/37 — FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	3,474,953
7,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.375%, 10/01/32 — FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	5,582,220
3,780	Palm Beach County School Board, Florida, Certificates of Participation, Series 2003A, 5.000%, 8/01/16 — AMBAC Insured	8/13 at 100.00	AA	3,815,154

44,145	Total Florida			38,745,622

	Georgia — 0.2% (0.1% of Total Investments)
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 - FSA Insured	11/14 at 100.00	AAA	977,660

	Hawaii — 3.8% (2.2% of Total Investments)
1,620	Hawaii County, Hawaii, General Obligation Bonds, Series 2003A, 5.000%, 7/15/21 — FSA Insured	7/13 at 100.00	AAA	1,619,887
	Hawaii Department of Transportation, Airport System Revenue Refunding Bonds, Series 2000B:
8,785	6.625%, 7/01/18 — FGIC Insured (Alternative Minimum Tax)	7/10 at 101.00	A2	8,806,172
7,000	6.000%, 7/01/19 — FGIC Insured (Alternative Minimum Tax)	7/10 at 101.00	A2	6,658,120

17,405	Total Hawaii			17,084,179

	Illinois — 18.9% (10.9% of Total Investments)
9,500	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/15 — AMBAC Insured (Alternative Minimum Tax)	1/10 at 101.00	AA	9,214,525
2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 — MBIA Insured	1/16 at 100.00	AA	2,730,589
25,000	Illinois Health Facilities Authority, Revenue Bonds, Iowa Health System, Series 2000, 5.875%, 2/15/30 — AMBAC Insured (ETM)	2/10 at 101.00	Aa3 (4)	25,714,496

NQI	Nuveen Insured Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Illinois (continued)
$13,275	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 5.250%, 5/01/26 — FSA Insured	5/11 at 100.00	AAA	$13,214,864
15,785	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.250%, 4/01/27 — FSA Insured	4/12 at 100.00	AAA	15,655,563
18,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/24 — MBIA Insured	No Opt. Call	AAA	7,250,940
10,000	University of Illinois, Certificates of Participation, Utility Infrastructure Projects, Series 2001B, 5.250%, 8/15/21 (Pre-refunded 8/15/11) — AMBAC Insured	8/11 at 100.00	AA (4)	10,652,700

94,435	Total Illinois			84,433,677

	Indiana — 2.6% (1.5% of Total Investments)
3,730	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 — MBIA Insured	1/17 at 100.00	AA	3,047,373
7,790	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1990A, 7.250%, 6/01/15 — AMBAC Insured	No Opt. Call	AA+	8,675,723

11,520	Total Indiana			11,723,096

	Kansas — 0.6% (0.4% of Total Investments)
3,000	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 2003, 5.000%, 10/01/21 — FGIC Insured	10/13 at 100.00	AA	2,881,200

	Kentucky — 6.7% (3.8% of Total Investments)
3,015	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 — MBIA Insured	5/15 at 100.00	AA	2,909,897
	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
2,530	6.150%, 10/01/27 — MBIA Insured	10/13 at 101.00	AA	2,306,196
12,060	6.150%, 10/01/28 — MBIA Insured	10/13 at 101.00	AA	10,930,702
	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
3,815	6.150%, 10/01/27 (Pre-refunded 10/01/13) — MBIA Insured	10/13 at 101.00	AA (4)	4,334,298
6,125	6.150%, 10/01/28 (Pre-refunded 10/01/13) — MBIA Insured	10/13 at 101.00	AA (4)	6,958,735
2,230	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/23 (Pre-refunded 8/01/15) — FSA Insured	8/15 at 100.00	AAA	2,413,685

29,775	Total Kentucky			29,853,513

	Louisiana — 4.2% (2.4% of Total Investments)
	Louisiana State, Gasoline Tax Revenue Bonds, Series 2006:
11,325	4.750%, 5/01/39 — FSA Insured (UB)	5/16 at 100.00	Aa3	9,193,295
8,940	4.500%, 5/01/41 — FGIC Insured (UB)	5/16 at 100.00	Aa3	6,854,209
10	Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, Residuals 660-1, 10.855%, 5/01/41 — FGIC Insured (IF)	5/16 at 100.00	Aa3	668
5	Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, Residuals 660-3, 10.838%, 5/01/41 — FGIC Insured (IF)	5/16 at 100.00	Aa3	334
2,910	Orleans Levee District, Louisiana, Levee District General Obligation Bonds, Series 1986, 5.950%, 11/01/15 — FSA Insured	12/08 at 100.00	AAA	2,913,667

23,190	Total Louisiana			18,962,173

	Maine — 1.8% (1.1% of Total Investments)
555	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1999B, 6.000%, 7/01/29 — MBIA Insured	7/09 at 101.00	Aaa	559,557

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Maine (continued)
$7,445	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1999B, 6.000%, 7/01/29 (Pre-refunded 7/01/09) — MBIA Insured	7/09 at 101.00	Aaa	$7,734,611

8,000	Total Maine			8,294,168

	Maryland — 1.9% (1.1% of Total Investments)
2,100	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 — MBIA Insured	7/16 at 100.00	AA	1,455,909
7,535	Maryland Transportation Authority, Airport Parking Revenue Bonds, Baltimore-Washington International Airport Passenger Facility, Series 2002B, 5.500%, 3/01/18 — AMBAC Insured (Alternative Minimum Tax)	3/12 at 101.00	AA	7,132,556

9,635	Total Maryland			8,588,465

	Massachusetts — 3.1% (1.8% of Total Investments)
5,000	Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27 (Pre-refunded 7/01/12) — FGIC Insured	7/12 at 100.00	AAA	5,345,450
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, 4.500%, 8/01/46 — FSA Insured (UB)	2/17 at 100.00	Aa2	2,673,144
	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
1,250	5.250%, 1/01/21 (Pre-refunded 1/01/14) — FGIC Insured	1/14 at 100.00	A (4)	1,300,013
1,000	5.250%, 1/01/22 (Pre-refunded 1/01/14) — FGIC Insured	1/14 at 100.00	A (4)	1,040,010
1,195	5.250%, 1/01/23 (Pre-refunded 1/01/14) — FGIC Insured	1/14 at 100.00	A (4)	1,242,812
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) — FGIC Insured	1/14 at 100.00	A (4)	2,080,020

13,910	Total Massachusetts			13,681,449

	Michigan — 0.9% (0.5% of Total Investments)
4,750	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1999A, 5.550%, 9/01/29 — MBIA Insured (Alternative Minimum Tax)	9/09 at 102.00	AA	3,977,460

	Mississippi — 1.4% (0.8% of Total Investments)
2,715	Harrison County Wastewater Management District, Mississippi, Revenue Refunding Bonds, Wastewater Treatment Facilities, Series 1991B, 7.750%, 2/01/14 — FGIC Insured (ETM)	No Opt. Call	AA (4)	3,258,326
2,545	Harrison County Wastewater Management District, Mississippi, Wastewater Treatment Facilities Revenue Refunding Bonds, Series 1991A, 8.500%, 2/01/13 — FGIC Insured (ETM)	No Opt. Call	N/R (4)	3,071,179

5,260	Total Mississippi			6,329,505

	Nebraska — 2.1% (1.2% of Total Investments)
12,155	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 — FGIC Insured (UB)	9/17 at 100.00	AA	9,553,222

	Nevada — 5.9% (3.4% of Total Investments)
33,700	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 — AMBAC Insured	1/10 at 100.00	AA	20,258,416
5,720	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.125%, 6/01/32 (Pre-refunded 6/01/12) — AMBAC Insured	6/12 at 100.00	AA (4)	6,114,852

39,420	Total Nevada			26,373,268

	New Jersey — 1.3% (0.7% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,700	5.000%, 7/01/22 — MBIA Insured	7/14 at 100.00	AA	1,657,177
1,700	5.000%, 7/01/23 — MBIA Insured	7/14 at 100.00	AA	1,646,637
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 — FGIC Insured	7/13 at 100.00	AA	2,470,425

5,900	Total New Jersey			5,774,239

NQI	Nuveen Insured Quality Municipal Fund, Inc. (continued) Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	New Mexico — 1.4% (0.8% of Total Investments)
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
$1,420	5.000%, 6/01/22 — AMBAC Insured	6/14 at 100.00	AA+	$1,413,014
3,290	5.000%, 6/01/23 — AMBAC Insured	6/14 at 100.00	AA+	3,246,309
1,530	New Mexico State University, Revenue Bonds, Series 2004, 5.000%, 4/01/23 — AMBAC Insured	4/14 at 100.00	AA	1,509,835

6,240	Total New Mexico			6,169,158

	New York — 15.7% (9.1% of Total Investments)
11,760	Dormitory Authority of the State of New York, New York City, Lease Revenue Bonds, Court Facilities, Series 1999, 5.750%, 5/15/30 (Pre-refunded 5/15/10) — AMBAC Insured	5/10 at 101.00	AA (4)	12,511,346
15,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.500%, 10/01/17 — MBIA Insured	10/12 at 100.00	AA	15,560,850
4,070	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 — MBIA Insured (UB)	2/17 at 100.00	AA	2,896,497
3,300	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006F, 4.250%, 5/01/33 — MBIA Insured (UB)	11/16 at 100.00	AA	2,453,253
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 — FGIC Insured	6/16 at 100.00	A--	4,564,700
8,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 — FGIC Insured	7/12 at 100.00	AA	7,642,160
1,740	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Trust 2364, 8.714%, 11/15/44 — AMBAC Insured (IF)	11/15 at 100.00	A	1,037,005
10,150	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 — FSA Insured	11/08 at 100.00	AAA	10,151,015
4,200	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 82, 5.550%, 10/01/19 — MBIA Insured (Alternative Minimum Tax)	10/09 at 100.00	Aa1	3,963,918
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B:
2,460	5.000%, 3/15/24 — FSA Insured (UB)	3/15 at 100.00	AAA	2,433,899
2,465	5.000%, 3/15/25 — FSA Insured (UB)	3/15 at 100.00	AAA	2,421,641
5,000	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Bonds, Series 2003A, 5.000%, 11/15/32 — FGIC Insured	11/13 at 100.00	Aa3	4,575,350

73,145	Total New York			70,211,634

	Ohio — 3.5% (2.0% of Total Investments)
7,000	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/19 — FGIC Insured	6/14 at 100.00	AA	7,094,220
3,065	Hamilton County, Ohio, Sales Tax Revenue Bonds, Tender Option Bond Trust 2706, 0.472%, 12/01/32 — AMBAC Insured (IF)	12/16 at 100.00	A2	953,184
5,000	Lorain County, Ohio, Health Facilities Revenue Bonds, Catholic Healthcare Partners, Series 1999A, 5.500%, 9/01/29 — AMBAC Insured	9/09 at 102.00	AA	4,555,150
3,065	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 — FSA Insured	12/15 at 100.00	AAA	3,041,461

18,130	Total Ohio			15,644,015

	Oklahoma — 0.5% (0.3% of Total Investments)
2,250	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 — AMBAC Insured	7/15 at 100.00	AA	2,176,268

	Pennsylvania — 3.0% (1.8% of Total Investments)
3,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 — MBIA Insured	12/15 at 100.00	AA	2,755,080

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
$3,260	5.000%, 8/01/23 — AMBAC Insured	8/16 at 100.00	AA	$3,170,252
1,600	5.000%, 8/01/24 — AMBAC Insured	8/16 at 100.00	AA	1,544,064
5,400	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 — FSA Insured (UB)	12/16 at 100.00	Aa3	4,292,622
2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 — FGIC Insured	12/15 at 100.00	AA	1,747,360

15,260	Total Pennsylvania			13,509,378

	Puerto Rico — 2.2% (1.3% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 — FGIC Insured	7/15 at 100.00	AA	2,258,050
25,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 — FGIC Insured	No Opt. Call	AA	2,531,250
5,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/16 — FGIC Insured	No Opt. Call	A--	5,027,550

32,500	Total Puerto Rico			9,816,850

	South Carolina — 2.4% (1.4% of Total Investments)
3,000	Charleston County School District, South Carolina, General Obligation Bonds, Series 2004A, 5.000%, 2/01/22 — AMBAC Insured	2/14 at 100.00	Aa1	2,985,390
10,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 — SYNCORA GTY Insured	10/16 at 100.00	A1	7,727,500

13,000	Total South Carolina			10,712,890

	Tennessee — 1.3% (0.7% of Total Investments)
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2002A:
7,500	0.000%, 1/01/24 — FSA Insured	1/13 at 52.75	AAA	2,988,375
5,000	0.000%, 1/01/25 — FSA Insured	1/13 at 49.71	AAA	1,860,350
2,750	0.000%, 1/01/26 — FSA Insured	1/13 at 46.78	AAA	921,745

15,250	Total Tennessee			5,770,470

	Texas — 19.3% (11.2% of Total Investments)
8,000	Abilene Health Facilities Development Corporation, Texas, Hospital Revenue Refunding and Improvement Bonds, Hendrick Medical Center Project, Series 1995C, 6.150%, 9/01/25 — MBIA Insured	3/09 at 100.00	AA	7,215,120
3,135	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004, 5.250%, 7/15/20 — FSA Insured (UB)	7/14 at 100.00	AAA	3,176,351
3,000	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.750%, 11/01/13 — FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	3,004,080
3,735	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2003, 5.125%, 2/15/31 (Pre-refunded 2/15/13) — FSA Insured	2/13 at 100.00	AAA	4,023,940
1,035	Harris County Hospital District, Texas, Revenue Refunding Bonds, Series 1990, 7.400%, 2/15/10 — AMBAC Insured	No Opt. Call	AA	1,068,192
285	Harris County Hospital District, Texas, Revenue Refunding Bonds, Series 1990, 7.400%, 2/15/10 — AMBAC Insured (ETM)	No Opt. Call	AA (4)	292,627
5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/24 — FGIC Insured	5/14 at 100.00	AA	4,657,750
4,500	Houston, Texas, General Obligation Public Improvement Bonds, Series 2001A, 5.000%, 3/01/22 — FSA Insured	3/11 at 100.00	AAA	4,486,680

NQI	Nuveen Insured Quality Municipal Fund, Inc. (continued) Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Texas (continued)
$17,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 — FSA Insured (ETM)	No Opt. Call	AAA	$17,997,048
4,685	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000A, 5.500%, 7/01/19 — FSA Insured (Alternative Minimum Tax)	7/10 at 100.00	AAA	4,319,617
19,200	Jefferson County Health Facilities Development Corporation, Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital of Southeast Texas, Series 2001, 5.400%, 8/15/31 — AMBAC Insured	8/11 at 100.00	AA	15,013,248
2,000	Laredo Independent School District Public Facilities Corporation, Texas, Lease Revenue Bonds, Series 2004A, 5.000%, 8/01/24 — AMBAC Insured	8/11 at 100.00	AA	1,847,720
22,045	North Central Texas Health Facilities Development Corporation, Revenue Bonds, Children’s Medical Center of Dallas, Series 2002, 5.250%, 8/15/32 — AMBAC Insured	8/12 at 101.00	AA	19,480,283

93,620	Total Texas			86,582,656

	Washington — 12.2% (7.0% of Total Investments)
10,730	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Refunding Bonds, Series 2001C, 5.650%, 7/01/32 — MBIA Insured (Alternative Minimum Tax)	7/11 at 101.00	AA	9,043,888
15,025	Seattle Housing Authority, Washington, GNMA Collateralized Mortgage Loan Low Income Housing Assistance Revenue Bonds, Park Place Project, Series 2000A, 7.000%, 5/20/42	11/11 at 105.00	AAA	14,617,973
4,530	Seattle Housing Authority, Washington, GNMA Collateralized Mortgage Loan Low Income Housing Assistance Revenue Bonds, RHF/Esperanza Apartments Project, Series 2000A, 6.125%, 3/20/42 (Alternative Minimum Tax)	9/11 at 102.00	AAA	3,932,176
5,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Series 2000, 5.250%, 12/01/21 — FSA Insured	12/10 at 100.00	AAA	5,024,200
2,500	Washington State Healthcare Facilities Authority, Revenue Bonds, Providence Services, Series 1999, 5.375%, 12/01/19 (Pre-refunded 12/01/09) — MBIA Insured	12/09 at 101.00	AA (4)	2,622,575
21,510	Washington State, General Obligation Bonds, Series 2002, 0.000%, 6/01/28 — MBIA Insured (UB)	No Opt. Call	AA+	6,927,941
10,000	Washington State, General Obligation Bonds, Series R-2003A, 5.000%, 1/01/19 — MBIA Insured	1/12 at 100.00	AA+	10,089,600
2,250	Washington, Certificates of Participation, Washington Convention and Trade Center, Series 1999, 5.250%, 7/01/14 — MBIA Insured	7/09 at 100.00	AA	2,283,975

71,545	Total Washington			54,542,328

	West Virginia — 3.0% (1.8% of Total Investments)
12,845	West Virginia Water Development Authority, Infrastructure Revenue Bonds, Infrastructure and Jobs Development Council Program, Series 2000A, 5.500%, 10/01/39 (Pre-refunded 10/01/10) — FSA Insured	10/10 at 100.00	AAA	13,595,020

	Wisconsin — 0.9% (0.5% of Total Investments)
1,635	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/26 (Pre-refunded 11/01/14) — FSA Insured	11/14 at 100.00	Aaa	1,765,961
545	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/26 — FSA Insured	11/14 at 100.00	Aaa	515,300
1,675	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 — AMBAC Insured	7/15 at 100.00	AA	1,551,617

3,855	Total Wisconsin			3,832,878

$984,038	Total Long-Term Investments (cost $837,363,243) — 169.1%			756,970,257

Principal
Amount (000)	Description (1)	Ratings (3)	Value

	Short-Term Investments — 4.2% (2.4% of Total Investments)
$3,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005C, Variable Rate Demand Obligations, 10.500%, 3/15/32 — AMBAC Insured (5)	A-2	$3,000,000
5,655	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2001, Trust 163, Variable Rate Demand Obligations, 2.270%, 6/15/09 — MBIA Insured (5)	A-1+	5,655,000
4,000	Massachusetts Water Resources Authority, General Revenue Bonds, Tender Option Bond, Trust 1080, Variable Rate Demand Obligations, 3.000%, 8/01/32 — FSA Insured (5)	VMIG-1	4,000,000
2,000	New York City, New York, General Obligation Bonds, Fiscal Series 1995B2-B10, Variable Rate Demand Obligations, 1.200%, 8/15/22 — MBIA Insured (5)	VMIG-1	2,000,000
1,000	New York State Dorm Authority, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, Variable Rate Demand Obligations, 1.150%, 7/01/37 (5)	VMIG-1	1,000,000
3,000	Port of Tacoma, Washington, General Obligation Bonds, Tender Option Bond, Trust 2006-86, Variable Rate Demand Obligations, 3.320%, 6/01/25 — MBIA Insured (5)	Aa3	3,000,000

$18,655	Total Short-Term Investments (cost $18,655,000)		18,655,000

	Total Investments (cost $856,018,243) — 173.3%		775,625,257

	Floating Rate Obligations — (10.4)%		(46,750,000)

	Other Assets Less Liabilities — 3.8%		17,012,753

	Auction Rate Preferred Shares, at Liquidation Value — (66.7)% (6)		(298,425,000)

	Net Assets Applicable to Common Shares — 100%		$447,463,010

At least 80% of the Fund’s net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 — Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 38.5%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.
See accompanying notes to financial statements.

NIO	Nuveen Insured Municipal Opportunity Fund, Inc. Portfolio of INVESTMENTS
October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Alabama — 11.4% (6.8% of Total Investments)
$3,500	Birmingham Waterworks And Sewer Board, Alabama, Water and Sewer Revenue Bonds, Tender Option Bond Trust 2707, 0.596%, 1/01/43 — AMBAC Insured (IF)	1/17 at 100.00	A3	$1,052,660
11,175	Hoover Board of Education, Alabama, Capital Outlay Tax Anticipation Warrants, Series 2001, 5.250%, 2/15/22 — MBIA Insured	2/11 at 100.00	AA	11,197,909
	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 1999A:
10,815	5.000%, 2/01/33 (Pre-refunded 2/01/09) — FGIC Insured	2/09 at 101.00	AAA	11,004,154
9,790	5.000%, 2/01/33 (Pre-refunded 2/01/09) — FGIC Insured	2/09 at 101.00	AAA	9,961,227
29,860	5.750%, 2/01/38 (Pre-refunded 2/01/09) — FGIC Insured	2/09 at 101.00	AAA	30,454,511
2,500	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002B, 5.125%, 2/01/42 (Pre-refunded 8/01/12) — FGIC Insured	8/12 at 100.00	AAA	2,681,275
	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D:
425	5.000%, 2/01/38 (Pre-refunded 8/01/12) — FGIC Insured	8/12 at 100.00	AAA	449,931
14,800	5.000%, 2/01/42 (Pre-refunded 8/01/12) — FGIC Insured	8/12 at 100.00	AAA	15,808,176
18,760	Jefferson County, Alabama, Sewer Revenue Capitol Improvement Warrants, Series 2001A, 5.000%, 2/01/41 (Pre-refunded 2/01/11) — FGIC Insured	2/11 at 101.00	AAA	19,775,291
10,195	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A, 5.375%, 2/01/27 — FGIC Insured	2/09 at 100.00	BB	6,888,252
5,240	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 2003B, 5.000%, 2/01/41 (Pre-refunded 2/01/11) — FGIC Insured	2/11 at 101.00	AAA	5,554,295

117,060	Total Alabama			114,827,681

	Alaska — 1.3% (0.8% of Total Investments)
2,425	Alaska Housing Finance Corporation, Collateralized Veterans Mortgage Program Bonds, First Series 1999A-1, 6.150%, 6/01/39	12/09 at 100.00	AAA	2,366,145
11,245	Alaska Housing Finance Corporation, General Mortgage Revenue Bonds, Series 1999A, 6.050%, 6/01/39 — MBIA Insured	6/09 at 100.00	AAA	10,820,839

13,670	Total Alaska			13,186,984

	Arizona — 2.3% (1.4% of Total Investments)
	Arizona State University, Certificates of Participation, Resh Infrastructure Projects, Series 2005A:
2,000	5.000%, 9/01/25 — AMBAC Insured	3/15 at 100.00	AA	1,876,360
2,000	5.000%, 9/01/27 — AMBAC Insured	3/15 at 100.00	AA	1,852,520
1,000	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 — AMBAC Insured	7/15 at 100.00	AA	883,410
1,000	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds, Series 2004A, 5.000%, 7/01/22 (Pre-refunded 7/01/14) — FSA Insured	7/14 at 100.00	AAA	1,077,250
5,200	Mesa, Arizona, Utility System Revenue Bonds, Reset Option Longs, Series 11032- 11034, 8.606%, 7/01/31 — FSA Insured (IF)	7/17 at 100.00	AAA	840,320
1,150	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/27 — MBIA Insured	7/14 at 100.00	AA+	1,108,025
13,490	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 — MBIA Insured	7/15 at 100.00	AA	12,435,757

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Arizona (continued)
$2,905	Pima County Industrial Development Authority, Arizona, Lease Obligation Revenue Refunding Bonds, Tucson Electric Power Company, Series 1988A, 7.250%, 7/15/10 — FSA Insured	1/09 at 100.00	Aaa	$2,919,496

28,745	Total Arizona			22,993,138

	Arkansas — 0.3% (0.2% of Total Investments)
3,660	Arkansas State University, Student Fee Revenue Bonds, Beebe Campus, Series 2006, 5.000%, 9/01/35 — AMBAC Insured	9/15 at 100.00	Aa3	3,026,966

	California — 32.0% (19.1% of Total Investments)
5,600	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 — AMBAC Insured	No Opt. Call	A	2,802,296
10,000	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A, 5.300%, 12/01/21 — AMBAC Insured	6/12 at 101.00	AA	9,983,600
	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
30,000	5.375%, 5/01/17 (Pre-refunded 5/01/12) — SYNCORA GTY Insured	5/12 at 101.00	Aaa	32,741,398
25,000	5.375%, 5/01/18 (Pre-refunded 5/01/12) — AMBAC Insured	5/12 at 101.00	Aaa	27,284,500
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
30	5.000%, 12/01/24 (Pre-refunded 12/01/14) — MBIA Insured	12/14 at 100.00	AAA	32,734
25	5.000%, 12/01/27 (Pre-refunded 12/01/14) — MBIA Insured	12/14 at 100.00	AAA	27,279
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
3,670	5.000%, 12/01/24 — MBIA Insured	12/14 at 100.00	AAA	3,618,033
2,795	5.000%, 12/01/27 — MBIA Insured	12/14 at 100.00	AAA	2,704,749
10,150	California, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 — AMBAC Insured	12/14 at 100.00	AA	9,386,619
3,500	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/26 — FGIC Insured	8/15 at 100.00	A-	3,265,395
20,000	Cucamonga County Water District, San Bernardino County, California, Certificates of Participation, Water Shares Purchase, Series 2000, 5.125%, 9/01/35 — FGIC Insured	9/11 at 101.00	A+	17,321,000
5,750	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Subordinated Revenue Bonds, Series 2005A, 5.000%, 6/01/27 — MBIA Insured	6/15 at 100.00	AA+	5,534,260
2,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, Trust 2448, 0.891%, 6/01/38 — FGIC Insured (IF)	6/15 at 100.00	A2	—
1,520	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 — SYNCORA GTY Insured	3/16 at 100.00	A-	1,284,628
5,600	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/24 — FSA Insured (4)	No Opt. Call	AAA	2,196,432
5,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 — AMBAC Insured	11/11 at 101.00	AA	4,428,350
2,740	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 — FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AA	2,325,411
20,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.000%, 7/01/21 — FSA Insured	7/13 at 100.00	AAA	19,998,600
3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 — FGIC Insured	7/16 at 100.00	AA-	2,895,510
6,205	Port of Oakland, California, Revenue Bonds, Series 2002L, 5.000%, 11/01/22 — FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A+	5,137,864
	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paguay Redevelopment Project, Series 2001:
15,000	5.200%, 6/15/30 — AMBAC Insured	12/11 at 101.00	AA	13,215,900
5,000	5.125%, 6/15/33 — AMBAC Insured	12/11 at 101.00	AA	4,275,100

NIO	Nuveen Insured Municipal Opportunity Fund, Inc. (continued) Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	California (continued)
$2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 — FGIC Insured	6/15 at 100.00	AA	$1,635,163
6,000	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 5.000%, 7/01/26 — FSA Insured	7/13 at 100.00	AAA	5,814,780
2,970	Riverside Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/22 — FSA Insured	8/15 at 100.00	AAA	2,955,180
2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 — FGIC Insured	12/15 at 100.00	AA	2,399,125
13,710	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/26 — MBIA Insured (Alternative Minimum Tax)	5/11 at 100.00	AA	11,334,743
3,030	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 — AMBAC Insured	7/11 at 100.00	AA+	2,846,715
8,470	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 (Pre-refunded 7/01/11) — AMBAC Insured	7/11 at 100.00	AA+ (5)	9,018,348
1,220	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2005A, 5.000%, 7/01/22 — MBIA Insured	7/15 at 100.00	AA+	1,213,949
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)	No Opt. Call	AAA	35,371,719
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
31,615	5.250%, 1/15/30 — MBIA Insured	1/09 at 100.00	AA	23,877,861
21,500	0.000%, 1/15/32 — MBIA Insured	No Opt. Call	AA	4,484,470
12,525	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2002, 5.000%, 8/01/20 (Pre-refunded 8/01/10) — MBIA Insured	8/10 at 101.00	AA (5)	13,252,452
19,595	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 — MBIA Insured	8/17 at 100.00	AA	14,932,762
11,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 — MBIA Insured	No Opt. Call	AA	11,915,663
6,785	Santa Clara Valley Water District, California, Water Revenue Bonds, Series 2006A, 3.750%, 6/01/25 (WI/DD, Settling 11/03/08) — FSA Insured	6/16 at 100.00	AAA	5,427,593
5,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 — AMBAC Insured	1/14 at 100.00	AA	4,534,800

397,975	Total California			321,474,981

	Colorado — 7.6% (4.5% of Total Investments)
1,080	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 — SYNCORA GTY Insured	10/16 at 100.00	BBB	824,515
1,900	Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open Space, Series 2005B, 5.250%, 11/01/24 — FSA Insured	11/15 at 100.00	AAA	1,911,058
1,000	Colorado Department of Transportation, Certificates of Participation, Series 2004, 5.000%, 6/15/25 — MBIA Insured	6/14 at 100.00	AA	974,610
4,950	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) — SYNCORA GTY Insured	12/13 at 100.00	N/R (5)	5,256,158
1,740	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2005B, 5.000%, 12/15/28 — FSA Insured	12/14 at 100.00	Aaa	1,665,406
35,995	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/23 — MBIA Insured	No Opt. Call	AA	13,465,010
30,800	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000A, 5.750%, 9/01/35 (Pre-refunded 9/01/10) — MBIA Insured	9/10 at 102.00	AAA	33,130,326

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Colorado (continued)
$11,800	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/15 (Pre-refunded 9/01/10) — MBIA Insured	9/10 at 74.80	Aaa	$8,369,032
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 — MBIA Insured	No Opt. Call	AA	2,751,800
4,520	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 — FSA Insured (UB)	12/14 at 100.00	AAA	4,397,870
2,500	Summit County School District RE-1, Summit, Colorado, General Obligation Bonds, Series 2004B, 5.000%, 12/01/24 — FGIC Insured	12/14 at 100.00	Aa3	2,501,200
1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 — FGIC Insured	6/15 at 100.00	AA	927,700

107,285	Total Colorado			76,174,685

	District of Columbia — 1.1% (0.6% of Total Investments)
	District of Columbia Water and Sewerage Authority, Subordinate Lien Public Utility Revenue Bonds, Series 2003:
5,000	5.125%, 10/01/24 — FGIC Insured	10/13 at 100.00	AA	4,854,150
5,000	5.125%, 10/01/25 — FGIC Insured	10/13 at 100.00	AA	4,821,650
2,670	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606, 1.947%, 10/01/30 — AMBAC Insured (IF)	10/16 at 100.00	AA	1,255,194

12,670	Total District of Columbia			10,930,994

	Florida — 6.4% (3.8% of Total Investments)
1,000	Hillsborough County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2005A, 5.000%, 7/01/26 — MBIA Insured	7/15 at 100.00	AA	952,560
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005:
645	5.000%, 5/01/25 — MBIA Insured	5/15 at 102.00	A2	581,784
1,830	5.000%, 5/01/27 — MBIA Insured	5/15 at 102.00	A2	1,617,830
4,425	Jacksonville Economic Development Commission, Florida, Healthcare Facilities Revenue Bonds, Mayo Clinic, Series 2001C, 5.500%, 11/15/36 — MBIA Insured	11/12 at 100.00	AA	3,929,931
1,505	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/21 — AMBAC Insured	10/14 at 100.00	AA	1,468,579
2,000	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/27 — MBIA Insured	10/13 at 100.00	AA	1,889,980
2,150	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002A, 5.125%, 10/01/35 — FSA Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA	1,639,074
35,920	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.375%, 10/01/32 — FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	28,644,761
12,930	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005A, 5.000%, 6/01/32 — MBIA Insured	12/15 at 100.00	AA	10,957,529
5,320	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 — MBIA Insured	6/15 at 100.00	AA	4,807,152
	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 9B, Series 2005:
1,290	5.000%, 8/01/23 — MBIA Insured	8/15 at 102.00	AA	1,186,116
2,145	5.000%, 8/01/29 — MBIA Insured	8/15 at 102.00	AA	1,855,575
2,320	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004, 5.000%, 4/01/23 — MBIA Insured	4/14 at 100.00	A2	2,166,022

NIO	Nuveen Insured Municipal Opportunity Fund, Inc. (continued) Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Florida (continued)
$2,225	Plantation, Florida, Non-Ad Valorem Revenue Refunding and Improvement Bonds, Series 2003, 5.000%, 8/15/18 — FSA Insured	8/13 at 100.00	Aaa	$2,251,277

75,705	Total Florida			63,948,170

	Georgia — 1.1% (0.6% of Total Investments)
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 — FSA Insured	11/14 at 100.00	AAA	977,660
1,520	College Park Business and Industrial Development Authority, Georgia, Revenue Bonds, Public Safety Project, Series 2004, 5.250%, 9/01/23 — MBIA Insured	9/14 at 102.00	AA	1,510,606
	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,695	5.250%, 5/01/19 — MBIA Insured	5/14 at 100.00	AA	1,735,595
1,135	5.250%, 5/01/20 — MBIA Insured	5/14 at 100.00	AA	1,152,854
4,500	5.000%, 5/01/36 — MBIA Insured	5/14 at 100.00	AA	4,042,215
1,250	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Series 1996, 5.250%, 8/01/13 — MBIA Insured	2/09 at 100.00	AA	1,250,025

11,100	Total Georgia			10,668,955

	Idaho — 0.3% (0.2% of Total Investments)
235	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1994B-1, 6.750%, 7/01/22	No Opt. Call	Aa1	243,606
195	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1994B-2, 6.900%, 7/01/26 (Alternative Minimum Tax)	No Opt. Call	Aa1	200,060
280	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1995B, 6.600%, 7/01/27 (Alternative Minimum Tax)	1/09 at 100.00	Aaa	285,452
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 — MBIA Insured	7/16 at 100.00	Aa3	1,006,920
1,065	5.000%, 7/15/24 — MBIA Insured	7/16 at 100.00	Aa3	1,068,302

2,775	Total Idaho			2,804,340

	Illinois — 5.8% (3.5% of Total Investments)
1,050	Bedford Park, Illinois, General Obligation Bonds, Series 2004A, 5.250%, 12/15/20 — FSA Insured	12/14 at 100.00	AAA	1,071,399
	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Refunding Bonds, O’Hare International Airport, Series 2001E:
4,615	5.500%, 1/01/17 — AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	AA	4,384,481
4,870	5.500%, 1/01/18 — AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	AA	4,562,703
7,200	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 — MBIA Insured	1/16 at 100.00	AA	6,838,344
10,000	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.500%, 5/15/21 — MBIA Insured	11/08 at 101.00	AA	9,260,100
2,095	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series 2000, 5.800%, 6/01/30 — MBIA Insured	12/08 at 100.00	A2	1,983,986
22,510	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.125%, 2/01/27 — FGIC Insured	2/12 at 100.00	AA	21,999,473
	Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
4,260	5.000%, 12/01/22 — FGIC Insured	12/14 at 100.00	AA+	4,235,122
2,365	5.000%, 12/01/23 — FGIC Insured	12/14 at 100.00	AA+	2,340,215
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 — MBIA Insured	No Opt. Call	AA	1,421,560

62,965	Total Illinois			58,097,383

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Indiana — 3.8% (2.3% of Total Investments)
$2,030	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/20 (Pre-refunded 7/15/13) — FGIC Insured	7/13 at 100.00	AA+ (5)	$2,185,782
8,000	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 — MBIA Insured	1/17 at 100.00	AA	6,535,920
20,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/28 — AMBAC Insured	No Opt. Call	AA	6,220,400
3,250	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded 7/01/12) — MBIA Insured	7/12 at 100.00	AAA	3,492,028
1,340	Monroe-Gregg Grade School Building Corporation, Morgan County, Indiana, First Mortgage Bonds, Series 2004, 5.000%, 1/15/25 (Pre-refunded 1/15/14) — FSA Insured	1/14 at 100.00	AAA	1,436,346
5,000	Noblesville Redevelopment Authority, Indiana, Economic Development Lease Rental Bonds, Exit 10 Project, Series 2003, 5.000%, 1/15/28 — AMBAC Insured	7/13 at 100.00	AA	4,728,050
10,000	Purdue University, Indiana, Student Fee Bonds, Series 2002O, 5.000%, 7/01/19 — MBIA Insured	1/12 at 100.00	Aa1	10,066,200
3,705	Whitley County Middle School Building Corporation, Columbia City, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/16 (Pre-refunded 7/15/13) — FSA Insured	7/13 at 100.00	AAA	3,989,322

53,325	Total Indiana			38,654,048

	Kansas — 1.4% (0.8% of Total Investments)
2,055	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/23 — FSA Insured	9/14 at 101.00	AAA	2,069,426
	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006:
2,145	5.000%, 9/01/27 — FSA Insured	9/14 at 100.00	Aaa	2,144,850
4,835	5.000%, 9/01/29 — FSA Insured	9/14 at 100.00	Aaa	4,791,437
5,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Series 1999A, 5.650%, 9/01/29 (Pre-refunded 9/01/09) — AMBAC Insured	9/09 at 100.00	AAA	5,165,800

14,035	Total Kansas			14,171,513

	Kentucky — 2.4% (1.4% of Total Investments)
3,870	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/20 — MBIA Insured	6/14 at 100.00	Aa3	3,773,560
7,500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/25 — AMBAC Insured	7/16 at 100.00	AA+	7,317,300
12,980	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2001A, 5.500%, 5/15/34 — MBIA Insured	11/11 at 101.00	AA	12,598,648

24,350	Total Kentucky			23,689,508

	Louisiana — 5.9% (3.5% of Total Investments)
5,000	DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 — AMBAC Insured	9/09 at 102.00	AA	5,027,350
3,025	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 — MBIA Insured	11/14 at 100.00	AA	3,022,036
5,140	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 — MBIA Insured	7/14 at 100.00	AA	4,821,012
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,400	5.000%, 5/01/25 — FGIC Insured	5/15 at 100.00	AA	2,301,072
4,415	5.000%, 5/01/26 — FGIC Insured	5/15 at 100.00	AA	4,216,678
5,000	5.000%, 5/01/27 — FGIC Insured	5/15 at 100.00	AA	4,739,850
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006:
3,300	4.750%, 5/01/39 — FSA Insured (UB)	5/16 at 100.00	AAA	2,678,841
35,725	4.500%, 5/01/41 — FGIC Insured (UB)	5/16 at 100.00	Aa3	27,390,000
38	Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, Residuals 660-1, 10.855%, 5/01/41 — FGIC Insured (IF)	5/16 at 100.00	Aa3	2,559

NIO	Nuveen Insured Municipal Opportunity Fund, Inc. (continued) Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Louisiana (continued)
$4,950	Orleans Levee District, Louisiana, Levee District General Obligation Bonds, Series 1986, 5.950%, 11/01/15 — FSA Insured	12/08 at 100.00	AAA	$4,956,237

68,993	Total Louisiana			59,155,635

	Maine — 0.3% (0.2% of Total Investments)
3,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2003B, 5.000%, 7/01/28 — FSA Insured	7/13 at 100.00	AAA	2,873,010

	Maryland — 0.4% (0.3% of Total Investments)
5,345	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/28 — SYNCORA GTY Insured	9/16 at 100.00	BBB-	4,459,761

	Massachusetts — 5.8% (3.5% of Total Investments)
22,500	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.375%, 1/01/42 (Pre-refunded 1/01/12) — AMBAC Insured	1/12 at 101.00	AA (5)	24,345,675
11,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 — FSA Insured (UB)	8/15 at 100.00	AAA	11,043,230
7,255	Massachusetts Water Resources Authority, General Revenue Bonds, 4.500%, 8/01/46 — FSA Insured (UB)	2/17 at 100.00	AAA	5,597,015
15,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) — FGIC Insured	1/14 at 100.00	A (5)	15,600,150
1,500	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/20 (Pre-refunded 11/01/14) — AMBAC Insured	11/14 at 100.00	AA (5)	1,655,460

57,255	Total Massachusetts			58,241,530

	Michigan — 7.3% (4.4% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 — FSA Insured (UB)	No Opt. Call	AAA	5,839,713
6,000	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 — MBIA Insured	10/11 at 100.00	AA	5,962,560
7,420	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 1997A, 5.000%, 7/01/27 — MBIA Insured	1/09 at 100.00	AA	6,700,928
	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A:
15,825	5.750%, 7/01/26 (Pre-refunded 1/01/10) — FGIC Insured	1/10 at 101.00	Aaa	16,563,078
20,000	5.875%, 7/01/27 (Pre-refunded 1/01/10) — FGIC Insured	1/10 at 101.00	Aaa	20,961,200
1,085	Grand Rapids Community College, Kent County, Michigan, General Obligation Refunding Bonds, Series 2003, 5.250%, 5/01/20 — AMBAC Insured	5/13 at 100.00	AA	1,101,915
6,850	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 1998A, 5.375%, 12/01/15 — MBIA Insured (Alternative Minimum Tax)	12/08 at 101.00	AA	6,558,670
10,000	Wayne County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.250%, 12/01/25 — MBIA Insured	12/11 at 101.00	AA	9,822,600

72,670	Total Michigan			73,510,664

	Minnesota — 1.5% (0.9% of Total Investments)
13,020	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, Marian Center Project, Series 2001A, 6.450%, 6/20/43 (Pre-refunded 12/20/11)	12/11 at 102.00	Aaa	14,640,469

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Nebraska — 2.2% (1.3% of Total Investments)
$27,125	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 — FGIC Insured (UB)	9/17 at 100.00	AA	$21,318,894
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2005A, 5.000%, 1/01/25 — FSA Insured	1/15 at 100.00	AAA	979,310

28,125	Total Nebraska			22,298,204

	Nevada — 8.6% (5.1% of Total Investments)
8,475	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 — MBIA Insured	12/12 at 100.00	AA+	7,710,301
3,630	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 (Pre-refunded 12/01/12) — MBIA Insured	12/12 at 100.00	Aa1 (5)	3,894,264
7,370	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 — FGIC Insured	7/14 at 100.00	Aa3	6,775,978
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
15,000	5.625%, 1/01/34 — AMBAC Insured	1/10 at 102.00	AA	9,038,250
13,000	5.375%, 1/01/40 — AMBAC Insured	1/10 at 100.00	AA	7,814,820
14,985	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.375%, 6/01/32 — FGIC Insured	6/12 at 100.00	Baa1	13,253,333
25,300	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.375%, 6/01/32 (Pre-refunded 6/01/12) — FGIC Insured	6/12 at 100.00	Baa1 (5)	27,223,812
10,000	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.125%, 6/01/27 (Pre-refunded 6/01/12) — AMBAC Insured	6/12 at 100.00	AA (5)	10,690,300

97,760	Total Nevada			86,401,058

	New Jersey — 2.5% (1.5% of Total Investments)
	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
2,000	5.125%, 10/01/21 — MBIA Insured	10/14 at 100.00	A1	2,006,480
2,250	5.125%, 10/01/22 — MBIA Insured	10/14 at 100.00	A1	2,244,353
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
3,850	5.000%, 7/01/22 — MBIA Insured	7/14 at 100.00	AA	3,753,019
3,850	5.000%, 7/01/23 — MBIA Insured	7/14 at 100.00	AA	3,729,149
8,250	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 — FGIC Insured	7/13 at 100.00	AA	8,152,403
	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,320	5.000%, 1/01/21 — FSA Insured (UB)	1/15 at 100.00	AAA	3,346,062
2,000	5.000%, 1/01/23 — FSA Insured (UB)	7/13 at 100.00	AAA	1,938,660

25,520	Total New Jersey			25,170,126

	New Mexico — 0.3% (0.2% of Total Investments)
3,660	San Juan County, New Mexico, Subordinate Gross Receipts Tax Revenue Bonds, Series 2005, 5.000%, 6/15/25 — MBIA Insured	6/15 at 100.00	AA	3,508,220

	New York — 6.8% (4.0% of Total Investments)
1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 — FGIC Insured	2/15 at 100.00	AA	1,690,684
3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 — AMBAC Insured	3/15 at 100.00	AAA	3,303,051
3,820	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 — MBIA Insured (UB)	2/17 at 100.00	AA	2,718,579

NIO	Nuveen Insured Municipal Opportunity Fund, Inc. (continued) Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	New York (continued)
$6,900	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006F, 4.250%, 5/01/33 — MBIA Insured (UB)	11/16 at 100.00	AA	$5,129,529
12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 — FGIC Insured	6/16 at 100.00	A-	11,411,750
	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,500	5.000%, 7/01/21 — FGIC Insured	7/12 at 100.00	AA	1,461,450
5,000	5.000%, 7/01/25 — FGIC Insured	7/12 at 100.00	AA	4,776,350
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/21 — AMBAC Insured	9/15 at 100.00	AA	4,856,700
10,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 — FGIC Insured	4/15 at 100.00	AA	9,337,500
5,000	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/26 — AMBAC Insured	1/15 at 100.00	AA	4,831,900
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
1,000	5.000%, 3/15/23 — FGIC Insured	3/14 at 100.00	AAA	989,840
5,000	5.000%, 3/15/25 — FGIC Insured	3/14 at 100.00	AAA	4,885,000
3,650	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/25 — FSA Insured (UB)	3/15 at 100.00	AAA	3,585,797

10,000	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.000%, 11/15/32 — MBIA Insured	11/12 at 100.00	AA	9,212,400

74,585	Total New York			68,190,530

	North Carolina — 1.6% (0.9% of Total Investments)
	Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
2,115	5.000%, 5/01/22 — FGIC Insured	5/14 at 100.00	AA	2,054,363
2,575	5.000%, 5/01/26 — FGIC Insured	5/14 at 100.00	AA	2,332,023
5,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/16 — FSA Insured	1/13 at 100.00	AAA	5,157,750
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A:
3,205	5.000%, 5/01/23 — AMBAC Insured	5/15 at 100.00	Aa3	3,009,719
3,295	5.000%, 5/01/24 — AMBAC Insured	5/15 at 100.00	Aa3	3,066,096

16,190	Total North Carolina			15,619,951

	North Dakota — 0.6% (0.4% of Total Investments)
	Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus Project, Series 2005A:
2,195	5.000%, 12/15/22 — MBIA Insured	12/15 at 100.00	A1	2,147,039
1,355	5.000%, 12/15/23 — MBIA Insured	12/15 at 100.00	A1	1,336,545
3,000	5.000%, 12/15/24 — MBIA Insured	12/15 at 100.00	A1	2,938,080

6,550	Total North Dakota			6,421,664

	Ohio — 3.0% (1.8% of Total Investments)
2,650	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/24 — FGIC Insured	6/14 at 100.00	AA	2,608,342
2,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/25 (Pre-refunded 12/01/14) — FSA Insured	12/14 at 100.00	AAA	2,190,000
2,385	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/22 — AMBAC Insured	6/14 at 100.00	AA	2,209,464

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Ohio (continued)
$2,205	Hamilton City School District, Ohio, General Obligation Bonds, Series 2005, 5.000%,12/01/24 — MBIA Insured	6/15 at 100.00	A2	$2,136,226
6,535	Hamilton County, Ohio, Sales Tax Revenue Bonds, Tender Option Bond Trust 2706, 0.472%, 12/01/32 — AMBAC Insured (IF)	12/16 at 100.00	A2	2,032,320
20,100	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 1999, 5.375%, 11/15/39 — AMBAC Insured	11/09 at 101.00	AA	15,846,438
3,000	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) — FSA Insured	12/13 at 100.00	Aaa	3,243,360

38,875	Total Ohio			30,266,150

	Oklahoma — 3.1% (1.9% of Total Investments)
3,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F,5.000%, 7/01/24 — AMBAC Insured	7/15 at 100.00	AA	3,385,305
3,050	Oklahoma Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18 (Alternative Minimum Tax)	No Opt. Call	AAA	3,150,101
21,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007,4.500%, 1/01/47 — FGIC Insured	1/17 at 100.00	AA	15,009,540
5,245	Oklahoma State Industries Authority, Revenue Bonds, Oklahoma Medical Research Foundation, Series 2001, 5.250%, 2/01/21 — AMBAC Insured	2/11 at 100.00	Aa3	5,104,644
4,880	University of Oklahoma, Student Housing Revenue Bonds, Series 2004, 5.000%, 7/01/22— AMBAC Insured	7/14 at 100.00	Aa3	4,757,073

37,675	Total Oklahoma			31,406,663

	Oregon — 0.3% (0.2% of Total Investments)
2,535	Oregon Department of Administrative Services, Certificates of Participation, Series 2005A, 5.000%, 5/01/25 — FSA Insured	5/15 at 100.00	AAA	2,460,167
1,040	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 1995A, 6.450%, 7/01/26 (Alternative Minimum Tax)	1/09 at 100.00	Aa2	1,008,166

3,575	Total Oregon			3,468,333

	Pennsylvania — 3.4% (2.0% of Total Investments)
7,925	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 — FSA Insured (UB)	6/16 at 100.00	AAA	7,725,766
1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 — MBIA Insured	5/15 at 100.00	AA	1,695,222
11,740	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 — FSA Insured (UB)	12/16 at 100.00	AAA	9,332,478
2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 AMBAC Insured	6/16 at 100.00	AA	2,507,531
6,335	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005B, 5.000%, 2/15/30 — FSA Insured	8/15 at 100.00	Aaa	6,101,492
	Reading School District, Berts County, Pennsylvania, General Obligation Bonds, Series 2005:
3,285	5.000%, 1/15/22 — FSA Insured (UB)	1/16 at 100.00	AAA	3,277,050
3,450	5.000%, 1/15/23 — FSA Insured (UB)	1/16 at 100.00	AAA	3,422,090

37,160	Total Pennsylvania			34,061,629

NIO	Nuveen Insured Municipal Opportunity Fund, Inc. (continued) Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Puerto Rico — 1.0% (0.6% of Total Investments)
$2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/30 (Pre-refunded 7/01/15) — SYNCORA GTY Insured	7/15 at 100.00	AAA	$2,711,075
2,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G,5.250%, 7/01/19 — FGIC Insured	7/13 at 100.00	BBB+	1,891,180
1,550	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 — CIFG Insured	No Opt. Call	BBB-	1,432,960
36,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A,0.000%, 8/01/42 — FGIC Insured	No Opt. Call	A+	3,645,000

42,050	Total Puerto Rico			9,680,215

	Rhode Island — 2.5% (1.5% of Total Investments)
2,195	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%, 7/01/25— MBIA Insured	1/09 at 100.00	AA	2,278,212
20,475	Rhode Island Depositors Economic Protection Corporation, Special Obligation Refunding Bonds, Series 1993B, 5.250%, 8/01/21 (Pre-refunded 2/01/11) — MBIA Insured	2/11 at 100.00	AA (5)	21,589,045
1,405	Rhode Island Health & Educational Building Corporation, Higher Education Auxiliary Enterprise Revenue Bonds, Series 2004A, 5.500%, 9/15/24 — AMBAC Insured	9/14 at 100.00	Aa3	1,423,869

24,075	Total Rhode Island			25,291,126

	South Carolina — 6.8% (4.0% of Total Investments)
14,650	Anderson County School District 5, South Carolina, General Obligation Bonds, Series 2008, Trust 1181, 7.194%, 2/01/38 — FSA Insured (IF)	2/18 at 100.00	AAA	12,781,832
10,000	Beaufort County, South Carolina, Tax Increment Bonds, New River Redevelopment Project, Series 2002, 5.000%, 6/01/27 — MBIA Insured	12/12 at 100.00	AA	9,477,800
	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
2,000	5.250%, 8/15/22 — MBIA Insured	8/14 at 100.00	AA	1,972,840
2,105	5.250%, 8/15/23 — MBIA Insured	8/14 at 100.00	AA	2,068,731
4,855	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1988A,0.000%, 1/01/13 — AMBAC Insured (ETM)	No Opt. Call	Aaa	4,002,559
2,750	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1988A,0.000%, 1/01/13 (Pre-refunded 7/01/09) — AMBAC Insured	7/09 at 76.63	Aa3(5)	2,035,605
7,955	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1988A,.000%, 1/01/13 — AMBAC Insured	No Opt. Call	AA	6,328,680
8,000	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2002A, 5.200%, 11/01/27 — AMBAC Insured	11/12 at 100.00	AA	7,610,720
10,000	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2002B, 5.450%, 11/01/32 — AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	AA	8,115,500
17,500	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 — SYNCORA GTY Insured	10/16 at 100.00	A1	13,523,125

79,815	Total South Carolina			67,917,392

	Tennessee — 0.6% (0.4% of Total Investments)
6,455	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001A, 5.500%, 3/01/18 — FSA Insured (Alternative Minimum Tax)	3/11 at 100 .00	AAA	6,097,199

	Texas — 15.8% (9.4% of Total Investments)
22,650	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Industries Inc., Series 1998C, 5.125%, 5/01/19 — AMBAC Insured	11/08 at 102.00	AA	21,747,171
521	Capital Area Housing Finance Corporation, Texas, FNMA Backed Single Family Mortgage Revenue Refunding Bonds, Series 2002A-2, 6.300%, 4/01/35 — AMBAC Insured (Alternative Minimum Tax)	4/12 at 106.00	Aaa	532,477

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Texas (continued)
$12,500	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Series 2000A, 6.125%, 11/01/35 — FGIC Insured (Alternative Minimum Tax)	11/09 at 100.00	A+	$10,832,000
	Harris County, Texas, Toll Road Senior Lien Revenue Bonds, Series 1989:
9,000	0.000%, 8/15/18 (Pre-refunded 8/15/09) — AMBAC Insured	8/09 at 53.84	Aaa	4,764,150
39,000	0.000%, 8/15/19 (Pre-refunded 8/15/09) — AMBAC Insured	8/09 at 50.26	Aaa	19,271,850
7,280	0.000%, 8/15/20 (Pre-refunded 8/15/09) — AMBAC Insured	8/09 at 46.91	Aaa	3,358,264
5,085	0.000%, 8/15/21 (Pre-refunded 8/15/09) — AMBAC Insured	8/09 at 43.80	Aaa	2,189,703
25,000	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 — MBIA Insured	11/11 at 100.00	AA	20,243,750
4,671	Houston Housing Finance Corporation, Texas, GNMA Collateralized Mortgage Multifamily Housing Revenue Bonds, RRG Apartments Project, Series 2001, 6.350%, 3/20/42	9/11 at 105.00	Aaa	4,331,185
	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A:
4,000	5.250%, 5/15/24 — FGIC Insured	5/14 at 100.00	AA	3,726,200
5,000	5.250%, 5/15/25 — MBIA Insured	5/14 at 100.00	AA	4,865,250
17,500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 5.250%, 9/01/33 — AMBAC Insured	9/11 at 100.00	AA	16,349,200
23,865	Jefferson County Health Facilities Development Corporation, Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital of Southeast Texas, Series 2001, 5.500%, 8/15/41 — AMBAC Insured	8/11 at 100.00	AA	17,704,728
140	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2001A, 5.000%, 5/15/21 (Pre-refunded 5/15/11) — MBIA Insured	5/11 at 100.00	AA (5)	147,816
8,065	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2001A, 5.000%, 5/15/21 — MBIA Insured	5/11 at 100.00	AA	7,874,101
	Port of Houston Authority, Harris County, Texas, General Obligation Port Improvement Bonds, Series 2001B:
3,205	5.500%, 10/01/18 — FGIC Insured (Alternative Minimum Tax)	10/11 at 100.00	AAA	2,957,766
3,375	5.500%, 10/01/19 — FGIC Insured (Alternative Minimum Tax)	10/11 at 100.00	AAA	3,069,090
7,205	San Antonio, Texas, Airport System Improvement Revenue Bonds, Series 2001, 5.375%, 7/01/15 — FGIC Insured (Alternative Minimum Tax)	7/11 at 101.00	A+	6,887,548
7,550	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 5.000%, 8/01/31 — MBIA Insured	8/16 at 100.00	AA	6,493,378
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%, 11/15/24 — AMBAC Insured	11/09 at 100.00	AA	1,835,050

207,452	Total Texas			159,180,677

	Utah — 1.6% (1.0% of Total Investments)
2,000	Clearfield City, Utah, Sales Tax Revenue Bonds, Series 2003, 5.000%, 7/01/28 (Pre-refunded 7/01/13) — FGIC Insured	7/13 at 100.00	AA- (5)	2,152,580
15,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/32 — FSA Insured	6/18 at 100.00	AAA	14,222,700

17,000	Total Utah			16,375,280

	Virginia — 1.4% (0.9% of Total Investments)
1,035	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A, 5.250%, 12/15/20 — FSA Insured	6/14 at 100.00	AAA	1,054,593
4,840	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2001A, 5.500%, 10/01/19 — MBIA Insured (Alternative Minimum Tax)	10/11 at 101.00	AA	4,518,188
10,000	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2001H-1, 5.375%, 7/01/36 — MBIA Insured	7/11 at 100.00	AAA	8,974,800

15,875	Total Virginia			14,547,581

NIO	Nuveen Insured Municipal Opportunity Fund, Inc. (continued) Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Washington — 2.6% (1.5% of Total Investments)
$2,500	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/29 — FGIC Insured	1/15 at 100.00	AA	$2,334,200
3,500	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2004, 5.000%, 10/01/24 — FGIC Insured	12/14 at 100.00	AA+	3,465,770
3,195	Kitsap County, Washington, Limited Tax General Obligation Bonds, Series 2000, 5.500%, 7/01/25 (Pre-refunded 7/01/10) — AMBAC Insured	7/10 at 100.00	AA(5)	3,361,939
4,250	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16 — FGIC Insured (ETM)	No Opt. Call	Aaa	5,004,248
	Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 2006:
3,890	5.000%, 12/01/24 — SYNCORA GTY Insured	12/16 at 100.00	AA	3,703,902
4,085	5.000%, 12/01/25 — SYNCORA GTY Insured	12/16 at 100.00	AA	3,860,407
4,290	5.000%, 12/01/26 — SYNCORA GTY Insured	12/16 at 100.00	AA	4,027,280

25,710	Total Washington			25,757,746

	Wisconsin — 2.7% (1.6% of Total Investments)
15,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 1997, 5.750%, 2/15/27 — MBIA Insured	2/09 at 100.00	AA	12,778,800
290	Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 — FGIC Insured	5/14 at 100.00	Aa3	295,404
2,600	Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 (Pre-refunded 5/01/14)— FGIC Insured	5/14 at 100.00	Aa3(5)	2,827,474
10,946	Wisconsin, General Obligation Bonds, Series 2004-4, 5.000%, 5/01/20 — MBIA Insured	5/14 at 100.00	AA	11,018,222

28,836	Total Wisconsin			26,919,900

$1,962,546	Total Long-Term Investments (cost $1,775,939,594)—165.8%			1,666,110,059

	Short-Term Investments — 1.7% (1.0% of Total Investments)
4,240	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Revenue Bonds, Macon Trust Series S, Variable Rate Demand Obligations, 3.820%, 1/01/21 — MBIA Insured (6)		A-1+	4,240,000
7,500	King County, Washington, Sewer Revenue Bonds, Series 2005, Trust 1200, Variable Rate Demand Obligations, 3.500%, 1/01/35 — FSA Insured (6)		A-1	7,500,000
1,645	Massachusetts Water Resources Authority, General Revenue Bonds, Tender Option Bond, Trust 1080, 8/12 at 100.00, Variable Rate Demand Obligations, 3.000%, 8/01/32 — FSA Insured (6)		VMIG-1	1,645,000
4,060	Mesa County Valley School District 51, Grand Junction, Colorado, General Obligation Bonds, Trust 2696, Variable Rate Demand Obligations, 2.270%, 6/01/13 — MBIA Insured (6)		VMIG-1	4,060,000

$17,445	Total Short-Term Investments (cost $17,445,000)			17,445,000

	Total Investments (cost $1,793,384,594)—167.5%			1,683,555,059

	Floating Rate Obligations —(9.7)%			(97,378,333)

	Other Assets Less Liabilities —4.2%			42,391,243

	Auction Rate Preferred Shares, at Liquidation Value —(62.0)%(7)			(623,350,000)

	Net Assets Applicable to Common Shares —100%			$1,005,217,969

At least 80% of the Fund’s net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 —Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Portion of investment has been pledged as collateral for Recourse Trusts.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.0%.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.
See accompanying notes to financial statements.

NIF	Nuveen Premier Insured Municipal Income Fund, Inc. Portfolio of INVESTMENTS
October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Alabama — 1.2% (0.7% of Total Investments)
$3,200	Auburn, Alabama, General Obligation Warrants, Series 2005, 5.000%, 8/01/30 — AMBAC Insured	8/15 at 100.00	AA	$2,990,496

	Arizona — 3.0% (1.8% of Total Investments)
4,370	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 — MBIA Insured	7/15 at 100.00	AA	4,028,485
5,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/40 — FGIC Insured	No Opt. Call	AA	3,320,600

9,370	Total Arizona			7,349,085

	Arkansas — 1.6% (0.9% of Total Investments)
4,020	Northwest Community College District, Arkansas, General Obligation Bonds, Series 2005, 5.000%, 5/15/23 — AMBAC Insured	5/15 at 100.00	AA	3,855,461

	California — 37.3% (22.3% of Total Investments)
	ABAG Finance Authority for Non-Profit Corporations, California, Insured Certificates of Participation, Children’s Hospital Medical Center of Northern California, Series 1999:
6,750	5.875%, 12/01/19 (Pre-refunded 12/01/09) — AMBAC Insured	12/09 at 101.00	AA(4)	7,112,003
10,000	6.000%, 12/01/29 (Pre-refunded 12/01/09) — AMBAC Insured	12/09 at 101.00	AA(4)	10,540,700
10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26 (Pre-refunded 12/01/14) — MBIA Insured	12/14 at 100.00	AAA	10,911
990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26 — MBIA Insured	12/14 at 100.00	AAA	953,449
1,250	California Pollution Control Financing Authority, Remarketed Revenue Bonds, Pacific Gas and Electric Company, Series 1996A, 5.350%, 12/01/16 — MBIA Insured (Alternative Minimum Tax)	4/11 at 102.00	AA	1,182,938
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 — FGIC Insured (ETM)	No Opt. Call	AA	1,902,503
1,005	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/26 — FSA Insured	10/14 at 100.00	AAA	968,096
1,150	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 — FSA Insured	No Opt. Call	AAA	482,000
50	Kern County Housing Authority, California, GNMA Guaranteed Tax-Exempt Mortgage Obligation Bonds, Series 1994A-I, 7.150%, 12/30/24 (Alternative Minimum Tax)	No Opt. Call	AAA	51,365
35	Kern County Housing Authority, California, GNMA Guaranteed Tax-Exempt Mortgage Obligation Bonds, Series 1994A-III, 7.450%, 6/30/25 (Alternative Minimum Tax)	No Opt. Call	AAA	36,052
4,225	La Verne-Grand Terrace Housing Finance Agency, California, Single Family Residential Mortgage Revenue Bonds, Series 1984A, 10.250%, 7/01/17 (ETM)	No Opt. Call	AAA	5,390,086
5,000	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 — MBIA Insured	No Opt. Call	AA	5,815,700
8,880	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	AAA	10,742,314
10,190	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1988A, 8.300%, 9/01/14 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	11,583,686
9,340	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	AAA	11,243,305

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	California (continued)
$4,300	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.125%, 5/01/19 — MBIA Insured (Alternative Minimum Tax)	5/11 at 100.00	AA	$3,839,083
29,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/31 — MBIA Insured	No Opt. Call	AA	6,485,270
2,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 — MBIA Insured	8/14 at 100.00	AA	1,993,180
4,475	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 — MBIA Insured	8/17 at 100.00	AA	3,410,263
4,455	San Mateo County Community College District, California, General Obligation Bonds, Series 2006B, 0.000%, 9/01/21 — MBIA Insured	No Opt. Call	Aa1	2,159,784
1,815	University of California, General Revenue Bonds, Series 2005G, 4.750%, 5/15/31 — MBIA Insured	5/13 at 101.00	Aa1	1,587,272
3,600	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 — MBIA Insured	8/15 at 100.00	AA	3,372,156

113,295	Total California			90,862,116

	Colorado — 11.8% (7.1% of Total Investments)
1,500	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2003A, 5.125%, 12/01/21 — FSA Insured	12/13 at 100.00	AAA	1,508,265
5,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 6.761%, 10/01/41 — FSA Insured (IF)	4/18 at 100.00	AAA	4,395,600
2,500	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2002E, 5.500%, 11/15/18 — FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A+	2,312,475
6,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000A, 5.750%, 9/01/29 (Pre-refunded 9/01/10) — MBIA Insured	9/10 at 102.00	AAA	6,453,960
20,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 — MBIA Insured	No Opt. Call	AA	4,369,000
4,405	Garfield, Eagle and Pitkin Counties School District RE-1, Roaring Fork, Colorado, General Obligation Bonds, Series 2005A, 5.000%, 12/15/24 — FSA Insured	12/14 at 100.00	AAA	4,332,978
2,065	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 — FSA Insured (UB)	12/14 at 100.00	AAA	2,009,204
1,390	Teller County School District RE-2, Woodland Park, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 — MBIA Insured	12/14 at 100.00	AA	1,382,994
1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2002A, 5.000%, 6/01/19 (Pre-refunded 6/01/12) — FGIC Insured	6/12 at 100.00	AA- (4)	1,065,870
1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 — FGIC Insured	6/15 at 100.00	AA	927,700

45,360	Total Colorado			28,758,046

	District of Columbia — 0.1% (0.1% of Total Investments)
665	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606, 1.947%, 10/01/30 — AMBAC Insured (IF)	10/16 at 100.00	AA	312,623

	Florida — 4.0% (2.4% of Total Investments)
2,285	Florida Municipal Loan Council, Revenue Bonds, Series 2005A, 5.000%, 2/01/23 — MBIA Insured	2/15 at 100.00	AA	2,121,737
1,500	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 10/01/19 — FGIC Insured	10/13 at 100.00	AA	1,509,030
4,240	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2003-1, 5.250%, 10/01/17 — MBIA Insured	10/13 at 100.00	AA	4,291,050

NIF	Nuveen Premier Insured Municipal Income Fund, Inc. (continued) Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Florida (continued)
$2,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 — MBIA Insured	10/15 at 100.00	AA	$1,898,340

10,025	Total Florida			9,820,157

	Georgia — 3.6% (2.1% of Total Investments)
2,950	Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G, 5.000%, 1/01/25 — FSA Insured	1/15 at 100.00	AAA	2,882,652
6,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 1999, 5.500%, 8/01/25 — MBIA Insured	8/09 at 102.00	AA	5,829,590

9,450	Total Georgia			8,712,242

	Hawaii — 4.2% (2.5% of Total Investments)
2,250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company Inc., Series 1999D, 6.150%, 1/01/20 — AMBAC Insured (Alternative Minimum Tax)	1/09 at 101.00	AA	2,158,650
8,030	Hawaii Department of Transportation, Airport System Revenue Refunding Bonds, Series 2000B, 6.500%, 7/01/15 — FGIC Insured (Alternative Minimum Tax)	7/10 at 101.00	A2	8,095,364

10,280	Total Hawaii			10,254,014

	Illinois — 19.2% (11.5% of Total Investments)
4,000	Bridgeview, Illinois, General Obligation Bonds, Series 2002, 5.000%, 12/01/22 — FGIC Insured	12/12 at 100.00	A-	3,897,280
8,200	Chicago Board of Education, Illinois, General Obligation Lease Certificates, Series 1992A, 6.250%, 1/01/15 — MBIA Insured	No Opt. Call	AA	8,714,714
10,000	Chicago, Illinois, General Obligation Refunding Bonds, Series 2000D, 5.500%, 1/01/35 — FGIC Insured	1/10 at 101.00	AA	9,768,700
1,450	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 — MBIA Insured	1/16 at 100.00	AA	1,377,167
23,110	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 — Elgin, Series 2002, 0.000%, 1/01/17 — FSA Insured	No Opt. Call	AAA	15,207,994
2,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 — FGIC Insured	2/17 at 100.00	A+	2,127,600
5,010	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 — MBIA Insured	No Opt. Call	AA	2,433,307
3,225	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1992A, 9.000%, 6/01/09 — AMBAC Insured	No Opt. Call	AA	3,357,064

57,495	Total Illinois			46,883,826

	Indiana — 3.9% (2.3% of Total Investments)
2,130	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 MBIA Insured	1/17 at 100.00	AA	1,740,189
	Indiana University, Parking Facility Revenue Bonds, Series 2004:
1,015	5.250%, 11/15/19 — AMBAC Insured	11/14 at 100.00	Aa1	1,044,567
1,060	5.250%, 11/15/20 — AMBAC Insured	11/14 at 100.00	Aa1	1,081,391
1,100	5.250%, 11/15/21 — AMBAC Insured	11/14 at 100.00	Aa1	1,114,157
9,255	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 — AMBAC Insured	No Opt. Call	AA	3,513,476
1,000	Metropolitan School District Steuben County K-5 Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.250%, 1/15/21 — FSA Insured	7/14 at 102.00	AAA	1,020,680

15,560	Total Indiana			9,514,460

	Iowa — 1.3% (0.7% of Total Investments)
3,345	Ames, Iowa, Hospital Revenue Refunding Bonds, Mary Greeley Medical Center, Series 2003, 5.000%, 6/15/17 — AMBAC Insured	6/13 at 100.00	Aa3	3,045,121

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Kansas 0.6% (0.3% of Total Investments)
$1,385	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006, 5.000%, 9/01/31 — FSA Insured	9/14 at 100.00	Aaa	$1,348,131

	Louisiana — 2.8% (1.7% of Total Investments)
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 — MBIA Insured	7/14 at 100.00	AA	937,940
7,160	Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, 4.750%, 5/01/39 — FSA Insured (UB)	5/16 at 100.00	AAA	5,812,273

8,160	Total Louisiana			6,750,213

	Maryland — 2.2% (1.3% of Total Investments)
1,200	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 — CIFG Insured	6/16 at 100.00	Baa2	1,002,144
5,000	Maryland Transportation Authority, Airport Parking Revenue Bonds, Baltimore-Washington International Airport Passenger Facility, Series 2002B, 5.125%, 3/01/21 — AMBAC Insured (Alternative Minimum Tax)	3/12 at 101.00	AA	4,322,500

6,200	Total Maryland			5,324,644

	Massachusetts — 2.4% (1.4% of Total Investments)
4,400	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 — FSA Insured (UB)	8/15 at 100.00	AAA	4,417,292
1,725	Massachusetts Water Resources Authority, General Revenue Bonds, 4.500%, 8/01/46 — FSA Insured (UB)	2/17 at 100.00	AAA	1,330,786

6,125	Total Massachusetts			5,748,078

	Michigan — 3.9% (2.3% of Total Investments)
6,500	Michigan Higher Education Student Loan Authority, Revenue Bonds, Series 2000 XII-T, 5.300%, 9/01/10 — AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	AA
3,810	Michigan Housing Development Authority, GNMA Collateralized Limited Obligation Multifamily Housing Revenue Bonds, Cranbrook Apartments, Series 2001A, 5.500%, 2/20/43 (Alternative Minimum Tax)	8/12 at 102.00	Aaa	3,013,291

10,310	Total Michigan			9,567,306

	Minnesota — 2.0% (1.2% of Total Investments)
4,860	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2001B, 5.750%, 1/01/15 — FGIC Insured (Alternative Minimum Tax)	1/11 at 100.00	AA	4,822,335
145	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.950%, 2/01/18 — MBIA Insured	2/09 at 100.00	Aa1	145,358

5,005	Total Minnesota			4,967,693

	Missouri — 0.8% (0.5% of Total Investments)
2,000	Missouri Western State College, Auxiliary System Revenue Bonds, Series 2003, 5.000%, 10/01/21 — MBIA Insured	10/13 at 100.00	AA	1,951,600

	Nevada — 5.2% (3.1% of Total Investments)
2,100	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 — MBIA Insured	12/12 at 100.00	AA+	1,910,517
900	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 (Pre-refunded 12/01/12) — MBIA Insured	12/12 at 100.00	Aa1 (4)	965,520
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
160	0.000%, 1/01/28 — AMBAC Insured	No Opt. Call	A	23,022
2,000	5.375%, 1/01/40 — AMBAC Insured	1/10 at 100.00	AA	1,202,280

NIF	Nuveen Premier Insured Municipal Income Fund, Inc. (continued) Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Nevada (continued)
$7,990	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.250%, 6/01/41 (Pre-refunded 6/01/12) — AMBAC Insured	6/12 at 100.00	AA (4)	$8,575,188

13,150	Total Nevada			12,676,527

	New Jersey — 1.0% (0.6% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,200	5.000%, 7/01/22 — MBIA Insured	7/14 at 100.00	AA	1,169,772
1,200	5.000%, 7/01/23 — MBIA Insured	7/14 at 100.00	AA	1,162,332

2,400	Total New Jersey			2,332,104

	New York — 7.3% (4.4% of Total Investments)
1,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 — FGIC Insured	2/15 at 100.00	AA 8	99,300
20	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Driver Trust 1649, 2006, 4.745%, 2/15/47 — MBIA Insured (IF)	2/17 at 100.00	AA 8	,238
2,125	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 — MBIA Insured (UB)	2/17 at 100.00	AA 1	,512,299
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 — FGIC Insured	6/16 at 100.00	A-	4,564,700
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002F, 5.250%, 11/15/27 (Pre-refunded 11/15/12) — MBIA Insured	11/12 at 100.00	AAA	10,851,700

18,145	Total New York			17,836,237

	North Carolina — 2.1% (1.3% of Total Investments)
3,100	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Betsy Johnson Regional Hospital Project, Series 2003, 5.125%, 10/01/32 — FSA Insured	10/13 at 100.00	AAA	2,295,085
3,050	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 5/01/22 — AMBAC Insured	5/15 at 100.00	Aa3	2,886,551

6,150	Total North Carolina			5,181,636

	Ohio — 0.2% (0.1% of Total Investments)
1,535	Hamilton County, Ohio, Sales Tax Revenue Bonds, Tender Option Bond Trust 2706, 0.472%, 12/01/32 — AMBAC Insured (IF)	12/16 at 100.00	A2	477,370

	Oklahoma — 1.7% (1.0% of Total Investments)
3,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 — AMBAC Insured	7/15 at 100.00	AA	3,385,305
640	Oklahoma Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18 (Alternative Minimum Tax)	No Opt. Call	AAA	661,005

4,140	Total Oklahoma			4,046,310

	Oregon — 4.3% (2.6% of Total Investments)
	Oregon Health Sciences University, Revenue Bonds, Series 2002A:
5,000	5.000%, 7/01/26 — MBIA Insured	1/13 at 100.00	AA	4,459,500
7,000	5.000%, 7/01/32 — MBIA Insured	1/13 at 100.00	AA	5,906,670

12,000	Total Oregon			10,366,170

	Pennsylvania — 3.5% (2.1% of Total Investments)
1,500	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 — MBIA Insured	12/15 at 100.00	AA	1,377,540
4,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 — FSA Insured (UB)	6/16 at 100.00	AAA	3,899,440
2,680	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 — FSA Insured (UB)	12/16 at 100.00	AAA	2,130,412

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)
$1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 - AMBAC Insured	6/16 at 100.00	AA	$1,003,013

9,230	Total Pennsylvania			8,410,405

	Puerto Rico — 2.3% (1.4% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 - FGIC Insured	7/15 at 100.00	AA	2,258,050
1,000	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 — CIFG Insured	No Opt. Call	BBB-	924,490
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 — FGIC Insured	No Opt. Call	AA	506,250
2,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 — MBIA Insured	No Opt. Call	AA	1,987,600

10,500	Total Puerto Rico			5,676,390

	Tennessee — 4.2% (2.5% of Total Investments)
3,000	Blount County Public Building Authority, Tennessee, Local Government Improvement Loans, Oak Ridge General Obligation, 2005 Series B9A, Variable Rate Demand Obligations, 5.000%, 6/01/24 - AMBAC Insured	6/15 at 100.00	Aa3	2,871,450
2,055	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004, 5.000%, 10/01/22 - FSA Insured	10/14 at 100.00	AAA	2,044,725
5,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Credit Group, Series 1999A, 6.000%, 11/15/30 (Pre-refunded 11/15/09) — AMBAC Insured	11/09 at 101.00	AAA	5,268,200

10,055	Total Tennessee			10,184,375

	Texas — 10.7% (6.4% of Total Investments)
12,500	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.500%, 11/01/35 — FGIC Insured (Alternative Minimum Tax)	11/09 at 100.00	A+	9,911,500
	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003:
4,565	5.250%, 12/15/20 — FGIC Insured	12/13 at 100.00	A+	4,450,099
4,800	5.250%, 12/15/21 — FGIC Insured	12/13 at 100.00	A+	4,632,912
7,600	San Antonio, Texas, Airport System Improvement Revenue Bonds, Series 2001, 5.375%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)	7/11 at 101.00	A+	7,185,800

29,465	Total Texas			26,180,311

	Washington — 18.3% (11.0% of Total Investments)
5,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001B, 5.600%, 1/01/36 — MBIA Insured (Alternative Minimum Tax)	7/11 at 101.00	AA	4,107,000
	King County School District 405, Bellevue, Washington, General Obligation Bonds, Series 2002:
10,060	5.000%, 12/01/19 — FGIC Insured	12/12 at 100.00	AA+	10,174,282
12,785	5.000%, 12/01/20 — FGIC Insured	12/12 at 100.00	AA+	12,850,076
	Pierce County School District 343, Dieringer, Washington, General Obligation Refunding Bonds, Series 2003:
2,755	5.250%, 12/01/18 — FGIC Insured	6/13 at 100.00	Aa1	2,830,432
2,990	5.250%, 12/01/19 — FGIC Insured	6/13 at 100.00	Aa1	3,054,494
4,715	Port of Seattle, Washington, Revenue Bonds, Series 2001B, 5.625%, 4/01/17 — FGIC Insured (Alternative Minimum Tax)	10/11 at 100.00	AA	4,497,403
895	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/29 — MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA	804,748
1,265	Tacoma, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/18 — FGIC Insured	12/12 at 100.00	AA	1,285,948

NIF	Nuveen Premier Insured Municipal Income Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Washington (continued)
$5,000	Washington, General Obligation Bonds, Series 2001C, 5.250%, 1/01/26 — FSA Insured	1/11 at 100.00	AAA	$5,009,750

45,465	Total Washington			44,614,133

$483,485	Total Long-Term Investments (cost $428,549,805) — 166.7%			405,997,280

	Short-Term Investments — 0.7% (0.4% of Total Investments)
$1,660	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Enhanced Revenue Bonds, Trust 1220, Variable Rate Demand Obligations, 6.640%, 6/01/35 — FGIC Insured (5)		VMIG-1	1,660,000

	Total Short-Term Investments (cost $1,660,000)			1,660,000

	Total Investments (cost $430,209,805) — 167.4%			407,657,280

	Floating Rate Obligations — (6.3)%			(15,345,000)

	Other Assets Less Liabilities — 2.5%			6,226,586

	Auction Rate Preferred Shares, at Liquidation Value — (63.6)% (6)			(154,950,000)

	Net Assets Applicable to Common Shares — 100%			$243,588,866

At least 80% of the Fund’s net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 -Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 38.0%. (ETM) Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.
See accompanying notes to financial statements.

NPX	Nuveen Insured Premium Income Municipal Fund 2
Portfolio of INVESTMENTS
October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Alabama — 3.8% (2.3% of Total Investments)
$3,750	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 - MBIA Insured	6/15 at 100.00	A2	$3,536,550
	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
1,395	5.000%, 4/01/22 — MBIA Insured	4/14 at 100.00	AA	1,187,940
1,040	5.000%, 4/01/23 — MBIA Insured	4/14 at 100.00	AA	874,359
11,135	Limestone County Water and Sewer Authority, Alabama, Water Revenue Bonds, Series 2007, 4.500%, 12/01/37 — SYNCORA GTY Insured	3/17 at 100.00	BBB-	8,093,809
2,590	Montgomery Water and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 3/01/25 — FSA Insured	3/15 at 100.00	AAA	2,536,050

19,910	Total Alabama			16,228,708

	Arizona — 2.6% (1.6% of Total Investments)
12,365	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/27 — MBIA Insured (UB)	7/15 at 100.00	AAA	11,236,817

	Arkansas — 3.2% (1.9% of Total Investments)
7,745	Arkansas Development Finance Authority, State Facility Revenue Bonds, Donaghey Plaza Project, Series 2004, 5.250%, 6/01/25 — FSA Insured	6/14 at 100.00	AAA	7,610,082
	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B:
2,000	5.000%, 11/01/27 — MBIA Insured	11/14 at 100.00	Aa3	1,924,060
2,000	5.000%, 11/01/28 — MBIA Insured	11/14 at 100.00	Aa3	1,902,880
2,480	University of Arkansas, Monticello Campus, Revenue Bonds, Series 2005, 5.000%, 12/01/35 - AMBAC Insured	12/13 at 100.00	Aa3	2,241,796

14,225	Total Arkansas			13,678,818

	California — 23.8% (14.3% of Total Investments)
22,880	Alameda Corridor Transportation Authority, California, User Fee Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/32 — MBIA Insured (UB)	No Opt. Call	AA	5,166,533
20	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/24 (Pre-refunded 12/01/14) — MBIA Insured	12/14 at 100.00	AAA	21,823
1,980	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/24 — MBIA Insured (4)	12/14 at 100.00	AAA	1,951,963
1,800	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/33 — MBIA Insured	10/15 at 100.00	Aa3	1,609,200
31,200	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/34 — MBIA Insured	1/10 at 24.23	AA	5,983,848
1,735	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 — AMBAC Insured	9/15 at 100.00	AA	1,566,028
1,750	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, Trust 2448, 0.891%, 6/01/35 — FGIC Insured (IF)	6/15 at 100.00	A	77,735
1,870	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 — FSA Insured	No Opt. Call	AAA	783,773

NPX	Nuveen Insured Premium Income Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	California (continued)
$6,520	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005E, 5.000%, 7/01/22 — AMBAC Insured	7/15 at 100.00	AA	$6,487,661
4,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 — FGIC Insured	7/16 at 100.00	AA-	3,860,680
15,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/30 (Pre-refunded 8/01/13) — FGIC Insured	8/13 at 100.00	AAA	16,446,899
1,750	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 — MBIA Insured (ETM)	8/13 at 100.00	AA+ (5)	1,645,613
8,250	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 — MBIA Insured	8/13 at 100.00	AA+	7,457,423
750	Orange County Water District, California, Revenue Certificates of Participation, Series 2005B, 5.000%, 8/15/24 — MBIA Insured	2/15 at 100.00	AA+	729,983
1,435	Pasadena Area Community College District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 6/01/22 (Pre-refunded 6/01/13) - FGIC Insured	6/13 at 100.00	AA- (5)	1,554,765
12,265	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 (Pre-refunded 12/01/09) - AMBAC Insured	12/09 at 102.00	AA (5)	13,062,224
735	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 — AMBAC Insured	12/09 at 102.00	AA	758,366
	San Diego County, California, Certificates of Participation, Edgemoor Facility Project and Regional System, Series 2005:
1,675	5.000%, 2/01/24 — AMBAC Insured	2/15 at 100.00	AA+	1,550,012
720	5.000%, 2/01/25 — AMBAC Insured	2/15 at 100.00	AA+	660,557
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
3,825	0.000%, 1/15/32 — MBIA Insured	No Opt. Call	AA	797,819
26,900	0.000%, 1/15/34 — MBIA Insured	No Opt. Call	AA	4,865,941
2,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 — MBIA Insured	8/14 at 100.00	AA	1,993,180
7,845	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 — MBIA Insured	8/17 at 100.00	AA	5,978,439
5,000	Torrance, California, Certificates of Participation, Series 2005B, 5.000%, 6/01/24 — AMBAC Insured	No Opt. Call	AA	4,842,000
12,500	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000%, 5/15/33 - AMBAC Insured (UB)	5/13 at 100.00	Aa1	11,336,125

174,405	Total California			101,188,590

	Colorado — 11.2% (6.7% of Total Investments)
1,940	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Adams School District 12 — Pinnacle School, Series 2003, 5.250%, 6/01/23 — SYNCORA GTY Insured	6/13 at 100.00	A	1,865,368
3,405	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy Charter School, Series 2003, 5.250%, 12/01/23 — SYNCORA GTY Insured	12/13 at 100.00	A	3,271,115
3,500	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Healthcare Inc., Series 1999A, 5.750%, 12/01/23 (Pre-refunded 12/01/09) — FSA Insured	12/09 at 101.00	Aaa	3,687,320
17,145	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) — SYNCORA GTY Insured	12/13 at 100.00	N/R (5)	18,205,417
6,100	Denver School District 1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 - FSA Insured	12/13 at 100.00	AAA	6,223,098
12,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 - MBIA Insured	No Opt. Call	AA	2,621,400

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Colorado (continued)
$1,325	El Paso County, Colorado, Certificates of Participation, Detention Facility Project, Series 2002B, 5.000%, 12/01/27 — AMBAC Insured	12/12 at 100.00	AA	$1,226,606
	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004:
2,500	5.000%, 12/15/22 — FSA Insured (UB)	12/14 at 100.00	AAA	2,462,575
5,125	5.000%, 12/15/23 — FSA Insured (UB)	12/14 at 100.00	AAA	5,018,349
2,000	5.000%, 12/15/24 — FSA Insured (UB)	12/14 at 100.00	AAA	1,945,960
1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 - FGIC Insured	6/15 at 100.00	AA	927,700

56,040	Total Colorado			47,454,908

	District of Columbia — 0.1% (0.1% of Total Investments)
1,065	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606, 1.947%, 10/01/30 - AMBAC Insured (IF)	10/16 at 100.00	AA	500,667

	Florida — 0.9% (0.6% of Total Investments)
4,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 — AMBAC Insured	6/13 at 101.00	AAA	3,980,320

	Georgia — 4.2% (2.5% of Total Investments)
4,000	Cobb County Development Authority, Georgia, Parking Revenue Bonds, Kennesaw State University, Series 2004, 5.000%, 7/15/24 — MBIA Insured	7/14 at 100.00	A1	3,927,160
1,925	Columbus, Georgia, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 5/01/23 - MBIA Insured	5/14 at 100.00	AA	1,903,498
	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A:
1,775	5.000%, 11/01/21 — MBIA Insured	11/13 at 100.00	AA	1,743,405
2,580	5.000%, 11/01/22 — MBIA Insured	11/13 at 100.00	AA	2,514,133
4,500	South Fulton Municipal Regional Water and Sewerage Authority, Georgia, Water and Sewerage Revenue Bonds, Series 2003, 5.000%, 1/01/33 (Pre-refunded 1/01/13) — MBIA Insured	1/13 at 100.00	A2 (5)	4,819,770
3,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2002, 5.200%, 10/01/22 — AMBAC Insured	10/12 at 101.00	AA	2,843,250

17,780	Total Georgia			17,751,216

	Hawaii — 8.6% (5.1% of Total Investments)
2,375	Hawaii County, Hawaii, General Obligation Bonds, Series 2003A, 5.000%, 7/15/19 — FSA Insured	7/13 at 100.00	AAA	2,405,590
20,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Refunding Bonds, Hawaiian Electric Company Inc., Series 2000, 5.700%, 7/01/20 — AMBAC Insured (Alternative Minimum Tax)	7/10 at 101.00	AA	18,399,597
	Hawaii Department of Transportation, Airport System Revenue Refunding Bonds, Series 2000B:
6,105	6.100%, 7/01/16 — FGIC Insured (Alternative Minimum Tax)	7/10 at 101.00	A2	6,049,261
9,500	6.625%, 7/01/17 — FGIC Insured (Alternative Minimum Tax)	7/10 at 101.00	A2	9,555,195

37,980	Total Hawaii			36,409,643

	Idaho — 0.1% (0.0% of Total Investments)
290	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1998E, 5.450%, 7/01/18 — AMBAC Insured (Alternative Minimum Tax)	1/09 at 100.75	Aaa	284,876

	Illinois — 3.5% (2.1% of Total Investments)
1,015	Chicago Park District, Illinois, Limited Tax General Obligation Park Bonds, Series 2001C, 5.500%, 1/01/18 — FGIC Insured	7/11 at 100.00	AA	1,041,380
	Illinois Health Facilities Authority, Revenue Bonds, Lutheran General Health System, Series 1993A:
2,365	6.125%, 4/01/12 — FSA Insured (ETM)	No Opt. Call	AAA	2,500,680
5,000	6.250%, 4/01/18 — FSA Insured (ETM)	No Opt. Call	AAA	5,606,250

NPX	Nuveen Insured Premium Income Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Illinois (continued)
$1,950	Illinois Health Facilities Authority, Revenue Refunding Bonds, SSM Healthcare System, Series 1992AA, 6.550%, 6/01/14 — MBIA Insured (ETM)	No Opt. Call	AA (5)	$2,246,420
4,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 — FGIC Insured	2/17 at 100.00	A+	3,404,160
165	Peoria, Moline and Freeport, Illinois, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1995A, 7.600%, 4/01/27 (Alternative Minimum Tax)	4/09 at 102.00	AAA	167,308

14,495	Total Illinois			14,966,198

	Indiana — 1.7% (1.0% of Total Investments)
	Hamilton County Public Building Corporation, Indiana, First Mortgage Bonds, Series 2004:
2,105	5.000%, 8/01/23 — FSA Insured	8/14 at 100.00	AAA	2,085,339
2,215	5.000%, 8/01/24 — FSA Insured	8/14 at 100.00	AAA	2,179,272
3,730	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 - MBIA Insured	1/17 at 100.00	AA	3,047,373

8,050	Total Indiana			7,311,984

	Kansas — 0.3% (0.2% of Total Investments)
1,500	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/27 — FSA Insured	9/14 at 101.00	AAA	1,485,450

	Kentucky — 1.2% (0.7% of Total Investments)
6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 — MBIA Insured	No Opt. Call	AA	1,529,605
3,575	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2005B, 5.000%, 7/01/25 — AMBAC Insured	7/15 at 100.00	AA+	3,487,913

9,585	Total Kentucky			5,017,518

	Louisiana — 5.1% (3.1% of Total Investments)
4,455	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 — MBIA Insured	7/14 at 100.00	AA	4,178,523
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
1,200	5.000%, 5/01/25 — FGIC Insured	5/15 at 100.00	AA	1,150,536
2,210	5.000%, 5/01/26 — FGIC Insured	5/15 at 100.00	AA	2,110,727
2,500	5.000%, 5/01/27 — FGIC Insured	5/15 at 100.00	AA	2,369,925
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006:
1,320	4.750%, 5/01/39 — FSA Insured (UB)	5/16 at 100.00	AAA	1,071,536
14,265	4.500%, 5/01/41 — FGIC Insured (UB)	5/16 at 100.00	AA	10,936,833

25,950	Total Louisiana			21,818,080

	Maryland — 0.8% (0.5% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 — SYNCORA GTY Insured	9/16 at 100.00	BBB-	1,585,810
2,580	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 — MBIA Insured	7/16 at 100.00	AA	1,788,688

4,445	Total Maryland			3,374,498

	Massachusetts — 2.1% (1.3% of Total Investments)
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 — AMBAC Insured	No Opt. Call	AA	2,828,730

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)
$290	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 — AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	AA	$204,079
	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
3,650	5.250%, 1/01/22 (Pre-refunded 1/01/14) — FGIC Insured	1/14 at 100.00	A (5)	3,796,037
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) — FGIC Insured	1/14 at 100.00	A (5)	2,080,020

8,940	Total Massachusetts			8,908,866

	Michigan — 0.8% (0.5% of Total Investments)
3,170	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.000%, 4/01/16 — AMBAC Insured (Alternative Minimum Tax)	4/09 at 100.00	AA	3,164,199

	Minnesota — 0.2% (0.1% of Total Investments)
885	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.950%, 2/01/18 - MBIA Insured	2/09 at 100.00	Aa1	887,186

	Missouri — 0.5% (0.3% of Total Investments)
1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/25 — MBIA Insured	3/16 at 100.00	Aa2	1,004,760
450	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Brookstone Village Apartments, Series 1996A, 6.000%, 12/01/16 — FSA Insured (Alternative Minimum Tax)	12/08 at 100.00	AAA	450,023
750	Missouri Western State College, Auxiliary System Revenue Bonds, Series 2003, 5.000%, 10/01/33 - MBIA Insured	10/13 at 100.00	AA	649,275

2,200	Total Missouri			2,104,058

	Nebraska — 2.8% (1.7% of Total Investments)
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2005A, 5.000%, 1/01/25 - FSA Insured	1/15 at 100.00	AAA	979,310
12,520	Nebraska Public Power District, Power Supply System Revenue Bonds, Series 2006A, 5.000%, 1/01/41 — FGIC Insured	1/16 at 100.00	AA	10,282,300
865	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 14.495%, 2/01/49 — AMBAC Insured (IF)	2/17 at 100.00	AAA	768,674

14,385	Total Nebraska			12,030,284

	Nevada — 2.5% (1.5% of Total Investments)
5,000	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 2000C, 5.950%, 12/01/38 — AMBAC Insured (Alternative Minimum Tax)	7/10 at 102.00	Aa3	3,567,050
3,280	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/24 - FGIC Insured	7/14 at 100.00	Aa3	3,037,936
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
5,055	0.000%, 1/01/27 — AMBAC Insured	No Opt. Call	A	807,587
5,500	5.625%, 1/01/32 — AMBAC Insured	1/10 at 102.00	AA	3,316,115

18,835	Total Nevada			10,728,688

	New Jersey — 5.2% (3.1% of Total Investments)
	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
2,000	5.125%, 10/01/21 — MBIA Insured	10/14 at 100.00	A1	2,006,480
2,250	5.125%, 10/01/22 — MBIA Insured	10/14 at 100.00	A1	2,244,353
1,560	Mount Olive Township Board of Education, Morris County, New Jersey, General Obligation Bonds, Series 2004, 5.000%, 1/15/22 — MBIA Insured	1/15 at 100.00	Aa2	1,564,009

NPX	Nuveen Insured Premium Income Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	New Jersey (continued)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
$1,475	5.000%, 7/01/22 — MBIA Insured	7/14 at 100.00	AA	$1,437,845
1,475	5.000%, 7/01/23 — MBIA Insured	7/14 at 100.00	AA	1,428,700
	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series 2006C:
25,000	0.000%, 12/15/35 — AMBAC Insured (UB)	No Opt. Call	AA	4,807,500
10,000	0.000%, 12/15/36 — AMBAC Insured (UB)	No Opt. Call	AA	1,799,800
3,075	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/15 — FSA Insured	No Opt. Call	AAA	3,297,446
3,315	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 - FSA Insured (UB)	1/15 at 100.00	AAA	3,316,525

50,150	Total New Jersey			21,902,658

	New Mexico — 1.0% (0.6% of Total Investments)
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
1,415	5.000%, 6/01/22 — AMBAC Insured	6/14 at 100.00	AA+	1,408,038
1,050	5.000%, 6/01/24 — AMBAC Insured	6/14 at 100.00	AA+	1,028,811
2,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005E, 5.000%, 6/15/25 — MBIA Insured	6/15 at 100.00	Aa3	1,949,220

4,465	Total New Mexico			4,386,069

	New York — 11.5% (6.9% of Total Investments)
1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 — FGIC Insured	2/15 at 100.00	AA	1,007,216
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 — AMBAC Insured	3/15 at 100.00	AAA	990,420
120	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Driver Trust 1649, 2006, 4.745%, 2/15/47 — MBIA Insured (IF)	2/17 at 100.00	AA	49,426
3,705	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 — MBIA Insured (UB)	2/17 at 100.00	AA	2,636,737
2,700	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006F, 4.250%, 5/01/33 — MBIA Insured (UB)	11/16 at 100.00	AA	2,007,207
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
10,675	5.000%, 12/01/23 — FGIC Insured	6/16 at 100.00	A-	9,925,081
5,000	5.000%, 12/01/25 — FGIC Insured	6/16 at 100.00	A-	4,564,700
1,755	Nassau County, New York, General Obligation Improvement Bonds, Series 2000E, 6.000%, 3/01/16 (Pre-refunded 3/01/10) — FSA Insured	3/10 at 100.00	AAA	1,839,767
7,500	Nassau Health Care Corporation, New York, County Guaranteed Revenue Bonds, Series 1999, 5.750%, 8/01/29 (Pre-refunded 8/01/09) — FSA Insured	8/09 at 102.00	AAA	7,850,325
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 - FSA Insured	11/14 at 100.00	AAA	4,860,350
1,540	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Trust 2364, 8.714%, 11/15/44 — AMBAC Insured (IF)	11/15 at 100.00	A2	917,809
8,495	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 — FSA Insured	11/08 at 100.00	AAA	8,495,850
3,770	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/25 - FSA Insured	7/15 at 100.00	AAA	3,732,639

52,380	Total New York			48,877,527

	North Carolina — 1.9% (1.2% of Total Investments)
1,250	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.000%, 7/15/30 - MBIA Insured	7/15 at 100.00	A1	1,159,313

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	North Carolina (continued)
	Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
$2,225	5.000%, 5/01/23 — FGIC Insured	5/14 at 100.00	AA	$2,068,560
2,335	5.000%, 5/01/24 — FGIC Insured	5/14 at 100.00	AA	2,150,185
2,900	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 5/01/21 — AMBAC Insured	5/15 at 100.00	Aa3	2,769,413

8,710	Total North Carolina			8,147,471

	North Dakota — 4.2% (2.5% of Total Investments)
10,715	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2000A, 5.600%, 6/01/21 — FSA Insured	6/10 at 101.00	AAA	10,735,359
8,000	North Dakota, Student Loan Trust Revenue Bonds, Series 2000B, 5.850%, 12/01/25 — AMBAC Insured (Alternative Minimum Tax)	12/10 at 100.00	AA	7,222,000

18,715	Total North Dakota			17,957,359

	Ohio — 0.4% (0.2% of Total Investments)
2,700	Hamilton County, Ohio, Sales Tax Revenue Bonds, Tender Option Bond Trust 2706, 0.472%, 12/01/32 — AMBAC Insured (IF)	12/16 at 100.00	A2	839,673
700	Shaker Heights, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/26 — AMBAC Insured	12/13 at 100.00	AA+	691,117

3,400	Total Ohio			1,530,790

	Oklahoma — 0.3% (0.2% of Total Investments)
1,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 — AMBAC Insured	7/15 at 100.00	AA	1,450,845

	Oregon — 3.7% (2.3% of Total Investments)
1,520	Portland Housing Authority, Oregon, Multifamily Housing Revenue Bonds, Lovejoy Station Apartments, Series 2000, 6.000%, 7/01/33 — MBIA Insured (Alternative Minimum Tax)	7/10 at 100.00	A2	1,334,423
	Portland, Oregon, Airport Way Urban Renewal and Redevelopment Bonds, Series 2000A:
4,405	5.700%, 6/15/17 (Pre-refunded 6/15/10) — AMBAC Insured	6/10 at 101.00	Aa3 (5)	4,686,215
3,665	5.750%, 6/15/18 (Pre-refunded 6/15/10) — AMBAC Insured	6/10 at 101.00	Aa3 (5)	3,901,869
4,265	5.750%, 6/15/19 (Pre-refunded 6/15/10) — AMBAC Insured	6/10 at 101.00	Aa3 (5)	4,540,647
1,375	5.750%, 6/15/20 (Pre-refunded 6/15/10) — AMBAC Insured	6/10 at 101.00	Aa3 (5)	1,463,866

15,230	Total Oregon			15,927,020

	Pennsylvania — 13.9% (8.4% of Total Investments)
12,620	Allegheny County Hospital Development Authority, Pennsylvania, Insured Revenue Bonds, West Penn Allegheny Health System, Series 2000A, 6.500%, 11/15/30 (Pre-refunded 11/15/10) - MBIA Insured	11/10 at 102.00	AAA	13,732,452
2,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 — MBIA Insured	12/15 at 100.00	AA	1,836,720
9,485	Berks County Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Reading Hospital and Medical Center, Series 1999, 6.000%, 11/01/19 (Pre-refunded 11/01/09) — FSA Insured	11/09 at 102.00	AAA	10,033,707
4,235	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 — AMBAC Insured	8/16 at 100.00	AA	4,086,944
5,780	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 — MBIA Insured	5/15 at 100.00	AA	5,443,546
4,585	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 — FSA Insured (UB)	12/16 at 100.00	AAA	3,644,754
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 - AMBAC Insured	6/16 at 100.00	AA	1,003,013

NPX	Nuveen Insured Premium Income Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1:
$5,235	5.000%, 9/01/24 — FSA Insured (UB)	9/14 at 100.00	AAA	$4,907,708
3,000	5.000%, 9/01/25 — FSA Insured (UB)	9/14 at 100.00	AAA	2,795,940
2,360	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 - AMBAC Insured (ETM)	12/08 at 101.00	AAA	2,411,637
3,785	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/25 — FSA Insured (UB)	1/16 at 100.00	AAA	3,710,663
1,705	Solebury Township, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 12/15/25 - AMBAC Insured	6/15 at 100.00	Aa3	1,664,660
3,650	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/29 (Pre-refunded 6/01/13) - FSA Insured	6/13 at 100.00	AAA	3,895,025

59,490	Total Pennsylvania			59,166,769

	Puerto Rico — 0.5% (0.3% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 - FGIC Insured	7/15 at 100.00	AA	2,258,050

	South Carolina — 0.4% (0.3% of Total Investments)
1,955	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 — FSA Insured	12/16 at 100.00	AAA	1,814,533

	Texas — 18.1% (10.9% of Total Investments)
	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Industries Inc., Series 1998C:
10,000	5.125%, 5/01/19 — AMBAC Insured	11/08 at 102.00	AA	9,601,400
9,000	5.125%, 11/01/20 — AMBAC Insured	11/08 at 102.00	Aaa	8,457,750
	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004:
3,475	5.000%, 7/15/22 — FSA Insured (UB)	7/14 at 100.00	AAA	3,393,616
3,645	5.000%, 7/15/23 — FSA Insured (UB)	7/14 at 100.00	AAA	3,537,655
4,645	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Tender Option Bond Trust 2845, 6.500%, 10/01/32 — AMBAC Insured (IF)	10/17 at 100.00	AAA	2,571,054
12,500	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.500%, 11/01/35 — FGIC Insured (Alternative Minimum Tax)	11/09 at 100.00	A+	9,911,500
5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 - MBIA Insured	2/17 at 100.00	AA	4,161,050
4,485	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003B, 5.000%, 5/15/21 — FSA Insured	5/12 at 100.00	AAA	4,484,910
10,000	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.000%, 5/15/33 — AMBAC Insured	5/13 at 100.00	AA	9,093,200
4,151	Panhandle Regional Housing Finance Corporation, Texas, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Renaissance of Amarillo Apartments, Series 2001A, 6.650%, 7/20/42	7/12 at 105.00	Aaa	3,994,341
	Tarrant County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Cook Children’s Healthcare System, Series 2000A:
6,725	5.750%, 12/01/17 (Pre-refunded 12/01/10) — FSA Insured	12/10 at 101.00	AAA	7,239,866
1,170	5.750%, 12/01/24 (Pre-refunded 12/01/10) — FSA Insured	12/10 at 101.00	AAA	1,259,575
6,330	5.750%, 12/01/24 (Pre-refunded 12/01/10) — FSA Insured	12/10 at 101.00	AAA	6,814,625
2,300	Texas State University System, Financing Revenue Refunding Bonds, Series 2002, 5.000%, 3/15/18 - FSA Insured	3/12 at 100.00	AAA	2,329,601

83,426	Total Texas			76,850,143

	Utah — 2.5% (1.5% of Total Investments)
8,600	Intermountain Power Agency, Utah, Power Supply Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/18 — FSA Insured (UB)	7/13 at 100.00	AAA	8,760,562

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Utah (continued)
$2,385	Mountain Regional Water Special Service District, Utah, Water Revenue Bonds, Series 2003, 5.000%, 12/15/33 – MBIA Insured	12/13 at 100.00	AA	$1,998,916

10,985	Total Utah			10,759,478

	Vermont – 0.3% (0.2% of Total Investments)
1,320	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Fletcher Allen Health Care Inc., Series 2000A, 6.000%, 12/01/23 – AMBAC Insured	12/10 at 101.00	AA	1,259,504

	Virginia – 3.5% (2.1% of Total Investments)
	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
5,880	5.000%, 6/15/20 – MBIA Insured	6/15 at 100.00	AA	5,850,482
5,000	5.000%, 6/15/22 – MBIA Insured	6/15 at 100.00	AA	4,893,400
	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A:
1,150	5.250%, 12/15/22 – FSA Insured	6/14 at 100.00	AAA	1,161,063
500	5.250%, 12/15/23 – FSA Insured	6/14 at 100.00	AAA	503,595
2,250	Virginia Housing Development Authority, Multifamily Housing Bonds, Series 1997B, 6.050%, 5/01/17 – MBIA Insured (Alternative Minimum Tax)	1/09 at 101.00	Aa1	2,251,328

14,780	Total Virginia			14,659,868

	Washington – 7.4% (4.4% of Total Investments)
10,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001B, 5.600%, 1/01/36 – MBIA Insured (Alternative Minimum Tax)	7/11 at 101.00	AA	8,214,000
1,370	Clark County School District 101, La Center, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/22 – FSA Insured	12/12 at 100.00	Aaa	1,349,532
5,230	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1999A, 6.125%, 9/01/29 – MBIA Insured (Alternative Minimum Tax)	9/09 at 102.00	AA	4,773,630
1,545	Tacoma, Washington, General Obligation Bonds, Series 2004, 5.000%, 12/01/19 – MBIA Insured	12/14 at 100.00	AA	1,564,730
3,950	Washington State Healthcare Facilities Authority, Revenue Bonds, Swedish Health Services, Series 1998, 5.125%, 11/15/22 – AMBAC Insured	11/08 at 101.00	Aa3	3,280,633
6,200	Washington State, General Obligation Purpose Bonds, Series 2003A, 5.000%, 7/01/20 – FGIC Insured	7/12 at 100.00	AA+	6,249,104
10,855	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	5,980,671

39,150	Total Washington			31,412,300

	West Virginia – 1.9% (1.1% of Total Investments)
8,000	Pleasants County, West Virginia, Pollution Control Revenue Bonds, Monongahela Power Company Pleasants Station Project, Series 1995C, 6.150%, 5/01/15 – AMBAC Insured	11/08 at 100.00	AAA	8,020,880

	Wisconsin – 6.6% (3.9% of Total Investments)
7,000	La Crosse, Wisconsin, Resource Recovery Revenue Refunding Bonds, Northern States Power Company Project, Series 1996, 6.000%, 11/01/21 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	Aaa	6,525,750
12,750	Milwaukee County, Wisconsin, Airport Revenue Bonds, Series 2000A, 5.750%, 12/01/25 – FGIC Insured (Alternative Minimum Tax)	12/10 at 100.00	A1	11,163,645
6,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Sinai Samaritan Medical Center Inc., Series 1996, 5.750%, 8/15/16 – MBIA Insured	2/09 at 100.00	AA	6,214,563
4,225	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured	5/16 at 100.00	AA	4,002,689

30,225	Total Wisconsin			27,906,647

$856,881	Total Long-Term Investments (cost $752,113,187) – 163.3%			694,799,483

NPX	Nuveen Insured Premium Income Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008

Principal
Amount (000)	Description (1)	Ratings (3)	Value

	Short-Term Investments – 3.0% (1.8% of Total Investments)
$2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005C, Variable Rate Demand Obligations, 10.500%, 3/15/32 – AMBAC Insured (6)	A-2	$2,000,000
6,855	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Variable Rate Demand Obligations, Series 2006C, ROCS 684Z, 2.720%, 12/15/36 – AMBAC Insured (6)	VMIG-1	6,855,000
4,120	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Variable Rate Demand Obligations, Series 2005, ROCS 674, 2.020%, 7/01/27 – MBIA Insured (6)	VMIG-1	4,120,000

$12,975	Total Short-Term Investments (cost $12,975,000)		12,975,000

	Total Investments (cost $765,088,187) – 166.3%		707,774,483

	Floating Rate Obligations – (18.0)%		(76,590,000)

	Other Assets Less Liabilities – 3.2%		13,372,186

	Variable Rate Demand Preferred Shares, at Liquidation Value – (51.5)% (7)		(219,000,000)

	Net Assets Applicable to Common Shares – 100%		$425,556,669

At least 80% of the Fund’s net assets (including net assets attributable to Variable Rate Demand Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Portion of investment has been pledged as collateral for Recourse Trusts.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value, as a percentage of Total Investments is 30.9%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.
See accompanying notes to financial statements.

NVG	Nuveen Insured Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Municipal Bonds – 158.3% (98.6% of Total Investments)
	Alabama – 4.8% (3.0% of Total Investments)
$5,310	Athens, Alabama, Water and Sewerage Revenue Warrants, Series 2002, 5.300%, 5/01/32 – MBIA Insured	5/12 at 101.00	AA	$5,036,854
3,045	Hoover, Alabama, General Obligation Bonds, Series 2003, 5.000%, 3/01/20 – MBIA Insured	3/12 at 101.00	AA	3,061,260
10,000	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 1999A, 5.375%, 2/01/36 (Pre-refunded 2/01/09) – FGIC Insured	2/09 at 101.00	AAA	10,189,800

18,355	Total Alabama			18,287,914

	Alaska – 4.2% (2.6% of Total Investments)
15,000	Alaska, International Airport System Revenue Bonds, Series 2002B, 5.250%, 10/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	AA (4)	16,154,549

	Arizona – 2.1% (1.3% of Total Investments)
5,000	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA	3,913,350
6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/37 – FGIC Insured	No Opt. Call	AA	4,008,000

11,000	Total Arizona			7,921,350

	California – 13.1% (8.2% of Total Investments)
2,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	AA	1,000,820
	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A:
1,485	5.000%, 10/01/26 – MBIA Insured	10/15 at 100.00	Aa3	1,412,369
1,565	5.000%, 10/01/27 – MBIA Insured	10/15 at 100.00	Aa3	1,477,141
	California, General Obligation Bonds, Series 2000:
375	5.250%, 9/01/17 (Pre-refunded 9/01/10) – MBIA Insured	9/10 at 100.00	AA (4)	393,705
190	5.250%, 9/01/17 (Pre-refunded 9/01/10) – MBIA Insured	9/10 at 100.00	AA (4)	200,389
10,000	California, General Obligation Refunding Bonds, Series 2002, 5.000%, 2/01/23 – MBIA Insured	2/12 at 100.00	AA	9,789,800
8,890	California, General Obligation Veterans Welfare Bonds, Series 1997BH, 5.400%, 12/01/14 (Alternative Minimum Tax)	12/08 at 101.00	AA-	8,922,271
3,000	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.375%, 12/01/24 – MBIA Insured (Alternative Minimum Tax)	12/08 at 100.00	AA	2,684,070
2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	AA	2,188,829
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
365	5.125%, 6/01/47	6/17 at 100.00	BBB	215,533
1,000	5.750%, 6/01/47	6/17 at 100.00	BBB	658,280
4,670	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, Trust 2448, 0.891%, 6/01/35 – FGIC Insured (IF)	6/15 at 100.00	A	207,441
1,990	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – FSA Insured	No Opt. Call	AAA	731,683

NVG	Nuveen Insured Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	California (continued)
$7,935	Los Angeles, California, Certificates of Participation, Series 2002, 5.300%, 4/01/32 – AMBAC Insured	4/12 at 100.00	AA	$7,612,125
2,220	Northern California Power Agency, Revenue Refunding Bonds, Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 – MBIA Insured	7/10 at 100.00	AAA	2,093,060
2,320	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2001P, 5.250%, 8/15/18 – FSA Insured (5)	8/11 at 100.00	AAA	2,360,043
	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A:
1,000	3.000%, 6/15/25 – FSA Insured	6/17 at 100.00	AAA	678,700
1,180	3.000%, 6/15/26 – FSA Insured	6/17 at 100.00	AAA	808,229
6,720	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – MBIA Insured	8/17 at 100.00	AA	5,121,110
1,690	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – MBIA Insured	8/15 at 100.00	AA	1,583,040

61,020	Total California			50,138,638

	Colorado – 5.9% (3.7% of Total Investments)
17,300	Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds, Platte Valley Medical Center, Series 2005, 5.000%, 8/01/24 – MBIA Insured	8/15 at 100.00	AA	16,500,220
750	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB	604,523
17,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/25 – MBIA Insured	No Opt. Call	AA	5,461,930

35,050	Total Colorado			22,566,673

	District of Columbia – 1.4% (0.9% of Total Investments)
6,805	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 4.500%, 4/01/42 – AMBAC Insured	4/17 at 100.00	AA	5,012,223
935	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606, 1.947%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA	439,553

7,740	Total District of Columbia			5,451,776

	Florida – 12.1% (7.5% of Total Investments)
	Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
2,305	5.250%, 12/01/17 – MBIA Insured	12/13 at 100.00	AA	2,326,068
1,480	5.250%, 12/01/18 – MBIA Insured	12/13 at 100.00	AA	1,481,036
11,600	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 – FSA Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA	10,032,028
8,155	Lee County, Florida, Solid Waste System Revenue Refunding Bonds, Series 2001, 5.625%, 10/01/13 – MBIA Insured (Alternative Minimum Tax)	10/11 at 100.00	A2	8,214,368
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
7,165	5.625%, 10/01/15 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	6,951,340
5,600	5.750%, 10/01/16 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	5,416,712
10,000	5.125%, 10/01/21 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	8,532,400
2,000	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	1,706,080
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA-	786,750
1,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – MBIA Insured	10/15 at 100.00	AA	949,170

50,305	Total Florida			46,395,952

	Georgia – 2.3% (1.4% of Total Investments)
6,925	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – MBIA Insured	12/15 at 100.00	AA	6,426,677

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Georgia (continued)
$1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – FSA Insured	11/14 at 100.00	AAA	$977,660
1,695	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2002B-2, 5.500%, 6/01/32 (Alternative Minimum Tax)	12/11 at 100.00	AAA	1,401,680

9,620	Total Georgia			8,806,017

	Idaho – 1.1% (0.7% of Total Investments)
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
3,000	5.000%, 7/15/23 – MBIA Insured	7/16 at 100.00	Aa3	3,020,760
1,130	5.000%, 7/15/24 – MBIA Insured	7/16 at 100.00	Aa3	1,133,503

4,130	Total Idaho			4,154,263

	Illinois – 12.1% (7.5% of Total Investments)
10,000	Bolingbrook, Illinois, General Obligation Bonds, Series 2002A, 5.375%, 1/01/38 (Pre-refunded	1/12 at 100.00	A2 (4)	10,713,500
	1/01/12) – FGIC Insured
1,305	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.500%, 1/01/38 – MBIA Insured	1/11 at 101.00	AA	1,251,887
	Chicago, Illinois, General Obligation Bonds, Series 2001A:
50	5.500%, 1/01/38 (Pre-refunded 1/01/11) – MBIA Insured	1/11 at 101.00	AA (4)	53,435
3,645	5.500%, 1/01/38 (Pre-refunded 1/01/11) – MBIA Insured	1/11 at 101.00	AA (4)	3,889,835
	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International Airport, Series 2001C:
4,250	5.500%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	AA	4,086,673
4,485	5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	AA	4,260,974
4,730	5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	AA	4,431,537
2,930	5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	AA	2,708,023
3,600	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – MBIA Insured	1/16 at 100.00	AA	3,419,172
3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/17 – MBIA Insured (Alternative Minimum Tax)	1/12 at 100.00	AA	2,891,910
4,000	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 2002, 5.000%, 12/01/21 – MBIA Insured	12/12 at 101.00	AA	3,877,720
480	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003C, 5.250%, 10/01/22 – FSA Insured	10/13 at 100.00	Aaa	485,150
	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003C:
770	5.250%, 10/01/22 (Pre-refunded 10/01/13) – FSA Insured	10/13 at 100.00	Aaa	839,616
250	5.250%, 10/01/22 (Pre-refunded 10/01/13) – FSA Insured	10/13 at 100.00	Aaa	272,603
3,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	2,978,640

46,995	Total Illinois			46,160,675

	Indiana – 18.0% (11.2% of Total Investments)
3,380	Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/20 – AMBAC Insured	7/13 at 100.00	AA	3,295,230
	Indiana Bond Bank, Special Program Bonds, Hendricks County Redevelopment District, Series 2002D:
2,500	5.375%, 4/01/23 (Pre-refunded 4/01/12) – AMBAC Insured	4/12 at 100.00	AA (4)	2,686,750
7,075	5.250%, 4/01/26 (Pre-refunded 4/01/12) – AMBAC Insured	4/12 at 100.00	AA (4)	7,575,061
7,000	5.250%, 4/01/30 (Pre-refunded 4/01/12) – AMBAC Insured	4/12 at 100.00	AA (4)	7,494,760
10,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Marion General Hospital, Series 2002, 5.250%, 7/01/32 – AMBAC Insured	7/12 at 100.00	AA	8,766,400
3,200	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – MBIA Insured	1/17 at 100.00	AA	2,614,368

NVG	Nuveen Insured Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Indiana (continued)
$25,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AAA	$26,861,745
	Northern Wells Community School Building Corporation, Wells County, Indiana, First Mortgage Bonds, Series 2001:
420	5.250%, 1/15/19 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 100.00	AA+ (4)	452,004
430	5.250%, 7/15/19 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 100.00	AA+ (4)	462,766
1,675	5.400%, 7/15/23 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 100.00	AA+ (4)	1,811,362
6,960	Valparaiso Middle School Building Corporation, Indiana, First Mortgage Refunding Bonds, Series 2002, 5.000%, 7/15/24 – MBIA Insured	1/13 at 100.00	AA+	6,847,944

67,640	Total Indiana			68,868,390

	Louisiana – 4.8% (3.0% of Total Investments)
10,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, 4.500%, 7/01/37 – CIFG Insured	7/17 at 100.00	Baa2	6,933,900
1,500	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AA	1,406,910
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006:
770	4.750%, 5/01/39 – FSA Insured (UB)	5/16 at 100.00	AAA	625,063
8,270	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	AA	6,340,527
3	Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, Residuals 660-3, 10.838%, 5/01/41 – FGIC Insured (IF)	5/16 at 100.00	AA	223
3,085	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2002, 5.125%, 9/01/21 – MBIA Insured	9/12 at 100.00	AA	2,925,629

23,628	Total Louisiana			18,232,252

	Massachusetts – 0.6% (0.3% of Total Investments)
2,775	Massachusetts Water Resources Authority, General Revenue Bonds, 4.500%, 8/01/46 – FSA Insured (UB)	2/17 at 100.00	AAA	2,140,829

	Michigan – 0.3% (0.2% of Total Investments)
1,500	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	Aa2	1,285,425

	Missouri – 0.4% (0.3% of Total Investments)
1,600	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/19 – FSA Insured	3/14 at 100.00	AAA	1,641,744

	Nebraska – 2.1% (1.3% of Total Investments)
6,360	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2005, 5.000%, 9/01/32	9/15 at 100.00	AA	5,860,804
	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Series 2003A:
1,000	5.250%, 4/01/20 – FSA Insured	4/13 at 100.00	AAA	1,008,570
1,000	5.250%, 4/01/21 – FSA Insured	4/13 at 100.00	AAA	1,000,730

8,360	Total Nebraska			7,870,104

	Nevada – 2.4% (1.5% of Total Investments)
8,750	Truckee Meadows Water Authority, Nevada, Water Revenue Bonds, Series 2001A, 5.250%, 7/01/34 (Pre-refunded 7/01/11) – FSA Insured	7/11 at 100.00	AAA	9,309,563

	New Jersey – 0.6% (0.3% of Total Investments)
2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.250%, 12/15/20	No Opt. Call	AA-	2,175,069

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	New York – 5.0% (3.1% of Total Investments)
$1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	AA	$1,007,216
3,660	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005B, 5.000%, 2/15/23 – AMBAC Insured	2/15 at 100.00	AA	3,547,089
3,130	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – MBIA Insured (UB)	2/17 at 100.00	AA	2,227,527
2,400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – MBIA Insured (UB)	11/16 at 100.00	AA	1,784,184
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	AA	1,326,240
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/30 – FSA Insured	11/12 at 100.00	AAA	9,233,600

21,810	Total New York			19,125,856

	North Carolina – 0.6% (0.3% of Total Investments)
2,125	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Betsy Johnson Regional Hospital Project, Series 2003, 5.375%, 10/01/24 – FSA Insured	10/13 at 100.00	AAA	2,077,145

	Ohio – 0.5% (0.3% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
70	5.125%, 6/01/24	6/17 at 100.00	BBB	54,866
710	5.875%, 6/01/30	6/17 at 100.00	BBB	497,717
685	5.750%, 6/01/34	6/17 at 100.00	BBB	456,210
1,570	5.875%, 6/01/47	6/17 at 100.00	BBB	982,208

3,035	Total Ohio			1,991,001

	Oklahoma – 0.4% (0.3% of Total Investments)
2,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	AA-	1,653,940

	Oregon – 1.5% (1.0% of Total Investments)
	Oregon, General Obligation Veterans Welfare Bonds, Series 82:
4,530	5.375%, 12/01/31	12/11 at 100.00	AA	4,074,191
2,115	5.500%, 12/01/42	12/11 at 100.00	AA	1,862,744

6,645	Total Oregon			5,936,935

	Pennsylvania – 3.6% (2.3% of Total Investments)
4,500	Allegheny County, Pennsylvania, Airport Revenue Refunding Bonds, Pittsburgh International Airport, Series 1997A, 5.750%, 1/01/13 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AA	4,539,330
4,130	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – FSA Insured (UB)	12/16 at 100.00	AAA	3,283,061
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	AA	1,003,013
2,000	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/18 – FSA Insured	11/13 at 100.00	AAA	2,037,120
2,000	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/19 – FSA Insured (UB)	1/16 at 100.00	AAA	2,037,160
1,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/23 (Pre-refunded 6/01/13) – FSA Insured	6/13 at 100.00	AAA	1,067,130

14,680	Total Pennsylvania			13,966,814

NVG	Nuveen Insured Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Puerto Rico – 0.4% (0.3% of Total Investments)
$1,225	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	BBB–	$1,132,500
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	A+	506,250

6,225	Total Puerto Rico			1,638,750

	South Carolina – 1.6% (1.0% of Total Investments)
1,950	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 – FSA Insured	12/16 at 100.00	AAA	1,809,893
	Greenville, South Carolina, Tax Increment Revenue Improvement Bonds, Series 2003:
1,000	5.500%, 4/01/17 – MBIA Insured	4/13 at 100.00	AA	1,036,410
2,300	5.000%, 4/01/21 – MBIA Insured	4/13 at 100.00	AA	2,245,881
1,000	Scago Educational Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, Spartanburg County School District 5, Series 2005, 5.000%, 4/01/21 – FSA Insured	10/15 at 100.00	AAA	1,003,610

6,250	Total South Carolina			6,095,794

	Tennessee – 11.2% (6.9% of Total Investments)
	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004:
1,495	5.000%, 10/01/19 – FSA Insured	10/14 at 100.00	AAA	1,518,651
1,455	5.000%, 10/01/20 – FSA Insured	10/14 at 100.00	AAA	1,465,301
1,955	5.000%, 10/01/21 – FSA Insured	10/14 at 100.00	AAA	1,954,922
10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	AA (4)	10,747,700
10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002B, 5.125%, 11/01/29 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	AA (4)	10,747,700
15,195	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2002A, 5.250%, 5/01/32 (Pre-refunded 5/01/12) – FSA Insured	5/12 at 100.00	AAA	16,262,904

40,100	Total Tennessee			42,697,178

	Texas – 24.8% (15.5% of Total Investments)
3,500	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.750%, 11/01/13 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	3,504,760
10,000	Gainesville Hospital District, Texas, Limited Tax General Obligation Bonds, Series 2002, 5.375%, 8/15/32 (Pre-refunded 8/15/11) – MBIA Insured	8/11 at 100.00	A2 (4)	10,622,400
1,210	Galveston, Texas, General Obligation Bonds, Series 2001, 5.250%, 5/01/21 – AMBAC Insured	5/11 at 100.00	AAA	1,212,807
	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003:
2,240	5.000%, 11/15/16 – MBIA Insured	11/13 at 100.00	AA	2,261,795
2,355	5.000%, 11/15/17 – MBIA Insured	11/13 at 100.00	AA	2,365,974
13,000	Houston Area Water Corporation, Texas, Contract Revenue Bonds, Northeast Water Purification Plant, Series 2002, 5.125%, 3/01/32 (Pre-refunded 3/01/12) – FGIC Insured	3/12 at 100.00	N/R (4)	13,850,459
1,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	931,550
4,345	San Antonio, Texas, Water System Senior Lien Revenue Refunding Bonds, Series 2002, 5.500%, 5/15/17 – FSA Insured	5/12 at 100.00	AAA	4,593,100
5,510	Texas Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, Series 2001A, 5.350%, 7/01/33 (Alternative Minimum Tax)	7/11 at 100.00	AAA	5,240,396
8,350	Texas Department of Housing and Community Affairs, Single Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 – MBIA Insured (Alternative Minimum Tax)	3/12 at 100.00	AAA	6,873,637
	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Series 2002:
3,520	5.125%, 11/01/20 – MBIA Insured	5/12 at 100.00	A2	3,077,008
3,520	5.125%, 11/01/21 – MBIA Insured	5/12 at 100.00	A2	3,025,194

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Texas (continued)
	Texas Student Housing Authority, Revenue Bonds, Austin Project, Senior Series 2001A:
$9,400	5.375%, 1/01/23 – MBIA Insured	1/12 at 102.00	A2	$7,230,480
11,665	5.500%, 1/01/33 – MBIA Insured	1/12 at 102.00	A2	8,251,938
5,000	Texas Water Development Board, Senior Lien State Revolving Fund Revenue Bonds, Series 1999B, 5.250%, 7/15/17	1/10 at 100.00	AAA	5,118,550
9,145	Texas, General Obligation Bonds, Veterans Housing Assistance Program Fund II, Series 2002A-1, 5.250%, 12/01/22 (Alternative Minimum Tax)	6/12 at 100.00	Aa1	8,336,216
	Williamson County, Texas, General Obligation Bonds, Series 2002:
3,000	5.250%, 2/15/22 (Pre-refunded 2/15/12) – FSA Insured	2/12 at 100.00	AAA	3,205,890
5,000	5.250%, 2/15/25 (Pre-refunded 2/15/12) – FSA Insured	2/12 at 100.00	AAA	5,343,150

101,760	Total Texas			95,045,304

	Utah – 1.6% (1.0% of Total Investments)
7,290	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008, Trust 1193, 7.752%, 6/15/36 – FSA Insured (IF)	6/18 at 100.00	AAA	6,279,679

	Washington – 15.4% (9.6% of Total Investments)
5,385	Energy Northwest, Washington Public Power, Nine Canyon Wind Project Revenue Bonds, Series 2006A, 4.500%, 7/01/30 – AMBAC Insured	7/16 at 100.00	AA	4,334,225
6,600	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002B, 5.350%, 7/01/18 – FSA Insured	7/12 at 100.00	AAA	6,713,586
7,675	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – MBIA Insured	7/12 at 100.00	Aaa	8,056,908
2,500	Port of Seattle, Washington, Revenue Refunding Bonds, Series 2002D, 5.750%, 11/01/15 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	AA	2,441,450
2,200	Snohomish County School District 2, Everett, Washington, General Obligation Bonds, Series 2003B, 5.000%, 6/01/17 – FSA Insured	12/13 at 100.00	AAA	2,263,096
3,255	Thurston and Pierce Counties School District, Washington, General Obligation Bonds, Yelm Community Schools, Series 2003, 5.250%, 12/01/16 – FSA Insured	6/13 at 100.00	Aaa	3,401,833
10,000	University of Washington, General Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/37 – AMBAC Insured	6/17 at 100.00	AA+	8,940,400
	Washington State Economic Development Finance Authority, Wastewater Revenue Bonds, LOTT Project, Series 2002:
2,000	5.500%, 6/01/17 – AMBAC Insured	6/12 at 100.00	Aa3	2,069,700
4,325	5.125%, 6/01/22 – AMBAC Insured	6/12 at 100.00	Aa3	4,252,167
15,000	Washington State Healthcare Facilities Authority, Revenue Bonds, Harrison Memorial Hospital, Series 1998, 5.000%, 8/15/28 – AMBAC Insured	8/13 at 102.00	AA	11,403,150
5,170	Whitman County School District 267, Pullman, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/20 – FSA Insured	6/12 at 100.00	Aaa	5,193,317

64,110	Total Washington			59,069,832

	Wisconsin – 3.4% (2.1% of Total Investments)
11,950	Wisconsin, Transportation Revenue Refunding Bonds, Series 2002-1, 5.125%, 7/01/18 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	AA+ (4)	12,801,438

$663,598	Total Municipal Bonds (cost $641,787,614)			605,940,849

Shares	Description (1)			Value

	Investment Companies – 0.3% (0.2% of Total Investments)
21,650	BlackRock MuniHoldings Fund Inc.			232,305
13,600	BlackRock MuniEnhanced Fund Inc.			99,280
7,920	Dreyfus Strategic Municipal Fund			48,312
7,600	Morgan Stanley Dean Witter Insured Municipal Income Trust			81,776

NVG	Nuveen Insured Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008

Shares	Description (1)	Value

	Investment Companies (continued)
9,668	Morgan Stanley Quality Municipal Income Trust	$89,139
26,280	PIMCO Municipal Income Fund II	243,616
9,500	Van Kampen Advantage Municipal Income Fund II	79,800
28,680	Van Kampen Investment Grade Municipal Trust	289,955
6,240	Van Kampen Municipal Trust	63,337

	Total Investment Companies (cost $1,690,861)	1,227,520

	Total Long-Term Investments (cost $643,478,475) – 158.6%	607,168,369

Principal
Amount (000)	Description (1)	Ratings (3)	Value

	Short-Term Investments – 1.8% (1.2% of Total Investments)
2,075	New Jersey Housing and Mortgage Finance Agency, Capital Fund Program Revenue Bonds,	VMIG-1	2,075,000
	Tender Option Bond, Trust 2008-3034X, Variable Rate Demand Obligations, 2.720%, 5/01/27 – FSA Insured (6)
5,000	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Refunding Series 2008 Trust 3301,	A-1+	5,000,000
	Variable Rate Demand Obligations, 2.720%, 8/15/26 – FSA Insured (6)

$7,075	Total Short-Term Investments (cost $7,075,000)		7,075,000

	Total Investments (cost $650,553,475) – 160.4%		614,243,369

	Floating Rate Obligations – (4.5)%		(17,343,334)

	Other Assets Less Liabilities – 3.4%		13,110,160

	Auction Rate Preferred Shares, at Liquidation Value – (59.3)% (7)		(226,975,000)

	Net Assets Applicable to Common Shares – 100%		$383,035,195

	Forward Swaps outstanding at October 31, 2008:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (8)	Date	(Depreciation)

Goldman Sachs	$25,250,000	Pay	3-Month USD-LIBOR	5.052%	Semi-Annually	7/29/09	7/29/24	$1,124,391

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate).

At least 80% of the Fund’s net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 –Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Portion of investment has been pledged as collateral for Recourse Trusts. (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.0%.

(8)	Effective Date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.
See accompanying notes to financial statements.

NEA	Nuveen Insured Tax-Free Advantage Municipal Fund
Portfolio of INVESTMENTS
October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Alabama — 9.5% (6.0% of Total Investments)
$1,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	Aa1	$826,500
5,655	Colbert County-Northwest Health Care Authority, Alabama, Revenue Bonds, Helen Keller Hospital, Series 2003, 5.750%, 6/01/27	6/13 at 101.00	Baa3	4,670,973
3,100	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 1998A, 5.400%, 6/01/22 (Pre-refunded 5/14/12) — MBIA Insured	5/12 at 102.00	AA (4)	3,343,815
6,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/32 (Pre-refunded 8/01/12) — FGIC Insured	8/12 at 100.00	AAA	6,707,794
1,750	Montgomery, Alabama, General Obligation Warrants, Series 2003, 5.000%, 5/01/21 — AMBAC Insured	5/12 at 101.00	AA	1,750,000
4,500	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 — AMBAC Insured	7/13 at 100.00	Aa3	4,412,565

22,285	Total Alabama			21,711,647

	Arizona — 5.5% (3.5% of Total Investments)
10,000	Maricopa County Pollution Control Corporation, Arizona, Revenue Bonds, Arizona Public Service Company — Palo Verde Project, Series 2002A, 5.050%, 5/01/29 — AMBAC Insured	11/12 at 100.00	AA	8,305,200
6,545	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/37 — FGIC Insured	No Opt. Call	AA	4,372,060

16,545	Total Arizona			12,677,260

	California — 24.5% (15.4% of Total Investments)
26,300	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 — AMBAC Insured	12/12 at 100.00	AA	23,721,021
250	California State, General Obligation Bonds, Series 2002, 5.250%, 4/01/30 — SYNCORA GTY Insured	4/12 at 100.00	A1	236,765
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 — AMBAC Insured	4/14 at 100.00	AA	4,625
7,495	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) — AMBAC Insured	4/14 at 100.00	AAA	8,120,158
2,910	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Housing Set-Aside, Series 2002D, 5.000%, 8/01/26 — MBIA Insured	8/12 at 102.00	AA	2,730,511
250	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BBB	147,625
2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, Trust 2448, 0.891%, 6/01/35 — FGIC Insured (IF)	6/15 at 100.00	A	88,840
2,500	Irvine Public Facilities and Infrastructure Authority, California, Assessment Revenue Bonds, Series 2003C, 5.000%, 9/02/23 — AMBAC Insured	9/13 at 100.00	AA	2,297,950
4,000	Montara Sanitation District, California, General Obligation Bonds, Series 2003, 5.000%, 8/01/28 — FGIC Insured	8/11 at 101.00	A+	3,683,640
	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A:
1,130	5.250%, 6/01/19 — AMBAC Insured	6/13 at 101.00	AA	1,127,311
1,255	5.250%, 6/01/21 — AMBAC Insured	6/13 at 101.00	AA	1,219,283
1,210	Redding Joint Powers Financing Authority, California, Lease Revenue Bonds, Capital Improvement Projects, Series 2003A, 5.000%, 3/01/23 — AMBAC Insured	3/13 at 100.00	AA	1,167,892

NEA	Nuveen Insured Tax-Free Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	California (continued)
$3,750	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R, 5.000%, 8/15/28 — MBIA Insured	8/13 at 100.00	AA	$3,423,975
1,500	San Diego Community College District, California, General Obligation Bonds, Series 2003A, 5.000%, 5/01/28 — FSA Insured	5/13 at 100.00	AAA	1,447,470
1,055	Turlock Irrigation District, California, Certificates of Participation, Series 2003A, 5.000%, 1/01/28 — MBIA Insured	1/13 at 100.00	AA	994,105
6,300	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000%, 5/15/33 — AMBAC Insured (UB)	5/13 at 100.00	Aa1	5,713,407

61,910	Total California			56,124,578

	Colorado — 7.5% (4.7% of Total Investments)
	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003:
4,300	5.500%, 12/01/23 — FSA Insured	12/13 at 100.00	AAA	4,356,760
3,750	5.500%, 12/01/28 — FSA Insured	12/13 at 100.00	AAA	3,751,463
1,450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2004, 5.250%, 8/15/24 — SYNCORA GTY Insured	8/14 at 100.00	A	1,382,532
8,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 6.761%, 10/01/41 — FSA Insured (IF)	4/18 at 100.00	AAA	6,593,400
3,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 — MBIA Insured	No Opt. Call	AA	655,350
2,900	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 — MBIA Insured	No Opt. Call	AA	471,134

23,650	Total Colorado			17,210,639

	District of Columbia — 0.1% (0.1% of Total Investments)
665	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606, 1.947%, 10/01/30 — AMBAC Insured (IF)	10/16 at 100.00	AA	312,623

	Florida — 2.1% (1.3% of Total Investments)
2,500	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2008, Trust 2929, 0.054%, 6/01/38 — AGC Insured (IF)	6/18 at 101.00	AAA	1,530,900
3,000	Pinellas County Health Facilities Authority, Florida, Revenue Bonds, Baycare Health System, Series 2003, 5.500%, 11/15/27 (Pre-refunded 5/15/13)	5/13 at 100.00	Aa3 (4)	3,284,010

5,500	Total Florida			4,814,910

	Georgia — 2.4% (1.5% of Total Investments)
1,410	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 — FSA Insured	10/16 at 100.00	AAA	1,317,123
3,825	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Second Indenture Series 2002, 5.000%, 7/01/32 (Pre-refunded 1/01/13) — MBIA Insured	1/13 at 100.00	AA+ (4)	4,096,805

5,235	Total Georgia			5,413,928

	Illinois — 3.7% (2.3% of Total Investments)
	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
3,285	5.125%, 12/01/20 — FSA Insured	12/14 at 100.00	Aaa	3,327,114
2,940	5.125%, 12/01/23 — FSA Insured	12/14 at 100.00	Aaa	2,945,204
2,500	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2003, 5.250%, 7/01/23	7/13 at 100.00	A--	2,159,275

8,725	Total Illinois			8,431,593

	Indiana — 11.0% (7.0% of Total Investments)
2,500	Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/23 — AMBAC Insured	7/13 at 100.00	AA	2,372,675

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Indiana (continued)
$2,190	Indiana Bond Bank, Advance Purchase Funding Bonds, Common School Fund, Series 2003B, 5.000%, 8/01/19 — MBIA Insured	8/13 at 100.00	AA	$2,110,262
1,860	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 — MBIA Insured	1/17 at 100.00	AA	1,519,601
1,000	Indiana University, Student Fee Revenue Bonds, Series 2003O, 5.000%, 8/01/22 — FGIC Insured	8/13 at 100.00	Aa1	995,010
	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2003:
11,020	5.000%, 7/15/19 (Pre-refunded 7/15/13) — MBIA Insured	7/13 at 100.00	AA (4)	11,830,740
6,000	5.000%, 7/15/20 (Pre-refunded 7/15/13) — MBIA Insured	7/13 at 100.00	AA (4)	6,441,420

24,570	Total Indiana			25,269,708

	Kansas — 2.2% (1.4% of Total Investments)
5,000	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/22 — AMBAC Insured	4/13 at 102.00	AA	4,975,000

	Kentucky — 0.5% (0.3% of Total Investments)
985	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 77, Series 2003, 5.000%, 8/01/23 (Pre-refunded 8/01/13) — MBIA Insured	8/13 at 100.00	AA (4)	1,061,072

	Louisiana — 2.3% (1.4% of Total Investments)
5,785	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2002, 5.300%, 12/01/27 — FGIC Insured	12/12 at 100.00	Baa3	5,267,011

	Massachusetts — 0.5% (0.3% of Total Investments)
1,125	Massachusetts Development Finance Authority, Revenue Bonds, Middlesex School, Series 2003, 5.125%, 9/01/23	9/13 at 100.00	A1	1,086,930

	Michigan — 12.5% (7.9% of Total Investments)
6,130	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/23 (Pre-refunded 7/01/13) — MBIA Insured	7/13 at 100.00	AA (4)	6,597,658
4,465	Detroit, Michigan, Senior Lien Water Supply System Revenue Refunding Bonds, Series 2003C, 5.000%, 7/01/22 — MBIA Insured	7/13 at 100.00	AA	4,198,975
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	856,950
10,800	Michigan Strategic Fund, Limited Obligation Resource Recovery Revenue Refunding Bonds, Detroit Edison Company, Series 2002D, 5.250%, 12/15/32 — SYNCORA GTY Insured	12/12 at 100.00	Baa1	8,827,920
2,250	Romulus Community Schools, Wayne County, Michigan, General Obligation Refunding Bonds, Series 2001, 5.250%, 5/01/25	5/11 at 100.00	AA--	2,230,403
6,500	Wayne County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 — MBIA Insured	12/11 at 101.00	AA	6,016,660

31,145	Total Michigan			28,728,566

	Missouri — 1.3% (0.8% of Total Investments)
240	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 — FSA Insured	3/14 at 100.00	AAA	241,090
215	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/23 — FSA Insured	3/14 at 100.00	AAA	216,473
	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004:
1,110	5.250%, 3/01/23 (Pre-refunded 3/01/14) — FSA Insured	3/14 at 100.00	AAA	1,204,716
1,260	5.250%, 3/01/24 (Pre-refunded 3/01/14) — FSA Insured	3/14 at 100.00	AAA	1,367,516

2,825	Total Missouri			3,029,795

NEA	Nuveen Insured Tax-Free Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Nebraska — 2.1% (1.3% of Total Investments)
$5,000	Lincoln, Nebraska, Sanitary Sewerage System Revenue Refunding Bonds, Series 2003, 5.000%, 6/15/28 — MBIA Insured	6/13 at 100.00	AA+	$4,753,700

	New Mexico — 0.9% (0.6% of Total Investments)
1,975	New Mexico State University, Revenue Bonds, Series 2004, 5.000%, 4/01/19 — AMBAC Insured	4/14 at 100.00	AA	2,003,914

	New York — 11.0% (6.9% of Total Investments)
20	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Driver Trust 1649, 2006, 4.745%, 2/15/47 — MBIA Insured (IF)	2/17 at 100.00	AA	8,238
1,960	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 — MBIA Insured (UB)	2/17 at 100.00	AA	1,394,873
25,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002F, 5.000%, 11/15/31 — MBIA Insured	11/12 at 100.00	AA	21,956,499
1,850	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/25 — FSA Insured (UB)	3/15 at 100.00	AAA	1,817,459

28,830	Total New York			25,177,069

	North Carolina — 2.8% (1.8% of Total Investments)
8,700	North Carolina Medical Care Commission, Revenue Bonds, Maria Parham Medical Center, Series 2003, 5.375%, 10/01/33 — RAAI Insured	10/13 at 100.00	BBB+	6,434,172

	Ohio — 0.9% (0.5% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
70	5.125%, 6/01/24	6/17 at 100.00	BBB	54,866
710	5.875%, 6/01/30	6/17 at 100.00	BBB	497,717
685	5.750%, 6/01/34	6/17 at 100.00	BBB	456,210
1,570	5.875%, 6/01/47	6/17 at 100.00	BBB	982,208

3,035	Total Ohio			1,991,001

	Oklahoma — 0.4% (0.3% of Total Investments)
1,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 — AMBAC Insured	7/15 at 100.00	AA	967,230

	Oregon — 3.1% (1.9% of Total Investments)
8,350	Oregon Health Sciences University, Revenue Bonds, Series 2002A, 5.000%, 7/01/32 — MBIA Insured	1/13 at 100.00	AA	7,045,814

	Pennsylvania — 8.7% (5.4% of Total Investments)
3,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AAA	3,282,540
2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 — FSA Insured (UB)	8/13 at 100.00	AAA	1,736,980
925	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 — AMBAC Insured (ETM)	12/08 at 101.00	AAA	945,239
13,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) — FSA Insured	6/13 at 100.00	AAA	13,872,689

18,925	Total Pennsylvania			19,837,448

	Puerto Rico — 0.4% (0.3% of Total Investments)
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/43 — MBIA Insured	No Opt. Call	AA	944,200

	South Carolina — 5.6% (3.6% of Total Investments)
5,000	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Series 2004A, 5.250%, 11/01/23 — FSA Insured	11/14 at 100.00	AAA	4,943,800

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	South Carolina (continued)
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2008, Trust 3219:
$750	13.014%, 12/01/22 (IF)	12/13 at 100.00	AA	$618,360
585	10.468%, 12/01/23 (IF)	12/13 at 100.00	AA	497,812
8,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2002A, 5.000%, 10/01/33 — AMBAC Insured	10/12 at 100.00	Aa3	6,925,600

14,335	Total South Carolina			12,985,572

	Texas — 12.8% (8.1% of Total Investments)
7,975	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, Series 2000, 5.000%, 8/15/25	8/10 at 100.00	AAA	7,920,690
12,500	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2003, 5.125%, 2/15/31 (Pre-refunded 2/15/13) — FSA Insured	2/13 at 100.00	AAA	13,466,999
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/25 — MBIA Insured	5/14 at 100.00	AA	1,946,100
5,515	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.250%, 3/01/20 — MBIA Insured	3/12 at 100.00	AA	5,551,399
465	Katy Independent School District, Harris, Fort Bend and Waller Counties, Texas, General Obligation Bonds, Series 2002A, 5.125%, 2/15/18	2/12 at 100.00	AAA	475,086

28,455	Total Texas			29,360,274

	Virginia — 0.6% (0.4% of Total Investments)
1,500	Hampton, Virginia, Revenue Bonds, Convention Center Project, Series 2002, 5.125%, 1/15/28 — AMBAC Insured	1/13 at 100.00	AA 1	,437,105
	Washington — 12.8% (8.0% of Total Investments)
4,945	Broadway Office Properties, King County, Washington, Lease Revenue Bonds, Washington Project, Series 2002, 5.000%, 12/01/31 — MBIA Insured	12/12 at 100.00	AAA	4,544,999
5,250	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002C, 5.125%, 7/01/33 — AMBAC Insured	7/12 at 100.00	AA	4,858,928
7,500	King County, Washington, Sewer Revenue Bonds, Series 2006-2, 6.563%, 1/01/31 — FSA Insured (IF)	1/17 at 100.00	AAA	6,151,875
2,135	Kitsap County Consolidated Housing Authority, Washington, Revenue Bonds, Bremerton Government Center, Series 2003, 5.000%, 7/01/23 — MBIA Insured	7/13 at 100.00	A1	1,991,635
1,935	Pierce County School District 343, Dieringer, Washington, General Obligation Refunding Bonds, Series 2003, 5.250%, 12/01/17 — FGIC Insured	6/13 at 100.00	Aa1	1,992,818
9,670	Washington State, General Obligation Bonds, Series 2003D, 5.000%, 12/01/21 — MBIA Insured	6/13 at 100.00	AA+	9,709,647

31,435	Total Washington			29,249,902

	West Virginia — 1.3% (0.8% of Total Investments)
3,000	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/21 — AMBAC Insured	No Opt. Call	AA	2,910,000

	Wisconsin — 7.1% (4.5% of Total Investments)
1,190	Sun Prairie Area School District, Dane County, Wisconsin, General Obligation Bonds, Series 2004C, 5.250%, 3/01/24 — FSA Insured	3/14 at 100.00	Aaa	1,277,108
4,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Healthcare Ministry, Series 2003A, 5.875%, 9/01/33 (Pre-refunded 9/01/13)	9/13 at 100.00	BBB+ (4)	5,120,069
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 — FGIC Insured	No Opt. Call	A1	3,044,310
3,600	Wisconsin Health and Educational Facilities Authority, Revenue
	Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	A--	2,217,024

NEA	Nuveen Insured Tax-Free Advantage Municipal Fund (continued) Portfolio of INVESTMENTS October 31, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)
$4,750	Wisconsin Health and Educational Facilities Authority, Revenue Refunding Bonds, Wausau Hospital Inc., Series 1998A, 5.125%, 8/15/20 — AMBAC Insured	2/09 at 102.00	AA	$4,557,957

17,145	Total Wisconsin			16,216,468

$397,635	Total Long-Term Investments (cost $384,085,763) — 156.1%			357,429,129

	Short-Term Investments — 2.6% (1.7% of Total Investments)
2,000	Florida Board of Education, Lottery Revenue Bonds, Series 2001B, Trust 570, Variable Rate Demand Obligations, 3.000%, 7/01/14 — FGIC Insured (5)		A-1	2,000,000
2,000	Maryland Health and Higher Educational Facilities Authority, Goucher College, Series 2007, Variable Rate Demand Obligations, 1.450%, 7/01/37 (5)		A-1+	2,000,000
2,000	Port of Tacoma, Washington, General Obligation Bonds, Tender Option Bond, Trust 2006-86, Variable Rate Demand Obligations, 3.320%, 6/01/25 — MBIA Insured (5)		Aa3	2,000,000

$6,000	Total Short-Term Investments (cost $6,000,000)			6,000,000

	Total Investments (cost $390,085,763) — 158.7%			363,429,129

	Floating Rate Obligations — (4.2)%			(9,600,000)

	Other Assets Less Liabilities — 3.5%			8,046,283

	Auction Rate Preferred Shares, at Liquidation Value — (58.0)% (6)			(132,800,000)

	Net Assets Applicable to Common Shares — 100%			$229,075,412

At least 80% of the Fund’s net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 — Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.5%.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.
See accompanying notes to financial statements.

Statement of
ASSETS & LIABILITIES
October 31, 2008

					Insured	Insured
	Insured	Insured	Premier	Insured	Dividend	Tax-Free
	Quality	Opportunity	Insured Income	Premium Income 2	Advantage	Advantage
	(NQI)	(NIO)	(NIF)	(NPX)	(NVG)	(NEA)

Assets
Investments, at value (cost $856,018,243, $1,793,384,594, $430,209,805, $765,088,187, $650,553,475 and $390,085,763, respectively)	$775,625,257	$1,683,555,059	$407,657,280	$707,774,483	$614,243,369	$363,429,129
Cash	7,632,112	24,694,557	320,850	274,739	3,949,053	2,896,158
Unrealized appreciation on forward swaps	—	—	—	—	1,124,391	—
Receivables:
Dividends and Interest	11,712,921	27,871,203	6,900,471	13,024,538	9,798,593	6,445,289
Investments sold	315,000	560,000	301,383	50,032	371,509	—
Deferred offering costs	—	—	—	2,515,094	—	—
Other assets	97,081	185,630	54,183	75,865	52,965	27,274

Total assets	795,382,371	1,736,866,449	415,234,167	723,714,751	629,539,880	372,797,850

Liabilities
Unrealized depreciation on Recourse Trusts	—	23,850	—	—	—	—
Variable Rate Demand Preferred shares, at liquidation value	—	—	—	219,000,000	—	—
Floating rate obligations	46,750,000	97,378,333	15,345,000	76,590,000	17,343,334	9,600,000
Payables:
Investments purchased	—	5,214,363	—	—	—	—
Common share dividends	1,987,121	4,136,839	942,947	1,711,395	1,730,177	1,058,838
Auction Rate Preferred share dividends	80,800	141,765	39,356	—	54,516	27,732
Offering costs	—	—	—	252,314	—	—
Accrued expenses:
Management fees	394,947	842,533	213,044	339,643	220,990	120,660
Other	281,493	560,797	154,954	264,730	180,668	115,208

Total liabilities	49,494,361	108,298,480	16,695,301	298,158,082	19,529,685	10,922,438

Auction Rate Preferred shares, at liquidation value	298,425,000	623,350,000	154,950,000	—	226,975,000	132,800,000

Net assets applicable to Common shares	$447,463,010	$1,005,217,969	$243,588,866	$425,556,669	$383,035,195	$229,075,412

Common shares outstanding	38,295,278	81,138,036	19,419,608	37,353,512	29,813,300	18,525,697

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$11.68	$12.39	$12.54	$11.39	$12.85	$12.37

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$382,953	$811,380	$194,196	$373,535	$298,133	$185,257
Paid-in surplus	534,535,198	1,128,874,275	269,465,714	491,625,646	423,568,038	261,630,932
Undistributed (Over-distribution of) net investment income	(1,704,040)	(2,109,393)	(488,406)	(1,790,058)	(853,988)	(1,056,455)
Accumulated net realized gain (loss) from investments and derivative transactions	(5,358,115)	(12,504,908)	(3,030,113)	(7,338,750)	(4,791,273)	(5,027,688)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(80,392,986)	(109,853,385)	(22,552,525)	(57,313,704)	(35,185,715)	(26,656,634)

Net assets applicable to Common shares	$447,463,010	$1,005,217,969	$243,588,866	$425,556,669	$383,035,195	$229,075,412

Authorized shares:
Common	200,000,000	200,000,000	200,000,000	Unlimited	Unlimited	Unlimited
Auction Rate Preferred and Variable Rate Demand Preferred	1,000,000	1,000,000	1,000,000	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of
OPERATIONS
Year Ended October 31, 2008

					Insured	Insured
	Insured	Insured	Premier	Insured	Dividend	Tax-Free
	Quality	Opportunity	Insured Income	Premium Income 2	Advantage	Advantage
	(NQI)	(NIO)	(NIF)	(NPX)	(NVG)	(NEA)

Investment Income	$45,694,660	$95,322,713	$22,538,840	$40,377,143	$33,934,835	$19,814,712

Expenses
Management fees	5,210,119	10,976,183	2,720,299	4,609,202	4,109,277	2,527,989
Auction fees	786,770	1,663,913	399,923	615,859	579,990	355,258
Dividend disbursing agent fees	50,000	69,996	30,000	53,542	30,000	20,009
Shareholders’ servicing agent fees and expenses	67,996	110,001	27,362	39,156	6,726	3,839
Interest expense	1,399,649	2,785,237	488,067	4,309,811	646,976	166,661
Custodian’s fees and expenses	138,371	266,698	85,173	139,665	123,872	66,157
Directors’/Trustees’ fees and expenses	17,834	37,489	8,965	15,719	13,945	8,134
Professional fees	59,041	113,791	28,529	31,212	45,361	32,284
Shareholders’ reports — printing and mailing expenses	106,632	236,259	53,774	93,706	81,115	51,802
Stock exchange listing fees	13,248	28,052	9,293	12,914	3,939	2,447
Investor relations expense	108,405	231,260	56,168	89,805	81,368	50,680
Portfolio insurance expense	—	9,119	—	—	—	—
Other expenses	46,231	67,900	28,253	428,298	25,915	22,103

Total expenses before custodian fee credit and expense reimbursement	8,004,296	16,595,898	3,935,806	10,438,889	5,748,484	3,307,363
Custodian fee credit	(101,791)	(213,160)	(74,118)	(107,031)	(101,140)	(33,990)
Expense reimbursement	—	—	—	—	(1,475,511)	(1,000,082)

Net expenses	7,902,505	16,382,738	3,861,688	10,331,858	4,171,833	2,273,291

Net investment income	37,792,155	78,939,975	18,677,152	30,045,285	29,763,002	17,541,421

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,746,677)	(12,623,776)	(2,431,194)	(7,350,763)	(1,658,018)	1,751,437
Forward swaps	—	—	—	5,200	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(115,993,313)	(199,798,296)	(43,684,607)	(79,485,056)	(66,810,547)	(44,503,698)
Forward swaps	—	—	—	(165,919)	1,124,391	—

Net realized and unrealized gain (loss)	(120,739,990)	(212,422,072)	(46,115,801)	(86,996,538)	(67,344,174)	(42,752,261)

Distributions to Auction Rate Preferred Shareholders
From net investment income	(11,668,364)	(24,746,755)	(5,924,805)	(7,428,415)	(8,645,473)	(5,024,148)
From accumulated net realized gains	—	(61,352)	—	—	—	—

Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(11,668,364)	(24,808,107)	(5,924,805)	(7,428,415)	(8,645,473)	(5,024,148)

Net increase (decrease) in net assets applicable to Common shares from operations	$(94,616,199)	$(158,290,204)	$(33,363,454)	$(64,379,668)	$(46,226,645)	$(30,234,988)

See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS

	Insured Quality (NQI)		Insured Opportunity (NIO)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07

Operations
Net investment income	$37,792,155	$37,781,613	$78,939,975	$79,137,275
Net realized gain (loss) from:
Investments	(4,746,677)	402,678	(12,623,776)	213,800
Forward swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(115,993,313)	(19,111,081)	(199,798,296)	(36,626,210)
Forward swaps	—	—	—	—
Distributions to Auction Rate Preferred shareholders:
From net investment income	(11,668,364)	(11,240,731)	(24,746,755)	(23,971,401)
From accumulated net realized gains	—	—	(61,352)	(491,009)

Net increase (decrease) in net assets applicable to Common shares from operations	(94,616,199)	7,832,479	(158,290,204)	18,262,455

Distributions to Common Shareholders
From net investment income	(27,878,967)	(27,802,379)	(56,634,349)	(59,595,899)
From accumulated net realized gains	—	—	(154,162)	(1,541,606)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(27,878,967)	(27,802,379)	(56,788,511)	(61,137,505)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	—	—	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	—	—

Net increase (decrease) in net assets applicable to Common shares	(122,495,166)	(19,969,900)	(215,078,715)	(42,875,050)
Net assets applicable to Common shares at the beginning of year	569,958,176	589,928,076	1,220,296,684	1,263,171,734

Net assets applicable to Common shares at the end of year	$447,463,010	$569,958,176	$1,005,217,969	$1,220,296,684

Undistributed (Over-distribution of) net investment income at the end of year	$(1,704,040)	$171,284	$(2,109,393)	$454,850

See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS (continued)

	Premier Insured		Insured Premium
	Income (NIF)		Income 2 (NPX)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07

Operations
Net investment income	$18,677,152	$18,776,763	$30,045,285	$32,219,139
Net realized gain (loss) from:
Investments	(2,431,194)	(437,572)	(7,350,763)	670,365
Forward swaps	—	—	5,200	—
Change in net unrealized appreciation (depreciation) of:
Investments	(43,684,607)	(8,470,828)	(79,485,056)	(15,396,052)
Forward swaps	—	—	(165,919)	165,919
Distributions to Auction Rate Preferred shareholders:
From net investment income	(5,924,805)	(5,720,025)	(7,428,415)	(9,604,218)
From accumulated net realized gains	—	—	—	—

Net increase (decrease) in net assets applicable to Common shares from operations	(33,363,454)	4,148,338	(64,379,668)	8,055,153

Distributions to Common Shareholders
From net investment income	(12,447,970)	(13,749,084)	(23,084,472)	(24,018,307)
From accumulated net realized gains	—	—	—	—

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(12,447,970)	(13,749,084)	(23,084,472)	(24,018,307)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	—	—	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	—	—

Net increase (decrease) in net assets applicable to Common shares	(45,811,424)	(9,600,746)	(87,464,140)	(15,963,154)
Net assets applicable to Common shares at the beginning of year	289,400,290	299,001,036	513,020,809	528,983,963

Net assets applicable to Common shares at the end of year	$243,588,866	$289,400,290	$425,556,669	$513,020,809

Undistributed (Over-distribution of) net investment income at the end of year	$(488,406)	$(789,440)	$(1,790,058)	$(1,335,549)

See accompanying notes to financial statements.

	Insured Dividend		Insured Tax-Free
	Advantage (NVG)		Advantage (NEA)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07

Operations
Net investment income	$29,763,002	$29,786,960	$17,541,421	$17,879,592
Net realized gain (loss) from:
Investments	(1,658,018)	1,658,186	1,751,437	683,061
Forward swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(66,810,547)	(12,888,832)	(44,503,698)	(4,723,249)
Forward swaps	1,124,391	—	—	—
Distributions to Auction Rate Preferred shareholders:
From net investment income	(8,645,473)	(8,411,541)	(5,024,148)	(4,960,330)
From accumulated net realized gains	—	—	—	—

Net increase (decrease) in net assets applicable to Common shares from operations	(46,226,645)	10,144,773	(30,234,988)	8,879,074

Distributions to Common Shareholders
From net investment income	(20,720,244)	(22,283,514)	(13,115,689)	(13,111,078)
From accumulated net realized gains	—	—	—	—

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(20,720,244)	(22,283,514)	(13,115,689)	(13,111,078)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	84,005	34,771	117,345

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	84,005	34,771	117,345

Net increase (decrease) in net assets applicable to Common shares	(66,946,889)	(12,054,736)	(43,315,906)	(4,114,659)
Net assets applicable to Common shares at the beginning of year	449,982,084	462,036,820	272,391,318	276,505,977

Net assets applicable to Common shares at the end of year	$383,035,195	$449,982,084	$229,075,412	$272,391,318

Undistributed (Over-distribution of) net investment income at the end of year	$(853,988)	$(1,234,207)	$(1,056,455)	$(507,596)

See accompanying notes to financial statements.

Statement of
CASH FLOWS
Year Ended October 31, 2008

Insured
Premium Income 2
(NPX)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common shares from Operations	$(64,379,668)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(66,664,771)
Proceeds from sales and maturities of investments	147,494,953
Proceeds from (Purchases of) short-term investments, net	(11,875,000)
Proceeds from terminated forward swaps	5,200
Amortization (Accretion) of premiums and discounts, net	340,855
(Increase) Decrease in receivable for dividends and interest	824,822
(Increase) Decrease in receivable for investments sold	95
(Increase) Decrease in other assets	2,930
Increase (Decrease) in Auction Rate Preferred share dividends payable	(92,718)
Increase (Decrease) in accrued management fees	(65,949)
Increase (Decrease) in accrued other liabilities	(54,626)
Net realized (gain) loss from investments	7,350,763
Net realized (gain) loss from forward swaps	(5,200)
Change in net unrealized (appreciation) depreciation of investments	79,485,056
Change in net unrealized (appreciation) depreciation of forward swaps	165,919

Net cash provided by (used in) operating activities	92,532,661

Cash Flows from Financing Activities:
Increase (Decrease) in floating rate obligations	(17,310,000)
Cash distributions paid to Common shareholders	(23,073,630)
Increase (Decrease) in Variable Rate Demand Preferred shares	219,000,000
(Increase) Decrease in deferred offering costs	(2,515,094)
Increase (Decrease) in offering costs payable	252,314
Increase (Decrease) in Auction Rate Preferred shares	(268,900,000)

Net cash provided by (used in) financing activities	(92,546,410)

Net Increase (Decrease) in Cash	(13,749)
Cash at the beginning of year	288,488

Cash at the End of Year	$274,739

Supplemental Disclosure of Cash Flow Information
Cash paid by insured Premium Income 2 (NPX) for interest (excluding amortization of offering costs) was $4,289,894.
See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS
1. General Information and Significant Accounting Policies
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured Quality Municipal Fund, Inc. (NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF), Nuveen Insured Premium Income Municipal Fund 2 (NPX), Nuveen Insured Dividend Advantage Municipal Fund (NVG) and Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) (collectively, the “Funds”). Common shares of Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) are traded on the New York Stock Exchange while Common shares of Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.
Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Tax-Free
Advantage (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.
Investment Valuation
The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Directors/Trustees. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2008, Insured Opportunity (NIO) had outstanding when issued/delayed delivery purchase commitments of $5,214,363. There were no such outstanding purchase commitments in any of the other Funds.
Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any. Dividend income, if any, is recorded on the ex-dividend date.

Notes to
FINANCIAL STATEMENTS (continued)
Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and applicable state income taxes, if any, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
Effective April 30, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.
Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.
For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended October 31, 2008.
The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Auction Rate Preferred Shares
The Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund’s Auction Rate Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2008, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:

			Premier	Insured	Insured
	Insured	Insured	Insured	Dividend	Tax-Free
	Quality	Opportunity	Income	Advantage	Advantage
	(NQI)	(NIO)	(NIF)	(NVG)	(NEA)

Number of shares:
Series M	2,440	3,666	—	3,079	—
Series T	2,440	3,666	—	3,000	2,656
Series W	2,440	3,667	808	—	2,656
Series W2	—	2,934	—	—	—
Series TH	2,177	3,667	2,695	3,000	—
Series TH2	—	3,668	—	—	—
Series F	2,440	3,666	2,695	—	—

Total	11,937	24,934	6,198	9,079	5,312

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares.
These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds’ cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds’ future Common share earnings may be lower than they otherwise would have been.
On June 11, 2008, Nuveen Investments, Inc. (“Nuveen”) announced the Fund Board’s approval of plans to use tender option bonds (TOBs), also known as “floaters” or floating rate obligations, to refinance a portion of the municipal funds’ outstanding Auction Rate Preferred shares, whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds. During the fiscal year ended October 31, 2008, Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) redeemed $19,575,000, $56,650,000, $6,050,000, $6,025,000 and $11,200,000 of their outstanding Auction Rate Preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.
Variable Rate Demand Preferred Shares
On August 7, 2008, Insured Premium Income 2 (NPX) issued 2,190 Series 1 Variable Rate Demand Preferred (VRDP) shares, $100,000 liquidation value per share, through a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Proceeds of this offering along with the proceeds from the Fund’s creation of TOBs, discussed above, were used to redeem all of the Fund’s outstanding Auction Rate Preferred shares totaling $268,900,000. The VRDP shares have a maturity date of August 1, 2038. Dividends on the VRDP shares are set through a weekly remarketing process at a rate established by a remarketing agent, which is intended to result in the value of the VRDP shares approximately equaling their liquidation value. VRDP shares include a liquidity feature that allows VRDP shareholders who are tendering shares for remarketing to have their shares purchased by a liquidity provider, Deutsche Bank AG (acting through its New York branch), in the event that the remarketing agent is not able to sell the tendered VRDP shares to other qualified institutional buyers.
Subject to certain conditions, VRDP shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Notes to
FINANCIAL STATEMENTS (continued)
The terms of the VRDP shares provide that, if any VRDP shares tendered to the liquidity provider cannot be successfully remarketed, the dividend rate for all VRDP shares will be set at the Maximum Rate determined under a formula set forth in the Fund’s organizational documents. The Maximum Rate is generally equal to a stated percentage spread in excess of the seven-day London Inter-Bank Offered Rate (LIBOR). If remarketings for these shares continue to be unsuccessful, the Maximum Rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP shares. This would increase the Fund’s cost of leverage over time and reduce the Fund’s Common share net earnings. There are various potential factors that could result in unsuccessful remarketings. These include periods of market stress, an actual or potential downgrade of the liquidity provider’s credit ratings as well as changes in market perceptions regarding the financial strength of the Fund’s liquidity provider.
Insured Premium Income 2 (NPX) had $219,000,000 VRDP shares outstanding for the period August 7, 2008 through October 31, 2008 with an average annualized dividend (interest) rate of 3.56%.
For financial reporting purposes only, VRDP shares, at their liquidation value, are recorded as a liability on the Statement of Assets and Liabilities and the dividends paid on the VRDP shares are included as a component of “Interest expense” on the Statement of Operations.
Insurance
Under normal circumstances, each Fund will invest at least 80% of their net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least “A” at the time of purchase by at least one independent rating agency. In addition, each Fund will invest at least 80% of its net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares) in municipal securities that are rated at least “AA” at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen, or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares) in municipal securities rated below “AA” (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.
Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds’ Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.
A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No. 140) “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of “Interest expense” on the Statement of Operations.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
During the fiscal year ended October 31, 2008, each Fund invested in externally deposited inverse floaters and/or sell deposited inverse floaters.
At October 31, 2008, each Fund’s maximum exposure to externally-deposited Recourse Trusts, if any, is as follows:

			Premier	Insured	Insured	Insured
	Insured	Insured	Insured	Premium	Dividend	Tax-Free
	Quality	Opportunity	Income	Income 2	Advantage	Advantage
	(NQI)	(NIO)	(NIF)	(NPX)	(NVG)	(NEA)

Maximum exposure	$27,461,650	$27,560,000	$3,070,000	$20,675,000	$13,995,000	$6,000,000

Notes to
FINANCIAL STATEMENTS (continued)
The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2008, were as follows:

			Premier	Insured	Insured	Insured
	Insured	Insured	Insured	Premium	Dividend	Tax-Free
	Quality	Opportunity	Income	Income 2	Advantage	Advantage
	(NQI)	(NIO)	(NIF)	(NPX)	(NVG)	(NEA)

Average floating rate obligations	$48,736,268	$97,301,667	$17,333,169	$85,695,182	$23,142,186	$5,441,257
Average annual interest rate and fees	2.87%	2.86%	2.82%	2.87%	2.80%	3.06%

Forward Swap Transactions
Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Insured Premium Income 2 (NPX) and Insured Dividend Advantage (NVG) were the only Funds to invest in forward interest rate swap transactions during the fiscal year ended October 31, 2008.
Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Offering Costs
Costs incurred by Insured Premium Income 2 (NPX) in connection with its offering of the VRDP shares ($2,535,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares and is included as a component of “Interest expense” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.
Indemnifications
Under the Funds’ organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Fund Shares
Common Shares
On July 30, 2008, the Funds’ Board of Directors/Trustees approved an open-market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. The Funds did not repurchase any of their Common shares during the fiscal year ended October 31, 2008.

Transactions in Common shares were as follows:

	Insured		Insured		Premier Insured
	Quality (NQI)		Opportunity (NIO)		Income (NIF)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07

Common shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—

	Insured		Insured		Insured
	Premium Income 2 (NPX)		Dividend Advantage (NVG)		Tax-Free Advantage (NEA)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07

Common shares issued to shareholders due to reinvestment of distributions	—	—	—	5,478	2,432	7,983

Preferred Shares
Transactions in Auction Rate Preferred shares were as follows:

	Insured Quality (NQI)
	Year Ended		Year Ended
	10/31/08		10/31/07
	Shares	Amount	Shares	Amount

Auction Rate Preferred shares redeemed:
Series M	160	$4,000,000	—	$—
Series T	160	4,000,000	—	—
Series W	160	4,000,000	—	—
Series TH	143	3,575,000	—	—
Series F	160	4,000,000	—	—

Total	783	$19,575,000	—	$—

Notes to
FINANCIAL STATEMENTS (continued)

	Insured Opportunity (NIO)
	Year Ended		Year Ended
	10/31/08		10/31/07
	Shares	Amount	Shares	Amount

Auction Rate Preferred shares redeemed:
Series M	334	$8,350,000	—	$—
Series T	334	8,350,000	—	—
Series W	333	8,325,000	—	—
Series W2	266	6,650,000	—	—
Series TH	333	8,325,000	—	—
Series TH2	332	8,300,000	—	—
Series F	334	8,350,000	—	—

Total	2,266	$56,650,000	—	$—

	Premier Insured Income (NIF)
	Year Ended		Year Ended
	10/31/08		10/31/07
	Shares	Amount	Shares	Amount

Auction Rate Preferred shares redeemed:
Series W	32	$800,000	—	$—
Series TH	105	2,625,000	—	—
Series F	105	2,625,000	—	—

Total	242	$6,050,000	—	$—

	Insured Premium Income 2 (NPX)
	Year Ended		Year Ended
	10/31/08		10/31/07
	Shares	Amount	Shares	Amount

Auction Rate Preferred shares redeemed:
Series M	2,080	$52,000,000	—	$—
Series T	2,200	55,000,000	—	—
Series W	2,080	52,000,000	—	—
Series TH	2,200	55,000,000	—	—
Series F	2,196	54,900,000	—	—

Total	10,756	$268,900,000	—	$—

	Insured Dividend Advantage (NVG)
	Year Ended		Year Ended
	10/31/08		10/31/07

	Shares	Amount	Shares	Amount

Auction Rate Preferred shares redeemed:
Series M	81	$2,025,000	—	$—
Series T	80	2,000,000	—	—
Series TH	80	2,000,000	—	—

Total	241	$6,025,000	—	$—

	Insured Tax-Free Advantage (NEA)
	Year Ended		Year Ended
	10/31/08		10/31/07

	Shares	Amount	Shares	Amount

Auction Rate Preferred shares redeemed:
Series T	224	$5,600,000	—	$—
Series W	224	5,600,000	—	—

Total	448	$11,200,000	—	$—

Transactions in Variable Rate Demand Preferred shares were as follows:

Insured
Premium Income 2 (NPX)
	Year Ended		Year Ended
	10/31/08		10/31/07
	Shares	Amount	Shares	Amount

Variable Rate Demand Preferred shares issued:
Series 1	2,190	$219,000,000	—	$—

3. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2008, were as follows:

			Premier	Insured	Insured	Insured
	Insured	Insured	Insured	Premium	Dividend	Tax-Free
	Quality	Opportunity	Income	Income 2	Advantage	Advantage
	(NQI)	(NIO)	(NIF)	(NPX)	(NVG)	(NEA)

Purchases	$62,048,094	$173,907,420	$26,027,390	$66,664,771	$50,123,194	$33,461,104
Sales and maturities	118,008,608	257,711,388	31,211,414	147,494,953	68,646,367	45,977,127

4. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.
At October 31, 2008, the cost of investments was as follows:

			Premier	Insured	Insured	Insured
	Insured	Insured	Insured	Premium	Dividend	Tax-Free
	Quality	Opportunity	Income	Income 2	Advantage	Advantage
	(NQI)	(NIO)	(NIF)	(NPX)	(NVG)	(NEA)

Cost of investments	$809,453,159	$1,695,008,170	$414,738,710	$688,703,987	$633,004,647	$380,355,345

Notes to
FINANCIAL STATEMENTS (continued)
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2008, were as follows:

			Premier	Insured	Insured	Insured
	Insured	Insured	Insured	Premium	Dividend	Tax-Free
	Quality	Opportunity	Income	Income 2	Advantage	Advantage
	(NQI)	(NIO)	(NIF)	(NPX)	(NVG)	(NEA)

Gross unrealized:
Appreciation	$11,540,654	$43,655,181	$8,958,804	$10,292,120	$16,341,271	$7,079,467
Depreciation	(92,127,352)	(152,484,662)	(31,396,537)	(67,937,531)	(52,441,388)	(33,609,579)

Net unrealized appreciation (depreciation) of investments	$(80,586,698)	$(108,829,481)	$(22,437,733)	$(57,645,411)	$(36,100,117)	$(26,530,112)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2008, the Funds’ tax year end, were as follows:

			Premier	Insured	Insured	Insured
	Insured	Insured	Insured	Premium	Dividend	Tax-Free
	Quality	Opportunity	Income	Income 2	Advantage	Advantage
	(NQI)	(NIO)	(NIF)	(NPX)	(NVG)	(NEA)

Undistributed net tax-exempt income *	$200,116	$725,061	$523,065	$—	$765,434	$—
Undistributed net ordinary income **	360	120,852	271	48,735	308	—
Undistributed net long-term capital gains	—	—	—	—	—	—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2008, paid on November 3, 2008.

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended October 31, 2008 and October 31, 2007, was designated for purposes of the dividends paid deduction as follows:

			Premier	Insured	Insured	Insured
	Insured	Insured	Insured	Premium	Dividend	Tax-Free
	Quality	Opportunity	Income	Income 2	Advantage	Advantage
2008	(NQI)	(NIO)	(NIF)	(NPX)	(NVG)	(NEA)

Distributions from net tax-exempt income ***	$39,541,469	$81,436,577	$18,358,222	$32,147,770	$29,301,122	$18,112,355
Distributions from net ordinary income **	—	4,243	—	290,759	—	49,701
Distributions from net long-term capital gains ****	—	211,271	—	—	—	—

			Premier	Insured	Insured	Insured
	Insured	Insured	Insured	Premium	Dividend	Tax-Free
	Quality	Opportunity	Income	Income 2	Advantage	Advantage
2007	(NQI)	(NIO)	(NIF)	(NPX)	(NVG)	(NEA)

Distributions from net tax-exempt income	$39,047,625	$83,864,627	$19,606,912	$33,728,035	$30,917,881	$18,104,469
Distributions from net ordinary income **	—	—	—	—	—	—
Distributions from net long-term capital gains	—	2,032,615	—	—	—	—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

***	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2008, as Exempt Interest Dividends.

****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2008.

At October 31, 2008, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

			Premier	Insured	Insured	Insured
	Insured	Insured	Insured	Premium	Dividend	Tax-Free
	Quality	Opportunity	Income	Income 2	Advantage	Advantage
	(NQI)	(NIO)	(NIF)	(NPX)	(NVG)	(NEA)

Expiration:
October 31, 2013	$—	$—	$—	$—	$160,392	$4,675,683
October 31, 2014	731,585	—	164,691	—	1,187,192	—
October 31, 2015	—	—	437,571	—	—	35,274
October 31, 2016	3,901,375	11,531,354	2,437,248	6,922,132	3,430,093	378,957

Total	$4,632,960	$11,531,354	$3,039,510	$6,922,132	$4,777,677	$5,089,914

Insured Premium Income 2 (NPX) had $295,910 of its capital loss carryforward expire on October 31, 2008.
5. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares) of each Fund as follows:

Insured Quality (NQI)
Insured Opportunity (NIO)
Premier Insured Income (NIF)
Insured Premium Income 2 (NPX)
Average Daily Net Assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares)	Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For net assets over $5 billion	.3750

Insured Dividend Advantage (NVG)
Insured Tax-Free Advantage (NEA)
Average Daily Net Assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares)	Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For net assets over $2 billion	.3750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of October 31, 2008, the complex-level fee rate was .1998%.

Notes to
FINANCIAL STATEMENTS (continued)
The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level

$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock (Auction Rate Preferred shares or VRDP shares) issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.
The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.
For the first ten years of Insured Dividend Advantage’s (NVG) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares), for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,

2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

*	From the commencement of operations.
The Adviser has not agreed to reimburse Insured Dividend Advantage (NVG) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured Tax-Free Advantage’s (NEA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares), for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,

2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32

*	From the commencement of operations.
The Adviser has not agreed to reimburse Insured Tax-Free Advantage (NEA) for any portion of its fees and expenses beyond November 30, 2010.
6. New Accounting Pronouncements
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (SFAS No. 157)
In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
7. Subsequent Events
Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2008, to shareholders of record on November 15, 2008, as follows:

			Premier	Insured	Insured	Insured
	Insured	Insured	Insured	Premium	Dividend	Tax-Free
	Quality	Opportunity	Income	Income 2	Advantage	Advantage
	(NQI)	(NIO)	(NIF)	(NPX)	(NVG)	(NEA)

Dividend per share	$.0615	$.0590	$.0555	$.0515	$.0600	$.0590

Financial
HIGHLIGHTS
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions	Distributions					Offering
				from Net	from		Net			Costs and
	Beginning			Investment	Capital		Investment	Capital		Auction Rate	Ending
	Common		Net	Income to	Gains to		Income to	Gains to		Preferred	Common
	Share	Net	Realized/	Auction Rate	Auction Rate		Common	Common		Share	Share	Ending
	Net Asset	Investment	Unrealized	Preferred	Preferred		Share-	Share-		Underwriting	Net Asset	Market
	Value	Income	Gain (Loss)	Shareholders†	Shareholders†	Total	holders	holders	Total	Discounts	Value	Value

Insured Quality (NQI)

Year Ended 10/31:
2008	$14.88	$.99	$(3.16)	$(.30)	$—	$(2.47)	$(.73)	$—	$(.73)	$—	$11.68	$11.15
2007	15.40	.99	(.49)	(.29)	—	.21	(.73)	—	(.73)	—	14.88	13.61
2006	15.31	.99	.24	(.25)	(.01)	.97	(.80)	(.08)	(.88)	—	15.40	14.83
2005	15.85	1.03	(.39)	(.16)	—	.48	(.97)	(.05)	(1.02)	—	15.31	15.31
2004	15.72	1.08	.20	(.08)	—	1.20	(1.02)	(.05)	(1.07)	—	15.85	16.00

Insured Opportunity (NIO)

Year Ended 10/31:
2008	15.04	.97	(2.62)	(.30)	— *	(1.95)	(.70)	— *	(.70)	—	12.39	11.15
2007	15.57	.98	(.45)	(.30)	(.01)	.22	(.73)	(.02)	(.75)	—	15.04	13.56
2006	15.46	.98	.34	(.24)	(.03)	1.05	(.80)	(.14)	(.94)	—	15.57	14.75
2005	16.06	1.01	(.50)	(.16)	—	.35	(.92)	(.03)	(.95)	—	15.46	14.52
2004	15.89	1.05	.20	(.08)	—	1.17	(.97)	(.03)	(1.00)	—	16.06	16.05

	Auction Rate Preferred Shares			Variable Rate Demand Preferred Shares
	at End of Period			at End of Period
	Aggregate	Liquidation		Aggregate	Liquidation
	Amount	and Market	Asset	Amount	and Market	Asset
	Outstanding	Value	Coverage	Outstanding	Value	Coverage
	(000)	Per Share	Per Share	(000)	Per Share	Per Share

Insured Quality (NQI)

Year Ended 10/31:
2008	$298,425	$25,000	$62,485	$—	$—	$—
2007	318,000	25,000	69,808	—	—	—
2006	318,000	25,000	71,378	—	—	—
2005	318,000	25,000	71,052	—	—	—
2004	318,000	25,000	72,565	—	—	—

Insured Opportunity (NIO)

Year Ended 10/31:
2008	623,350	25,000	65,315	—	—	—
2007	680,000	25,000	69,864	—	—	—
2006	680,000	25,000	71,440	—	—	—
2005	680,000	25,000	71,126	—	—	—
2004	680,000	25,000	72,904	—	—	—

			Ratios/Supplemental Data
				Ratios to Average Net Assets			Ratios to Average Net Assets
				Applicable to Common Shares			Applicable to Common Shares
Total Returns				Before Credit/Reimbursement			After Credit/Reimbursement***
	Based		Ending
	on		Net
Based	Common		Assets
on	Share Net		Applicable	Expenses	Expenses	Net	Expenses	Expenses	Net	Portfolio
Market	Asset		to Common	Including	Excluding	Investment	Including	Excluding	Investment	Turnover
Value**	Value**		Shares (000)	Interest††(a)	Interest††(a)	Income††	Interest††(a)	Interest††(a)	Income††	Rate

(13.35)%	(17.24)%		$447,463	1.49%	1.23%	7.03%	1.47%	1.21%	7.05%	7%
(3.48)	1.38		569,958	1.52	1.18	6.53	1.50	1.16	6.55	5
2.76	6.53	****	589,928	1.20	1.20	6.49	1.20	1.20	6.49	13
2.11	3.09		585,777	1.19	1.19	6.58	1.19	1.19	6.58	21
4.37	7.90		605,028	1.19	1.19	6.88	1.19	1.19	6.88	8

(13.17)	(13.45)		1,005,218	1.43	1.19	6.76	1.41	1.17	6.78	9
(3.18)	1.49		1,220,297	1.41	1.16	6.39	1.40	1.14	6.41	5
8.26	7.05	****	1,263,172	1.17	1.17	6.38	1.17	1.17	6.38	13
(3.72)	2.21		1,254,638	1.16	1.16	6.35	1.16	1.16	6.35	25
9.47	7.64		1,302,985	1.16	1.16	6.59	1.16	1.16	6.59	8

*	Rounds to less than $.01 per share.

**	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

***	After custodian fee credit and expense reimbursement, where applicable.

****	During the fiscal year ended October 31, 2006, Insured Quality (NQI) and Insured Opportunity (NIO) received payments from the Adviser of $27,762 and $42,338, respectively, to offset losses realized on the disposal of investments purchased in violation of each Fund’s investment restrictions. This reimbursement did not have an impact on the Funds’ Total Return on Common Share Net Asset Value.

†	The amounts shown are based on Common share equivalents.

††	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or VRDP shares, where applicable.

(a)	Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 – Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, where applicable.
See accompanying notes to financial statements.

Financial
HIGHLIGHTS (continued)
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions	Distributions					Offering
				from Net	from		Net			Costs and
	Beginning			Investment	Capital		Investment	Capital		Auction Rate	Ending
	Common		Net	Income to	Gains to		Income to	Gains to		Preferred	Common
	Share	Net	Realized/	Auction Rate	Auction Rate		Common	Common		Share	Share	Ending
	Net Asset	Investment	Unrealized	Preferred	Preferred		Share-	Share-		Underwriting	Net Asset	Market
	Value	Income	Gain (Loss)	Shareholders†	Shareholders†	Total	holders	holders	Total	Discounts	Value	Value

Premier Insured Income (NIF)

Year Ended 10/31:
2008	$14.90	$.96	$(2.37)	$(.31)	$—	$(1.72)	$(.64)	$—	$(.64)	$—	$12.54	$11.19
2007	15.40	.97	(.47)	(.29)	—	.21	(.71)	—	(.71)	—	14.90	13.25
2006	15.33	.98	.25	(.25)	(.02)	.96	(.79)	(.10)	(.89)	—	15.40	14.60
2005	16.00	1.01	(.49)	(.16)	(.01)	.35	(.93)	(.09)	(1.02)	—	15.33	14.40
2004	15.69	1.03	.36	(.08)	—	1.31	(.98)	(.02)	(1.00)	—	16.00	15.64

Insured Premium Income 2 (NPX)

Year Ended 10/31:
2008	13.73	.80	(2.32)	(.20)	—	(1.72)	(.62)	—	(.62)	—	11.39	9.56
2007	14.16	.86	(.39)	(.26)	—	.21	(.64)	—	(.64)	—	13.73	12.18
2006	13.93	.86	.28	(.23)	—	.91	(.68)	—	(.68)	—	14.16	13.03
2005	14.45	.89	(.44)	(.14)	—	.31	(.83)	—	(.83)	—	13.93	12.83
2004	14.24	.93	.23	(.07)	—	1.09	(.88)	—	(.88)	—	14.45	14.11

	Auction Rate Preferred Shares			Variable Rate Demand Preferred Shares
	at End of Period			at End of Period
	Aggregate	Liquidation		Aggregate	Liquidation
	Amount	and Market	Asset	Amount	and Market	Asset
	Outstanding	Value	Coverage	Outstanding	Value	Coverage
	(000)	Per Share	Per Share	(000)	Per Share	Per Share

Premier Insured Income (NIF)

Year Ended 10/31:
2008	$154,950	$25,000	$64,301	$—	$—	$—
2007	161,000	25,000	69,938	—	—	—
2006	161,000	25,000	71,429	—	—	—
2005	161,000	25,000	71,215	—	—	—
2004	161,000	25,000	73,240	—	—	—

Insured Premium Income 2 (NPX)

Year Ended 10/31:
2008	—	—	—	219,000	100,000	294,318
2007	268,900	25,000	72,696	—	—	—
2006	268,900	25,000	74,180	—	—	—
2005	268,900	25,000	73,392	—	—	—
2004	268,900	25,000	75,176	—	—	—

		Ratios/Supplemental Data
			Ratios to Average Net Assets			Ratios to Average Net Assets
			Applicable to Common Shares			Applicable to Common Shares
Total Returns			Before Credit/Reimbursement			After Credit/Reimbursement**
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses	Expenses	Net	Expenses	Expenses	Net	Portfolio
Market	Asset	to Common	Including	Excluding	Investment	Including	Excluding	Investment	Turnover
Value*	Value*	Shares (000)	Interest††(a)	Interest††(a)	Income††	Interest††(a)	Interest††(a)	Income††	Rate

(11.12)%	(11.92)%	$243,589	1.42%	1.25%	6.72%	1.40%	1.22%	6.75%	6%
(4.66)	1.40	289,400	1.38	1.21	6.41	1.36	1.19	6.43	9
7.68	6.46	299,001	1.22	1.22	6.44	1.21	1.21	6.44	8
(1.66)	2.16	297,624	1.20	1.20	6.39	1.20	1.20	6.40	20
7.55	8.62	310,666	1.21	1.21	6.53	1.20	1.20	6.53	13

(17.17)	(12.98)	425,557	2.13	1.25	6.12	2.11	1.23	6.14	8
(1.77)	1.55	513,021	1.76	1.16	6.19	1.74	1.14	6.21	5
7.11	6.75	528,984	1.16	1.16	6.14	1.16	1.16	6.15	15
(3.32)	2.14	520,508	1.16	1.16	6.20	1.16	1.16	6.20	23
6.42	7.89	539,697	1.16	1.16	6.52	1.16	1.16	6.53	14

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

**	After custodian fee credit and expense reimbursement, where applicable.

†	The amounts shown are based on Common share equivalents.

††	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or VRDP shares, where applicable.

(a)	Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 – Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, where applicable.
See accompanying notes to financial statements.

Financial
HIGHLIGHTS (continued)
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions	Distributions					Offering
				from Net	from		Net			Costs and
	Beginning			Investment	Capital		Investment	Capital		Auction Rate	Ending
	Common		Net	Income to	Gains to		Income to	Gains to		Preferred	Common
	Share	Net	Realized/	Auction Rate	Auction Rate		Common	Common		Share	Share	Ending
	Net Asset	Investment	Unrealized	Preferred	Preferred		Share-	Share-		Underwriting	Net Asset	Market
	Value	Income	Gain (Loss)	Shareholders†	Shareholders†	Total	holders	holders	Total	Discounts	Value	Value

Insured Dividend Advantage (NVG)

Year Ended 10/31:
2008	$15.09	$1.00	$(2.25)	$(.29)	$—	$(1.54)	$(.70)	$—	$(.70)	$—	$12.85	$11.42
2007	15.50	1.00	(.38)	(.28)	—	.34	(.75)	—	(.75)	—	15.09	13.71
2006	15.23	1.01	.33	(.25)	—	1.09	(.82)	—	(.82)	—	15.50	14.89
2005	15.78	1.00	(.38)	(.15)	(.01)	.46	(.89)	(.12)	(1.01)	—	15.23	14.17
2004	15.41	1.02	.42	(.07)	—	1.37	(.93)	(.07)	(1.00)	—	15.78	14.89

Insured Tax-Free Advantage (NEA)

Year Ended 10/31:
2008	14.71	.95	(2.31)	(.27)	—	(1.63)	(.71)	—	(.71)	—	12.37	11.40
2007	14.93	.97	(.21)	(.27)	—	.49	(.71)	—	(.71)	—	14.71	14.30
2006	14.56	.97	.38	(.24)	—	1.11	(.74)	—	(.74)	—	14.93	14.35
2005	14.75	.97	(.19)	(.15)	—	.63	(.81)	(.01)	(.82)	—	14.56	13.41
2004	14.54	.99	.21	(.07)	—	1.13	(.92)	(.01)	(.93)	.01	14.75	14.91

	Auction Rate Preferred Shares			Variable Rate Demand Preferred Shares
	at End of Period			at End of Period
	Aggregate	Liquidation		Aggregate	Liquidation
	Amount	and Market	Asset	Amount	and Market	Asset
	Outstanding	Value	Coverage	Outstanding	Value	Coverage
	(000)	Per Share	Per Share	(000)	Per Share	Per Share

Insured Dividend Advantage (NVG)

Year Ended 10/31:
2008	$226,975	$25,000	$67,189	$—	$—	$—
2007	233,000	25,000	73,281	—	—	—
2006	233,000	25,000	74,575	—	—	—
2005	233,000	25,000	73,714	—	—	—
2004	233,000	25,000	75,471	—	—	—

Insured Tax-Free Advantage (NEA)

Year Ended 10/31:
2008	132,800	25,000	68,124	—	—	—
2007	144,000	25,000	72,290	—	—	—
2006	144,000	25,000	73,005	—	—	—
2005	144,000	25,000	71,808	—	—	—
2004	144,000	25,000	72,415	—	—	—

		Ratios/Supplemental Data
			Ratios to Average Net Assets			Ratios to Average Net Assets
			Applicable to Common Shares			Applicable to Common Shares
Total Returns			Before Credit/Reimbursement			After Credit/Reimbursement**
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses	Expenses	Net	Expenses	Expenses	Net	Portfolio
Market	Asset	to Common	Including	Excluding	Investment	Including	Excluding	Investment	Turnover
Value*	Value*	Shares (000)	Interest††(a)	Interest††(a)	Income††	Interest††(a)	Interest††(a)	Income††	Rate

(12.11)%	(10.64)%	$383,035	1.32%	1.17%	6.48%	.96%	.81%	6.84%	7%
(3.12)	2.25	449,982	1.31	1.14	6.15	.88	.71	6.58	12
11.09	7.39	462,037	1.15	1.15	6.15	.70	.70	6.60	15
2.00	2.93	454,018	1.15	1.15	5.96	.70	.70	6.42	2
7.61	9.19	470,389	1.15	1.15	6.09	.70	.70	6.54	11
(15.97)	(11.56)	229,075	1.26	1.19	6.27	.86	.80	6.67	8
4.59	3.35	272,391	1.19	1.17	6.04	.69	.67	6.54	6
12.82	7.82	276,506	1.19	1.19	6.12	.69	.69	6.61	—
(4.68)	4.33	269,614	1.19	1.19	6.06	.70	.70	6.55	1
7.41	8.07	273,112	1.20	1.20	6.24	.71	.71	6.73	13

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

**	After custodian fee credit and expense reimbursement, where applicable.

†	The amounts shown are based on Common share equivalents.

††	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or VRDP shares, where applicable.

(a)	Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 – Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, where applicable.
See accompanying notes to financial statements.

Board Members & Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

				Number	Principal
			Year First	of Portfolios	Occupation(s)
	Name,		Elected or	in Fund Complex	Including other
	Birthdate	Position(s) Held	Appointed	Overseen by	Directorships
	& Address	with the Funds	and Term(1)	Board Member	During Past 5 Years
Independent Board Members:

■	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board member	1997	186	Private Investor and Management Consultant.

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board member	1999	186	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board member	2004	186	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).

■	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board member	2005	186	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.

■	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board member	1997	186	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.

				Number	Principal
			Year First	of Portfolios	Occupation(s)
	Name,		Elected or	in Fund Complex	Including other
	Birthdate	Position(s) Held	Appointed	Overseen by	Directorships
	& Address	with the Funds	and Term(1)	Board Member	During Past 5 Years
Independent Board Members:
■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board member	1997	186	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).

■	CAROLE E. STONE 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board member	2007	186	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).

■	TERENCE J. TOTH 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	186	Director, Legal & General Investment Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2007-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (Since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
Interested Board Member:
■	JOHN P. AMBOIAN(2)(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	186	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)

				Number
				of Portfolios
	Name,		Year First	in Fund Complex	Principal
	Birthdate	Position(s) Held	Elected or	Overseen	Occupation(s)
	and Address	with the Funds	Appointed(4)	by Officer	During Past 5 Years
Officers of the Funds:
■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	186	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3); Chartered Financial Analyst.

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	120	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	120	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.

■	MICHAEL T. ATKINSON 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	186	Vice President (since 2002) of Nuveen Investments, LLC.

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	186	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005), formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	186	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	186	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.

	DAVID J. LAMB 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	186	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.

				Number
				of Portfolios
	Name,		Year First	in Fund Complex	Principal
	Birthdate	Position(s) Held	Elected or	Overseen	Occupation(s)
	and Address	with the Funds	Appointed(4)	by Officer	During Past 5 Years
Officers of the Funds:
■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	186	Vice President of Nuveen Investments, LLC (since 1999).

■	LARRY W. MARTIN 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	186	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	186	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Vice President, and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

■	JOHN V. MILLER 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	186	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.

■	CHRISTOPHER M. ROHRBACHER 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	186	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).

■	JAMES F. RUANE 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	186	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.

■	MARK L. WINGET 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	186	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).

(1)	For Insured Premium Income 2 (NPX), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NAD, NXZ and NZF is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Insured Quality (NQI), Insured Opportunity (NIO) and Premier Insured Income (NIF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment Management Agreement
Approval PROCESS
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be)(each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.
In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.
A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.
In evaluating the services of NAM, the Independent Board Members also considered NAM’s ability to supervise the Funds’ other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.
In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.
In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities (“ARPS”), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen’s efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen’s commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen’s continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.
Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.
B. The Investment Performance of the Funds and NAM
The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.
In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain

Annual Investment Management Agreement

Approval Process (continued)
instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group.
The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized benchmarks for the one-, three-, and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one-, three-, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.
C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage and the differences in the use of insurance, if any. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM’s municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.
3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.
In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.
Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.
Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.
D. Economies of Scale and Whether Fee Levels Reflect
     These Economies of Scale
With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the

Annual Investment Management Agreement

Approval Process (continued)
advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each Fund’s investment portfolio.
In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.
E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.
In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.
Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Reinvest Automatically
      EASILY and CONVENIENTLY
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.
Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.
By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.
It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.
You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.
The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

Glossary of
TERMS USED in this REPORT

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

■	Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

  Other Useful INFORMATION
QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION
You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.
You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.
CEO Certification Disclosure
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes- Oxley Act.
Board of Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth
Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
Boston, MA
Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787
Legal Counsel
Chapman and Cutler LLP
Chicago, IL
Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL
Each Fund intends to repurchase and/or redeem shares of its own common or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, NQI, NIO, NIF, NPX, NVG and NEA redeemed 783, 2,266, 242, 10,756, 241 and 448 auction rate preferred shares, respectively. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS
Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.
We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.
Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/etf
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EAN-D-1008D

Chairman’s
LETTER TO SHAREHOLDERS

Timothy R. Schwertfeger	Chairman of the Board

It is with a variety of emotions that I write my last letter to Nuveen Fund shareholders. For a dozen years, it has been my privilege to communicate periodically with you through these annual and semi-annual reports about the performance and uses of your Fund. Over that time, I’ve tried to emphasize the central role that quality municipal bonds can play in creating attractive opportunities for current tax-free income, long-term return and portfolio diversification. I firmly believe that all our Fund shareholders, working in conjunction with a trusted financial advisor, have the potential to reach their financial objectives by using Nuveen Funds as a core component of a well-balanced portfolio.
As I noted in your Fund’s last shareholder report, Nuveen Investments was acquired in November 2007 by a group led by Madison Dearborn Partners, LLC. While this event had no impact on the investment objectives, portfolio management strategies or dividend policies of your Fund, it did provide a convenient point to begin implementing a long-planned transition in the senior management team at Nuveen. As a part of this process, I will be leaving the Board of the Nuveen Funds on June 30, 2008.
In addition, Nuveen and your Fund’s Board determined that Fund shareholders would be best served by having an independent director serve as the new chairman of the Fund Board. Therefore, I am very excited and pleased to report that I will be succeeded as chairman of your Nuveen Fund Board by Robert Bremner. A member of the Board since 1997, Bob is a management consultant and private investor not affiliated with Nuveen. Over the years, he has played a critical role on the Fund Board, most recently as the lead independent director, and I know Bob and the other Board members are determined to maintain the standards and commitment to quality that you have come to expect from your Nuveen investment.
Please take the time to review the Portfolio Manager’s Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of Bob Bremner and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead. Sincerely,
Sincerely,

Timothy R. Schwertfeger
Chairman of the Board

June 16, 2008

Portfolio Manager’s COMMENTS

Nuveen Investments Municipal Closed-End Funds	NQF, NUF, NFL, NWF
Portfolio manager Daniel Close reviews economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of these four Nuveen Florida Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for the Florida Funds in March 2007.
WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE MONTH REPORTING PERIOD ENDED APRIL 30, 2008?
During this reporting period, developments in the financial sector, especially in the credit markets, led to increased volatility, tightening liquidity, and a flight to quality. These developments, which began to take shape during the summer of 2007, became particularly evident in August 2007 when market concerns about defaults on sub-prime mortgages resulted in a liquidity crisis across all fixed income asset classes. In September 2007, the Federal Reserve (Fed) responded to credit market volatility by launching a series of interest rate cuts that lowered the fed funds rate by 325 basis points—from 5.25% to 2.00%—in eight months, including reductions of 125 basis points in January 2008 alone.
The Fed’s actions were also a response to increased signs of weakness in the U.S. economy, as evidenced by the slower growth of the U.S. gross domestic product (GDP), a closely watched measure of economic performance. While GDP expanded at 3.8% in the second quarter of 2007 and 4.9% in the third quarter of 2007, this measure dropped sharply to 0.6% in the fourth quarter of 2007 (all GDP numbers annualized). In the first quarter of 2008, GDP grew at an annual rate of 0.9%, restrained by a 25.5% decline in residential investment and the weakest consumer spending since 2001. Driven largely by increased energy, agricultural, and commodities prices, the Consumer Price Index (CPI) registered a 3.9% year-over-year gain as of April 2008, while the increase in this inflation gauge for the first four months of 2008 was 3.0% annualized. The core CPI (which excludes food and energy prices) rose 2.3% between May 2007 and April 2008, remaining above the Fed’s unofficial target of 2.0% or lower. In the labor markets, January 2008 marked the first decline in new jobs created since 2003, breaking the longest string of employment growth (52 months) in U.S. history. The national unemployment rate for April 2008 was 5.0%, up from 4.5% in April 2007.
Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

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In the municipal bond market, factors related to the sub-prime mortgage crisis had an indirect, but important, influence on performance. General concerns about the credit markets as well as more specific concerns about municipal bond insurers with exposure to sub-prime mortgages caused some investors to curtail purchases. Because some investors were avoiding exposure to such insurers, hedge funds and other non-traditional buyers of municipal bonds were forced to sell holdings of long-maturity bonds into a market already experiencing lack of liquidity. Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term interest rates declined. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.
Over the twelve months ended April 2008, municipal bond issuance nationwide totaled $453.9 billion, a decrease of 4% from the previous twelve months. During the first four months of 2008, municipal issuance was off the record pace seen in 2007, as $129.0 billion in new securities came to market, down 9% from the same period in 2007. To date in 2008, insured bonds comprised 26% of new supply, compared with the recent historical figure of approximately 50%. Despite disruptions in the markets, new municipal issuance continued to be met with good demand by institutional and retail investors as well as non-traditional buyers returning to the market toward the end of this period.
HOW WERE ECONOMIC AND MARKET CONDITIONS IN FLORIDA?
Florida’s economy, which led the southeast region in job growth and performance over the past few years, hit a major stumbling block, as growth continued to slow amid an increasingly severe housing market correction and fallout from the sub-prime mortgage crisis. In Miami, which was still seeing home equity values rise in early 2007, housing prices fell 25% between March 2007 and March 2008, a decline second only to that in Las Vegas, according to the Case-Shiller home price index of twenty major metropolitan areas. This compared with an average decline of 14.4% nationwide. The downturn in real estate and housing also had a substantial impact on Florida’s economy through canceled and reduced residential and commercial building projects and layoffs in the construction industry, which had been a major economic driver in the state. Given construction job losses and continued declines in the manufacturing sector, Florida’s job market weakened, with gains in education and health care, leisure and hospitality, and professional and business services providing some bright spots. In April 2008, unemployment in the state rose to 4.9% from 3.8% in April 2007, its highest level since February 2004 but still below the national average.
Florida’s revenue base, which has been dominated by sales taxes, also suffered from the deterioration of the state’s housing market, as consumer spending slowed by lower

5

home values as well as rising food and gas prices. As of April 30, 2008, Florida’s general obligation debt continued to be rated Aa1/AAA/AA+ by Moody’s, Standard & Poor’s, and Fitch, respectively. In March 2008, Moody’s revised its outlook for the state from stable to negative, citing the trend of declining revenues. For the twelve months ended April 30, 2008, municipal issuance in Florida totaled $27.8 billion, a decrease of 14% from the previous twelve months, as the state continued to rank as the fourth largest state issuer in the nation. During the first four months of 2008, issuance in the state was down sharply to $5.8 billion, a drop of 37% from the first four months of 2007.
WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING PERIOD?
During this twelve-month period, as the municipal market was characterized by volatility and a steepening yield curve, we sought to capitalize on a turbulent environment by continuing to focus on relative value, using a fundamental approach to find undervalued sectors and individual credits with the potential to perform well over the long term.
In the earlier part of the period, our emphasis was generally on purchasing bonds with longer maturities to manage the Funds’ durations.1 As the period progressed, and it started to become apparent that Florida would be among the states hardest-hit by the fallout from the sub-prime mortgage crisis and a weakening housing market, we began to focus more closely on longer dated essential services revenue bonds that were not as dependent on home and property values. As August’s liquidity crisis led the market to discount lower-quality and higher-yielding bonds, we also took advantage of opportunities that we considered undervalued to selectively add some of these types of bonds to NQF, NUF and—to a lesser degree—NWF. Among the credits we added to these Funds were uninsured health care bonds, water and sewer bonds and school districts. In NFL, our purchases included insured health care, utilities, water and sewer, and special assessment districts. All of the Florida Funds also added exposure to the short end of the yield curve by purchasing positions in auction rate bonds. Auction rate bonds are short-term securities whose interest payments are adjusted periodically through an auction process which typically also serves as a means for buying and selling.
To generate cash for purchases, we selectively sold some holdings with shorter durations, including shorter-dated pre-refunded bonds2. Selling shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Funds’ overall call protection profiles. We also took advantage of strong bids to sell bonds that were attractive to the retail market.

1	Duration is a measure of a bond’s price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

2	Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

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As part of our disciplined approach to duration management, we use inverse floating rate securities,3 a type of derivative financial instrument, in NQF, NUF and NFL. Inverse floaters typically provide the dual benefit of bringing the Funds’ durations closer to our strategic target and enhancing their income-generation capabilities. During this period, we found it advantageous to terminate some of the inverse floating rate securities in each of these three Funds, especially securities with exposure to weaker municipal bond insurers, and modify our positions using bonds that offered more attractive yields and better structures. NQF and NUF each also added a new inverse floating rate security funded with high-quality (AAA rated), non-insured water and sewer bonds issued by Palm Beach County. In addition, NQF, NFL and NWF utilized other types of derivative financial instruments. The goal of this strategy was to help us manage the common share net asset value (NAV) volatility of these Funds without having a negative impact on their income streams or common share dividends over the short term.
HOW DID THE FUNDS PERFORM?
Individual results for these Nuveen Florida Funds, as well as relevant index and peer group information, are presented in the accompanying table.
Total Returns on Common Share Net Asset Value*
For periods ended 4/30/08

	1-Year	5-Year	10-Year
Florida Funds
NQF	-1.26%	3.80%	5.45%
NUF	-1.48%	3.94%	5.17%

Lipper Florida
Municipal Debt Funds
Average[4]	-1.35%	3.97%	4.93%

Lehman Brothers
Municipal Bond Index[5]	2.79%	4.03%	5.16%

Insured Florida Funds
NFL	0.47%	3.71%	5.45%
NWF	1.61%	4.55%	N/A

Lipper Florida
Municipal Debt Funds
Average[4]	-1.35%	3.97%	4.93%

Lehman Brothers Insured
Municipal Bond Index[5]	2.24%	3.98%	5.29%
For the twelve months ended April 30, 2008, the total returns on common share NAV for NQF and NUF underperformed the return on the national Lehman Brothers Municipal Bond Index, and the performances of NFL and NWF lagged the return for the Lehman Brothers Insured Municipal Bond Index. At the same time, NQF, NFL, and NWF

*	Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

3	An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this shareholder report.

4	The Lipper Florida Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 16; 5 years, 13; and 10 years, 9. Fund and Lipper returns assume reinvestment of dividends.

5	The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds, and the Lehman Brothers Insured Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of insured municipal bonds. Results for the Lehman indexes do not reflect any expenses.

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exceeded the average return for the Funds’ Lipper Florida Municipal Debt Funds Average, while NUF trailed the peer group average by a narrow margin.
One of the major factors impacting the performance of these Funds in relation to that of the unleveraged Lehman Brothers Municipal Bond Index and Insured Municipal Bond Index was the use of financial leverage. While leverage provides opportunities for additional income and total returns for common shareholders, the benefits of leveraging are tied in part to the short-term rates that leveraged Funds pay their preferred shareholders. During this period, as the yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, the Funds’ borrowing costs remained relatively high, negatively impacting their total returns.
Other key factors that influenced the Funds’ returns included yield curve and duration positioning, the use of derivatives, credit exposure and sector allocations and holdings of bonds backed by lower-rated municipal bond insurers.
During this twelve-month period, bonds in the Lehman Brothers Municipal Bond Index with maturities of less than eight years, especially those maturing in approximately three to five years, benefited the most from changes in the interest rate environment. As a result, these bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (twenty-two years and longer) posted the worst returns for the period. For the most part, the duration positioning of the Florida Funds was a net positive for performance during this period. Although these four Funds were underexposed to the outperforming shorter maturity categories, this was generally offset by the Funds’ heavier allocations to the intermediate part of the yield curve, which performed relatively well, and lower weightings in the underperforming long part of the curve.
As mentioned earlier, NQF, NFL and NWF utilized derivative financial instruments. In NFL and NWF, these derivatives were used to synthetically extend the Funds’ durations and move them closer to our strategic duration target. Despite the fact that longer duration municipals generally performed relatively poorly, the use of these forward interest rate swaps had a positive impact on the return performance of these two Funds. This was due to the fact that these derivatives provided exposure to taxable markets during a period when, in contrast to historical trends, the taxable market and the municipal market moved in the opposite directions. As municipal market performance lagged the gains made by the taxable market, these derivatives performed very well. However, in NQF, which had a duration that exceeded our target, derivative financial instruments were used to synthetically shorten duration. This position, which reduced duration in the outperforming taxable markets, hurt the performance of NQF.
In addition, the inverse floaters used by NQF, NUF and NFL generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively

8

increased the Funds’ exposure to longer maturity bonds during a period when shorter maturities were in favor in the market. However, the new inverse floating rate security we added to NQF and NUF late in this period performed well, due mainly to market conditions following their establishment and, secondarily, to the high credit quality of the bonds used to establish these trusts. All of the inverse floaters also benefited these Funds by helping to support their income streams.
As credit spreads widened, bonds rated BBB or below posted poor returns. The under-performance of the lower credit quality sector was largely the result of risk-averse investors’ flight to quality as disruptions in the financial and housing markets deepened. As of April 30, 2008, NQF and NUF had allocated approximately 12% and 11%, respectively, of their portfolios to bonds rated BBB and non-rated credits. NWF, which can invest up to 20% of its assets in uninsured investment-grade quality securities, had a 2% allocation to BBB rated credits. Due to downgrades of certain municipal insurers, NFL, while remaining a 100% insured Fund, held approximately 9% in bonds rated BBB. While these lower-rated exposures had a negative influence on the Funds’ performances, the relatively smaller weightings in these credit quality sectors helped to limit the impact of this exposure. On the whole, NFL and NWF benefited from their overall higher credit quality and larger allocations of AAA rated bonds.
In general, bonds that carried any credit risk, regardless of sector, tended to perform poorly. Revenue bonds as a whole, and especially the industrial development and health care sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market. The housing sector also performed poorly, as did bonds backed by the 1998 master tobacco settlement agreement, which comprised approximately 1% to 1.5% of the portfolios of NQF and NWF as of April 30, 2008. NQF, NUF and NWF also held small positions in community district development bonds that underperformed during this period.
Sectors of the market that generally contributed to the Funds’ performances included water and sewer, special tax issues, and education. Pre-refunded bonds performed exceptionally well, due primarily to their shorter effective maturities and higher credit quality. NQF and NWF held more advance refunded bonds than NUF and NFL, which explains some of the performance differentials between NQF and NUF and between NFL and NWF.
Another factor that impacted the performances of these Funds, especially NFL and NWF, involved their positions in bonds backed by municipal bond insurers that had their credit ratings downgraded. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies declined detracting from the Funds’ performance. On the whole, the holdings of these Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category.

9

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES AND FUND POLICY CHANGES
The portfolios of investments reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. During the period covered by this report, at least one rating agency reduced the rating for AMBAC-insured and MBIA-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds to BB. Subsequent to April 30, 2008, and at the time this report was prepared, at least one rating agency further reduced the rating for CIFG-insured bonds to BB and MBIA-insured bonds to A. As of April 30, 2008, at least one rating agency has placed XLCA-insured bonds on “negative credit watch” and one or more rating agencies have placed each of these insurers on “negative outlook”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.
During March 2008, the Nuveen Funds’ Board of Directors/Trustees approved changes to the investment policies of all of the Nuveen insured municipal closed-end funds. The new policies require that (1) at least 80% of a Fund’s net assets must be invested in insured municipal bonds guaranteed by insurers rated “A” or better by at least one rating agency at the time of purchase; (2) at least 80% of a Fund’s net assets must be invested in municipal bonds rated “AA” or better by at least one rating agency (with or without insurance), deemed to be of comparable quality by the Adviser, or backed by an escrow or trust containing sufficient U.S. Government or Government agency securities at the time of purchase; and (3) up to 20% of a Fund’s net assets may be invested in uninsured municipal bonds rated “A” to “BBB” by at least one rating agency or deemed to be of comparable quality by the Adviser at the time of purchase. These policy changes are designed to increase portfolio manager flexibility and retain the insured nature of the Funds’ investment portfolios for current and future environments. Some Funds may require shareholder approval prior to implementing these policy changes.
RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED MARKETS
Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the preferred shares issued by these Funds than there were offers to buy. This meant that these auctions “failed to clear’’ and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auction preferred shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the auction preferred shares. At the time this report was prepared, the Funds’ managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds’ managers are working diligently to refund the auction preferred shares, and have made progress in these efforts, but at present there is no assurance that these efforts will succeed. These developments generally do not affect the management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds’ cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds’ future common share earnings may be lower than they otherwise would have been.
For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

10

Common Share
Dividend and Share Price
INFORMATION
As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. While this strategy continued to provide incremental income, the extent of this benefit was reduced to a degree by the borrowing costs associated with leverage, which remained relatively high. The Funds’ income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields than the matured or called bonds. These factors resulted in one monthly dividend reduction in NQF, NUF, NFL, and NWF over the twelve-month reporting period ended April 30, 2008.
Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received long-term capital gains distributions at the end of December 2007 as follows:

Long-Term Capital Gains
(per share)
NUF	$0.0072
NFL	$0.0640
All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has

11

cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s common share NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s common share NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2008, all of the Funds in this report had positive UNII balances for tax purposes. NFL had a positive UNII balance for financial statement purposes, while NQF, NUF and NWF had negative UNII balances for financial statement purposes.
As of April 30, 2008, the Funds’ common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

	4/30/08	Twelve Month Average
	Discount	Discount
NQF	-10.70%	-10.38%
NUF	-11.76%	-10.82%
NFL	-10.04%	-9.41%
NWF	-11.02%	-8.88%
COMMON SHARE REPURCHASE AND SHARE PRICE INFORMATION
On July 10, 2007, the Board of Trustees of NQF, NUF, and NFL approved an open market share repurchase program as part of a broad, ongoing effort designed to support the market prices of the Funds’ common shares. Repurchases not only help to support the market price, but because such purchases are made at a discount to NAV, they have the effect of augmenting NAV. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding common shares. As of April 30, 2008, NQF, NUF, and NFL had repurchased 218,700, 147,700, and 174,500 common shares, respectively, representing 1.3%, 1.0% and 1.2%, respectively, of each Fund’s total common shares outstanding.

12

NQF	Nuveen Florida
Performance	Investment Quality
OVERVIEW	Municipal Fund
as of April 30, 2008
Fund Snapshot

Common Share Price	$12.77

Common Share
Net Asset Value	$14.30

Premium/(Discount) to NAV	-10.70%

Market Yield	5.07%

Taxable-Equivalent Yield[2]	7.04%

Net Assets Applicable to Common Shares ($000)	$234,106

Average Effective Maturity on Securities (Years)	15.20

Leverage-Adjusted Duration	9.96

Average Annual Total Return
(Inception 2/21/91)

	On Share Price	On NAV

1-Year	-4.79%	-1.26%

5-Year	0.69%	3.80%

10-Year	3.28%	5.45%

Industries
(as a % of total investments)

Tax Obligation/Limited	30.7%

Transportation	20.1%

U.S. Guaranteed	17.7%

Water and Sewer	7.9%

Health Care	7.2%

Tax Obligation/General	5.9%

Utilities	5.2%

Other	5.3%

Credit Quality (as a % of total investments)1
2007-2008 Monthly Tax-Free Dividends Per Share
Share Price Performance — Weekly Closing Price

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

13

NUF	Nuveen Florida
Performance	Quality Income
OVERVIEW	Municipal Fund
as of April 30, 2008
Fund Snapshot

Common Share Price	$12.75

Common Share Net Asset Value	$14.45

Premium/(Discount) to NAV	-11.76%

Market Yield	4.99%

Taxable-Equivalent Yield[2]	6.93%

Net Assets Applicable to Common Shares ($000)	$204,552

Average Effective Maturity on Securities (Years)	15.02

Leverage-Adjusted Duration	9.51

Average Annual Total Return
(Inception 10/17/91)

	On Share Price	On NAV

1-Year	-4.54%	-1.48%

5-Year	0.43%	3.94%

10-Year	3.65%	5.17%

Industries
(as a % of total investments)

Tax Obligation/Limited	29.1%

Transportation	16.6%

U.S. Guaranteed	9.2%

Education and Civic Organizations	8.3%

Health Care	7.5%

Water and Sewer	7.1%

Tax Obligation/General	6.3%

Utilities	5.8%

Housing/Multifamily	5.1%

Other	5.0%

Credit Quality (as a % of total investments)1
2007-2008 Monthly Tax-Free Dividends Per Share3
Share Price Performance — Weekly Closing Price

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	The Fund paid shareholders a capital gains distribution in December 2007 of $0.0072 per share.

14

NFL	Nuveen Insured
Performance	Florida Premium
OVERVIEW	Income Municipal Fund
as of April 30, 2008
Fund Snapshot

Common Share Price	$13.26

Common Share Net Asset Value	$14.74

Premium/(Discount) to NAV	-10.04%

Market Yield	5.20%

Taxable-Equivalent Yield[2]	7.22%

Net Assets Applicable to Common Shares ($000)	$209,621

Average Effective Maturity on Securities (Years)	14.50

Leverage-Adjusted Duration	7.63

Average Annual Total Return
(Inception 12/17/92)

	On Share Price	On NAV

1-Year	-4.90%	0.47%

5-Year	1.14%	3.71%

10-Year	4.88%	5.45%

Industries
(as a % of total investments)

Tax Obligation/Limited	41.2%

Water and Sewer	23.1%

U.S. Guaranteed	11.1%

Housing/Multifamily	6.9%

Utilities	4.9%

Other	12.8%

Credit Quality (as a % of total investments)1
2007-2008 Monthly Tax-Free Dividends Per Share3
Share Price Performance — Weekly Closing Price

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	The Fund paid shareholders a capital gains distribution in December 2007 of $0.0640 per share.

15

NWF	Nuveen Insured Florida
Performance	Tax-Free Advantage
OVERVIEW	Municipal Fund
as of April 30, 2008
Fund Snapshot

Common Share Price	$12.59

Common Share Net Asset Value	$14.15

Premium/(Discount) to NAV	-11.02%

Market Yield	4.91%

Taxable-Equivalent Yield[2]	6.82%

Net Assets Applicable to Common Shares ($000)	$54,926

Average Effective Maturity on Securities (Years)	14.35

Leverage-Adjusted Duration	8.53

Average Annual Total Return
(Inception 11/21/02)

	On Share Price	On NAV

1-Year	-3.45%	1.61%

5-Year	1.37%	4.55%

Since
Inception	1.98%	4.95%

Industries
(as a % of total investments)

Tax Obligation/Limited	37.0%

U.S. Guaranteed	21.7%

Water and Sewer	18.0%

Education and Civic Organizations	9.7%

Transportation	8.1%

Other	5.5%

Credit Quality (as a % of total investments)1
2007-2008 Monthly Tax-Free Dividends Per Share
Share Price Performance — Weekly Closing Price

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

16

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders
Nuveen Florida Investment Quality Municipal Fund
Nuveen Florida Quality Income Municipal Fund
Nuveen Insured Florida Premium Income Municipal Fund
Nuveen Insured Florida Tax-Free Advantage Municipal Fund
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund and Nuveen Insured Florida Tax-Free Advantage Municipal Fund (the Funds) as of April 30, 2008, and the related statements of operations and cash flows (Nuveen Florida Investment Quality Municipal Fund and Nuveen Florida Quality Income Municipal Fund only) for the year then ended, the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund and Nuveen Insured Florida Tax-Free Advantage Municipal Fund at April 30, 2008, the results of their operations and cash flows (Nuveen Florida Investment Quality Municipal Fund and Nuveen Florida Quality Income Municipal Fund only) for the year then ended, changes in their net assets and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
June 23, 2008

17

NQF	Nuveen Florida Investment Quality Municipal Fund
Portfolio of INVESTMENTS
April 30, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Consumer Staples — 2.1% (1.3% of Total Investments)
$5,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	$4,905,000

	Education and Civic Organizations — 1.1% (0.7% of Total Investments)
2,000	Broward County Educational Facilities Authority, Florida, Revenue Bonds, Nova Southeastern University, Series 2004B, 5.625%, 4/01/34	4/14 at 100.00	BBB	1,955,880
575	Osceola County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, P.M. Wells Charter School Project, Series 2001A, 5.000%, 8/01/23 — MBIA Insured	8/11 at 101.00	AAA	589,105

2,575	Total Education and Civic Organizations			2,544,985

	Energy — 0.3% (0.2% of Total Investments)
900	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	776,223

	Health Care — 11.3% (7.2% of Total Investments)
1,000	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/34	4/16 at 100.00	A	940,520
	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
1,000	5.250%, 6/01/26	6/16 at 100.00	BBB+	979,380
3,625	5.000%, 6/01/38	6/16 at 100.00	BBB+	3,233,174
	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
1,000	5.250%, 10/01/28	10/13 at 100.00	A3	998,710
2,330	5.250%, 10/01/34	10/13 at 100.00	A3	2,261,871
1,185	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	1,136,379
3,235	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Medical Center, Series 2006, 5.000%, 11/15/26	11/16 at 100.00	A2	3,173,600
225	Lee Memorial Health System, Florida, Health Park Project Revenue Bonds, Auction Rate Securities, Series 2003A, 4.490%, 4/01/33 — AMBAC Insured	No Opt. Call	AAA	225,000
2,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 — MBIA Insured	4/17 at 100.00	AAA	2,007,060
2,345	Leesburg, Florida, Hospital Revenue Bonds, Leesburg Regional Medical Center Project, Series 2002, 5.375%, 7/01/22	7/12 at 100.00	BBB+	2,350,018
3,750	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A2	3,545,063
	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
3,410	5.500%, 12/01/21	12/11 at 101.00	BBB+	3,416,650
2,340	5.625%, 12/01/31	12/11 at 101.00	BBB+	2,241,252

27,445	Total Health Care			26,508,677

	Housing/Multifamily — 0.5% (0.3% of Total Investments)
1,050	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Emerald	5/10 at 101.00	AAA	1,058,432
	Palms Apartments, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)

18

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)
$135	Florida Housing Finance Agency, General Mortgage Revenue Refunding Bonds, Series 1992A, 6.400%, 6/01/24	6/08 at 100.00	AA	$138,961

1,185	Total Housing/Multifamily			1,197,393

	Housing/Single Family — 0.9% (0.6% of Total Investments)
360	Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, New Money and Refunding Issue, Series 1996-2, 6.350%, 7/01/28 (Alternative Minimum Tax)	7/08 at 101.00	AA+	364,892
870	Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, Series 1997-2, 5.900%, 7/01/29 — MBIA Insured (Alternative Minimum Tax)	7/08 at 101.00	AAA	890,262
985	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-6, 4.625%, 7/01/31 (Alternative Minimum Tax)	1/16 at 100.00	AA+	871,627

2,215	Total Housing/Single Family			2,126,781

	Long-Term Care — 1.1% (0.7% of Total Investments)
	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,125	5.850%, 8/01/24	8/14 at 101.00	N/R	1,154,126
1,565	5.625%, 8/01/34	8/14 at 101.00	N/R	1,511,790

2,690	Total Long-Term Care			2,665,916

	Materials — 2.3% (1.5% of Total Investments)
5,400	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	4/10 at 101.00	N/R	5,259,600

	Tax Obligation/General — 9.3% (5.9% of Total Investments)
1,500	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002F, 5.000%, 6/01/22 — MBIA Insured	6/12 at 101.00	AAA	1,557,870
2,080	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/21 — AMBAC Insured	6/13 at 100.00	AAA	2,173,018
9,230	Florida State Board of Education, Full Faith and Credit, Public Education Capital Outlay Bonds, Series 2001C, 5.125%, 6/01/31 — FGIC Insured	6/11 at 101.00	AAA	9,394,478
8,000	Florida State Board of Education, Full Faith and Credit, Public Education Capital Outlay Refunding Bonds, Series 2002D, 5.375%, 6/01/16 (4)	6/12 at 100.00	AAA	8,622,480

20,810	Total Tax Obligation/General			21,747,846

	Tax Obligation/Limited — 48.2% (30.7% of Total Investments)
5,625	Broward County School Board, Florida, Certificates of Participation, Series 2004C, 5.250%, 7/01/18 — FSA Insured	7/14 at 100.00	AAA	5,989,894
1,665	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 — MBIA Insured	10/14 at 100.00	AAA	1,724,058
230	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 — MBIA Insured	10/15 at 100.00	AAA	232,691
1,280	Florida Intergovernmental Finance Commission, Capital Revenue Bonds, Daytona Beach Community Redevelopment Agency, Series 2001C-1, 5.000%, 2/01/20 — AMBAC Insured	8/11 at 100.00	Aaa	1,309,325
1,685	Florida Municipal Loan Council, Revenue Bonds, Series 2003A, 5.000%, 5/01/22 — MBIA Insured	5/13 at 100.00	AAA	1,739,880
5,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund, Series 1996, 5.375%, 6/01/27 — MBIA Insured (Alternative Minimum Tax)	6/08 at 100.50	AAA	5,004,200
3,000	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 — MBIA Insured	8/15 at 101.00	AAA	3,098,070
5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 — FGIC Insured	No Opt. Call	Baa3	6,348,750

19

NQF	Nuveen Florida Investment Quality Municipal Fund (continued)
Portfolio of INVESTMENTS April 30, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)
$1,575	Hillsborough County, Florida, Community Investment Tax Revenue Bonds, Series 2004, 5.000%, 5/01/24 — AMBAC Insured	11/13 at 101.00	AAA	$1,625,243
2,190	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 — FGIC Insured	10/15 at 100.00	AA+	2,256,948
5,015	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.250%, 10/01/21 — MBIA Insured	10/13 at 100.00	AAA	5,267,706
2,000	Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement Bonds, Series 2002, 5.000%, 10/01/22 — FGIC Insured	10/12 at 100.00	A+	2,050,080
3,000	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006B, 5.000%, 11/01/31 — AMBAC Insured	11/16 at 100.00	AAA	2,995,890
	Miami-Dade County, Florida, Beacon Tradeport Community Development District, Special Assessment Bonds, Commercial Project, Series 2002A:
2,090	5.250%, 5/01/16 — RAAI Insured	5/12 at 102.00	AA	2,152,825
1,700	5.625%, 5/01/32 — RAAI Insured	5/12 at 102.00	AA	1,706,426
1,215	North Dade Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.350%, 5/01/38	5/17 at 100.00	N/R	940,799
	Orlando Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Republic Drive-Universal Boulevard — I-4 Interchange Project, Series 2002:
1,495	5.125%, 4/01/20 — AMBAC Insured	4/12 at 100.00	AAA	1,556,235
1,225	5.125%, 4/01/21 — AMBAC Insured	4/12 at 100.00	AAA	1,266,454
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
3,745	5.000%, 4/01/22 — MBIA Insured	4/14 at 100.00	Aaa	3,878,622
2,000	5.000%, 4/01/23 — MBIA Insured	4/14 at 100.00	Aaa	2,032,680
4,335	Palm Beach County School Board, Florida, Certificates of Participation, Drivers Trust 2089, 12.197%, 8/01/31 — FSA Insured (IF)	8/16 at 100.00	AAA	4,776,390
4,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.000%, 8/01/28 — FSA Insured	8/12 at 100.00	AAA	4,048,560
2,560	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/23 — FGIC Insured	8/14 at 100.00	AA—	2,587,187
5,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 — MBIA Insured	8/17 at 100.00	AAA	5,062,450
4,490	Palm Beach County, Florida, Public Improvement Revenue Bonds, Biomedical Research Park Project, Series 2005A, 5.000%, 6/01/25 — AMBAC Insured	6/15 at 100.00	AAA	4,567,497
2,500	Polk County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/18 — FSA Insured	10/14 at 100.00	AAA	2,716,575
1,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 — MBIA Insured	7/17 at 100.00	AAA	1,012,410
820	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.000%, 5/01/30 — RAAI Insured	5/18 at 100.00	AA	800,755
2,750	Saint Johns County, Florida, Transportation Improvement Revenue Bonds, Series 2003, 5.000%, 10/01/23 — AMBAC Insured	10/13 at 100.00	AAA	2,820,703
3,000	School Board of Duval County, Florida, Certificates of Participation, Master Lease Program, Series 2008, 5.000%, 7/01/33 — FSA Insured	7/17 at 100.00	Aaa	3,050,580
635	Sonoma Bay Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36	5/15 at 100.00	N/R	511,264
10,000	South Florida Water Management District, Certificates of Participation, Series 2006, 5.000%, 10/01/36 — AMBAC Insured (UB)	10/16 at 100.00	AAA	10,054,300
3,750	South Florida Water Management District, Certificates of Participation, Series 2006, Trust 1036, 11.867%, 10/01/36 — AMBAC Insured (IF)	10/16 at 100.00	AAA	3,831,375

20

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)
	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose Bonds, Stadium Project, Series 1995:
$1,250	5.750%, 10/01/20 — MBIA Insured	No Opt. Call	AAA		$1,383,300
2,835	5.750%, 10/01/25 — MBIA Insured	No Opt. Call	AAA		3,108,719
8,605	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2002, 5.375%, 10/01/15 — FSA Insured	10/12 at 100.00	AAA		9,335,994

108,265	Total Tax Obligation/Limited				112,844,835

	Transportation — 31.6% (20.1% of Total Investments)
9,000	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1, 5.250%, 10/01/26 — AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00	AAA		9,003,060
2,150	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 — AMBAC Insured	10/14 at 100.00	AAA		2,186,486
6,000	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003C, 5.000%, 7/01/33	7/13 at 101.00	Aa2		6,085,440
12,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 1999A, 5.125%, 10/01/28 — FGIC Insured (Alternative Minimum Tax)	10/09 at 101.00	Aa3		11,551,079
4,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 — FSA Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA		4,041,520
2,500	Lee County, Florida, Airport Revenue Bonds, Series 2006, 5.000%, 10/01/33 — FSA Insured	10/15 at 100.00	AAA		2,535,475
6,690	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2004B, 5.000%, 7/01/20 — FGIC Insured	7/14 at 100.00	A		6,955,727
3,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2005B, 4.500%, 7/01/29 — AMBAC Insured	No Opt. Call	AAA		3,000,000
1,750	Miami-Dade County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Airis Miami II LLC — Miami International Airport, Series 1999, 6.000%, 10/15/25 — AMBAC Insured (Alternative Minimum Tax)	10/09 at 101.00	AAA		1,778,648
5,390	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/18 — FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		5,507,556
16,825	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005A, 5.000%, 10/01/38 — CIFG Insured (Alternative Minimum Tax)	10/15 at 100.00	A+		15,426,167
5,360	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Series 2005, 5.000%, 7/01/16 — AMBAC Insured	7/15 at 101.00	AAA		5,778,241

74,665	Total Transportation				73,849,399

	U.S. Guaranteed — 27.7% (17.7% of Total Investments) (5)
7,225	Dade County, Florida, Special Obligation and Refunding Bonds, Series 1996B, 0.000%, 10/01/20 (Pre-refunded 10/01/08) — AMBAC Insured	10/08 at 48.83	AAA		3,499,935
12,800	Escambia County Health Facilities Authority, Florida, Revenue Bonds, Ascension Health Credit Group, Series 1999A-2, 6.000%, 11/15/31 (Pre-refunded 11/15/09)	11/09 at 101.00	AAA		13,590,527
4,600	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	A1	(5)	5,118,144
	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2004A:
2,290	5.000%, 4/01/19 (Pre-refunded 4/01/14) — AMBAC Insured	4/14 at 100.00	AAA		2,504,802
3,305	5.000%, 4/01/22 (Pre-refunded 4/01/14) — AMBAC Insured	4/14 at 100.00	AAA		3,615,009
3,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Refunding Bonds, Miami Children’s Hospital, Series 2001A, 5.125%, 8/15/26 (Pre-refunded 8/15/11) — AMBAC Insured	8/11 at 101.00	AAA		3,245,610
1,175	Naples, Florida, Water and Sewer Revenue Bonds, Series 2002, 5.000%, 9/01/14 (Pre-refunded 9/01/12)	9/12 at 100.00	Aa2 (5)		1,273,571

21

NQF	Nuveen Florida Investment Quality Municipal Fund (continued)
Portfolio of INVESTMENTS April 30, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)
	North Broward Hospital District, Florida, Revenue and Improvement Bonds, Series 2001:
$5,450	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A(5)	$5,965,134
550	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A(5)	602,443
6,000	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 101.00	A+(5)	6,617,100
3,695	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Regional Healthcare System, Series 2002, 5.750%, 12/01/27 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R(5)	4,114,678
4,295	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/18 (Pre-refunded 10/01/12)	10/12 at 100.00	Aa1 (5)	4,706,074
3,570	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 — MBIA Insured (ETM)	No Opt. Call	AAA	4,100,788
5,375	South Broward Hospital District, Florida, Hospital Revenue Bonds, Series 2002, 5.625%, 5/01/32 (Pre-refunded 5/01/12)	5/12 at 101.00	AA—(5)	5,957,166

63,330	Total U.S. Guaranteed			64,910,981

	Utilities — 8.2% (5.2% of Total Investments)
4,330	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	Baa2	4,398,068
1,050	Jacksonville Beach, Florida, Utility Revenue Refunding Bonds, Series 2002, 5.000%, 4/01/17 — AMBAC Insured	10/10 at 100.00	Aaa	1,091,822
4,250	Lakeland, Florida, Energy System Revenue Refunding Bonds, Series 1999C, 6.050%, 10/01/11 — FGIC Insured	No Opt. Call	AAA	4,699,480
5,000	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 1992, 6.000%, 10/01/10	No Opt. Call	Aa1	5,402,750
2,720	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2001, 5.250%, 10/01/18	10/11 at 101.00	Aa1	2,877,706
705	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/18	10/12 at 100.00	Aa1	746,940

18,055	Total Utilities			19,216,766

	Water and Sewer — 12.4% (7.9% of Total Investments)
3,310	Cocoa, Florida, Water and Sewerage System Revenue Refunding Bonds, Series 2003, 5.500%, 10/01/23 — AMBAC Insured	No Opt. Call	AAA	3,465,570
1,000	Jacksonville, Florida, Water and Sewer Revenue Bonds, United Water Florida Project, Series 1995, 6.350%, 8/01/25 — AMBAC Insured (Alternative Minimum Tax)	8/08 at 100.00	AAA	1,000,770
1,525	Lee County, Florida, Water and Sewer Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/20 — MBIA Insured	10/13 at 100.00	Aaa	1,587,662
3,300	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1999A, 5.000%, 10/01/29 — FGIC Insured	10/09 at 101.00	A+	3,300,891
2,750	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, Trust 2622, 9.470%, 10/01/36 (IF)	10/16 at 100.00	AAA	2,948,990
5,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/31	10/16 at 100.00	AAA	5,134,600
2,060	Polk County, Florida, Utility System Revenue Bonds, Series 2003, 5.250%, 10/01/22 — FGIC Insured	10/13 at 100.00	A2	2,158,715
2,780	Riviera Beach, Palm Beach County, Florida, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 10/01/24 — FGIC Insured	10/14 at 100.00	Baa3	2,770,631
2,275	Sarasota County, Florida, Utility System Revenue Bonds, Series 2005A, 5.000%, 10/01/27 — FGIC Insured	10/15 at 100.00	AA—	2,312,970
1,680	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 — MBIA Insured	No Opt. Call	AAA	1,898,215

22

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)
	Winter Springs, Florida, Water and Sewer Revenue Refunding Bonds, Series 2001:
$700	5.250%, 4/01/16 — MBIA Insured	4/11 at 101.00	AAA	$742,266
1,585	5.000%, 4/01/20 — MBIA Insured	4/11 at 101.00	AAA	1,639,651

27,965	Total Water and Sewer			28,960,931

$360,500	Total Investments (cost $357,343,421) — 157.0%			367,515,333

	Floating Rate Obligations — (2.8)%			(6,660,000)

	Other Assets Less Liabilities — 2.2%			5,251,004

	Preferred Shares, at Liquidation Value — (56.4)% (6)			(132,000,000)

	Net Assets Applicable to Common Shares — 100%			$234,106,337

Forward Swaps outstanding at April 30, 2008:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (7)	Date	(Depreciation)

Morgan Stanley	$7,000,000	Receive	3-Month USD-LIBOR	5.823%	Semi-Annually	6/04/08	6/04/18	$(821,435)

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate).
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Portion of investment, with an aggregate market value of $873,026, has been pledged to collateralize the net payment obligations under forward swap contracts.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	Preferred Shares, at Liquidation Value as a percentage of total investments is (35.9)%.

(7)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.
See accompanying notes to financial statements.

23

NUF	Nuveen Florida Quality Income Municipal Fund
Portfolio of INVESTMENTS
April 30, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations — 12.9% (8.3% of Total Investments)
	Broward County Educational Facilities Authority, Florida, Revenue Bonds, Nova Southeastern University, Series 2004B:
$1,000	5.500%, 4/01/24	4/14 at 100.00	BBB	$1,003,960
500	5.625%, 4/01/34	4/14 at 100.00	BBB	488,970
2,000	Florida Board of Education, Lottery Revenue Bonds, Series 2001B, 5.000%, 7/01/20 — FGIC Insured	7/11 at 101.00	AAA	2,061,660
14,985	Florida State Board of Education, State University System Revenue Bonds, Series 2006A, 5.000%, 7/01/30 — FGIC Insured	7/15 at 101.00	AA	15,255,627
2,580	Florida State Education System, Housing Facility Revenue Bonds, Florida International University, Series 2004A, 5.000%, 7/01/14 — MBIA Insured	No Opt. Call	AAA	2,822,907
2,345	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/16 — AMBAC Insured	10/14 at 100.00	AAA	2,493,181
2,275	University of Central Florida, Certificates of Participation, Athletic Association, Series 2004A, 5.125%, 10/01/21 — FGIC Insured	10/14 at 100.00	Baa3	2,313,698

25,685	Total Education and Civic Organizations			26,440,003

	Health Care — 11.7% (7.5% of Total Investments)
1,000	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/34	4/16 at 100.00	A	940,520
1,500	Citrus County Hospital Board, Florida, Revenue Refunding Bonds, Citrus Memorial Hospital, Series 2002, 6.375%, 8/15/32	8/13 at 100.00	Baa3	1,544,160
	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
1,000	5.250%, 6/01/26	6/16 at 100.00	BBB+	979,380
3,240	5.000%, 6/01/38	6/16 at 100.00	BBB+	2,889,788
1,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005C, 5.000%, 11/15/31	11/15 at 100.00	A+	957,950
	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
500	5.250%, 10/01/28	10/13 at 100.00	A3	499,355
1,590	5.250%, 10/01/34	10/13 at 100.00	A3	1,543,508
1,180	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	1,131,585
2,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.250%, 10/01/24	10/13 at 100.00	A3	2,014,900
3,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Medical Center, Series 2006, 5.000%, 11/15/32	11/16 at 100.00	A2	2,826,150
1,500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 — MBIA Insured	4/17 at 100.00	AAA	1,505,295
3,430	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/12	No Opt. Call	BBB+	3,543,019
3,750	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A2	3,545,063

24,690	Total Health Care			23,920,673

24

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Housing/Multifamily — 8.0% (5.1% of Total Investments)
	Broward County Housing Finance Authority, Florida, GNMA Collateralized Multifamily Housing Revenue Refunding Bonds, Tamarac Pointe Apartments, Series 1996:
$1,500	6.250%, 7/01/26	7/08 at 100.00	AAA	$1,502,970
1,000	6.300%, 1/01/32	7/08 at 100.00	AAA	1,001,650
120	Florida Housing Finance Agency, General Mortgage Revenue Refunding Bonds, Series 1992A, 6.400%, 6/01/24	6/08 at 100.00	AA	123,521
1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Holly Cove Apartments, Series 1995F, 6.150%, 10/01/25 — AMBAC Insured (Alternative Minimum Tax)	10/08 at 100.00	AAA	1,000,400
5,790	Florida Housing Finance Corporation, FNMA Revenue Bonds, Villa de Mallorca Apartments, Series 2000H-1, 6.000%, 7/01/33 (Alternative Minimum Tax)	10/10 at 102.00	Aaa	5,852,185
3,170	Florida Housing Finance Corporation, Housing Revenue Refunding Bonds, Hunters Ridge at Deerwood Apartments, Series 1998-0, 5.300%, 12/01/28	12/08 at 102.00	AA	3,108,344
3,630	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 5.950%, 7/01/30 — FSA Insured (Alternative Minimum Tax)	1/11 at 102.00	AAA	3,696,139

16,210	Total Housing/Multifamily			16,285,209

	Housing/Single Family — 0.8% (0.5% of Total Investments)
390	Broward County Housing Finance Authority, Florida, Single Family Mortgage Revenue Bonds, Series 2001C, 0.000%, 4/01/33 (Alternative Minimum Tax)	4/10 at 25.36	Aaa	84,962
270	Broward County Housing Finance Authority, Florida, Single Family Mortgage Revenue Refunding Bonds, Series 2000B, 0.000%, 4/01/29 (Alternative Minimum Tax)	4/09 at 25.51	Aaa	64,913
215	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AAA	229,689
980	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-6, 4.625%, 7/01/31 (Alternative Minimum Tax)	1/16 at 100.00	AA+	867,202
30	Miami-Dade County Housing Authority, Florida, Home Owner Mortgage Revenue Bonds, Series 1999A-1, 5.550%, 10/01/19 (Alternative Minimum Tax)	10/08 at 101.50	Aaa	30,018
425	Orange County Housing Finance Authority, Florida, Single Family Mortgage Revenue Bonds, Series 1996A, 6.300%, 4/01/28 (Alternative Minimum Tax)	10/08 at 100.00	AAA	425,208

2,310	Total Housing/Single Family			1,701,992

	Long-Term Care — 4.8% (3.1% of Total Investments)
7,285	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 1999, 5.750%, 10/01/18 — ACA Insured	10/09 at 101.00	N/R	7,147,751
	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,125	5.850%, 8/01/24	8/14 at 101.00	N/R	1,154,126
1,570	5.625%, 8/01/34	8/14 at 101.00	N/R	1,516,620

9,980	Total Long-Term Care			9,818,497

	Materials — 2.2% (1.4% of Total Investments)
4,600	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	4/10 at 101.00	N/R	4,480,400

	Tax Obligation/General — 9.8% (6.3% of Total Investments)
15,925	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.000%, 6/01/20 — MBIA Insured	6/12 at 101.00	AAA	16,603,085
3,240	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2004A, 5.000%, 6/01/22 — MBIA Insured	4/14 at 100.00	AAA	3,362,440

19,165	Total Tax Obligation/General			19,965,525

25

NUF	Nuveen Florida Quality Income Municipal Fund (continued)
Portfolio of INVESTMENTS April 30, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited — 45.3% (29.1% of Total Investments)
$1,000	Alachua County School Board, Florida, Certificates of Participation, Series 2001, 5.000%, 7/01/21 — AMBAC Insured	7/11 at 101.00	Aaa	$1,027,170
1,055	Bay County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 7/01/24 — AMBAC Insured	7/14 at 100.00	Aaa	1,062,163
3,870	Broward County School Board, Florida, Certificates of Participation, Series 2004C, 5.250%, 7/01/20 — FSA Insured	7/14 at 100.00	AAA	4,078,941
1,500	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 — MBIA Insured	10/14 at 100.00	AAA	1,553,205
1,290	Escambia County, Florida, Tourist Development Revenue Refunding Bonds, Series 2002, 5.000%, 10/01/18 — MBIA Insured	10/12 at 100.00	AAA	1,338,827
4,000	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 — MBIA Insured	10/15 at 100.00	AAA	4,046,800
8,425	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2003C, 5.000%, 7/01/19 — AMBAC Insured	7/13 at 101.00	AAA	8,799,154
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 — MBIA Insured	No Opt. Call	AAA	410,665
1,590	0.000%, 11/01/26 — MBIA Insured	No Opt. Call	AAA	592,164
3,000	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 — MBIA Insured	8/15 at 101.00	AAA	3,098,070
1,430	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2001, 5.000%, 10/01/23 — AMBAC Insured	10/11 at 100.00	AAA	1,462,247
2,090	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.000%, 10/01/22 — MBIA Insured	10/13 at 100.00	AAA	2,167,142
3,145	Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds, Series 2003C, 5.250%, 10/01/18 — MBIA Insured (Alternative Minimum Tax)	10/13 at 100.00	AAA	3,177,331
2,230	Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement Bonds, Series 2002, 5.000%, 10/01/21 — FGIC Insured	10/12 at 100.00	A+	2,283,587
2,750	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding and Improvement Bonds, Series 2002, 5.375%, 10/01/17 — FGIC Insured	10/12 at 100.00	AA+	2,897,923
1,000	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding Bonds, Series 2001, 5.500%, 10/01/14 — FGIC Insured	No Opt. Call	AA+	1,117,110
	Lake County School Board, Florida, Certificates of Participation, Series 2004A:
1,190	5.000%, 7/01/20 — AMBAC Insured	7/14 at 100.00	AAA	1,229,758
1,340	5.000%, 7/01/22 — AMBAC Insured	7/14 at 100.00	AAA	1,372,763
1,470	5.000%, 7/01/24 — AMBAC Insured	7/14 at 100.00	AAA	1,494,079
5,130	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 10/01/17 — AMBAC Insured	10/13 at 100.00	AAA	5,443,494
	Miami-Dade County, Florida, Beacon Tradeport Community Development District, Special Assessment Bonds, Commercial Project, Series 2002A:
1,975	5.500%, 5/01/22 — RAAI Insured	5/12 at 102.00	AA	2,015,409
850	5.625%, 5/01/32 — RAAI Insured	5/12 at 102.00	AA	853,213
1,200	North Dade Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.350%, 5/01/38	5/17 at 100.00	N/R	929,184
2,475	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 19, Series 2000, 6.100%, 8/01/21 — RAAI Insured	8/10 at 102.00	AA	2,595,830
2,000	Opa-Locka, Florida, Capital Improvement Revenue Bonds, Series 1994, 6.125%, 1/01/24 — FGIC Insured	7/08 at 100.00	Baa3	2,003,820
2,440	Orange County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/22 — AMBAC Insured	8/14 at 100.00	Aaa	2,476,454

26

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)
	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A:
$1,665	5.125%, 1/01/20 — FGIC Insured	1/13 at 100.00	AA	$1,730,668
3,400	5.125%, 1/01/23 — FGIC Insured	1/13 at 100.00	AA	3,526,786
2,040	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.250%, 8/01/21 — FSA Insured	8/12 at 100.00	AAA	2,146,019
1,500	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/22 — FGIC Insured	8/14 at 100.00	AA—	1,522,410
1,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 — MBIA Insured	7/17 at 100.00	AAA	1,012,410
1,350	Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 9/01/21 — MBIA Insured	9/13 at 100.00	AAA	1,388,394
820	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.000%, 5/01/30 — RAAI Insured	5/18 at 100.00	AA	800,755
2,000	School Board of Duval County, Florida, Certificates of Participation, Master Lease Program, Series 2008, 5.000%, 7/01/33 — FSA Insured	7/17 at 100.00	Aaa	2,033,720
5,000	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/36 — AMBAC Insured	6/16 at 100.00	AAA	5,029,500
11,815	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2002, 5.375%, 10/01/14 — FSA Insured	10/12 at 100.00	AAA	12,818,682
1,000	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 — FSA Insured	12/14 at 100.00	Aaa	1,036,260

91,075	Total Tax Obligation/Limited			92,572,107

	Transportation — 25.9% (16.6% of Total Investments)
2,225	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1, 5.250%, 10/01/21 — AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00	AAA	2,234,212
4,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 — FSA Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA	4,041,520
2,500	Lee County, Florida, Airport Revenue Bonds, Series 2006, 5.000%, 10/01/33 — FSA Insured	10/15 at 100.00	AAA	2,535,475
1,000	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/14 — AMBAC Insured	No Opt. Call	AAA	1,078,690
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2004B:
3,955	5.250%, 7/01/17 — FGIC Insured	7/14 at 100.00	A	4,239,009
2,000	5.250%, 7/01/18 — FGIC Insured	7/14 at 100.00	A	2,105,640
2,000	5.000%, 7/01/23 — FGIC Insured	7/14 at 100.00	A	2,021,000
4,500	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2006, 5.000%, 7/01/37 — AMBAC Insured	7/16 at 100.00	AAA	4,502,700
2,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Refunding Bonds, Series 2001, 5.000%, 7/01/21 — FGIC Insured	7/11 at 101.00	A3	2,033,320
7,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998A, 5.000%, 10/01/24 — FGIC Insured (Alternative Minimum Tax)	10/08 at 101.00	A2	7,175,700
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998C, 5.000%, 10/01/23 — MBIA Insured (Alternative Minimum Tax)	10/08 at 101.00	AAA	3,915,680
12,820	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005A, 5.000%, 10/01/38 — CIFG Insured (Alternative Minimum Tax)	10/15 at 100.00	A+	11,754,143
5,000	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Series 2005, 5.000%, 7/01/16 — AMBAC Insured	7/15 at 101.00	AAA	5,390,150

53,500	Total Transportation			53,027,239

27

NUF	Nuveen Florida Quality Income Municipal Fund (continued)
Portfolio of INVESTMENTS April 30, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed — 14.3% (9.2% of Total Investments) (4)
$1,500	Bradford County Health Facility Authority, Florida, Revenue Refunding Bonds, Santa Fe Healthcare Inc., Series 1993, 6.050%, 11/15/16 (ETM)	No Opt. Call	AAA	$1,679,940
750	Gainesville, Florida, Utilities System Revenue Bonds, Series 2003A, 5.250%, 10/01/21 (Pre-refunded 10/01/13)	10/13 at 100.00	AA(4)	831,435
2,600	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	A1(4)	2,892,864
	North Broward Hospital District, Florida, Revenue and Improvement Bonds, Series 2001:
8,175	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A(4)	8,947,701
825	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A(4)	903,664
5,000	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 5.250%, 11/15/18 (Pre-refunded 11/15/12)	11/12 at 101.00	A2(4)	5,501,150
3,000	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Regional Healthcare System, Series 2002, 5.750%, 12/01/32 (Pre-refunded 12/01/12) — Insured	12/12 at 100.00	N/R (4)	3,340,740
4,625	South Broward Hospital District, Florida, Hospital Revenue Bonds, Series 2002, 5.625%, 5/01/32 (Pre-refunded 5/01/12)	5/12 at 101.00	AA—(4)	5,125,934

26,475	Total U.S. Guaranteed			29,223,428

	Utilities — 9.0% (5.8% of Total Investments)
4,800	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	Baa2	4,875,456
9,440	JEA St. John’s River Power Park System, Florida, Revenue Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/15	10/11 at 100.00	Aa2	9,892,929
1,220	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2001, 5.250%, 10/01/17	10/11 at 101.00	Aa1	1,311,842
445	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/17	10/12 at 100.00	Aa1	478,446
650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 — AMBAC Insured	10/15 at 100.00	AAA	660,849
1,170	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 — AMBAC Insured	10/15 at 100.00	AAA	1,209,499

17,725	Total Utilities			18,429,021

	Water and Sewer — 11.0% (7.1% of Total Investments)
1,500	Hollywood, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2003, 5.000%, 10/01/20 — FSA Insured	10/13 at 100.00	Aaa	1,572,540
	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A:
3,235	5.000%, 10/01/18 — FGIC Insured	10/13 at 100.00	AA—	3,404,805
5,090	5.000%, 10/01/19 — FGIC Insured	10/13 at 100.00	AA—	5,321,748
3,000	5.000%, 10/01/23 — FGIC Insured	10/13 at 100.00	AA—	3,097,530
1,065	Lee County Industrial Development Authority, Florida, Utilities Revenue Bonds, Bonita Springs Utilities Inc. Project, Series 2002, 5.000%, 11/01/19 — MBIA Insured (Alternative Minimum Tax)	11/12 at 100.00	AAA	1,057,460

28

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)
$2,750	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, Trust 2622, 9.470%, 10/01/36 (IF)	10/16 at 100.00	AAA	$2,948,990
5,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/31	10/16 at 100.00	AAA	5,134,600

21,640	Total Water and Sewer			22,537,673

$313,055	Total Investments (cost $313,165,665) — 155.7%			318,401,767

	Other Assets Less Liabilities — 1.5%			3,150,692

	Preferred Shares, at Liquidation Value — (57.2)% (5)			(117,000,000)

	Net Assets Applicable to Common Shares — 100%			$204,552,459

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Preferred Shares, at Liquidation Value as a percentage of total investments is (36.7)%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.
See accompanying notes to financial statements.

29

NFL	Nuveen Insured Florida Premium Income Municipal Fund
Portfolio of INVESTMENTS
April 30, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations — 4.8% (3.2% of Total Investments)
$10,255	Tampa, Florida, Revenue Bonds, University of Tampa, Series 2006, 5.000%, 4/01/35 — CIFG Insured	4/16 at 100.00	A1	$10,017,289
	Health Care — 2.8% (1.9% of Total Investments)
2,000	Brevard County Health Facilities Authority, Florida, Hospital Revenue Bonds, Holmes Regional Medical Center Project, Series 1996, 5.625%, 10/01/14 — MBIA Insured	10/08 at 100.00	AAA	2,004,700
2,500	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 — MBIA Insured	No Opt. Call	AAA	2,931,375
1,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 — MBIA Insured	4/17 at 100.00	AAA	1,003,530

5,500	Total Health Care			5,939,605

	Housing/Multifamily — 10.4% (6.9% of Total Investments)
975	Broward County Housing Finance Authority, Florida, GNMA Collateralized Multifamily Housing Revenue Refunding Bonds, Pompano Oaks Apartments, Series 1997, 6.000%, 12/01/27 (Alternative Minimum Tax)	6/08 at 101.00	Aaa	980,938
	Collier County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Saxon Manor Isles Project, Series 1998B:
1,260	5.350%, 9/01/18 — FSA Insured (Alternative Minimum Tax)	9/08 at 101.00	AAA	1,264,234
1,000	5.400%, 9/01/23 — FSA Insured (Alternative Minimum Tax)	9/08 at 101.00	AAA	1,001,430
	Collier County Housing Finance Authority, Florida, Multifamily Housing Revenue Refunding Bonds, Saxon Manor Isles Project, Series 1998A, Subseries 1:
1,040	5.350%, 9/01/18 — FSA Insured (Alternative Minimum Tax)	9/08 at 101.00	AAA	1,043,494
1,400	5.400%, 9/01/23 — FSA Insured (Alternative Minimum Tax)	9/08 at 101.00	AAA	1,402,002
	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
1,230	5.650%, 9/01/17 — FSA Insured (Alternative Minimum Tax)	9/08 at 100.00	AAA	1,233,272
1,890	5.750%, 9/01/29 — FSA Insured (Alternative Minimum Tax)	9/08 at 100.00	AAA	1,891,361
1,395	Florida Housing Finance Agency, Housing Revenue Bonds, Riverfront Apartments, Series 1997A, 6.250%, 4/01/37 — AMBAC Insured (Alternative Minimum Tax)	10/08 at 101.00	AAA	1,402,938
1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Turtle Creek Apartments, Series 1996C-1, 6.100%, 5/01/16 — AMBAC Insured (Alternative Minimum Tax)	5/08 at 100.00	AAA	1,000,750
2,045	Florida Housing Finance Corporation, GNMA Collateralized Housing Revenue Bonds, Cobblestone Apartments, Series 2000K-1, 6.000%, 12/01/33 (Alternative Minimum Tax)	12/10 at 102.00	Aaa	2,114,244
2,475	Florida Housing Finance Corporation, GNMA Collateralized Housing Revenue Bonds, Raintree Apartments, Series 2000J-1, 5.950%, 3/01/35 (Alternative Minimum Tax)	9/10 at 102.00	AAA	2,555,339
3,330	Jacksonville, Florida, GNMA Collateralized Housing Revenue Refunding Bonds, Windermere Manor Apartments, Series 1993A, 5.875%, 3/20/28	9/08 at 100.00	AAA	3,371,958
1,425	Miami-Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Country Club Villas II Project, Series 2001-1A, 5.750%, 7/01/27 — FSA Insured (Alternative Minimum Tax)	6/11 at 100.00	AAA	1,438,523
1,065	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Westlake Apartments Phase II, Series 2002, 5.150%, 7/01/22 — FSA Insured (Alternative Minimum Tax)	7/12 at 100.00	AAA	1,063,860

21,530	Total Housing/Multifamily			21,764,343

30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Housing/Single Family — 0.7% (0.5% of Total Investments)
$30	Broward County Housing Finance Authority, Florida, Single Family Mortgage Revenue Refunding Bonds, Series 1999B, 5.250%, 4/01/31 — MBIA Insured (Alternative Minimum Tax)	4/09 at 101.00	Aaa	$28,990
670	Escambia County Housing Finance Authority, Florida, Multi-County Single Family Mortgage Revenue Bonds, Series 1999, 5.200%, 4/01/32 — MBIA Insured (Alternative Minimum Tax)	10/08 at 102.00	Aaa	640,828
3,745	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2000-4, 0.000%, 7/01/30 — FSA Insured (Alternative Minimum Tax)	1/10 at 24.65	Aaa	835,360

4,445	Total Housing/Single Family			1,505,178

	Tax Obligation/General — 4.0% (2.6% of Total Investments)
4,940	Florida State Board of Education, Full Faith and Credit, Public Education Capital Outlay Bonds, Series 2001C, 5.125%, 6/01/29 — FGIC Insured	6/11 at 101.00	AAA	5,039,096
1,895	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2005B, 5.000%, 6/01/25 — AMBAC Insured	6/15 at 100.00	AAA	1,918,593
1,390	Venice, Florida, General Obligation Bonds, Series 2004, 5.000%, 2/01/24 — AMBAC Insured	2/14 at 100.00	AAA	1,414,909

8,225	Total Tax Obligation/General			8,372,598

	Tax Obligation/Limited — 62.2% (41.2% of Total Investments)
3,820	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.250%, 7/01/19 — MBIA Insured	7/13 at 100.00	AAA	3,992,664
1,500	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 — MBIA Insured	10/14 at 100.00	AAA	1,553,205
3,000	Collier County, Florida, Gas Tax Revenue Bonds, Series 2005, 5.000%, 6/01/22 — AMBAC Insured	6/15 at 100.00	AAA	3,082,710
1,555	DeSoto County, Florida, Capital Improvement Revenue Bonds, Series 2002, 5.250%, 10/01/20 — MBIA Insured	4/12 at 101.00	AAA	1,640,276
	Destin, Florida, Capital Improvement Revenue Bonds, Series 2002:
1,000	5.000%, 8/01/27 — MBIA Insured	8/12 at 101.00	Aaa	1,048,340
1,000	5.125%, 8/01/31 — MBIA Insured	8/12 at 101.00	Aaa	1,016,710
2,500	Escambia County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 2/01/22 — MBIA Insured	2/15 at 100.00	AAA	2,547,125
2,500	Flagler County School Board, Florida, Certificates of Participation, Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 — FSA Insured	8/15 at 100.00	AAA	2,530,125
1,200	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 — MBIA Insured	10/15 at 100.00	AAA	1,214,040
1,435	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2003A, 5.000%, 7/01/19 — FGIC Insured	7/13 at 101.00	AA–	1,508,285
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
3,365	5.375%, 11/01/25 — MBIA Insured	11/10 at 101.00	AAA	3,509,527
3,345	5.375%, 11/01/30 — MBIA Insured	11/10 at 101.00	AAA	3,420,831
1,000	Florida Municipal Loan Council, Revenue Bonds, Series 2001A, 5.250%, 11/01/18 — MBIA Insured	11/11 at 101.00	AAA	1,048,510
2,230	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund — Intermodal Program, Series 1999, 5.500%, 10/01/23 — FGIC Insured (Alternative Minimum Tax)	10/09 at 101.00	AA+	2,239,522
5,200	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-1-2001, Series 1985E, 4.750%, 12/01/20 (Mandatory put 12/01/11) — FGIC Insured	12/11 at 101.00	Baa3	5,434,988
1,080	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-3-1996, Series 1985B, 5.900%, 12/01/15 (Mandatory put 12/01/10) — FGIC Insured	6/08 at 100.50	Baa3	1,088,111
1,020	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-3-1996, Series 1985C, 5.900%, 12/01/15 (Mandatory put 12/01/08) — FGIC Insured	6/08 at 100.50	Baa3	1,027,660
1,500	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 7-3-2000, Series 1985E, 5.750%, 12/01/20 (Mandatory put 12/01/19) — FGIC Insured	12/10 at 101.00	Baa3	1,544,565

31

NFL	Nuveen Insured Florida Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS April 30, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)
$6,000	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 — MBIA Insured	7/13 at 100.00	AAA	$6,056,700
2,000	Hillsborough County, Florida, Community Investment Tax Revenue Bonds, Series 2004, 5.000%, 5/01/23 — AMBAC Insured	11/13 at 101.00	AAA	2,074,100
1,000	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 — FGIC Insured	10/15 at 100.00	AA+	1,030,570
2,595	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 — MBIA Insured	7/15 at 100.00	AAA	2,683,230
1,000	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005, 5.000%, 5/01/25 — MBIA Insured	5/15 at 102.00	Aaa	1,039,680
1,500	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.250%, 10/01/20 — MBIA Insured	10/13 at 100.00	AAA	1,587,120
1,280	Lake County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 7/01/21 — AMBAC Insured	7/14 at 100.00	AAA	1,315,802
	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B:
1,730	5.000%, 10/01/18 — AMBAC Insured	10/12 at 100.00	AAA	1,799,736
2,000	5.000%, 10/01/19 — AMBAC Insured	10/12 at 100.00	AAA	2,078,160
1,230	Lee County, Florida, Local Option Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/20 — FGIC Insured	10/14 at 100.00	A3	1,286,236
2,000	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006B, 5.000%, 11/01/31 — AMBAC Insured	11/16 at 100.00	AAA	1,997,260
18,000	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 1997A, 0.000%, 10/01/21 — MBIA Insured	6/08 at 50.20	AAA	8,960,940
1,000	Orange County School Board, Florida, Certificates of Participation, Series 2007A, 5.000%, 8/01/27 — FGIC Insured	8/17 at 100.00	AA–	1,003,600
3,180	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/19 — FGIC Insured	1/13 at 100.00	AA	3,317,758
2,500	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 — XLCA Insured	10/16 at 100.00	A+	2,499,900
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
2,500	5.000%, 4/01/21 — MBIA Insured	4/14 at 100.00	Aaa	2,601,125
5,500	5.000%, 4/01/23 — MBIA Insured	4/14 at 100.00	Aaa	5,589,870
2,150	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/24 — FGIC Insured	8/14 at 100.00	AA–	2,167,050
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 — MBIA Insured	8/17 at 100.00	AAA	3,037,470
4,115	Palm Beach County, Florida, Administrative Complex Revenue Refunding Bonds, Series 1993, 5.250%, 6/01/11 — FGIC Insured	No Opt. Call	Baa3	4,263,263
	Palm Beach County, Florida, Revenue Refunding Bonds, Criminal Justice Facilities, Series 1993:
2,500	5.375%, 6/01/08 — FGIC Insured	No Opt. Call	Baa3	2,507,550
4,000	5.375%, 6/01/10 — FGIC Insured	No Opt. Call	Baa3	4,231,400
1,300	Plantation, Florida, Non-Ad Valorem Revenue Refunding and Improvement Bonds, Series 2003, 5.000%, 8/15/21 — FSA Insured	8/13 at 100.00	Aaa	1,351,441
1,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 — MBIA Insured	7/17 at 100.00	AAA	1,012,410
3,500	School Board of Duval County, Florida, Certificates of Participation, Master Lease Program, Series 2008, 5.000%, 7/01/33 — FSA Insured	7/17 at 100.00	Aaa	3,559,010
4,260	St. Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 — FSA Insured	7/14 at 100.00	AAA	4,368,758

32

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)
	St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional Sports Facility, Series 2003:
$1,405	5.125%, 10/01/19 — FSA Insured	10/13 at 100.00	Aaa	$1,490,059
1,475	5.125%, 10/01/20 — FSA Insured	10/13 at 100.00	Aaa	1,563,780
1,555	5.125%, 10/01/21 — FSA Insured	10/13 at 100.00	Aaa	1,636,327
1,245	Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002, 5.000%, 4/01/22 — FGIC Insured	4/12 at 100.00	A+	1,272,925
4,275	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/24 — FSA Insured	8/15 at 100.00	Aaa	4,400,386
2,000	Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/21 — FSA Insured	10/14 at 100.00	AAA	2,091,440
3,000	Volusia County, Florida, School Board Certificates of Participation, Series 2007, Trust 1035, 12.153%, 8/01/32 — FSA Insured (IF)	8/17 at 100.00	AAA	3,112,440
1,785	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 — FSA Insured	12/14 at 100.00	Aaa	1,849,724

135,830	Total Tax Obligation/Limited			130,284,414

	Transportation — 7.0% (4.6% of Total Investments)
2,150	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 — AMBAC Insured	10/14 at 100.00	AAA	2,186,486
3,500	Broward County, Florida, Airport System Revenue Bonds, Series 2004M-1, 6.370%, 10/01/29 — AMBAC Insured (Alternative Minimum Tax)	5/08 at 100.00	AAA	3,500,000
1,100	Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995, 5.750%, 10/01/15 — MBIA Insured	10/08 at 100.00	AAA	1,102,750
2,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 — FSA Insured	10/13 at 100.00	AAA	2,112,980
5,615	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/19 — FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	5,726,626

14,365	Total Transportation			14,628,842

	U.S. Guaranteed — 16.8% (11.1% of Total Investments) (4)
5,325	Escambia County Housing Finance Authority, Florida, Dormitory Revenue Bonds, University of West Florida Foundation Inc., Series 1999, 5.750%, 6/01/31 (Pre-refunded 6/01/09) — MBIA Insured	6/09 at 101.00	AAA	5,583,689
3,945	Florida Governmental Utility Authority, Utility System Revenue Bonds, Citrus Project, Series 2003, 5.000%, 10/01/23 (Pre-refunded 10/01/13) — AMBAC Insured	10/13 at 100.00	AAA	4,324,430
4,750	Florida Housing Finance Corporation, Housing Revenue Bonds, Augustine Club Apartments, Series 2000D-1, 5.750%, 10/01/30 (Pre-refunded 10/01/10) — MBIA Insured	10/10 at 102.00	Aaa	5,199,018
10,000	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2001, 0.000%, 9/01/29 (Pre-refunded 9/01/11) — MBIA Insured	9/11 at 34.97	AAA	3,168,100
1,830	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2003, 5.000%, 9/01/21 (Pre-refunded 9/01/13) — MBIA Insured	9/13 at 100.00	AAA	2,003,685
5,715	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 — MBIA Insured (ETM)	No Opt. Call	AAA	6,564,706
	St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993:
5,000	5.500%, 10/01/15 — FGIC Insured (ETM)	No Opt. Call	Baa3 (4)	5,455,750
1,200	5.500%, 10/01/21 — FGIC Insured (ETM)	No Opt. Call	Baa3 (4)	1,350,204
1,500	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System — St. Joseph’s Hospital, Series 1993, 5.125%, 12/01/23 — MBIA Insured (ETM)	6/08 at 100.00	AAA	1,520,085

39,265	Total U.S. Guaranteed			35,169,667

	Utilities — 7.4% (4.9% of Total Investments)
3,000	Leesburg, Florida, Utility Revenue Bonds, Series 2007, 5.000%, 10/01/37 — MBIA Insured	10/17 at 100.00	AAA	3,026,820
8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/14 — AMBAC Insured	No Opt. Call	AAA	6,276,720

33

NFL	Nuveen Insured Florida Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS April 30, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Utilities (continued)
$3,525	Palm Beach County Solid Waste Authority, Florida, Revenue Refunding Bonds, Series 1997A, 6.000%, 10/01/09 — AMBAC Insured	No Opt. Call	AAA	$3,701,990
2,500	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 — MBIA Insured	10/15 at 100.00	AAA	2,555,850

17,025	Total Utilities			15,561,380

	Water and Sewer — 34.8% (23.1% of Total Investments)
1,250	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/24 — AMBAC Insured	9/15 at 100.00	Aaa	1,265,225
	Broward County, Florida, Water and Sewer Utility Revenue Bonds, Series 2003:
5,000	5.000%, 10/01/21 — MBIA Insured	10/13 at 100.00	AAA	5,178,450
4,500	5.000%, 10/01/24 — MBIA Insured	10/13 at 100.00	AAA	4,630,950
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
5,110	5.000%, 11/01/27 — XLCA Insured	11/17 at 100.00	AAA	5,281,798
12,585	5.000%, 11/01/32 — XLCA Insured	11/17 at 100.00	AAA	12,874,578
	Davie, Florida, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 2003:
910	5.250%, 10/01/17 — AMBAC Insured	10/13 at 100.00	AAA	978,523
475	5.250%, 10/01/18 — AMBAC Insured	10/13 at 100.00	AAA	505,680
	Deltona, Florida, Utility Systems Water and Sewer Revenue Bonds, Series 2003:
1,250	5.250%, 10/01/22 — MBIA Insured	10/13 at 100.00	AAA	1,298,250
1,095	5.000%, 10/01/23 — MBIA Insured	10/13 at 100.00	AAA	1,119,977
1,225	5.000%, 10/01/24 — MBIA Insured	10/13 at 100.00	AAA	1,248,814
1,000	Florida Governmental Utility Authority, Utility System Revenue Bonds, Golden Gate Project, Series 1999, 5.000%, 7/01/29 — AMBAC Insured	7/09 at 101.00	Aaa	1,008,970
8,000	Indian River County, Florida, Water and Sewer Revenue Bonds, Series 1993A, 5.250%, 9/01/24 — FGIC Insured	9/08 at 102.00	Baa3	8,132,880
1,000	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 10/01/14 — FGIC Insured	10/13 at 100.00	AA–	1,071,400
1,500	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2007B, 5.000%, 10/01/24 — MBIA Insured	10/14 at 100.00	AAA	1,536,315
1,450	Jupiter, Florida, Water Revenue Bonds, Series 2003, 5.000%, 10/01/22 — AMBAC Insured	10/13 at 100.00	AAA	1,507,797
2,000	Manatee County, Florida, Public Utilities Revenue Bonds, Series 2003, 5.125%, 10/01/20 — MBIA Insured	10/13 at 100.00	Aaa	2,095,080
	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003:
1,350	5.250%, 10/01/17 — MBIA Insured	10/13 at 100.00	AAA	1,451,655
1,000	5.250%, 10/01/18 — MBIA Insured	10/13 at 100.00	AAA	1,057,580
1,750	Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay Utility Corporation, Series 2003, 5.000%, 10/01/20 — MBIA Insured	10/13 at 100.00	AAA	1,809,885
	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003:
1,000	5.250%, 10/01/19 — MBIA Insured	10/13 at 100.00	AAA	1,053,110
500	5.250%, 10/01/20 — MBIA Insured	10/13 at 100.00	AAA	524,330
500	5.250%, 10/01/21 — MBIA Insured	10/13 at 100.00	AAA	520,400
1,170	Polk County, Florida, Utility System Revenue Bonds, Series 2004A, 5.000%, 10/01/24 — FGIC Insured	10/14 at 100.00	A2	1,182,110
	Port St. Lucie, Florida, Stormwater Utility System Revenue Refunding Bonds, Series 2002:
1,190	5.250%, 5/01/15 — MBIA Insured	5/12 at 100.00	AAA	1,263,494
1,980	5.250%, 5/01/17 — MBIA Insured	5/12 at 100.00	AAA	2,102,285
1,000	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2004, 5.000%, 9/01/21 — MBIA Insured	9/14 at 100.00	Aaa	1,028,350
	Sebring, Florida, Water and Wastewater Revenue Refunding Bonds, Series 2002:
1,360	5.250%, 1/01/17 — FGIC Insured	1/13 at 100.00	Baa3	1,443,572
770	5.250%, 1/01/18 — FGIC Insured	1/13 at 100.00	Baa3	813,436
500	5.250%, 1/01/20 — FGIC Insured	1/13 at 100.00	Baa3	523,640

34

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)
$3,530	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 — MBIA Insured	No Opt. Call	AAA	$3,988,512
1,300	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1996, 5.800%, 10/01/11 — AMBAC Insured	10/08 at 100.00	AAA	1,316,276
2,000	Village Center Community Development District, Florida, Utility Revenue Bonds, Series 2003, 5.250%, 10/01/23 — MBIA Insured	10/13 at 101.00	AAA	2,109,540
1,100	Wauchula, Florida, Utility Revenue Bonds, Series 2001A, 5.000%, 10/01/31 — FSA Insured	10/11 at 101.00	AAA	1,140,513

70,350	Total Water and Sewer			73,063,375

$326,790	Total Investments (cost $307,747,896) — 150.9%			316,306,691

	Other Assets Less Liabilities — 2.1%			4,314,613

	Preferred Shares, at Liquidation Value — (53.0)% (5)			(111,000,000)

	Net Assets Applicable to Common Shares — 100%			$209,621,304

Forward Swaps outstanding at April 30, 2008:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (6)	Date	(Depreciation)

Royal Bank of Canada	$1,500,000	Pay	SIFM	4.335%	Quarterly	8/06/08	8/06/37	$133,108

SIFM — The daily arithmetic average of the weekly Securities Industry and Financial Markets (SIFM) Municipal Swap Index, previously referred to as the Bond Market Association or BMA.

As of April 30, 2008, all of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Preferred Shares, at Liquidation Value as a percentage of total investments is (35.1)%.

(6)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.
See accompanying notes to financial statements.

35

NWF	Nuveen Insured Florida Tax-Free Advantage Municipal Fund
Portfolio of INVESTMENTS
April 30, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Consumer Staples — 1.9% (1.2% of Total Investments)
$1,685	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	$1,033,444
	Education and Civic Organizations — 14.7% (9.7% of Total Investments)
2,240	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/14 — AMBAC Insured	No Opt. Call	AAA	2,416,266
1,985	North Miami, Florida, Educational Facilities Revenue Refunding Bonds, Johnson and Wales University, Series 2003A, 5.000%, 4/01/19 — XLCA Insured	4/13 at 100.00	A-	2,021,981
1,500	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Series 2005, 5.000%, 10/15/35 — RAAI Insured	10/15 at 100.00	AA	1,412,535
	Volusia County Educational Facilities Authority, Florida, Revenue Refunding Bonds, Embry-Riddle Aeronautical University, Series 2003:
1,000	5.200%, 10/15/26 — RAAI Insured	10/13 at 100.00	AA	1,003,460
1,250	5.200%, 10/15/33 — RAAI Insured	10/13 at 100.00	AA	1,207,213

7,975	Total Education and Civic Organizations			8,061,455

	Health Care — 5.4% (3.6% of Total Investments)
1,000	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB+	979,380
1,480	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 — MBIA Insured	11/15 at 100.00	AAA	1,482,723
500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 — MBIA Insured	4/17 at 100.00	AAA	501,765

2,980	Total Health Care			2,963,868

	Housing/Single Family — 1.0% (0.7% of Total Investments)
545	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AAA	582,234

	Tax Obligation/Limited — 56.0% (37.0% of Total Investments)
400	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 — MBIA Insured	10/14 at 100.00	AAA	414,188
1,000	Escambia County, Florida, Sales Tax Revenue Refunding Bonds, Series 2002, 5.250%, 10/01/17 — AMBAC Insured	10/12 at 101.00	AAA	1,074,820
500	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 — MBIA Insured	10/15 at 100.00	AAA	505,850
1,500	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 — MBIA Insured	7/13 at 100.00	AAA	1,514,175
2,270	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding and Improvement Bonds, Series 2002, 5.375%, 10/01/18 — FGIC Insured	10/12 at 100.00	AA+	2,375,918
2,265	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B, 5.000%, 10/01/20 — AMBAC Insured	10/12 at 100.00	AAA	2,336,868
2,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/17 — FGIC Insured	1/13 at 100.00	AA	2,109,680
1,500	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/32 — FGIC Insured	1/13 at 100.00	AA	1,530,135
3,335	Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds, Series 2004, 5.250%, 10/01/20 — MBIA Insured	10/14 at 100.00	AAA	3,583,291

36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)
$2,670	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.000%, 8/01/28 — FSA Insured	8/12 at 100.00	AAA		$2,702,414
2,000	Palm Beach Gardens, Florida, Special Obligation Revenue Bonds, Series 2004, 5.000%, 5/01/20 — AMBAC Insured	2/13 at 100.00	AAA		2,076,540
1,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 — MBIA Insured	7/17 at 100.00	AAA		1,012,410
2,115	Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 9/01/23 — MBIA Insured	9/13 at 100.00	AAA		2,178,704
500	School Board of Duval County, Florida, Certificates of Participation, Master Lease Program, Series 2008, 5.000%, 7/01/33 — FSA Insured	7/17 at 100.00	Aaa		508,430
1,730	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/24 — AMBAC Insured	10/14 at 100.00	AAA		1,780,620
4,000	St. Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 — FSA Insured	7/14 at 100.00	AAA		4,102,120
1,000	Vista Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A2, 5.000%, 5/01/34 — RAAI Insured	5/17 at 100.00	AA		941,800

29,785	Total Tax Obligation/Limited				30,747,963

	Transportation — 12.3% (8.1% of Total Investments)
2,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002A, 5.125%, 10/01/32 — FSA Insured	10/12 at 100.00	AAA		2,029,900
2,105	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 — FSA Insured	10/13 at 100.00	AAA		2,223,911
1,730	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/22 — AMBAC Insured	10/14 at 100.00	AAA		1,786,467
700	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2005B, 4.500%, 7/01/29 — AMBAC Insured	No Opt. Call	AAA		700,000

6,535	Total Transportation				6,740,278

	U.S. Guaranteed — 32.8% (21.7% of Total Investments) (4)
1,660	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2003, 5.375%, 2/15/26 (Pre-refunded 2/15/13) — FSA Insured	2/13 at 100.00	AAA		1,832,175
3,500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R	(4)	3,971,555
500	North Port, Florida, Utility System Revenue Bonds, Series 2000, 5.000%, 10/01/25 (Pre-refunded 10/01/10) — FSA Insured	10/10 at 101.00	Aaa		533,320
3,370	Osceola County School Board, Florida, Certificates of Participation, Series 2002A, 5.125%, 6/01/20 (Pre-refunded 6/01/12) — AMBAC Insured	6/12 at 101.00	Aaa		3,663,291
1,950	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.250%, 8/01/20 (Pre-refunded 8/01/12) — FSA Insured	8/12 at 100.00	AAA		2,129,966
2,800	Pinellas County Health Facilities Authority, Florida, Revenue Bonds, Baycare Health System, Series 2003, 5.750%, 11/15/27 (Pre-refunded 5/15/13)	5/13 at 100.00	Aa3 (4)		3,148,404
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) — FSA Insured	7/12 at 101.00	AAA		1,099,140
1,500	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida, Series 2003, 5.200%, 11/15/28 (Pre-refunded 2/01/13)	2/13 at 100.00	Aaa		1,638,840

16,280	Total U.S. Guaranteed				18,016,691

37

NWF	Nuveen Insured Florida Tax-Free Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS April 30, 2008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Water and Sewer — 27.2% (18.0% of Total Investments)
$1,000	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/25 — AMBAC Insured	9/15 at 100.00	Aaa	$1,008,490
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
1,500	5.000%, 11/01/27 — XLCA Insured	11/17 at 100.00	AAA	1,550,430
3,000	5.000%, 11/01/32 — XLCA Insured	11/17 at 100.00	AAA	3,069,030
1,525	Fernandina Beach, Florida, Utility Acquisition and Improvement Revenue Bonds, Series 2003, 5.000%, 9/01/23 — FGIC Insured	9/13 at 100.00	Baa3	1,569,469
3,000	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/27 — MBIA Insured	10/13 at 100.00	AAA	3,036,780
2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1999A, 5.000%, 10/01/29 — FGIC Insured	10/09 at 101.00	A+	2,000,540
1,095	Palm Bay, Florida, Utility System Revenue Bonds, Series 2004, 5.250%, 10/01/20 — MBIA Insured	10/14 at 100.00	AAA	1,172,230
1,500	Port St. Lucie, Florida, Stormwater Utility System Revenue Refunding Bonds, Series 2002, 5.000%, 5/01/23 — MBIA Insured	5/12 at 100.00	AAA	1,537,125

14,620	Total Water and Sewer			14,944,094

$80,405	Total Investments (cost $81,330,985) — 151.3%			83,090,027

	Other Assets Less Liabilities — 1.5%			836,048

	Preferred Shares, at Liquidation Value — (52.8)% (5)			(29,000,000)

	Net Assets Applicable to Common Shares — 100%			$54,926,075

Forward Swaps outstanding at April 30, 2008:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (6)	Date	(Depreciation)

Royal Bank of Canada	$1,400,000	Pay	SIFM	4.335%	Quarterly	8/06/08	8/06/37	$124,234

SIFM — The daily arithmetic average of the weekly Securities Industry and Financial Markets (SIFM) Municipal Swap Index, previously referred to as the Bond Market Association or BMA.

As of April 30, 2008, at least 80% of the Fund’s net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund’s net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, Standard & Poor’s or Fitch) or unrated but judged to be of comparable quality by the Adviser.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Preferred Shares, at Liquidation Value as a percentage of total investments is (34.9)%.

(6)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.
See accompanying notes to financial statements.

38

Statement of
ASSETS & LIABILITIES
April 30, 2008

	Florida	Florida	Insured Florida	Insured Florida
	Investment Quality	Quality Income	Premium Income	Tax-Free Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Assets
Investments, at value (cost $357,343,421, $313,165,665, $307,747,896 and $81,330,985, respectively)	$367,515,333	$318,401,767	$316,306,691	$83,090,027
Cash	—	235,517	451,727	—
Unrealized appreciation on forward swaps	—	—	133,108	124,234
Receivables:
Interest	4,393,907	3,832,866	3,535,264	1,001,405
Investments sold	2,915,000	5,000	1,225,000	—
Other assets	43,023	47,812	33,675	7,291

Total assets	374,867,263	322,522,962	321,685,465	84,222,957

Liabilities
Cash overdraft	169,472	—	—	39,242
Floating rate obligations	6,660,000	—	—	—
Unrealized depreciation on forward swaps	821,435	—	—	—
Accrued expenses:
Management fees	187,007	164,911	164,447	27,254
Other	90,722	80,735	85,822	19,198
Common share dividends payable	808,066	681,903	745,095	191,793
Preferred share dividends payable	24,224	42,954	68,797	19,395

Total liabilities	8,760,926	970,503	1,064,161	296,882

Preferred shares, at liquidation value	132,000,000	117,000,000	111,000,000	29,000,000

Net assets applicable to Common shares	$234,106,337	$204,552,459	$209,621,304	$54,926,075

Common shares outstanding	16,368,802	14,154,895	14,218,896	3,882,373

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.30	$14.45	$14.74	$14.15

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$163,688	$141,549	$142,189	$38,824
Paid-in surplus	228,858,884	204,131,712	201,990,758	54,746,905
Undistributed (Over-distribution of) net investment income	(180,543)	(593,166)	44,139	(109,308)
Accumulated net realized gain (loss) from investments and derivative transactions	(4,086,169)	(4,363,738)	(1,247,685)	(1,633,622)
Net unrealized appreciation (depreciation) of investments and derivative transactions	9,350,477	5,236,102	8,691,903	1,883,276

Net assets applicable to Common shares	$234,106,337	$204,552,459	$209,621,304	$54,926,075

Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

39

Statement of
OPERATIONS
Year Ended April 30, 2008

	Florida	Florida	Insured Florida	Insured Florida
	Investment Quality	Quality Income	Premium Income	Tax-Free Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Investment Income	$19,962,764	$17,204,414	$16,519,364	$3,941,370

Expenses
Management fees	2,316,451	2,044,726	2,031,193	534,685
Preferred shares — auction fees	330,455	292,903	277,882	72,600
Preferred shares — dividend disbursing agent fees	20,021	30,044	20,007	10,018
Shareholders’ servicing agent fees and expenses	18,710	13,591	13,529	722
Interest expense on floating rate obligations	1,126,637	1,169,400	406,494	—
Custodian’s fees and expenses	94,129	73,903	75,950	25,079
Trustees’ fees and expenses	8,937	7,601	7,523	1,917
Professional fees	26,917	24,266	24,340	12,397
Shareholders’ reports — printing and mailing expenses	39,506	33,150	37,100	12,140
Stock exchange listing fees	9,515	9,515	9,530	403
Investor relations expense	30,372	26,810	27,101	7,270
Other expenses	21,586	20,355	20,177	6,138

Total expenses before custodian fee credit and expense reimbursement	4,043,236	3,746,264	2,950,826	683,369
Custodian fee credit	(28,875)	(20,247)	(25,835)	(10,091)
Expense reimbursement	—	—	—	(241,661)

Net expenses	4,014,361	3,726,017	2,924,991	431,617

Net investment income	15,948,403	13,478,397	13,594,373	3,509,753

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,926,121)	(4,195,080)	(957,893)	(199,637)
Forward swaps	287,000	—	34,700	13,880
Change in net unrealized appreciation (depreciation) of:
Investments	(11,368,478)	(8,376,881)	(7,864,803)	(1,564,997)
Forward swaps	(682,435)	—	133,108	124,234

Net realized and unrealized gain (loss)	(14,690,034)	(12,571,961)	(8,654,888)	(1,626,520)

Distributions to Preferred Shareholders
From net investment income	(4,781,885)	(4,355,779)	(3,851,736)	(1,045,304)
From accumulated net realized gains	—	(44,456)	(327,094)	—

Decrease in net assets applicable to Common shares from distributions to Preferred shareholders	(4,781,885)	(4,400,235)	(4,178,830)	(1,045,304)

Net increase (decrease) in net assets applicable to Common shares from operations	$(3,523,516)	$(3,493,799)	$760,655	$837,929

See accompanying notes to financial statements.

40

Statement of
CHANGES in NET ASSETS

	Florida Investment Quality (NQF)			Florida Quality Income (NUF)
		Ten Months			Ten Months
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	4/30/08	4/30/07	6/30/06	4/30/08	4/30/07	6/30/06

Operations
Net investment income	$15,948,403	$13,103,664	$15,600,126	$13,478,397	$11,152,781	$13,225,877
Net realized gain (loss) from:
Investments	(2,926,121)	674,291	501,480	(4,195,080)	273,077	859,292
Forward swaps	287,000	—	—	—	25,000	—
Change in net unrealized appreciation (depreciation) of:
Investments	(11,368,478)	7,272,314	(14,732,365)	(8,376,881)	6,745,764	(12,303,508)
Forward swaps	(682,435)	(139,000)	—	—	—	—
Distributions to Preferred shareholders:
From net investment income	(4,781,885)	(3,844,551)	(3,430,679)	(4,355,779)	(3,401,825)	(3,035,981)
From accumulated net realized gains	—	—	—	(44,456)	—	—

Net increase (decrease) in net assets applicable to Common shares from operations	(3,523,516)	17,066,718	(2,061,438)	(3,493,799)	14,794,797	(1,254,320)

Distributions to Common Shareholders
From net investment income	(10,949,281)	(9,504,640)	(13,251,988)	(9,321,243)	(7,852,127)	(11,076,970)
From accumulated net realized gains	—	—	—	(101,970)	—	—

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(10,949,281)	(9,504,640)	(13,251,988)	(9,423,213)	(7,852,127)	(11,076,970)

Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	155,702	—	—	42,933
Repurchased	(2,896,057)	—	—	(1,977,228)	—	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(2,896,057)	—	155,702	(1,977,228)	—	42,933

Net increase (decrease) in net assets applicable to Common shares	(17,368,854)	7,562,078	(15,157,724)	(14,894,240)	6,942,670	(12,288,357)
Net assets applicable to Common shares at the beginning of period	251,475,191	243,913,113	259,070,837	219,446,699	212,504,029	224,792,386

Net assets applicable to Common shares at the end of period	$234,106,337	$251,475,191	$243,913,113	$204,552,459	$219,446,699	$212,504,029

Undistributed (Over-distribution of) net investment income at the end of period	$(180,543)	$(395,050)	$(149,523)	$(593,166)	$(393,598)	$(292,353)

See accompanying notes to financial statements.

41

Statement of
CHANGES in NET ASSETS (continued)

	Insured Florida Premium Income (NFL)			Insured Florida Tax-Free Advantage (NWF)
		Ten Months			Ten Months
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	4/30/08	4/30/07	6/30/06	4/30/08	4/30/07	6/30/06

Operations
Net investment income	$13,594,373	$11,399,002	$13,821,853	$3,509,753	$2,926,874	$3,506,557
Net realized gain (loss) from:
Investments	(957,893)	1,215,018	938,575	(199,637)	2,259	(4,419)
Forward swaps	34,700	—	—	13,880	53,678	137,974
Change in net unrealized appreciation (depreciation) of:
Investments	(7,864,803)	4,061,415	(13,926,918)	(1,564,997)	2,125,216	(3,311,864)
Forward swaps	133,108	—	—	124,234	(228,722)	418,597
Distributions to Preferred shareholders:
From net investment income	(3,851,736)	(3,147,762)	(2,768,590)	(1,045,304)	(819,179)	(728,881)
From accumulated net realized gains	(327,094)	(76,901)	(281,644)	—	—	—

Net increase (decrease) in net assets applicable to Common shares from operations	760,655	13,450,772	(2,216,724)	837,929	4,060,126	17,964

Distributions to Common Shareholders
From net investment income	(9,893,964)	(8,995,875)	(11,855,911)	(2,457,543)	(2,139,189)	(2,694,347)
From accumulated net realized gains	(910,585)	(300,815)	(2,071,689)	—	—	—

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(10,804,549)	(9,296,690)	(13,927,600)	(2,457,543)	(2,139,189)	(2,694,347)

Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	268,943	—	—	5,148
Repurchased	(2,392,636)	—	—	—	—	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(2,392,636)	—	268,943	—	—	5,148

Net increase (decrease) in net assets applicable to Common shares	(12,436,530)	4,154,082	(15,875,381)	(1,619,614)	1,920,937	(2,671,235)
Net assets applicable to Common shares at the beginning of period	222,057,834	217,903,752	233,779,133	56,545,689	54,624,752	57,295,987

Net assets applicable to Common shares at the end of period	$209,621,304	$222,057,834	$217,903,752	$54,926,075	$56,545,689	$54,624,752

Undistributed (Over-distribution of) net investment income at the end of period	$44,139	$207,417	$952,052	$(109,308)	$(116,044)	$(84,550)

See accompanying notes to financial statements.

42

Statement of
CASH FLOWS
Year Ended April 30, 2008

	Florida	Florida
	Investment Quality	Quality Income
	(NQF)	(NUF)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(3,523,516)	$(3,493,799)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(92,441,985)	(92,557,648)
Proceeds from sales of investments	145,204,816	139,489,193
Cash settlement of forward swaps	287,000	—
Amortization/(Accretion) of premiums and discounts, net	(1,266,713)	(3,584,646)
(Increase) Decrease in receivable for interest	129,758	143,896
(Increase) Decrease in receivable for investments sold	(2,800,000)	30,000
(Increase) Decrease in other assets	(2,128)	(1,818)
Increase (Decrease) in payable for investments purchased	(1,268,163)	(1,268,163)
Increase (Decrease) in accrued management fees	(8,140)	(6,744)
Increase (Decrease) in accrued other liabilities	(13,468)	(5,852)
Increase (Decrease) in Preferred shares dividends payable	(30,003)	(9,742)
Net realized (gain) loss from investments	2,926,121	4,195,080
Net realized (gain) loss from forward swaps	(287,000)	—
Change in net unrealized (appreciation) depreciation of investments	11,368,478	8,376,881
Change in net unrealized (appreciation) depreciation of forward swaps	682,435	—

Net cash provided by (used in) operating activities	58,957,492	51,306,638

Cash Flows from Financing Activities:
Increase (Decrease) in floating rate obligations	(46,175,000)	(41,110,000)
Increase (Decrease) in cash overdraft balance	169,472	—
Cash distributions paid to Common shareholders	(10,141,215)	(8,741,310)
Cost of Common shares repurchases	(2,896,057)	(1,977,228)

Net cash provided by (used in) financing activities	(59,042,800)	(51,828,538)

Net Increase (Decrease) in Cash	(85,308)	(521,900)
Cash at the beginning of year	85,308	757,417

Cash at the End of Year	$—	$235,517

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on floating rate obligations was $1,126,637 and $1,169,400 for Florida Investment Quality (NQF) and Florida Quality Income (NUF), respectively.
See accompanying notes to financial statements.

43

Notes to
FINANCIAL STATEMENTS
1. General Information and Significant Accounting Policies
The Florida funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Florida Investment Quality Municipal Fund (NQF), Nuveen Florida Quality Income Municipal Fund (NUF), Nuveen Insured Florida Premium Income Municipal Fund (NFL) and Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF) (collectively, the “Funds”). Common shares of Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) are traded on the New York Stock Exchange while Common shares of Insured Florida Tax-Free Advantage (NWF) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.
Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida or certain U.S. territories.
During February 2007, the Board of Trustees of the Funds approved a change in the Funds’ fiscal year end from June 30 to April 30.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.
Investment Valuation
The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2008, there were no such outstanding purchase commitments in any of the Funds.
Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

44

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. The investment policies of Insured Florida Tax-Free Advantage (NWF) permit the Fund to invest in a limited amount of out-of-state securities. Although the Fund may pursue this strategy from time to time, this strategy will not impact the tax-exempt status of the Fund’s shares or of its distributions to its shareholders. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
Effective October 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.
Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.
For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended April 30, 2008.
The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.
Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund’s Preferred shares are issued in one or more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Number of shares:
Series M	—	1,700	—	—
Series T	3,080	—	—	—
Series W	—	—	1,640	1,160
Series TH	—	1,700	2,800	—
Series F	2,200	1,280	—	—

Total	5,280	4,680	4,440	1,160

45

Notes to
FINANCIAL STATEMENTS (continued)
Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.
These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds’ cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds’ future Common share earnings may be lower than they otherwise would have been.
Insurance
During the fiscal year ended April 30, 2008, Insured Florida Premium Income (NFL) invested primarily in municipal securities which are either covered by insurance or were backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.
During the fiscal year ended April 30, 2008, Insured Florida Tax-Free Advantage (NWF) invested at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that were covered by insurance. The Fund may have also invested up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, Standard & Poor’s or Fitch) or unrated but judged to be of comparable quality by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).
On March 20, 2008, the Funds’ Board of Trustees authorized the adoption of certain changes to each Fund’s investment policies. Such changes mandate that under normal circumstances, each Fund must invest at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least “A” at the time of purchase. In addition, each Fund must invest at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are rated at least “AA” at the time of purchase. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities rated below “AA” (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.
Effective March 20, 2008, the foregoing policy changes were implemented in Insured Florida Tax-Free Advantage (NWF).
The foregoing policy changes will be implemented in Insured Florida Premium Income (NFL) pending shareholder approval.
Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds’ Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance

46

may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.
A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” in the Statement of Operations.
During the fiscal year ended April 30, 2008, Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Insured Florida Tax-Free Advantage (NWF) did not invest in any such instruments during the fiscal year ended April 30, 2008.
The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended April 30, 2008, were as follows:

			Insured
	Florida	Florida	Florida
	Investment	Quality	Premium
	Quality	Income	Income
	(NQF)	(NUF)	(NFL)

Average floating rate obligations	$32,117,268	$32,024,781	$10,609,495
Average annual interest rate and fees	3.51%	3.65%	3.83%

47

Notes to
FINANCIAL STATEMENTS (continued)
Forward Swap Transactions
Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Florida Investment Quality (NQF), Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) invested in forward interest rate swap transactions during the fiscal year ended April 30, 2008.
Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.
Indemnifications
Under the Funds’ organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

48

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Fund Shares
On July 10, 2007, the Board of Trustees of Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) approved an open-market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Funds’ Common shares. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

	Florida			Florida
	Investment Quality (NQF)			Quality Income (NUF)
	Year	Ten Months		Year	Ten Months
	Ended	Ended	Year Ended	Ended	Ended	Year Ended
	4/30/08	4/30/07	6/30/06	4/30/08	4/30/07	6/30/06

Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	9,854	—	—	2,715
Repurchased	(218,700)	—	—	(147,700)	—	—

Weighted average price per Common share repurchased	$13.22	—	—	$13.37	—	—
Weighted average discount per Common share repurchased	9.68%	—	—	10.16%	—	—

	Insured Florida			Insured Florida
	Premium Income (NFL)			Tax-Free Advantage (NWF)
	Year	Ten Months		Year	Ten Months
	Ended	Ended	Year Ended	Ended	Ended	Year Ended
	4/30/08	4/30/07	6/30/06	4/30/08	4/30/07	6/30/06

Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	16,602	—	—	339
Repurchased	(174,500)	—	—	—	—	—

Weighted average price per Common share repurchased	$13.69	—	—	—	—	—
Weighted average discount per Common share repurchased	8.80%	—	—	—	—	—

3. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended April 30, 2008, were as follows:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Purchases	$92,441,985	$92,557,648	$93,494,168	$25,622,747
Sales and maturities	145,204,816	139,489,193	117,015,159	24,233,262

49

Notes to
FINANCIAL STATEMENTS (continued)
4. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.
At April 30, 2008, the cost of investments was as follows:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Cost of investments	$350,381,272	$313,153,422	$307,540,957	$81,330,973

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2008, were as follows:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Gross unrealized:
Appreciation	$13,741,849	$8,182,091	$10,259,396	$2,395,269
Depreciation	(3,267,713)	(2,933,746)	(1,493,662)	(636,215)

Net unrealized appreciation (depreciation) of investments	$10,474,136	$5,248,345	$8,765,734	$1,759,054

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2008, the Funds’ tax year end, were as follows:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Undistributed net tax-exempt income *	$362,721	$187,753	$626,360	$110,019
Undistributed net ordinary income **	62,652	—	—	—
Undistributed net long-term capital gains	—	—	—	—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2008, paid on May 1, 2008.

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

50

The tax character of distributions paid during the Funds’ tax year ended April 30, 2008, ten months ended April 30, 2007, and during the tax year ended June 30, 2006, was designated for purposes of the dividends paid deduction as follows:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
Year Ended April 30, 2008	(NQF)	(NUF)	(NFL)	(NWF)

Distributions from net tax-exempt income***	$15,831,036	$13,723,665	$13,780,200	$3,509,003
Distributions from net ordinary income **	—	—	—	—
Distributions from net long-term capital gains****	—	145,959	1,237,160	—

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
Ten Months Ended April 30, 2007	(NQF)	(NUF)	(NFL)	(NWF)

Distributions from net tax-exempt income	$13,350,222	$11,250,793	$12,143,430	$2,962,418
Distributions from net ordinary income **	—	—	—	—
Distributions from net long-term capital gains	—	—	377,716	—

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
Year Ended June 30, 2006	(NQF)	(NUF)	(NFL)	(NWF)

Distributions from net tax-exempt income	$16,916,047	$14,335,500	$14,787,761	$3,426,176
Distributions from net ordinary income **	—	—	—	—
Distributions from net long-term capital gains	—	—	2,353,333	—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

***	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2008, as Exempt Interest Dividends.

****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2008.
At April 30, 2008, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

		Insured
	Florida	Florida
	Investment	Tax-Free
	Quality	Advantage
	(NQF)	(NWF)

Expiration:
April 30, 2012	$—	$791,760
April 30, 2013	1,449,778	97,429
April 30, 2014	—	236,625
April 30, 2015	—	194,032
April 30, 2016	197,103	—

Total	$1,646,881	$1,319,846

51

Notes to
FINANCIAL STATEMENTS (continued)
The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through April 30, 2008, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Total	$2,439,288	$4,363,738	$1,150,460	$313,774

5. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components — a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

Florida Investment Quality (NQF)
Florida Quality Income (NUF)
Insured Florida Premium Income (NFL)
Average Daily Net Assets (including net assets attributable to Preferred shares)	Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For net assets over $5 billion	.3750

Insured Florida Tax-Free Advantage (NWF)
Average Daily Net Assets (including net assets attributable to Preferred shares)	Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For net assets over $2 billion	.3750

52

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of April 30, 2008, the complex-level fee rate was .1855%.
Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level

$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level

$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

53

Notes to
FINANCIAL STATEMENTS (continued)
For the first eight years of Insured Florida Tax-Free Advantage’s (NWF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,

2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32

*	From the commencement of operations.
The Adviser has not agreed to reimburse Insured Florida Tax-Free Advantage (NWF) for any portion of its fees and expenses beyond November 30, 2010.
Agreement and Plan of Merger
On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.
The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund’s agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing agreement, was approved by the shareholders of each Fund and took effect on November 13, 2007.
The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.
6. New Accounting Pronouncements
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157
In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

54

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
7. Subsequent Events
Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 2, 2008, to shareholders of record on May 15, 2008, as follows:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Dividend per share	$.0540	$.0530	$.0575	$.0515

Auction Rate Preferred Shares (ARPS)
On June 11, 2008, Nuveen announced the Fund Board’s approval of plans to use tender option bonds (TOBs), also known as inverse floating rate securities or inverse floaters, to refinance a portion of the funds’ outstanding ARPS, whose auctions have been failing for several months, including an initial phase of approximately $1 billion in forty-one funds. Of this amount, Nuveen expects that approximately $560 million in ARPS redemption notices will be issued shortly for thirteen funds.
Recent Credit Market Events
Subsequent to April 30, 2008, and at the time this report was prepared, at least one rating agency further reduced the rating for CIFG-insured bonds to BB and MBIA-insured bonds to A.

55

Financial
HIGHLIGHTS
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions	Distributions
				from Net	from		Net			Offering
	Beginning			Investment	Capital		Investment	Capital		Costs and	Ending
	Common		Net	Income to	Gains to		Income to	Gains to		Preferred	Common
	Share	Net	Realized/	Preferred	Preferred		Common	Common		Share	Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-		Underwriting	Net Asset	Market
	Value	Income	Gain (Loss)	holders†	holders†	Total	holders	holders	Total	Discounts	Value	Value

Florida Investment Quality (NQF)

Year Ended 4/30:
2008	$15.16	$.97	$(.87)	$(.29)	$—	$(.19)	$(.67)	$—	$(.67)	$—	$14.30	$12.77
2007(b)	14.70	.79	.47	(.23)	—	1.03	(.57)	—	(.57)	—	15.16	14.11
Year Ended 6/30:
2006	15.63	.94	(.86)	(.21)	—	(.13)	(.80)	—	(.80)	—	14.70	13.02
2005	14.81	.96	.94	(.11)	—	1.79	(.97)	—	(.97)	—	15.63	15.48
2004	15.87	1.06	(.84)	(.06)	(.01)	.15	(1.01)	(.20)	(1.21)	—	14.81	14.03
2003	15.19	1.10	.76	(.07)	(.01)	1.78	(.97)	(.13)	(1.10)	—	15.87	16.75

Florida Quality Income (NUF)

Year Ended 4/30:
2008	15.34	.95	(.86)	(.31)	— *	(.22)	(.66)	(.01)	(.67)	—	14.45	12.75
2007(b)	14.86	.78	.49	(.24)	—	1.03	(.55)	—	(.55)	—	15.34	14.04
Year Ended 6/30:
2006	15.72	.92	(.80)	(.21)	—	(.09)	(.77)	—	(.77)	—	14.86	13.07
2005	14.81	.94	1.04	(.11)	—	1.87	(.96)	—	(.96)	—	15.72	15.27
2004	15.75	1.04	(.78)	(.05)	(.01)	.20	(1.00)	(.14)	(1.14)	—	14.81	13.84
2003	15.23	1.08	.71	(.07)	(.02)	1.70	(1.00)	(.18)	(1.18)	—	15.75	16.60

				Floating Rate Obligations
	Preferred Shares at End of Period			at End of Period
	Aggregate	Liquidation		Aggregate
	Amount	and Market	Asset	Amount	Asset
	Outstanding	Value	Coverage	Outstanding	Coverage
	(000)	Per Share	Per Share	(000)	Per $1,000

Florida Investment Quality (NQF)

Year Ended 4/30:
2008	$132,000	$25,000	$69,338	$6,660	$55,971
2007(b)	132,000	25,000	72,628	52,835	8,258
Year Ended 6/30:
2006	132,000	25,000	71,196	—	—
2005	132,000	25,000	74,066	—	—
2004	132,000	25,000	71,410	—	—
2003	132,000	25,000	74,594	—	—

Florida Quality Income (NUF)

Year Ended 4/30:
2008	117,000	25,000	68,708	—	—
2007(b)	117,000	25,000	71,890	41,110	9,184
Year Ended 6/30:
2006	117,000	25,000	70,407	—	—
2005	117,000	25,000	73,033	—	—
2004	117,000	25,000	70,226	—	—
2003	117,000	25,000	72,930	—	—

56

		Ratios/Supplemental Data
			Ratios to Average Net Assets						Ratios to Average Net Assets
			Applicable to Common Shares						Applicable to Common Shares
Total Returns			Before Credit/Reimbursement						After Credit/Reimbursement***

	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses		Expenses		Net		Expenses		Expenses		Net		Portfolio
Market	Asset	to Common	Including		Excluding		Investment		Including		Excluding		Investment		Turnover
Value**	Value**	Shares (000)	Interest	††(a)	Interest	††(a)	Income	††	Interest	††(a)	Interest	††(a)	Income	††	Rate

(4.79)%	(1.26)%	$234,106	1.68%		1.21%		6.62%		1.67%		1.20%		6.63%		23%
12.93	7.08	251,475	1.73	****	1.21	****	6.24	****	1.72	****	1.19	****	6.25	****	13

(11.13)	(.85)	243,913	1.20		1.20		6.21		1.19		1.19		6.22		6
17.51	12.40	259,071	1.23		1.23		6.26		1.22		1.22		6.27		15
(9.61)	.95	245,045	1.25		1.25		6.92		1.25		1.25		6.92		23
13.28	12.02	261,856	1.20		1.20		7.00		1.19		1.19		7.01		16

(4.54)	(1.48)	204,552	1.78		1.22		6.38		1.77		1.21		6.39		26
11.75	6.97	219,447	1.78	****	1.23	****	6.09	****	1.76	****	1.21	****	6.11	****	7

(9.64)	(.55)	212,504	1.22		1.22		6.06		1.21		1.21		6.06		8
17.42	12.89	224,792	1.24		1.24		6.07		1.23		1.23		6.07		20
(10.29)	1.29	211,659	1.25		1.25		6.83		1.25		1.25		6.83		38
11.56	11.45	224,311	1.24		1.24		6.92		1.23		1.23		6.94		28

*	Distributions from Capital Gains to Preferred Shareholders rounds to less than $.01 per share.

**	Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***	After custodian fee credit and expense reimbursement, where applicable.

****	Annualized.

†	The amounts shown are based on Common share equivalents.

††	Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)	Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 — Inverse Floating Rate Securities.

(b)	For the ten months ended April 30, 2007.
See accompanying notes to financial statements.

57

Financial
HIGHLIGHTS (continued)
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions	Distributions
				from Net	from		Net			Offering
	Beginning			Investment	Capital		Investment	Capital		Costs and	Ending
	Common		Net	Income to	Gains to		Income to	Gains to		Preferred	Common
	Share	Net	Realized/	Preferred	Preferred		Common	Common		Share	Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-		Underwriting	Net Asset	Market
	Value	Income	Gain (Loss)	holders†	holders†	Total	holders	holders	Total	Discounts	Value	Value

Insured Florida Premium Income (NFL)

Year Ended 4/30:
2008	$15.43	$.95	$(.60)	$(.27)	$(.02)	$.06	(.69)	$(.06)	$(.75)	$—	$14.74	$13.26
2007(b)	15.14	.79	.38	(.22)	(.01)	.94	(.63)	(.02)	(.65)	—	15.43	14.74
Year Ended 6/30:
2006	16.26	.96	(.91)	(.19)	(.02)	(.16)	(.82)	(.14)	(.96)	—	15.14	13.74
2005	15.59	.99	.86	(.11)	(.01)	1.73	(.95)	(.11)	(1.06)	—	16.26	16.74
2004	16.57	1.02	(.88)	(.05)	(.01)	.08	(.96)	(.10)	(1.06)	—	15.59	14.24
2003	15.66	1.04	.89	(.08)	—	1.85	(.93)	(.01)	(.94)	—	16.57	17.22

Insured Florida Tax-Free Advantage (NWF)

Year Ended 4/30:
2008	14.56	.90	(.41)	(.27)	—	.22	(.63)	—	(.63)	—	14.15	12.59
2007(b)	14.07	.75	.50	(.21)	—	1.04	(.55)	—	(.55)	—	14.56	13.69
Year Ended 6/30:
2006	14.76	.90	(.71)	(.19)	—	—	(.69)	—	(.69)	—	14.07	13.37
2005	13.78	.90	.98	(.10)	—	1.78	(.80)	—	(.80)	—	14.76	14.26
2004	14.75	.93	(.99)	(.05)	—	(.11)	(.86)	—	(.86)	—	13.78	12.94
2003(c)	14.33	.40	.70	(.03)	—	1.07	(.43)	—	(.43)	(.22)	14.75	15.87

				Floating Rate Obligations
	Preferred Shares at End of Period			at End of Period
	Aggregate	Liquidation		Aggregate
	Amount	and Market	Asset	Amount	Asset
	Outstanding	Value	Coverage	Outstanding	Coverage
	(000)	Per Share	Per Share	(000)	Per $ 1,000

Insured Florida Premium Income (NFL)

Year Ended 4/30:
2008	$111,000	$25,000	$72,212	$—	$—
2007(b)	111,000	25,000	75,013	17,990	19,513
Year Ended 6/30:
2006	111,000	25,000	74,077	—	—
2005	111,000	25,000	77,653	—	—
2004	111,000	25,000	75,443	—	—
2003	111,000	25,000	78,489	—	—

Insured Florida Tax-Free Advantage (NWF)

Year Ended 4/30:
2008	29,000	25,000	72,350	—	—
2007(b)	29,000	25,000	73,746	—	—
Year Ended 6/30:
2006	29,000	25,000	72,090	—	—
2005	29,000	25,000	74,393	—	—
2004	29,000	25,000	71,124	—	—
2003(c)	29,000	25,000	74,330	—	—

58

		Ratios/Supplemental Data
			Ratios to Average Net Assets						Ratios to Average Net Assets
			Applicable to Common Shares						Applicable to Common Shares
Total Returns			Before Credit/Reimbursement						After Credit/Reimbursement**

	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses		Expenses		Net		Expenses		Expenses		Net		Portfolio
Market	Asset	to Common	Including		Excluding		Investment		Including		Excluding		Investment		Turnover
Value*	Value*	Shares (000)	Interest	††(a)	Interest	††(a)	Income	††	Interest	††(a)	Interest	††(a)	Income	††	Rate

(4.90)%	.47%	$209,621	1.37%		1.19%		6.32%		1.36%		1.17%		6.33%		28%
12.05	6.24	222,058	1.25	***	1.18	***	6.13	***	1.24	***	1.17	***	6.14	***	6

(12.56)	(.95)	217,904	1.18		1.18		6.13		1.17		1.17		6.14		9
25.54	11.33	233,779	1.16		1.16		6.14		1.16		1.16		6.15		12
(11.70)	.46	223,965	1.16		1.16		6.36		1.15		1.15		6.36		38
16.05	12.10	237,490	1.18		1.18		6.41		1.16		1.16		6.42		14

(3.45)	1.61	54,926	1.24		1.24		5.89		.78		.78		6.35		29
6.65	7.46	56,546	1.25	***	1.25	***	5.73	***	.76	***	.76	***	6.23	***	2

(1.43)	.03	54,625	1.26		1.26		5.77		.76		.76		6.27		5
16.62	13.18	57,296	1.24		1.24		5.77		.75		.75		6.26		7
(13.56)	(.79)	53,504	1.25		1.25		6.04		.74		.74		6.56		130
8.82	6.08	57,223	1.15	*	1.15	*	4.18	*	.67	*	.67	*	4.66	*	46

*	Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**	After custodian fee credit and expense reimbursement, where applicable.

***	Annualized.

†	The amounts shown are based on Common share equivalents.

††	Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)	Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 — Inverse Floating Rate Securities.

(b)	For the ten months ended April 30, 2007.

(c)	For the period November 21, 2002 (commencement of operations) through June 30, 2003.
See accompanying notes to financial statements.

59

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Number	Principal
	Birthdate	with the Funds	Elected or	of Portfolios	Occupation(s)
	& Address		Appointed	in Fund Complex	Including other
			and Term(2)	Overseen by	Directorships
				Board Member	During Past 5 Years
Board member who is an interested person of the Funds:

■	TIMOTHY R. SCHWERTFEGER(1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1994 Annual	185	Former director (1994-November 12, 2007), Chairman (1996-June 30, 2007), Non-Executive Chairman (July 1, 2007-November 12, 2007) and Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1992-2006) of Institutional Capital Corporation.

Board members who are not interested persons of the Funds:

■	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Board member	1997 Class III	185	Private Investor and Management Consultant.

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board member	1999 Class III	185	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board member	2004 Class II	185	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).

60

	Name,	Position(s) Held	Year First	Number	Principal
	Birthdate	with the Funds	Elected or	of Portfolios	Occupation(s)
	& Address		Appointed	in Fund Complex	Including other
			and Term(2)	Overseen by	Directorships
				Board Member	During Past 5 Years
Board members who are not interested persons of the Funds:

■	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board member	2005 Class II	183	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.

■	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board member	1997 Annual	185	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board member	1997 Class I	185	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).

■	CAROLE E. STONE 6/28/47 333 West Wacker Drive Chicago, IL 60606	Board member	2007 Class I	185	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).

Officers of the Fund:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	185	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006); Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002- 2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3); Chartered Financial Analyst.

■	WILLIAM ADAMS IV 6/9/55 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	120	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.

61

	Name,	Position(s) Held	Year First	Number	Principal
	Birthdate	with the Funds	Elected or	of Portfolios	Occupation(s)
	and Address		Appointed(4)	in Fund Complex	During Past 5 Years
				Overseen
				by Officer
Officers of the Fund:

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	120	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.

■	MICHAEL T. ATKINSON 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	185	Vice President (since 2002) of Nuveen Investments, LLC.

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	185	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3); Managing Director (since 2005) of Nuveen Asset Management.

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	185	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.

■	WALTER M. KELLY 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	185	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.

■	DAVID J. LAMB 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	185	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	185	Vice President of Nuveen Investments, LLC (since 1999).

■	LARRY W. MARTIN 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	185	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)

62

	Name,	Position(s) Held	Year First	Number	Principal
	Birthdate	with the Funds	Elected or	of Portfolios	Occupation(s)
	and Address		Appointed(4)	in Fund Complex	During Past 5 Years
				Overseen
				by Officer
Officers of the Fund:

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	185	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Vice President, and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Managing Director (since 2008), formerly, Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc. prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

■	JOHN V. MILLER 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant	2007	185	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.

■	CHRISTOPHER M. ROHRBACHER 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	185	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investment, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).

■	JAMES F. RUANE 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	185	Vice President, Nuveen Investments since 2007; prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.

■	MARK L. WINGET 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	185	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).

(1)	Mr. Schwertfeger is an “interested person’’ of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

(2)	Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

63

Reinvest Automatically
     EASILY and CONVENIENTLY
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.
Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.
By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.
It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

64

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.
You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.
The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

65

Glossary of
TERMS USED in this REPORT

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

■	Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): A Fund’s common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

66

Other Useful INFORMATION
QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION
You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.
You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.
CEO Certification Disclosure
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone
Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
Boston, MA
Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787
Legal Counsel
Chapman and Cutler LLP
Chicago, IL
Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report NQF, NUF and NFL repurchased 218,700, 147,700 and 174,500 common shares, respectively. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

67

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS
Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.
We offer many different investing solutions for our clients’ different needs.
Managing $153 billion in assets, as of March 31, 2008, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.
Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/etf

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EAN-A-0408D

Nuveen Investments Semi-Annual Report October 31, 2008 Municipal Closed-End Funds NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND NQF NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND NUF NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND NFL NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND NWF It’s not what you earn, it’s what you keep.®

Life is complex. Nuveen makes things e-simple. It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish. Free e-Reports right to your e-mail! www.investordelivery.com www.nuveen.com/accountaccess If you receive your Nuveen Fund If you receive your Nuveen Fund dividends OR dividends and statements from your and statements directly from Nuveen. financial advisor or brokerage account.

Chairman’s
LETTER TO SHAREHOLDERS

Robert P. Bremner	Chairman of the Board

Dear Shareholders,
I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.
Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us — an unceasing dedi cation to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.
Second, I also want to report that we are very fortunate to welcome two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has replaced Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also added Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.
Third, on behalf of the entire Board, I would like you to know that we are closely monitoring the unprecedented market developments and their distressing impact on the Funds. We believe that these Funds continue to be actively and constructively managed for the long term and at the same time we are very aware that these are trying times for our investors. We appreciate the patience you have shown with the Board and with Nuveen Investments as they manage your investment through this extremely difficult period.
Fourth, again on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we’ve worked through the many difficulties involved.
Finally, I urge you to take the time to review the Portfolio Manager’s Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
December 23, 2008

Portfolio Manager’s COMMENTS

Nuveen Investments Municipal Closed-End Funds	NQF, NUF, NFL, NWF
Portfolio manager Daniel Close discusses key investment strategies and the six-month performance of the Nuveen Florida Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these four Funds in 2007.
WHAT KEY STRATEGIES WERE USED TO MANAGE THE FLORIDA FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2008?
During this period, stress in the financial markets led to increased price volatility for many securities, reduced liquidity and a general flight to quality. We sought to capitalize on this turbulent environment by continuing to focus on relative value, using a fundamental approach to find undervalued sectors and individual credits with the potential to perform well over the long term.
Among the sectors added to all four Funds during this period were insured health care and insured transit bonds. NQF and NUF also bought Florida housing securities. All of these additions to the portfolios were purchased in the longer end of the yield curve, which not only offered more value during this period, but also helped to extend the Funds’ durations1 and enhance yields. In addition, NFL and NWF bought an insured water and sewer issue in the intermediate part of the curve.
To generate cash for purchases, we monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell such bonds into retail demand. In NQF and NUF, we also sold a meaningful portion of our airport holdings subject to the federal alternative minimum tax early in the reporting period. In addition, some of our new purchases were funded by reinvesting the proceeds from called or matured bonds.
As a key dimension of risk management, a disciplined approach to duration positioning remained an important component of our overall strategy. As part of this approach, we used inverse floating rate securities2, in NQF, NUF and NFL during this period. Inverse floaters typically provide the dual benefit of bringing the Funds’ durations closer to our strategic target and enhancing their income-generation capabilities. NQF, NFL, and NWF also invested in certain derivative instruments in an effort to manage common share net asset value (NAV) volatility while trying to minimize any negative impact on

1	Duration is a measure of a bond’s price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

2	An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.
Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

4

income streams or common share dividends over the short term. As of October 31, 2008, we continued to use inverse floaters in NQF, NUF and NFL, while all derivative positions had been removed from NQF, NFL and NWF.
HOW DID THE FUNDS PERFORM?
Individual results for the Nuveen Florida Funds, as well as relevant index and peer group information, are presented in the accompanying table.
Annualized Total Returns on Common Share Net Asset Value*
For periods ended 10/31/08

	Six-Month	1-Year	5-Year	10-Year
Florida Funds
NQF	-14.42%	-15.09%	0.51%	3.35%
NUF	-12.30%	-13.34%	1.14%	3.31%

Lipper Other States
Municipal Debt Funds
Average[3]	-13.01%	-13.59%	1.15%	3.31%

Barclays Capital
Municipal Bond Index[4]	-4.70%	-3.30%	2.73%	4.14%

Insured Florida Funds
NFL	-9.29%	-9.41%	1.57%	3.76%
NWF	-8.95%	-7.59%	2.66%	N/A

Lipper Single-State Insured
Municipal Debt Funds
Average[5]	-12.53%	-13.34%	1.19%	3.52%

Barclays Capital Insured
Municipal Bond Index[4]	-4.97%	-4.13%	2.65%	4.19%

S&P National Municipal Bond Index[6]	-5.19%	-4.15%	2.75%	N/A
For the six months ended October 31, 2008, the cumulative returns on common share NAV for NUF, NFL and NWF exceeded the average return on their respective Lipper peer groups, while NQF lagged the return for the Lipper Other States Municipal Debt Funds Average. All four of the Funds underperformed their respective Barclays Capital index and the Standard & Poor’s (S&P) National Municipal Bond Index.

*	Six-month returns are cumulative; returns for one-year, five-year and ten-year are annualized.
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.
For additional information, see the individual Performance Overview for your Fund in this report.

3	The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 6 months, 46; 1 year, 46; 5 years, 46; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

4	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds, and the Barclays Capital Insured Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of insured municipal bonds. Results for the Barclays Capital indexes do not reflect any expenses.

5	The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 6 months, 44; 1 year, 44 funds; 5 years, 44 funds; and 10 years, 24 funds. The performance of the Lipper Single-State Insured Municipal Debt Funds Average represents the overall average of returns for funds from eight different states with a wide variety of municipal market conditions. Fund and Lipper returns assume reinvestment of dividends.

6	The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market.

5

Key management factors that influenced the Funds’ returns during this period included duration positioning, the use of inverse floaters, credit exposure and sector allocations. In addition, a major factor affecting each Fund’s performance over this period was the use of leverage. The impact of leverage is discussed in more detail on page seven.
Over the course of this reporting period, we saw the yield curve steepen, as interest rates at the short end of the curve declined and longer rates generally rose, especially during September and October. Given these changes in the interest rate environment, bonds in the Barclays Capital Municipal Bond Index with maturities of ten years or less generally outperformed the market as a whole, with bonds maturing in one to four years benefiting the most. In general, bonds having the longest maturities (twenty-two years and longer) posted the worst returns. Among the non-insured Funds, NUF’s duration profile was favorable to that of NQF, which benefited NUF’s relative performance. Both NFL and NWF had a positive contribution from their duration profile. All four of these Funds, however, were hurt by their underweighting of the outperforming shortest end of the yield curve.
As mentioned earlier, NQF, NUF and NFL used inverse floaters during this period to help bring their durations closer to our strategic target and enhance income-generation capabilities. In general, these inverse floaters had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds’ exposure to longer maturity bonds at a time when shorter maturities were in favor in the market.
Credit exposure was also an important factor in performance during these six months. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality typically performed very well. At the same time, bonds rated BBB or below and non-rated bonds generally posted poor returns. Insured holdings with underlying credits that were rated BBB or non-rated were disproportionately impacted (compared with bonds with underlying credits rated AA or A) if the insurer backing the bond was downgraded. As of October 31, 2008, NUF had allocated approximately 10%, and NQF approximately 11% of their portfolios to bonds rated BBB and non-rated credits. NWF, which can invest up to 20% of its assets in uninsured investment-grade quality securities, had a 2% allocation to BBB rated bonds. While investing only in insured

6

securities, NFL held 8% of its portfolio in BBB and non-rated credits, the result of rating downgrades on certain municipal bond insurers. While exposure to lower-rated credits had a negative impact on the Funds for this period, the smaller weightings helped to limit the impact of this exposure.
Sectors of the market that generally contributed positively to the Funds’ performances included general and limited tax obligation issues and resource recovery credits. Pre-refunded bonds7, which are usually backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality, and perceived safety. Among these Funds, NWF had the largest allocation of pre-refunded bonds as of October 31, 2008, while NUF held the smallest allocation.
In general, bonds that carried any credit risk, regardless of sector, posted weak performance. Revenue bonds as a whole, and the industrial development and housing sectors in particular, underperformed the general municipal market. Next to the industrial development revenue sector, zero coupon bonds were among the worst performing categories in the municipal market. The health care sector also performed poorly, as did lower-rated bonds backed by the 1998 master tobacco settlement agreement.
IMPACT OF THE FUNDS’ CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE
In addition to the factor mentioned above, one of the primary factors negatively impacting the six-month returns of these Funds relative to those of the unleveraged Barclays Capital Municipal Bond Index, Barclays Capital Insured Municipal Bond Index, and S&P National Municipal Bond Index was the Funds’ use of financial leverage. While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund’s portfolio. During this period, as yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, at various points during the six-month period, the Funds’ borrowing costs were relatively high, negatively impacting their total returns.

7	Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

7

RECENT DEVELOPMENTS IN THE MARKET ENVIRONMENT
Beginning in October, the nation’s financial institutions and financial markets—including the municipal bond market—experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds’ net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This de-leveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.
Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging and a supply overhang as a large amount of new issues were postponed would cause selling pressure to persist for a period of time. In addition to falling prices, these market conditions resulted in greater price volatility of municipal bonds; wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, and although liquidity improved considerably over ensuing weeks, it may reoccur if financial turmoil persists or worsens.
RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES
As mentioned earlier, another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. Subsequent to the reporting period, AMBAC, MBIA and SYNCORA experienced further rating reductions while FSA received its first rating reduction by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers on “negative outlook” or “negative credit watch,” which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies -especially those bonds with weaker underlying credits — declined, detracting from the Funds’ performance. By the end of this period, most insured bonds were being valued

8

according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.
RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS
Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions “failed to clear’’ and that many or all auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the auction rate preferred shares. At the time this report was prepared, the Funds’ managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds’ managers are working diligently to refund the auction preferred shares, and have made progress in these efforts, but at present there is no assurance that these efforts will succeed. These developments generally do not affect the management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds’ cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds’ future common share earnings may be lower than they otherwise would have been.
On June 11, 2008, Nuveen announced the Fund Board’s approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal Funds’ outstanding auction rate preferred shares, for which auctions have been failing for several months. This plan included an initial phase of approximately $1 billion in forty-one Funds. As of October 31, 2008, none of the Funds included in this shareholder report issued par redemption notices for their auction rate preferred shares.
On August 7, 2008, four Nuveen municipal Funds (none of which are included in this shareholder report) issued par redemption notices for all outstanding shares of their auction rate preferred shares totaling $569.9 million. These redemptions were achieved through the issuance of variable rate demand preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs.
For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

9

Common Share
Dividend and Share Price
INFORMATION
During the six-month period ended October 31, 2008, there was one dividend increase in NQF, NUF and NWF. In NFL, the cost of leverage-related borrowing remained higher than in the other Funds. This impacted the incremental income available for dividends and led to one dividend cut in this Fund, effective October 2008.
All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2008, NQF had a positive UNII balance while NUF, NFL and NWF had negative UNII balances for financial statement purposes. All four Funds had positive UNII balances, based upon our best estimate, for tax purposes.
The Funds’ Board of Trustees approved an open-market share repurchase program on July 10, 2007, for NQF, NUF and NFL and on July 30, 2008, for NWF under which each Fund may repurchase up to 10% of its common shares. As of October 31, 2008, NQF, NUF and NFL had cumulatively repurchased 218,700, 147,700 and 174,500 common shares, respectively, representing approximately 1.3%, 1.0% and 1.2% of each Fund’s total common shares outstanding, respectively.
As of October 31, 2008, the Funds’ common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

	10/31/08	Six-Month Average
	Discount	Discount
NQF	-20.10%	- 13.82%
NUF	-19.47%	- 13.00%
NFL	-19.77%	- 11.31%
NWF	-18.59%	- 13.52%

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NQF	Nuveen Florida
Performance	Investment Quality
OVERVIEW	Municipal Fund
as of October 31, 2008
Fund Snapshot

Common Share Price	$9.54

Common Share
Net Asset Value	$11.94

Premium/(Discount) to NAV	-20.10%

Market Yield	7.17%

Taxable-Equivalent Yield[2]	9.96%

Net Assets Applicable to Common Shares ($000)	$195,492

Average Effective Maturity on Securities (Years)	14.65

Leverage-Adjusted Duration	14.81

Average Annual Total Return
(Inception 2/21/91)

	On Share Price	On NAV

6-Month

Cumulative	-23.09%	-14.42%

1-Year	-22.99%	-15.09%

5-Year	-4.32%	0.51%

10-Year	-0.21%	3.35%

Industries
(as a % of total investments)

Tax Obligation/Limited	33.1%

U.S. Guaranteed	19.0%

Transportation	15.6%

Water and Sewer	8.3%

Health Care	8.0%

Tax Obligation/General	5.4%

Other	10.6%

Credit Quality (as a % of total investments)1
2007-2008 Monthly Tax-Free Dividends Per Common Share
Common Share Price Performance — Weekly Closing Price

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

11

NUF	Nuveen Florida
Performance	Quality Income
OVERVIEW	Municipal Fund
as of October 31, 2008
Fund Snapshot

Common Share Price	$9.97
Common Share Net Asset Value	$12.38
Premium/(Discount) to NAV	-19.47%
Market Yield	6.50%
Taxable-Equivalent Yield[2]	9.03%
Net Assets Applicable to Common Shares ($000)	$175,295
Average Effective Maturity on Securities (Years)	14.14
Leverage-Adjusted Duration	12.86
Average Annual Total Return
(Inception 10/17/91)

	On Share Price	On NAV
6-Month Cumulative	-19.62%	-12.30%
1-Year	-20.53%	-13.34%
5-Year	-3.27%	1.14%
10-Year	0.75%	3.31%
Industries
(as a % of total investments)

Tax Obligation/Limited	31.5%
Transportation	13.1%
U.S. Guaranteed	10.0%
Education and Civic Organizations	8.3%
Health Care	7.3%
Water and Sewer	7.2%
Utilities	6.1%
Tax Obligation/General	6.0%
Housing/Multifamily	5.0%
Other	5.5%
Credit Quality (as a % of total investments)1
2007-2008 Monthly Tax-Free Dividends Per Common Share3
Common Share Price Performance — Weekly Closing Price

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	The Fund paid shareholders a capital gains distribution in December 2007 of $0.0072 per share.

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NFL	Nuveen Insured
Performance	Florida Premium
OVERVIEW	Income Municipal Fund
as of October 31, 2008
Fund Snapshot

Common Share Price	$10.47
Common Share Net Asset Value	$13.05
Premium/(Discount) to NAV	-19.77%
Market Yield	6.36%
Taxable-Equivalent Yield[3]	8.83%
Net Assets Applicable to Common Shares ($000)	$185,567
Average Effective Maturity on Securities (Years)	13.98
Leverage-Adjusted Duration	13.17
Average Annual Total Return
(Inception 12/17/92)

	On Share Price	On NAV
6-Month Cumulative	-18.76%	-9.29%
1-Year	-17.97%	-9.41%
5-Year	-3.02%	1.57%
10-Year	1.99%	3.76%
Industries
(as a % of total investments)

Tax Obligation/Limited	42.0%
Water and Sewer	23.6%
U.S. Guaranteed	11.9%
Housing/Multifamily	6.8%
Utilities	5.0%
Other	10.7%
Insurers
(as a % of total Insured investments)

MBIA	37.5%
FGIC	19.5%
FSA	18.2%
AMBAC	14.0%
SYNCORA	7.4%
CIFG	3.4%
Credit Quality (as a % of total investments)1,2
2007-2008 Monthly Tax-Free Dividends Per Common Share4
Common Share Price Performance — Weekly Closing Price

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	At least 80% of the Fund’s net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 — Insurance, for more information.

3	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	The Fund paid shareholders a capital gains distribution in December 2007 of $0.0640 per share.

13

NWF	Nuveen Insured Florida
Performance	Tax-Free Advantage
OVERVIEW	Municipal Fund
as of October 31, 2008
Fund Snapshot

Common Share Price	$10.25
Common Share Net Asset Value	$12.59
Premium/(Discount) to NAV	-18.59%
Market Yield	6.20%
Taxable-Equivalent Yield[3]	8.61%
Net Assets Applicable to Common Shares ($000)	$48,875
Average Effective Maturity on Securities (Years)	13.52
Leverage-Adjusted Duration	12.71
Average Annual Total Return
(Inception 11/21/02)

	On Share Price	On NAV
6-Month Cumulative	-16.37%	-8.95%
1-Year	-16.82%	-7.59%
5-Year	-2.27%	2.66%
Since Inception	-1.20%	2.89%
Industries
(as a % of total investments)

Tax Obligation/Limited	36.9%
U.S. Guaranteed	23.1%
Water and Sewer	18.3%
Education and Civic Organizations	9.3%
Transportation	7.4%
Other	5.0%
Insurers
(as a % of total Insured investments)

MBIA	26.8%
AMBAC	20.6%
FSA	20.2%
FGIC	15.6%
SYNCORA	10.4%
RAAI	6.4%
Credit Quality (as a % of total investments)1,2
2007-2008 Monthly Tax-Free Dividends Per Common Share
Common Share Price Performance — Weekly Closing Price

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	At least 80% of the Fund’s net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 — Insurance, for more information.

3	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14

NQF	Nuveen Florida Investment Quality Municipal Fund
Portfolio of INVESTMENTS
October 31, 2008 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings	(3)	Value

	Consumer Staples — 1.9% (1.1% of Total Investments)

$5,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB		$3,627,800

	Education and Civic Organizations — 1.1% (0.7% of Total Investments)

2,000	Broward County Educational Facilities Authority, Florida, Revenue Bonds, Nova Southeastern University, Series 2004B, 5.625%, 4/01/34	4/14 at 100.00	BBB		1,573,060
575	Osceola County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, P.M. Wells Charter School Project, Series 2001A, 5.000%, 8/01/23 — MBIA Insured	8/11 at 101.00	AA		528,695

2,575	Total Education and Civic Organizations				2,101,755

	Energy — 0.3% (0.2% of Total Investments)

900	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB		605,250

	Health Care — 13.1% (8.0% of Total Investments)

1,000	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/34	4/16 at 100.00	A2		668,860
	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
1,000	5.250%, 6/01/26	6/16 at 100.00	BBB+		795,360
3,625	5.000%, 6/01/38	6/16 at 100.00	BBB+		2,480,298
3,075	5.500%, 6/01/38 — FSA Insured	6/18 at 100.00	AAA		2,698,466
	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
1,000	5.250%, 10/01/28	10/13 at 100.00	A3		764,080
2,330	5.250%, 10/01/34	10/13 at 100.00	A3		1,670,960
1,185	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3		832,901
3,235	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Medical Center, Series 2006, 5.000%, 11/15/26	11/16 at 100.00	A2		2,500,655
2,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 — MBIA Insured	4/17 at 100.00	AA		1,666,260
2,345	Leesburg, Florida, Hospital Revenue Bonds, Leesburg Regional Medical Center Project, Series 2002, 5.375%, 7/01/22	7/12 at 100.00	BBB+		2,001,903
3,750	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A2		2,652,488
	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
3,410	5.500%, 12/01/21	12/11 at 101.00	BBB-		2,822,593
5,340	5.625%, 12/01/31	12/11 at 101.00	BBB-		3,968,902

33,295	Total Health Care				25,523,726

	Housing/Multifamily — 0.4% (0.3% of Total Investments)

980	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Emerald Palms Apartments, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)	5/10 at 101.00	AAA		891,555

15

NQF	Nuveen Florida Investment Quality Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions	(2)	Ratings	(3)	Value

	Housing/Single Family — 2.8% (1.8% of Total Investments)

$345	Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, New Money and Refunding Issue, Series 1996-2, 6.350%, 7/01/28 (Alternative Minimum Tax)	1/09 at 100.00		AA+		$348,002
790	Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, Series 1997-2, 5.900%, 7/01/29 — MBIA Insured (Alternative Minimum Tax)	1/09 at 101.00		AA+		787,685
930	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-6, 4.625%, 7/01/31 (Alternative Minimum Tax)	1/16 at 100.00		AA+		659,407
5,000	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2007-3, 5.150%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00		AA+		3,784,750

7,065	Total Housing/Single Family					5,579,844

	Long-Term Care — 1.1% (0.7% of Total Investments)

	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,125	5.850%, 8/01/24	8/14 at 101.00		N/R		948,364
1,565	5.625%, 8/01/34	8/14 at 101.00		N/R		1,168,570

2,690	Total Long-Term Care					2,116,934

	Materials — 1.8% (1.1% of Total Investments)

5,400	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	4/10 at 101.00		N/R		3,623,670

	Tax Obligation/General — 8.8% (5.4% of Total Investments)

185	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002F, 5.000%, 6/01/22 — MBIA Insured	6/12 at 101.00		AAA		184,090
9,230	Florida State Board of Education, Full Faith and Credit, Public Education Capital Outlay Bonds, Series 2001C, 5.125%, 6/01/31— FGIC Insured	6/11 at 101.00		AAA		8,571,163
8,000	Florida State Board of Education, Full Faith and Credit, Public Education Capital Outlay Refunding Bonds, Series 2002D, 5.375%, 6/01/16	6/12 at 100.00		AAA		8,417,600

17,415	Total Tax Obligation/General					17,172,853

	Tax Obligation/Limited — 53.9% (33.1% of Total Investments)

1,665	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 — MBIA Insured	10/14 at 100.00		AA		1,612,203
230	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 — MBIA Insured	10/15 at 100.00		AA		202,913
1,280	Florida Intergovernmental Finance Commission, Capital Revenue Bonds, Daytona Beach Community Redevelopment Agency, Series 2001C-1, 5.000%, 2/01/20 — AMBAC Insured	8/11 at 100.00		Aa3		1,264,730
1,685	Florida Municipal Loan Council, Revenue Bonds, Series 2003A, 5.000%, 5/01/22 — MBIA Insured	5/13 at 100.00		AA		1,576,469
5,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund, Series 1996, 5.375%, 6/01/27 — MBIA Insured (Alternative Minimum Tax)	12/08 at 100.50		AA		4,178,050
2,980	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 — MBIA Insured	8/15 at 101.00		AA+		2,897,961
5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 — FGIC Insured	No Opt. Call		AA		5,783,050
1,535	Hillsborough County, Florida, Community Investment Tax Revenue Bonds, Series 2004, 5.000%, 5/01/24 — AMBAC Insured	11/13 at 101.00		AA+		1,488,305
2,170	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 — FGIC Insured	10/15 at 100.00		AA+		2,067,489

16

Principal		Optional Call
Amount (000)	Description (1)	Provisions	(2)	Ratings	(3)	Value

	Tax Obligation/Limited (continued)

$4,990	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.250%, 10/01/21 — MBIA Insured	10/13 at 100.00		AA		$5,000,479
2,000	Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement Bonds, Series 2002, 5.000%, 10/01/22 — FGIC Insured	10/12 at 100.00		A+		1,941,360
3,000	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006B, 5.000%, 11/01/31 — AMBAC Insured	11/16 at 100.00		AA		2,628,360
	Miami-Dade County, Florida, Beacon Tradeport Community Development District, Special Assessment Bonds, Commercial Project, Series 2002A:
2,090	5.250%, 5/01/16 — RAAI Insured	5/12 at 102.00		BBB+		2,037,855
1,700	5.625%, 5/01/32 — RAAI Insured	5/12 at 102.00		BBB+		1,461,966
10,900	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 — FSA Insured	7/18 at 100.00		AAA		9,602,355
1,215	North Dade Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.350%, 5/01/38	5/17 at 100.00		N/R		857,486
	Orlando Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Republic Drive-Universal Boulevard — I-4 Interchange Project, Series 2002:
1,495	5.125%, 4/01/20 — AMBAC Insured	4/12 at 100.00		AA		1,473,995
1,225	5.125%, 4/01/21 — AMBAC Insured	4/12 at 100.00		AA		1,191,509
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
3,745	5.000%, 4/01/22 — MBIA Insured	4/14 at 100.00		A2		3,651,974
2,000	5.000%, 4/01/23 — MBIA Insured	4/14 at 100.00		A2		1,867,260
6,090	Palm Beach County School Board, Florida, Certificates of Participation, Drivers Trust 2089, 9.181%, 8/01/31 — FSA Insured (IF)	8/16 at 100.00		AAA		4,522,425
4,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.000%, 8/01/28 — FSA Insured	8/12 at 100.00		AAA		3,674,760
2,560	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/23 — FGIC Insured	8/14 at 100.00		AA		2,377,779
5,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 — MBIA Insured	8/17 at 100.00		AA		4,514,200
4,490	Palm Beach County, Florida, Public Improvement Revenue Bonds, Biomedical Research Park Project, Series 2005A, 5.000%, 6/01/25 — AMBAC Insured	6/15 at 100.00		AA+		4,205,828
2,500	Polk County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/18 — FSA Insured	10/14 at 100.00		AAA		2,567,600
1,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 — MBIA Insured	7/17 at 100.00		AA		840,440
820	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.000%, 5/01/30 — RAAI Insured	5/18 at 100.00		A—		685,241
2,750	Saint Johns County, Florida, Transportation Improvement Revenue Bonds, Series 2003, 5.000%, 10/01/23 — AMBAC Insured	10/13 at 100.00		AA		2,651,825
3,000	School Board of Duval County, Florida, Certificates of Participation, Master Lease Program, Series 2008, 5.000%, 7/01/33 — FSA Insured	7/17 at 100.00		Aaa		2,633,550
635	Sonoma Bay Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36	5/15 at 100.00		N/R		456,006
7,500	South Florida Water Management District, Certificates of Participation, Series 2006, Trust 1036, 6.508%, 10/01/36 — AMBAC Insured (IF)	10/16 at 100.00		AA+		5,945,250
5,000	South Florida Water Management District, Certificates of Participation, Series 2006, 5.000%, 10/01/36 — AMBAC Insured	10/16 at 100.00		AA+		4,481,550

17

NQF	Nuveen Florida Investment Quality Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions	(2)	Ratings	(3)	Value

	Tax Obligation/Limited (continued)

	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose Bonds, Stadium Project, Series 1995:
$1,250	5.750%, 10/01/20 — MBIA Insured	No Opt. Call		AA		$1,263,363
2,785	5.750%, 10/01/25 — MBIA Insured	No Opt. Call		AA		2,725,930
8,605	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2002, 5.375%, 10/01/15 — FSA Insured	10/12 at 100.00		AAA		9,012,877

113,890	Total Tax Obligation/Limited					105,344,393

	Transportation — 25.4% (15.6% of Total Investments)

8,900	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1, 5.250%, 10/01/26 — AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00		AA		7,338,851
2,150	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 — AMBAC Insured	10/14 at 100.00		AA		1,991,889
6,000	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003C, 5.000%, 7/01/33	7/13 at 101.00		Aa2		5,446,920
12,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 1999A, 5.125%, 10/01/28 — FGIC Insured (Alternative Minimum Tax)	10/09 at 101.00		Aa3		9,547,080
4,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 — FSA Insured (Alternative Minimum Tax)	10/12 at 100.00		AAA		3,459,320
2,500	Lee County, Florida, Airport Revenue Bonds, Series 2006, 5.000%, 10/01/33 — FSA Insured	10/15 at 100.00		AAA		2,250,150
6,690	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2004B, 5.000%, 7/01/20 — FGIC Insured	7/14 at 100.00		AA		6,608,114
1,750	Miami-Dade County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Airis Miami II LLC — Miami International Airport, Series 1999, 6.000%, 10/15/25 — AMBAC Insured (Alternative Minimum Tax)	10/09 at 101.00		Aaa		1,587,443
5,390	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/18 — FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00		A2		5,078,781
1,325	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005A, 5.000%, 10/01/38 — CIFG Insured (Alternative Minimum Tax)	10/15 at 100.00		A2		948,939
5,360	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Series 2005, 5.000%, 7/01/16 — AMBAC Insured	7/15 at 101.00		AA		5,438,042

56,065	Total Transportation					49,695,529

	U.S. Guaranteed — 30.9% (19.0% of Total Investments) (4)

12,800	Escambia County Health Facilities Authority, Florida, Revenue Bonds, Ascension Health Credit Group, Series 1999A-2, 6.000%, 11/15/31 (Pre-refunded 11/15/09)	11/09 at 101.00		AAA		13,456,636
4,600	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00		A1(4)		5,040,634
	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2004A:
2,290	5.000%, 4/01/19 (Pre-refunded 4/01/14) — AMBAC Insured	4/14 at 100.00		AA (4)		2,451,674
3,305	5.000%, 4/01/22 (Pre-refunded 4/01/14) — AMBAC Insured	4/14 at 100.00		AA (4)		3,538,333
3,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Refunding Bonds, Miami Children’s Hospital, Series 2001A, 5.125%, 8/15/26 (Pre-refunded 8/15/11) — AMBAC Insured	8/11 at 101.00		AAA		3,188,580
1,175	Naples, Florida, Water and Sewer Revenue Bonds, Series 2002, 5.000%, 9/01/14 (Pre-refunded 9/01/12)	9/12 at 100.00		Aa2 (4)		1,256,463
	North Broward Hospital District, Florida, Revenue and Improvement Bonds, Series 2001:
5,450	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00		A (4)		5,864,527
550	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00		A (4)		591,833

18

Principal		Optional Call
Amount (000)	Description (1)	Provisions	(2)	Ratings	(3)	Value

	U.S. Guaranteed (4) (continued)

$6,000	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 101.00		A1 (4)		$6,521,100
3,695	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Regional Healthcare System, Series 2002, 5.750%, 12/01/27 (Pre-refunded 12/01/12)	12/12 at 100.00		AAA		4,041,332
4,295	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/18 (Pre-refunded 10/01/12)	10/12 at 100.00		Aa1 (4)		4,619,058
3,570	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 — MBIA Insured (ETM)	No Opt. Call		AAA		3,954,560
5,375	South Broward Hospital District, Florida, Hospital Revenue Bonds, Series 2002, 5.625%, 5/01/32 (Pre-refunded 5/01/12)	5/12 at 101.00		AA — (4)		5,846,764

56,105	Total U.S. Guaranteed					60,371,494

	Utilities — 7.7% (4.7% of Total Investments)

4,330	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00		Baa2		4,070,113
1,050	Jacksonville Beach, Florida, Utility Revenue Refunding Bonds, Series 2002, 5.000%, 4/01/17 — AMBAC Insured	10/10 at 100.00		Aa3		1,062,359
4,250	Lakeland, Florida, Energy System Revenue Refunding Bonds, Series 1999C, 6.050%, 10/01/11 — FGIC Insured	No Opt. Call		AAA		4,568,623
5,000	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 1992, 6.000%, 10/01/10	No Opt. Call		Aa1		5,294,500

14,630	Total Utilities					14,995,595

	Water and Sewer — 13.4% (8.3% of Total Investments)

3,010	Cocoa, Florida, Water and Sewerage System Revenue Refunding Bonds, Series 2003, 5.500%, 10/01/23 — AMBAC Insured	No Opt. Call		AA		2,878,252
1,000	Jacksonville, Florida, Water and Sewer Revenue Bonds, United Water Florida Project, Series 1995, 6.350%, 8/01/25 — AMBAC Insured (Alternative Minimum Tax)	2/09 at 100.00		AA		941,590
1,525	Lee County, Florida, Water and Sewer Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/20 — MBIA Insured	10/13 at 100.00		A2		1,520,867
3,300	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1999A, 5.000%, 10/01/29 — FGIC Insured	10/09 at 101.00		A+		3,057,648
3,270	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, Trust 2622, 9.486%,10/01/36 (IF)	10/16 at 100.00		Aaa		2,500,471
5,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/31	10/16 at 100.00		AAA		4,621,200
2,060	Polk County, Florida, Utility System Revenue Bonds, Series 2003, 5.250%, 10/01/22 — FGIC Insured	10/13 at 100.00		A2		2,018,100
2,780	Riviera Beach, Palm Beach County, Florida, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 10/01/24 — FGIC Insured	10/14 at 100.00		N/R		2,518,541

19

NQF	Nuveen Florida Investment Quality Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions	(2)	Ratings	(3)	Value

	Water and Sewer (continued)

$2,275	Sarasota County, Florida, Utility System Revenue Bonds, Series 2005A, 5.000%, 10/01/27 — FGIC Insured	10/15 at 100.00		AA		$2,109,380
1,680	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 — MBIA Insured	No Opt. Call		AA		1,794,694
	Winter Springs, Florida, Water and Sewer Revenue Refunding Bonds, Series 2001:
700	5.250%, 4/01/16 — MBIA Insured	4/11 at 101.00		AA		710,052
1,585	5.000%, 4/01/20 — MBIA Insured	4/11 at 101.00		AA		1,545,914

28,185	Total Water and Sewer					26,216,709

$344,195	Total Investments (cost $343,875,448) — 162.6%					317,867,107

	Other Assets Less Liabilities — 4.9%					9,624,499

	Preferred Shares, at Liquidation Value — (67.5)% (5)					(132,000,000)

	Net Assets Applicable to Common Shares — 100%					$195,491,606

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade. The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Preferred Shares, at Liquidation Value as a percentage of Total Investments is 41.5%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.
See accompanying notes to financial statements.

20

NUF	Nuveen Florida Quality Income Municipal Fund
Portfolio of INVESTMENTS
October 31, 2008 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations - 13.7% (8.3% of Total Investments)
	Broward County Educational Facilities Authority, Florida, Revenue Bonds, Nova Southeastern University, Series 2004B:
$1,000	5.500%, 4/01/24	4/14 at 100.00	BBB	$839,890
500	5.625%, 4/01/34	4/14 at 100.00	BBB	393,265
2,000	Florida Board of Education, Lottery Revenue Bonds, Series 2001B, 5.000%, 7/01/20 - FGIC Insured	7/11 at 101.00	AAA	1,989,380
14,985	Florida State Board of Education, State University System Revenue Bonds, Series 2006A, 5.000%, 7/01/30 - FGIC Insured	7/15 at 101.00	AA	13,705,431
2,580	Florida State Education System, Housing Facility Revenue Bonds, Florida International University, Series 2004A, 5.000%, 7/01/14 - MBIA Insured	No Opt. Call	AA	2,633,380
2,345	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/16 - AMBAC Insured	10/14 at 100.00	AA	2,417,507
2,275	University of Central Florida, Certificates of Participation, Athletic Association, Series 2004A, 5.125%, 10/01/21 - FGIC Insured	10/14 at 100.00	AA	2,025,273

25,685	Total Education and Civic Organizations			24,004,126

	Health Care - 12.1% (7.3% of Total Investments)
1,000	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/34	4/16 at 100.00	A2	668,860
1,500	Citrus County Hospital Board, Florida, Revenue Refunding Bonds, Citrus Memorial Hospital, Series 2002, 6.375%, 8/15/32	8/13 at 100.00	Baa3	1,331,955
	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
1,000	5.250%, 6/01/26	6/16 at 100.00	BBB+	795,360
3,240	5.000%, 6/01/38	6/16 at 100.00	BBB+	2,216,873
2,310	5.500%, 6/01/38 - FSA Insured	6/18 at 100.00	AAA	2,027,141
1,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005C, 5.000%, 11/15/31	11/15 at 100.00	A+	767,180
	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
500	5.250%, 10/01/28	10/13 at 100.00	A3	382,040
1,590	5.250%, 10/01/34	10/13 at 100.00	A3	1,140,269
1,180	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	829,387
2,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.250%, 10/01/24	10/13 at 100.00	A3	1,599,980
3,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Medical Center, Series 2006, 5.000%, 11/15/32	11/16 at 100.00	A2	2,146,980
1,500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 - MBIA Insured	4/17 at 100.00	AA	1,249,695
3,430	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/12	No Opt. Call	BBB+	3,352,379
3,750	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A2	2,652,488

27,000	Total Health Care			21,160,587

21

NUF	Nuveen Florida Quality Income Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Housing/Multifamily - 8.2% (5.0% of Total Investments)
	Broward County Housing Finance Authority, Florida, GNMA Collateralized Multifamily Housing
	Revenue Refunding Bonds, Tamarac Pointe Apartments, Series 1996:
$1,500	6.250%, 7/01/26	1/09 at 100.00	AAA	$1,500,045
1,000	6.300%, 1/01/32	1/09 at 100.00	AAA	999,880
1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Holly Cove Apartments, Series 1995F, 6.150%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)	4/09 at 100.00	AA	938,040
5,790	Florida Housing Finance Corporation, FNMA Revenue Bonds, Villa de Mallorca Apartments, Series 2000H-1, 6.000%, 7/01/33 (Alternative Minimum Tax)	10/10 at 102.00	Aaa	5,095,316
3,170	Florida Housing Finance Corporation, Housing Revenue Refunding Bonds, Hunters Ridge at Deerwood Apartments, Series 1998-0, 5.300%, 12/01/28	12/08 at 102.00	AA	2,696,148
3,630	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 5.950%, 7/01/30 – FSA Insured (Alternative Minimum Tax)	1/11 at 102.00	AAA	3,229,865

16,090	Total Housing/Multifamily			14,459,294

	Housing/Single Family – 2.7% (1.6% of Total Investments)
370	Broward County Housing Finance Authority, Florida, Single Family Mortgage Revenue Bonds, Series 2001C, 0.000%, 4/01/33 (Alternative Minimum Tax)	4/10 at 25.36	Aaa	60,155
260	Broward County Housing Finance Authority, Florida, Single Family Mortgage Revenue Refunding Bonds, Series 2000B, 0.000%, 4/01/29 (Alternative Minimum Tax)	4/09 at 25.51	Aaa	64,956
185	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AAA	196,797
930	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-6, 4.625%, 7/01/31 (Alternative Minimum Tax)	1/16 at 100.00	AA+	659,407
5,000	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2007-3, 5.150%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AA+	3,784,750
30	Miami-Dade County Housing Authority, Florida, Home Owner Mortgage Revenue Bonds, Series 1999A-1, 5.550%, 10/01/19 (Alternative Minimum Tax)	4/09 at 100.75	Aaa	29,596

6,775	Total Housing/Single Family			4,795,661

	Long-Term Care – 4.6% (2.8% of Total Investments)
7,285	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 1999, 5.750%, 10/01/18 – ACA Insured	10/09 at 101.00	N/R	5,966,196
	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,125	5.850%, 8/01/24	8/14 at 101.00	N/R	948,364
1,570	5.625%, 8/01/34	8/14 at 101.00	N/R	1,172,303

9,980	Total Long-Term Care

		8,086,863
	Materials – 1.8% (1.1% of Total Investments)
4,600	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	4/10 at 101.00	N/R	3,086,830

	Tax Obligation/General – 9.8% (6.0% of Total Investments)
13,925	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.000%, 6/01/20 – MBIA Insured	6/12 at 101.00	AAA	14,003,673
3,240	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2004A, 5.000%, 6/01/22 – MBIA Insured	4/14 at 100.00	AA	3,192,793

17,165	Total Tax Obligation/General			17,196,466

22

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 51.8% (31.5% of Total Investments)
$1,000	Alachua County School Board, Florida, Certificates of Participation, Series 2001, 5.000%, 7/01/21 – AMBAC Insured	7/11 at 101.00	Aa3	$978,820
1,055	Bay County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 7/01/24 – AMBAC Insured	7/14 at 100.00	Aa3	960,715
3,870	Broward County School Board, Florida, Certificates of Participation, Series 2004C, 5.250%, 7/01/20 – FSA Insured	7/14 at 100.00	AAA	3,829,829
1,500	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 – MBIA Insured	10/14 at 100.00	AA	1,452,435
1,290	Escambia County, Florida, Tourist Development Revenue Refunding Bonds, Series 2002, 5.000%, 10/01/18 – MBIA Insured	10/12 at 100.00	AA	1,298,604
4,000	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – MBIA Insured	10/15 at 100.00	AA	3,528,920
8,425	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2003C, 5.000%, 7/01/19 – AMBAC Insured Florida Municipal Loan Council, Revenue Bonds, Series 2000B:	7/13 at 101.00	AA	8,436,795
1,040	0.000%, 11/01/25 – MBIA Insured	No Opt. Call	AA	357,562
1,590	0.000%, 11/01/26 – MBIA Insured	No Opt. Call	AA	508,037
3,000	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 – MBIA Insured	8/15 at 101.00	AA+	2,917,410
1,430	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2001, 5.000%, 10/01/23 – AMBAC Insured	10/11 at 100.00	AA	1,384,655
2,090	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.000%, 10/01/22 – MBIA Insured	10/13 at 100.00	AA	2,036,747
3,145	Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds, Series 2003C, 5.250%, 10/01/18 – MBIA Insured (Alternative Minimum Tax)	10/13 at 100.00	AA	2,869,309
2,230	Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement Bonds, Series 2002, 5.000%, 10/01/21 – FGIC Insured	10/12 at 100.00	A+	2,167,895
2,750	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding and Improvement Bonds, Series 2002, 5.375%, 10/01/17 – FGIC Insured	10/12 at 100.00	AA+	2,792,488
1,000	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding Bonds, Series 2001, 5.500%, 10/01/14 – FGIC Insured Lake County School Board, Florida, Certificates of Participation, Series 2004A:	No Opt. Call	AA+	1,069,060
1,190	5.000%, 7/01/20 – AMBAC Insured	7/14 at 100.00	AA	1,142,138
1,340	5.000%, 7/01/22 – AMBAC Insured	7/14 at 100.00	AA	1,260,163
1,470	5.000%, 7/01/24 – AMBAC Insured	7/14 at 100.00	AA	1,358,456
5,130	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 10/01/17 – AMBAC Insured	10/13 at 100.00	AA	5,193,304
	Miami-Dade County, Florida, Beacon Tradeport Community Development District, Special Assessment Bonds, Commercial Project, Series 2002A:
1,975	5.500%, 5/01/22 – RAAI Insured	5/12 at 102.00	BBB+	1,805,901
850	5.625%, 5/01/32 – RAAI Insured	5/12 at 102.00	BBB+	730,983
5,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – FSA Insured	7/18 at 100.00	AAA	4,404,750
1,200	North Dade Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.350%, 5/01/38	5/17 at 100.00	N/R	846,900
2,475	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 19, Series 2000, 6.100%, 8/01/21 – RAAI Insured	8/10 at 102.00	BBB+	2,418,446
2,000	Opa-Locka, Florida, Capital Improvement Revenue Bonds, Series 1994, 6.125%, 1/01/24 – FGIC Insured	1/09 at 100.00	AA	1,999,980

23

NUF	Nuveen Florida Quality Income Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)
$2,440	Orange County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/22 – AMBAC Insured	8/14 at 100.00	Aa3	$2,294,015
	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A:
1,665	5.125%, 1/01/20 – FGIC Insured	1/13 at 100.00	AA	1,644,687
3,400	5.125%, 1/01/23 – FGIC Insured	1/13 at 100.00	AA	3,278,654
2,040	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.250%, 8/01/21 – FSA Insured	8/12 at 100.00	AAA	2,043,958
1,500	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/22 – FGIC Insured	8/14 at 100.00	AA	1,404,795
1,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – MBIA Insured	7/17 at 100.00	AA	840,440
1,350	Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 9/01/21 – MBIA Insured	9/13 at 100.00	AA	1,317,452
820	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.000%, 5/01/30 – RAAI Insured	5/18 at 100.00	A-	685,241
2,000	School Board of Duval County, Florida, Certificates of Participation, Master Lease Program, Series 2008, 5.000%, 7/01/33 – FSA Insured	7/17 at 100.00	AAA	1,755,700
5,000	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/36 – AMBAC Insured	6/16 at 100.00	AA	4,471,450
11,815	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2002, 5.375%, 10/01/14 – FSA Insured	10/12 at 100.00	AAA	12,388,500
1,000	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 – FSA Insured	12/14 at 100.00	AAA	950,100

96,075	Total Tax Obligation/Limited			90,825,294

	Transportation – 21.5% (13.1% of Total Investments)
2,225	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1, 5.250%, 10/01/21 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00	AA	1,934,971
4,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 – FSA Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA	3,459,320
2,500	Lee County, Florida, Airport Revenue Bonds, Series 2006, 5.000%, 10/01/33 – FSA Insured	10/15 at 100.00	AAA	2,250,150
1,000	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/14 – AMBAC Insured Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2004B:	No Opt. Call	AA	1,029,610
3,955	5.250%, 7/01/17 – FGIC Insured	7/14 at 100.00	AA	4,080,492
2,000	5.250%, 7/01/18 – FGIC Insured	7/14 at 100.00	AA	2,023,180
2,000	5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	AA	1,858,180
4,500	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2006, 5.000%, 7/01/37 – AMBAC Insured	7/16 at 100.00	AA	3,811,680
2,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Refunding Bonds, Series 2001, 5.000%, 7/01/21 – FGIC Insured	7/11 at 101.00	A3	1,916,520
7,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998A, 5.000%, 10/01/24 – FGIC Insured (Alternative Minimum Tax)	4/09 at 101.00	AA	6,054,900
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998C, 5.000%, 10/01/23 – MBIA Insured (Alternative Minimum Tax)	4/09 at 101.00	AA	3,282,520
1,320	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005A, 5.000%, 10/01/38 – CIFG Insured (Alternative Minimum Tax)	10/15 at 100.00	A2	945,358
5,000	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Series 2005, 5.000%, 7/01/16 – AMBAC Insured	7/15 at 101.00	AA	5,072,800

42,000	Total Transportation			37,719,681

24

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed – 16.4% (10.0% of Total Investments) (4)
$1,500	Bradford County Health Facility Authority, Florida, Revenue Refunding Bonds, Santa Fe Healthcare Inc., Series 1993, 6.050%, 11/15/16 (ETM)	No Opt. Call	AAA	$1,653,015
750	Gainesville, Florida, Utilities System Revenue Bonds, Series 2003A, 5.250%, 10/01/21 (Pre-refunded 10/01/13)	10/13 at 100.00	AA (4)	817,808
2,600	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	A1 (4)	2,849,054
	North Broward Hospital District, Florida, Revenue and Improvement Bonds, Series 2001:
8,175	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A (4)	8,796,791
825	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A (4)	887,750
5,000	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 5.250%, 11/15/18 (Pre-refunded 11/15/12)	11/12 at 101.00	A2 (4)	5,414,550
	Healthcare System, Series 2002, 5.750%, 12/01/32 (Pre-refunded 12/01/12) – Insured		AAA
4,625	South Broward Hospital District, Florida, Hospital Revenue Bonds, Series 2002, 5.625%, 5/01/32 (Pre-refunded 5/01/12)	5/12 at 101.00	AA- (4)	5,030,936

26,475	Total U.S. Guaranteed			28,731,094

	Utilities – 10.1% (6.1% of Total Investments)
4,800	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	Baa2	4,511,904
9,440	JEA St. John’s River Power Park System, Florida, Revenue Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/15	10/11 at 100.00	AA2	9,692,426
1,220	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2001, 5.250%, 10/01/17	10/11 at 101.00	AA1	1,263,408
445	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/17	10/12 at 100.00	AA1	460,833
650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA	595,049
1,170	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA	1,132,326

17,725	Total Utilities			17,655,946

25

NUF	Nuveen Florida Quality Income Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)

Principal	Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Water and Sewer – 11.9% (7.2% of Total Investments)
$1,500	Hollywood, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2003, 5.000%, 10/01/20 – FSA Insured	10/13 at 100.00	AAA	$1,481,400
	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A:
3,235	5.000%, 10/01/18 – FGIC Insured	10/13 at 100.00	AA	3,274,208
5,090	5.000%, 10/01/19 – FGIC Insured	10/13 at 100.00	AA	5,120,642
3,000	5.000%, 10/01/23 – FGIC Insured	10/13 at 100.00	AA	2,904,870
1,065	Lee County Industrial Development Authority, Florida, Utilities Revenue Bonds, Bonita Springs Utilities Inc. Project, Series 2002, 5.000%, 11/01/19 – MBIA Insured (Alternative Minimum Tax)	11/12 at 100.00	AA	934,122
3,275	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, Trust 2622, 9.486%,10/01/36 (IF)	10/16 at 100.00	AAA	2,504,294
5,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/31	10/16 at 100.00	AAA	4,621,200

22,165	Total Water and Sewer			20,840,736

$311,735	Total Investments (cost $311,873,702) – 164.6%			288,562,578

	Other Assets Less Liabilities – 2.1%			3,732,249

	Preferred Shares, at Liquidation Value – (66.7)% (5)			(117,000,000)

	Net Assets Applicable to Common Shares – 100%			$175,294,827

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Preferred Shares, at Liquidation Value as a percentage of Total Investments is 40.5%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.
See accompanying notes to financial statements.

26

NFL	Nuveen Insured Florida Premium Income Municipal Fund
Portfolio of INVESTMENTS

October 31, 2008 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 4.6% (2.9% of Total Investments)
$10,255	Tampa, Florida, Revenue Bonds, University of Tampa, Series 2006, 5.000%, 4/01/35 – CIFG Insured	4/16 at 100.00	N/R	$8,458,427

	Health Care – 3.9% (2.5% of Total Investments)
2,000	Brevard County Health Facilities Authority, Florida, Hospital Revenue Bonds, Holmes Regional Medical Center Project, Series 1996, 5.625%, 10/01/14 – MBIA Insured	4/09 at 100.00	AA	2,000,300
1,915	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – FSA Insured	6/18 at 100.00	AAA	1,680,508
2,500	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 – MBIA Insured	No Opt. Call	AA	2,764,450
1,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – MBIA Insured	4/17 at 100.00	AA	833,130

7,415	Total Health Care			7,278,388

	Housing/Multifamily – 10.7% (6.8% of Total Investments)
975	Broward County Housing Finance Authority, Florida, GNMA Collateralized Multifamily Housing Revenue Refunding Bonds, Pompano Oaks Apartments, Series 1997, 6.000%, 12/01/27 (Alternative Minimum Tax)	12/08 at 101.00	AAA	893,217
	Collier County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Saxon
	Manor Isles Project, Series 1998B:
1,260	5.350%, 9/01/18 – FSA Insured (Alternative Minimum Tax)	3/09 at 100.00	AAA	1,191,393
1,000	5.400%, 9/01/23 – FSA Insured (Alternative Minimum Tax)	3/09 at 100.00	AAA	887,050
	Collier County Housing Finance Authority, Florida, Multifamily Housing Revenue Refunding Bonds, Saxon Manor Isles Project, Series 1998A, Subseries 1:
1,040	5.350%, 9/01/18 – FSA Insured (Alternative Minimum Tax)	3/09 at 100.00	AAA	983,372
1,400	5.400%, 9/01/23 – FSA Insured (Alternative Minimum Tax)	3/09 at 100.00	AAA	1,241,870
	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
1,230	5.650%, 9/01/17 – FSA Insured (Alternative Minimum Tax)	3/09 at 100.00	AAA	1,206,716
1,890	5.750%, 9/01/29 – FSA Insured (Alternative Minimum Tax) (4)	3/09 at 100.00	AAA	1,653,334
1,395	Florida Housing Finance Agency, Housing Revenue Bonds, Riverfront Apartments, Series 1997A, 6.250%, 4/01/37 – AMBAC Insured (Alternative Minimum Tax)	4/09 at 100.00	AA	1,243,154
950	Florida Housing Finance Agency, Housing Revenue Bonds, Turtle Creek Apartments, Series 1996C-1, 6.100%, 5/01/16 – AMBAC Insured (Alternative Minimum Tax)	11/08 at 100.00	AA	949,972
2,040	Florida Housing Finance Corporation, GNMA Collateralized Housing Revenue Bonds, Cobblestone Apartments, Series 2000K-1, 6.000%, 12/01/33 (Alternative Minimum Tax)	12/10 at 102.00	AAA	1,907,318
2,475	Florida Housing Finance Corporation, GNMA Collateralized Housing Revenue Bonds, Raintree Apartments, Series 2000J-1, 5.950%, 3/01/35 (Alternative Minimum Tax)	9/10 at 102.00	AAA	2,135,059
3,290	Jacksonville, Florida, GNMA Collateralized Housing Revenue Refunding Bonds, Windermere Manor Apartments, Series 1993A, 5.875%, 3/20/28	3/09 at 100.00	AAA	3,330,105
1,425	Miami-Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Country Club Villas II Project, Series 2001-1A, 5.750%, 7/01/27 – FSA Insured (Alternative Minimum Tax)	6/11 at 100.00	AAA	1,269,347

27

NFL	Nuveen Insured Florida Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)
$1,065	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Westlake Apartments Phase II, Series 2002, 5.150%, 7/01/22 – FSA Insured (Alternative Minimum Tax)	7/12 at 100.00	AAA	$930,299

21,435	Total Housing/Multifamily			19,822,206

	Housing/Single Family – 0.7% (0.4% of Total Investments)
30	Broward County Housing Finance Authority, Florida, Single Family Mortgage Revenue Refunding Bonds, Series 1999B, 5.250%, 4/01/31 – MBIA Insured (Alternative Minimum Tax)	4/09 at 101.00	BBB+	24,102
670	Escambia County Housing Finance Authority, Florida, Multi-County Single Family Mortgage Revenue Bonds, Series 1999, 5.200%, 4/01/32 – MBIA Insured (Alternative Minimum Tax)	4/09 at 101.00	AAA	530,138
3,495	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2000-4 , 0.000%, 7/01/30 – FSA Insured (Alternative Minimum Tax)	1/10 at 24.65	AAA	808,079

4,195	Total Housing/Single Family			1,362,319

	Tax Obligation/General – 2.2% (1.4% of Total Investments)
940	Florida State Board of Education, Full Faith and Credit, Public Education Capital Outlay Bonds, Series 2001C, 5.125%, 6/01/29 – FGIC Insured	6/11 at 101.00	AAA	891,299
1,895	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2005B, 5.000%, 6/01/25 – AMBAC Insured	6/15 at 100.00	AA	1,788,766
1,390	Venice, Florida, General Obligation Bonds, Series 2004, 5.000%, 2/01/24 – AMBAC Insured	2/14 at 100.00	AA	1,322,891

4,225	Total Tax Obligation/General			4,002,956

	Tax Obligation/Limited – 65.7% (42.0% of Total Investments)
3,820	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.250%, 7/01/19 – MBIA Insured	7/13 at 100.00	AA	3,790,471
1,500	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 – MBIA Insured	10/14 at 100.00	AA	1,452,435
3,000	Collier County, Florida, Gas Tax Revenue Bonds, Series 2005, 5.000%, 6/01/22 – AMBAC Insured	6/15 at 100.00	AA	2,822,070
1,555	DeSoto County, Florida, Capital Improvement Revenue Bonds, Series 2002, 5.250%, 10/01/20 – MBIA Insured	4/12 at 101.00	AA	1,549,480
	Destin, Florida, Capital Improvement Revenue Bonds, Series 2002:
1,000	5.000%, 8/01/27 – MBIA Insured	8/12 at 101.00	A2	995,350
1,000	5.125%, 8/01/31 – MBIA Insured	8/12 at 101.00	A2	929,520
2,500	Escambia County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 2/01/22 – MBIA Insured	2/15 at 100.00	AA	2,323,175
2,500	Flagler County School Board, Florida, Certificates of Participation, Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 – FSA Insured	8/15 at 100.00	AAA	2,237,350
1,200	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – MBIA Insured	10/15 at 100.00	AA	1,058,676
1,435	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2003A, 5.000%, 7/01/19 – FGIC Insured	7/13 at 101.00	AA	1,444,758
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
3,365	5.375%, 11/01/25 – MBIA Insured	11/10 at 101.00	AA	3,190,828
3,345	5.375%, 11/01/30 – MBIA Insured	11/10 at 101.00	AA	3,076,162
1,000	Florida Municipal Loan Council, Revenue Bonds, Series 2001A, 5.250%, 11/01/18 – MBIA Insured	11/11 at 101.00	AA	1,000,820
2,230	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund – Intermodal Program, Series 1999, 5.500%, 10/01/23 – FGIC Insured (Alternative Minimum Tax)	10/09 at 101.00	AA+	1,934,391
5,200	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-1-2001, Series 1985E, 4.750%, 12/01/20 (Mandatory put 12/01/11) – FGIC Insured	12/11 at 101.00	N/R	5,264,896

28

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)
$1,080	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-3-1996, Series 1985B, 5.900%, 12/01/15 (Mandatory put 12/01/10) – FGIC Insured	12/08 at 100.00	N/R	$1,081,944
1,020	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-3-1996, Series 1985C, 5.900%, 12/01/15 (Mandatory put 12/01/08) – FGIC Insured	12/08 at 100.00	N/R	1,021,836
1,500	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 7-3-2000, Series 1985E, 5.750%, 12/01/20 (Mandatory put 12/01/19) – FGIC Insured	12/10 at 101.00	Baa3	1,509,825
6,000	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 – MBIA Insured	7/13 at 100.00	AA	5,603,760
2,000	Hillsborough County, Florida, Community Investment Tax Revenue Bonds, Series 2004, 5.000%, 5/01/23 – AMBAC Insured	11/13 at 101.00	AA+	1,951,660
1,000	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 – FGIC Insured	10/15 at 100.00	AA+	952,760
2,595	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 – MBIA Insured	7/15 at 100.00	AA	2,440,390
1,000	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005, 5.000%, 5/01/25 – MBIA Insured	5/15 at 102.00	A2	901,990
1,480	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.250%, 10/01/20 – MBIA Insured	10/13 at 100.00	AA	1,492,032
1,280	Lake County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 7/01/21 – AMBAC Insured	7/14 at 100.00	AA	1,214,234
	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B:
1,730	5.000%, 10/01/18 – AMBAC Insured	10/12 at 100.00	AA	1,702,597
2,000	5.000%, 10/01/19 – AMBAC Insured	10/12 at 100.00	AA	1,980,040
1,230	Lee County, Florida, Local Option Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/20 – FGIC Insured	10/14 at 100.00	A3	1,198,709
2,000	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006B, 5.000%, 11/01/31 – AMBAC Insured	11/16 at 100.00	AA	1,752,240
18,000	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 1997A, 0.000%, 10/01/21 – MBIA Insured	4/09 at 52.08	AA	8,149,320
4,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – FSA Insured	7/18 at 100.00	AAA	3,523,800
1,000	Orange County School Board, Florida, Certificates of Participation, Series 2007A, 5.000%, 8/01/27 – FGIC Insured	8/17 at 100.00	AA	879,040
3,180	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/19 – FGIC Insured	1/13 at 100.00	AA	3,181,526
2,500	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	A+	2,179,475
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
2,500	5.000%, 4/01/21 – MBIA Insured	4/14 at 100.00	A2	2,461,300
5,500	5.000%, 4/01/23 – MBIA Insured	4/14 at 100.00	A2	5,134,965
2,150	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/24 – FGIC Insured	8/14 at 100.00	AA	1,977,936
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 – MBIA Insured	8/17 at 100.00	AA	2,708,520
4,115	Palm Beach County, Florida, Administrative Complex Revenue Refunding Bonds, Series 1993, 5.250%, 6/01/11 – FGIC Insured	No Opt. Call	AA	4,174,462
4,000	Palm Beach County, Florida, Revenue Refunding Bonds, Criminal Justice Facilities, Series 1993, 5.375%, 6/01/10 – FGIC Insured	No Opt. Call	AA	4,104,400

29

NFL	Nuveen Insured Florida Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)
$1,300	Plantation, Florida, Non-Ad Valorem Revenue Refunding and Improvement Bonds, Series 2003, 5.000%, 8/15/21 – FSA Insured	8/13 at 100.00	Aaa	$1,279,408
1,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – MBIA Insured	7/17 at 100.00	AA	840,440
3,500	School Board of Duval County, Florida, Certificates of Participation, Master Lease Program, Series 2008, 5.000%, 7/01/33 – FSA Insured	7/17 at 100.00	Aaa	3,072,475
4,260	St. Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 – FSA Insured	7/14 at 100.00	AAA	4,016,584
	St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional Sports Facility, Series 2003:
1,475	5.125%, 10/01/20 – FSA Insured	10/13 at 100.00	Aaa	1,480,974
1,555	5.125%, 10/01/21 – FSA Insured	10/13 at 100.00	Aaa	1,548,391
1,245	Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002, 5.000%, 4/01/22 – FGIC Insured	4/12 at 100.00	A+	1,209,405
4,275	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/24 – FSA Insured	8/15 at 100.00	Aaa	4,021,322
2,000	Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/21 – FSA Insured	10/14 at 100.00	AAA	1,968,160
6,000	Volusia County, Florida, School Board Certificates of Participation, Series 2007, Trust 1035,6.906%, 8/01/32 – FSA Insured (IF)	8/17 at 100.00	Aa3	4,541,160
1,785	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 – FSA Insured	12/14 at 100.00	Aaa	1,695,929

138,905	Total Tax Obligation/Limited			122,023,391

	Transportation – 5.6% (3.5% of Total Investments)
2,150	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 100.00	AA	1,991,889
1,100	Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995, 5.750%, 10/01/15 – MBIA Insured	4/09 at 100.00	AA	1,102,420
2,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 – FSA Insured	10/13 at 100.00	AAA	2,040,940
5,615	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/19 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	5,217,739

10,865	Total Transportation			10,352,988

	U.S. Guaranteed – 18.6% (11.9% of Total Investments) (5)
5,325	Escambia County Housing Finance Authority, Florida, Dormitory Revenue Bonds, University of West Florida Foundation Inc., Series 1999, 5.750%, 6/01/31 (Pre-refunded 6/01/09) – MBIA Insured	6/09 at 101.00	AA (5)	5,505,518
3,945	Florida Governmental Utility Authority, Utility System Revenue Bonds, Citrus Project, Series 2003, 5.000%, 10/01/23 (Pre-refunded 10/01/13) – AMBAC Insured	10/13 at 100.00	AA (5)	4,257,207
4,750	Florida Housing Finance Corporation, Housing Revenue Bonds, Augustine Club Apartments, Series 2000D-1, 5.750%, 10/01/30 (Pre-refunded 10/01/10) – MBIA Insured	10/10 at 102.00	Aaa	5,137,458
10,000	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2001, 0.000%, 9/01/29 (Pre-refunded 9/01/11) – MBIA Insured	9/11 at 34.97	AA (5)	3,184,900
1,830	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2003, 5.000%, 9/01/21 (Pre-refunded 9/01/13) – MBIA Insured	9/13 at 100.00	AA (5)	1,973,124
5,715	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – MBIA Insured (ETM)	No Opt. Call	AAA	6,330,620
	St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993:
5,000	5.500%, 10/01/15 – FGIC Insured (ETM)	No Opt. Call	N/R (5)	5,377,800
1,200	5.500%, 10/01/21 – FGIC Insured (ETM)	No Opt. Call	N/R (5)	1,260,624

30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)
$1,500	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph’s Hospital, Series 1993, 5.125%, 12/01/23 – MBIA Insured (ETM)	12/08 at 100.00	AA (5)	$1,520,595

39,265	Total U.S. Guaranteed			34,547,846

	Utilities – 7.9% (5.0% of Total Investments)
3,000	Leesburg, Florida, Utility Revenue Bonds, Series 2007, 5.000%, 10/01/37 – MBIA Insured	10/17 at 100.00	AA	2,539,740
8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	AA	6,187,360
3,525	Palm Beach County Solid Waste Authority, Florida, Revenue Refunding Bonds, Series 1997A, 6.000%, 10/01/09 – AMBAC Insured	No Opt. Call	AA	3,651,054
2,500	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – MBIA Insured	10/15 at 100.00	AA	2,342,725

17,025	Total Utilities			14,720,879

	Water and Sewer – 37.1% (23.6% of Total Investments)
1,250	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/24 – AMBAC Insured	9/15 at 100.00	Aa3	1,154,525
	Broward County, Florida, Water and Sewer Utility Revenue Bonds, Series 2003:
5,000	5.000%, 10/01/21 – MBIA Insured	10/13 at 100.00	AA	4,920,400
4,500	5.000%, 10/01/24 – MBIA Insured	10/13 at 100.00	AA	4,327,785
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
5,110	5.000%, 11/01/27 – SYNCORA GTY Insured	11/17 at 100.00	AAA	4,834,162
12,585	5.000%, 11/01/32 – SYNCORA GTY Insured	11/17 at 100.00	AAA	11,359,974
	Davie, Florida, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 2003:
910	5.250%, 10/01/17 – AMBAC Insured	10/13 at 100.00	AA	919,573
475	5.250%, 10/01/18 – AMBAC Insured	10/13 at 100.00	AA	480,510
	Deltona, Florida, Utility Systems Water and Sewer Revenue Bonds, Series 2003:
1,250	5.250%, 10/01/22 – MBIA Insured	10/13 at 100.00	AA	1,204,525
1,095	5.000%, 10/01/23 – MBIA Insured	10/13 at 100.00	AA	1,020,704
1,225	5.000%, 10/01/24 – MBIA Insured	10/13 at 100.00	AA	1,131,177
1,000	Florida Governmental Utility Authority, Utility System Revenue Bonds, Golden Gate Project, Series 1999, 5.000%, 7/01/29 – AMBAC Insured	7/09 at 101.00	Aa3	865,350
8,000	Indian River County, Florida, Water and Sewer Revenue Bonds, Series 1993A, 5.250%, 9/01/24 – FGIC Insured	3/09 at 102.00	AA	7,603,120
1,000	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 10/01/14 – FGIC Insured	10/13 at 100.00	AA	1,034,720
1,500	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2007B, 5.000%, 10/01/24 – MBIA Insured	10/14 at 100.00	AA	1,425,645
1,450	Jupiter, Florida, Water Revenue Bonds, Series 2003, 5.000%, 10/01/22 – AMBAC Insured	10/13 at 100.00	AA	1,428,511
2,000	Manatee County, Florida, Public Utilities Revenue Bonds, Series 2003, 5.125%, 10/01/20 – MBIA Insured	10/13 at 100.00	Aa3	2,008,100
	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003:
1,350	5.250%, 10/01/17 – MBIA Insured	10/13 at 100.00	AA	1,388,583
1,000	5.250%, 10/01/18 – MBIA Insured	10/13 at 100.00	AA	1,019,020
2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2008B, 5.250%, 10/01/22 – FSA Insured	No Opt. Call	AAA	1,990,140
1,750	Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay Utility Corporation, Series 2003, 5.000%, 10/01/20 – MBIA Insured	10/13 at 100.00	AA	1,731,363
	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003:
1,000	5.250%, 10/01/19 – MBIA Insured	10/13 at 100.00	AA	1,012,910
500	5.250%, 10/01/20 – MBIA Insured	10/13 at 100.00	AA	502,770
500	5.250%, 10/01/21 – MBIA Insured	10/13 at 100.00	AA	499,510

31

NFL	Nuveen Insured Florida Premium Income Municipal Fund (continued) Portfolio of INVESTMENTS October 31, 2008 (Unaudited)

Principal	Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)
$1,170	Polk County, Florida, Utility System Revenue Bonds, Series 2004A, 5.000%, 10/01/24 – FGIC Insured Port St. Lucie, Florida, Stormwater Utility System Revenue Refunding Bonds, Series 2002:	10/14 at 100.00	A2	$1,075,803
1,190	5.250%, 5/01/15 – MBIA Insured	5/12 at 100.00	AA	1,217,798
1,980	5.250%, 5/01/17 – MBIA Insured	5/12 at 100.00	AA	1,996,276
1,000	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2004, 5.000%, 9/01/21 – MBIA Insured	9/14 at 100.00	A2	947,540
	Sebring, Florida, Water and Wastewater Revenue Refunding Bonds, Series 2002:
1,360	5.250%, 1/01/17 – FGIC Insured	1/13 at 100.00	AA	1,373,573
770	5.250%, 1/01/18 – FGIC Insured	1/13 at 100.00	AA	777,685
500	5.250%, 1/01/20 – FGIC Insured	1/13 at 100.00	AA	498,290
3,530	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – MBIA Insured	No Opt. Call	AA	3,770,993
1,300	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1996, 5.800%, 10/01/11 – AMBAC Insured	4/09 at 100.00	AA	1,302,340
2,000	Village Center Community Development District, Florida, Utility Revenue Bonds, Series 2003, 5.250%, 10/01/23 – MBIA Insured	10/13 at 101.00	AA	1,947,480

71,250	Total Water and Sewer			68,770,855

$324,835	Total Investments (cost $306,183,861) – 157.0%			291,340,255

	Other Assets Less Liabilities – 2.8%			5,226,933

	Preferred Shares, at Liquidation Value – (59.8)% (6)			(111,000,000)

	Net Assets Applicable to Common Shares – 100%			$185,567,188

At least 80% of the Fund’s net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and

Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Portion of investment has been pledged to collateralize the net payment obligations under futures contracts entered into by the Fund during the period.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	Preferred Shares, at Liquidation Value as a percentage of Total Investments is 38.1%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

32

NWF	Nuveen Insured Florida Tax-Free Advantage Municipal Fund
Portfolio of INVESTMENTS
October 31, 2008 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.4% (0.9% of Total Investments)
$1,685	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	$685,795

	Education and Civic Organizations – 14.6% (9.3% of Total Investments)
2,240	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/14 – AMBAC Insured	No Opt. Call	AA	2,350,298
1,985	North Miami, Florida, Educational Facilities Revenue Refunding Bonds, Johnson and Wales University, Series 2003A, 5.000%, 4/01/19 – SYNCORA GTY Insured	4/13 at 100.00	BBB-	1,853,633
1,500	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Series 2005, 5.000%, 10/15/35 – RAAI Insured	10/15 at 100.00	A3	1,122,510
	Volusia County Educational Facilities Authority, Florida, Revenue Refunding Bonds, Embry-Riddle Aeronautical University, Series 2003:
1,000	5.200%, 10/15/26 – RAAI Insured	10/13 at 100.00	A3	834,580
1,250	5.200%, 10/15/33 – RAAI Insured	10/13 at 100.00	A3	982,588

7,975	Total Education and Civic Organizations			7,143,609

	Health Care – 5.4% (3.4% of Total Investments)
	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
1,000	5.250%, 6/01/26	6/16 at 100.00	BBB+	795,360
350	5.500%, 6/01/38 – FSA Insured	6/18 at 100.00	AAA	307,143
1,300	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 – MBIA Insured	11/15 at 100.00	AA	1,111,708
500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – MBIA Insured	4/17 at 100.00	AA	416,565

3,150	Total Health Care			2,630,776

	Housing/Single Family – 1.0% (0.7% of Total Investments)
480	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AAA	510,610

	Tax Obligation/Limited – 58.4% (36.9% of Total Investments)
400	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 – MBIA Insured	10/14 at 100.00	AA	387,316
1,000	Escambia County, Florida, Sales Tax Revenue Refunding Bonds, Series 2002, 5.250%, 10/01/17 – AMBAC Insured	10/12 at 101.00	AA	1,028,580
500	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – MBIA Insured	10/15 at 100.00	AA	441,115
1,500	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 – MBIA Insured	7/13 at 100.00	AA	1,400,940
2,270	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding and Improvement Bonds, Series 2002, 5.375%, 10/01/18 – FGIC Insured	10/12 at 100.00	AA+	2,283,325
2,265	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B, 5.000%, 10/01/20 – AMBAC Insured	10/12 at 100.00	AA	2,207,378
100	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – FSA Insured	7/18 at 100.00	AAA	88,095

33

NWF	Nuveen Insured Florida Tax-Free Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)
$2,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/17 – FGIC Insured	1/13 at 100.00	AA	$2,030,940
1,500	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/32 – FGIC Insured	1/13 at 100.00	AA	1,355,820
3,335	Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds, Series 2004, 5.250%, 10/01/20 – MBIA Insured	10/14 at 100.00	AA	3,371,985
2,670	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.000%, 8/01/28 – FSA Insured	8/12 at 100.00	AAA	2,452,902
2,000	Palm Beach Gardens, Florida, Special Obligation Revenue Bonds, Series 2004, 5.000%, 5/01/20- AMBAC Insured	2/13 at 100.00	AA	1,994,800
1,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – MBIA Insured	7/17 at 100.00	AA	840,440
2,115	Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 9/01/23 – MBIA Insured	9/13 at 100.00	AA	2,048,124
500	School Board of Duval County, Florida, Certificates of Participation, Master Lease Program, Series 2008, 5.000%, 7/01/33 – FSA Insured	7/17 at 100.00	Aaa	438,925
1,730	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/24 – AMBAC Insured	10/14 at 100.00	AA	1,616,322
4,000	St. Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 – FSA Insured	7/14 at 100.00	AAA	3,771,440
1,000	Vista Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A2, 5.000%, 5/01/34 – RAAI Insured	5/17 at 100.00	A3	760,830

29,885	Total Tax Obligation/Limited			28,519,277

	Transportation – 11.6% (7.4% of Total Investments)
2,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002A, 5.125%, 10/01/32 – FSA Insured (4)	10/12 at 100.00	AAA	1,853,460
2,105	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 – FSA Insured (4)	10/13 at 100.00	AAA	2,148,089
1,730	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/22 – AMBAC Insured	10/14 at 100.00	AA	1,685,920

5,835	Total Transportation			5,687,469

	U.S. Guaranteed – 36.5% (23.1% of Total Investments) (5)
1,660	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2003, 5.375%, 2/15/26 (Pre-refunded 2/15/13) – FSA Insured	2/13 at 100.00	AAA	1,804,935
180	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 (Pre-refunded 11/15/15) – MBIA Insured	11/15 at 100.00	A1 (5)	192,861
3,500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R (5)	3,826,791
500	North Port, Florida, Utility System Revenue Bonds, Series 2000, 5.000%, 10/01/25 (Pre-refunded 10/01/10) – FSA Insured	10/10 at 101.00	Aaa	528,640
3,370	Osceola County School Board, Florida, Certificates of Participation, Series 2002A, 5.125%, 6/01/20 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 101.00	Aa3 (5)	3,597,273
1,950	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.250%, 8/01/20 (Pre-refunded 8/01/12) – FSA Insured	8/12 at 100.00	AAA	2,099,975
2,800	Pinellas County Health Facilities Authority, Florida, Revenue Bonds, Baycare Health System, Series 2003, 5.750%, 11/15/27 (Pre-refunded 5/15/13)	5/13 at 100.00	Aa3 (5)	3,094,392
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) – FSA Insured	7/12 at 101.00	AAA	1,089,660
1,500	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida, Series 2003, 5.200%, 11/15/28 (Pre-refunded 2/01/13)	2/13 at 100.00	Aaa	1,615,470

16,460	Total U.S. Guaranteed			17,849,997

34

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Water and Sewer – 29.0% (18.3% of Total Investments)
$1,000	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/25 – AMBAC Insured	9/15 at 100.00	Aa3	$915,680
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
1,500	5.000%, 11/01/27 – SYNCORA GTY Insured	11/17 at 100.00	AAA	1,419,030
3,000	5.000%, 11/01/32 – SYNCORA GTY Insured	11/17 at 100.00	AAA	2,707,980
1,525	Fernandina Beach, Florida, Utility Acquisition and Improvement Revenue Bonds, Series 2003, 5.000%, 9/01/23 – FGIC Insured	9/13 at 100.00	AA	1,396,092
3,000	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/27 – MBIA Insured	10/13 at 100.00	AA	2,834,970
2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – FGIC Insured	10/09 at 101.00	A+	1,853,120
500	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2008B, 5.250%, 10/01/22 – FSA Insured	No Opt. Call	AAA	497,535
1,095	Palm Bay, Florida, Utility System Revenue Bonds, Series 2004, 5.250%, 10/01/20 – MBIA Insured	10/14 at 100.00	AA	1,107,144
1,500	Port St. Lucie, Florida, Stormwater Utility System Revenue Refunding Bonds, Series 2002, 5.000%, 5/01/23 – MBIA Insured	5/12 at 100.00	AA	1,424,295

15,120	Total Water and Sewer			14,155,846

$80,590	Total Investments (cost $81,468,541) – 157.9%			77,183,379

	Other Assets Less Liabilities – 1.4%			691,380

	Preferred Shares, at Liquidation Value – (59.3)% (6)			(29,000,000)

	Net Assets Applicable to Common Shares – 100%			$48,874,759

At least 80% of the Fund’s net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Portion of investment has been pledged to collateralize the net payment obligations under futures contracts entered into by the Fund during the period.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.6%.

N/R	Not rated.
See accompanying notes to financial statements.

35

Statement of
ASSETS & LIABILITIES
October 31, 2008 (Unaudited)

	Florida	Florida	Insured Florida	Insured Florida
	Investment Quality	Quality Income	Premium Income	Tax-Free Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Assets
Investments, at value (cost $343,875,448, $311,873,702, $306,183,861 and $81,468,541, respectively)	$317,867,107	$288,562,578	$291,340,255	$77,183,379
Cash	6,319,276	400,695	2,679,264	—
Receivables:
Interest	4,460,336	3,915,755	3,439,450	1,007,663
Investments sold	—	376,969	50,000	—
Other assets	40,373	30,013	40,888	2,482

Total assets	328,687,092	293,286,010	297,549,857	78,193,524

Liabilities
Cash overdraft	—	—	—	68,052
Payables:
Common share dividends	857,185	698,435	721,338	197,205
Preferred share dividends	44,457	34,170	12,467	4,749
Accrued expenses:
Management fees	176,911	158,271	159,331	26,678
Other	116,933	100,307	89,533	22,081

Total liabilities	1,195,486	991,183	982,669	318,765

Preferred shares, at liquidation value	132,000,000	117,000,000	111,000,000	29,000,000

Net assets applicable to Common shares	$195,491,606	$175,294,827	$185,567,188	$48,874,759

Common shares outstanding	16,368,802	14,154,895	14,218,896	3,882,373

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$11.94	$12.38	$13.05	$12.59

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$163,688	$141,549	$142,189	$38,824
Paid-in surplus	228,858,884	204,131,712	201,990,758	54,746,905
Undistributed (Over-distribution of) net investment income	49,866	(829,788)	(368,571)	(167,111)
Accumulated net realized gain (loss) from investments and derivative transactions	(7,572,491)	(4,837,522)	(1,353,582)	(1,458,697)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(26,008,341)	(23,311,124)	(14,843,606)	(4,285,162)

Net assets applicable to Common shares	$195,491,606	$175,294,827	$185,567,188	$48,874,759

Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

36

Statement of
OPERATIONS
Six Months Ended October 31, 2008 (Unaudited)

	Florida	Florida	Insured Florida	Insured Florida
	Investment Quality	Quality Income	Premium Income	Tax-Free Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Investment Income	$9,618,344	$7,831,514	$7,833,736	$1,956,179

Expenses
Management fees	1,123,922	994,418	993,966	264,046
Preferred shares – auction fees	166,356	147,452	139,890	36,548
Preferred shares – dividend disbursing agent fees	10,064	15,080	10,075	5,027
Shareholders’ servicing agent fees and expenses	8,219	5,718	5,907	387
Interest expense on floating rate obligations	43,764	—	—	—
Custodian’s fees and expenses	34,630	42,679	29,502	10,126
Trustees’ fees and expenses	3,374	3,051	3,095	877
Professional fees	14,452	13,301	12,034	6,830
Shareholders’ reports – printing and mailing expenses	22,221	20,661	18,225	7,357
Stock exchange listing fees	4,635	4,635	4,635	276
Investor relations expense	22,059	19,155	17,911	5,173
Other expenses	9,784	9,449	9,336	7,592

Total expenses before custodian fee credit and expense reimbursement	1,463,480	1,275,599	1,244,576	344,239
Custodian fee credit	(20,219)	(3,502)	(25,565)	(3,591)
Expense reimbursement	—	—	—	(99,248)

Net expenses	1,443,261	1,272,097	1,219,011	241,400

Net investment income	8,175,083	6,559,417	6,614,725	1,714,779

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,721,322)	(473,784)	(734,015)	(7,197)
Forward Swaps	(765,000)	—	104,696	97,716
Futures	—	—	523,422	84,406
Change in net unrealized appreciation (depreciation) of:
Investments	(36,180,253)	(28,547,226)	(23,402,401)	(6,044,204)
Forward swaps	821,435	—	(133,108)	(124,234)

Net realized and unrealized gain (loss)	(38,845,140)	(29,021,010)	(23,641,406)	(5,993,513)

Distributions to Preferred Shareholders
From net investment income	(2,542,969)	(2,266,472)	(2,150,354)	(561,282)

Decrease in net assets applicable to Common shares from distributions to Preferred shareholders	(2,542,969)	(2,266,472)	(2,150,354)	(561,282)

Net increase (decrease) in net assets applicable to Common shares from operations	$(33,213,026)	$(24,728,065)	$(19,177,035)	$(4,840,016)

See accompanying notes to financial statements.

37

Statement of
CHANGES in NET ASSETS (Unaudited)

	Florida Investment Quality (NQF)		Florida Quality Income (NUF)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	10/31/08	4/30/08	10/31/08	4/30/08

Operations
Net investment income	$8,175,083	$15,948,403	$6,559,417	$13,478,397
Net realized gain (loss) from:
Investments	(2,721,322)	(2,926,121)	(473,784)	(4,195,080)
Forward swaps	(765,000)	287,000	—	—
Futures	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(36,180,253)	(11,368,478)	(28,547,226)	(8,376,881)
Forward swaps	821,435	(682,435)	—	—
Distributions to Preferred shareholders:
From net investment income	(2,542,969)	(4,781,885)	(2,266,472)	(4,355,779)
From accumulated net realized gains	—	—	—	(44,456)

Net increase (decrease) in net assets applicable to Common shares from operations	(33,213,026)	(3,523,516)	(24,728,065)	(3,493,799)

Distributions to Common Shareholders
From net investment income	(5,401,705)	(10,949,281)	(4,529,567)	(9,321,243)
From accumulated net realized gains	—	—	—	(101,970)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(5,401,705)	(10,949,281)	(4,529,567)	(9,423,213)

Capital Share Transactions
Common shares repurchased	—	(2,896,057)	—	(1,977,228)

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(2,896,057)	—	(1,977,228)

Net increase (decrease) in net assets applicable to Common shares	(38,614,731)	(17,368,854)	(29,257,632)	(14,894,240)
Net assets applicable to Common shares at the beginning of period	234,106,337	251,475,191	204,552,459	219,446,699

Net assets applicable to Common shares at the end of period	$195,491,606	$234,106,337	$175,294,827	$204,552,459

Undistributed (Over-distribution of) net investment income at the end of period	$49,866	$(180,543)	$(829,788)	$(593,166)

See accompanying notes to financial statements.

38

	Insured Florida Premium		Insured Florida
	Income (NFL)		Tax-Free Advantage (NWF)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	10/31/08	4/30/08	10/31/08	4/30/08

Operations
Net investment income	$6,614,725	$13,594,373	$1,714,779	$3,509,753
Net realized gain (loss) from:
Investments	(734,015)	(957,893)	(7,197)	(199,637)
Forward swaps	104,696	34,700	97,716	13,880
Futures	523,422	—	84,406	—
Change in net unrealized appreciation (depreciation) of:
Investments	(23,402,401)	(7,864,803)	(6,044,204)	(1,564,997)
Forward swaps	(133,108)	133,108	(124,234)	124,234
Distributions to Preferred shareholders:
From net investment income	(2,150,354)	(3,851,736)	(561,282)	(1,045,304)
From accumulated net realized gains	—	(327,094)	—	—

Net increase (decrease) in net assets applicable to Common shares from operations	(19,177,035)	760,655	(4,840,016)	837,929

Distributions to Common Shareholders
From net investment income	(4,877,081)	(9,893,964)	(1,211,300)	(2,457,543)
From accumulated net realized gains	—	(910,585)	—	—

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(4,877,081)	(10,804,549)	(1,211,300)	(2,457,543)

Capital Share Transactions
Common shares repurchased	—	(2,392,636)	—	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(2,392,636)	—	—

Net increase (decrease) in net assets applicable to Common shares	(24,054,116)	(12,436,530)	(6,051,316)	(1,619,614)
Net assets applicable to Common shares at the beginning of period	209,621,304	222,057,834	54,926,075	56,545,689

Net assets applicable to Common shares at the end of period	$185,567,188	$209,621,304	$48,874,759	$54,926,075

Undistributed (Over-distribution of) net investment income at the end of period	$(368,571)	$44,139	$(167,111)	$(109,308)

See accompanying notes to financial statements.

39

Notes to
FINANCIAL STATEMENTS (Unaudited)
1. General Information and Significant Accounting Policies
The Florida funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Florida Investment Quality Municipal Fund (NQF), Nuveen Florida Quality Income Municipal Fund (NUF), Nuveen Insured Florida Premium Income Municipal Fund (NFL) and Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF) (collectively, the “Funds”). Common shares of Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) are traded on the New York Stock Exchange while Common shares of Insured Florida Tax-Free Advantage (NWF) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.
Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida or certain U.S. territories.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.
Investment Valuation
The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2008, there were no such outstanding purchase commitments in any of the Funds.
Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.
Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. The investment policies of Insured Florida Tax-Free Advantage (NWF) permit the Fund to invest in a limited amount of out-of-state securities. Although the Fund may

40

pursue this strategy from time to time, this strategy will not impact the tax-exempt status of the Fund’s shares or of its distributions to its shareholders. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
Effective October 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.
Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.
For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the the six months ended October 31, 2008.
The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.
Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund’s Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2008, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Number of shares:
Series M	—	1,700	—	—
Series T	3,080	—	—	—
Series W	—	—	1,640	1,160
Series TH	—	1,700	2,800	—
Series F	2,200	1,280	—	—

Total	5,280	4,680	4,440	1,160

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.
These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds’ cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds’ future Common share earnings may be lower than they otherwise would have been.

41

Notes to

FINANCIAL STATEMENTS (continued) (Unaudited)
On June 11, 2008, Nuveen Investments, Inc. (“Nuveen”) announced the Fund Board’s approval of plans to use tender option bonds (TOBs), also known as “floaters” or floating rate obligations, to refinance a portion of the municipal funds’ outstanding Preferred shares, whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds. During the six months ended October 31, 2008, the Funds did not redeemed any of their outstanding Preferred shares,
Insurance
Under normal circumstances, Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) will invest at least 80% of their net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least “A” at the time of purchase by at least one independent rating agency. In addition, each Fund will invest at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are rated at least “AA” at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen, or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities rated below “AA” (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.
Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds’ Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not

42

only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.
A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No. 140) “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of “Interest expense on floating rate obligations” on the Statement of Operations.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
During the six months ended October 31, 2008, Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Insured Florida Tax-Free Advantage (NWF) did not invest in any such instruments during the the six months ended October 31, 2008.
At October 31, 2008, the Funds were not invested in any externally-deposited Recourse Trusts.

Insured
	Florida	Florida	Florida
	Investment	Quality	Premium
	Quality	Income	Income
	(NQF)	(NUF)	(NFL)

Maximum exposure	$—	$—	$—

Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) did not invest in self-deposited inverse floaters during the six months ended October 31, 2008. The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended October 31, 2008, for Florida Investment Quality (NQF) were as follows:

Florida
Investment
Quality
(NQF)

Average floating rate obligations	$3,434,185
Average annual interest rate and fees	2.53%

Forward Swap Transactions
Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying

43

Notes to

FINANCIAL STATEMENTS (continued) (Unaudited)
assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Florida Investment Quality (NQF), Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) invested in forward interest rate swap transactions during the six months ended October 31, 2008.
Futures Contracts
Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. Insured Florida Premium Income (NFL) and Insured Florida Tax Free Advantage (NWF) invested in futures contracts during the six months ended October 31, 2008.
Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.
Indemnifications
Under the Funds’ organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

44

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Fair Value Measurements
During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of each Fund’s fair value measurements as of October 31, 2008:

Florida Investment Quality (NQF)	Level 1	Level 2	Level 3	Total

Investments	$—	$317,867,107	$—	$317,867,107

Florida Quality Income (NUF)	Level 1	Level 2	Level 3	Total

Investments	$—	$288,562,578	$—	$288,562,578

Insured Florida Premium Income (NFL)	Level 1	Level 2	Level 3	Total

Investments	$—	$291,340,255	$—	$291,340,255

Insured Florida Tax-Free Advantage (NWF)	Level 1	Level 2	Level 3	Total

Investments	$—	$77,183,379	$—	$77,183,379

3. Fund Shares
The Board of Trustees approved an open-market share repurchase program on July 10, 2007, for Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) and on July 30, 2008, for Insured Florida Tax-Free Advantage (NWF) under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.
Transactions in Common shares were as follows:

	Florida		Florida
	Investment Quality (NQF)		Quality Income (NUF)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	10/31/08	4/30/08	10/31/08	4/30/08

Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased	—	(218,700)	—	(147,700)

Weighted average price per Common share repurchased	—	$13.22	—	$13.37
Weighted average discount per Common share repurchased	—	9.68%	—	10.16%

	Insured Florida		Insured Florida
	Premium Income (NFL)		Tax-Free Advantage (NWF)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	10/31/08	4/30/08	10/31/08	4/30/08

Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased	—	(174,500)	—	—

Weighted average price per Common share repurchased	—	$13.69	—	—
Weighted average discount per Common share repurchased	—	8.80%	—	—

45

Notes to

FINANCIAL STATEMENTS (continued) (Unaudited)
4. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended October 31, 2008, were as follows:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Purchases	$34,105,338	$12,047,018	$12,326,778	$978,197
Sales and maturities	44,737,438	12,524,820	13,400,988	765,000

5. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.
At October 31, 2008, the cost of investments was as follows:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Cost of investments	$343,552,958	$311,849,450	$305,957,431	$81,468,420

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2008, were as follows:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Gross unrealized:
Appreciation	$7,053,109	$2,810,251	$4,082,904	$1,210,643
Depreciation	(32,738,960)	(26,097,123)	(18,700,080)	(5,495,684)

Net unrealized appreciation (depreciation) of investments	$(25,685,851)	$(23,286,872)	$(14,617,176)	$(4,285,041)

46

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2008, the Funds’ last tax year end, were as follows:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Undistributed net tax-exempt income *	$362,721	$187,753	$626,360	$110,019
Undistributed net ordinary income **	62,652	—	—	—
Undistributed net long-term capital gains	—	—	—	—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2008, paid on May 1, 2008.

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended April 30, 2008, was designated for purposes of the dividends paid deduction as follows:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Distributions from net tax-exempt income	$15,831,036	$13,723,665	$13,780,200	$3,509,003
Distributions from net ordinary income **	—	—	—	—
Distributions from net long-term capital gains	—	145,959	1,237,160	—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
At April 30, 2008, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

		Insured
	Florida	Florida
	Investment	Tax-Free
	Quality	Advantage
	(NQF)	(NWF)

Expiration:
April 30, 2012	$—	$791,760
April 30, 2013	1,449,778	97,429
April 30, 2014	—	236,625
April 30, 2015	—	194,032
April 30, 2016	197,103	—

Total	$1,646,881	$1,319,846

The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through April 30, 2008, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Total	$2,439,288	$4,363,738	$1,150,460	$313,774

6. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

47

Notes to

FINANCIAL STATEMENTS (continued) (Unaudited)
The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

Florida Investment Quality (NQF)
Florida Quality Income (NUF)
Insured Florida Premium Income (NFL)
Average Daily Net Assets (including net assets attributable to Preferred shares)	Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For net assets over $5 billion	.3750

Insured Florida Tax-Free Advantage (NWF)
Average Daily Net Assets (including net assets attributable to Preferred shares)	Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For net assets over $2 billion	.3750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of October 31, 2008, the complex-level fee rate was .1998%.
The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level

$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

48

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.
For the first eight years of Insured Florida Tax-Free Advantage’s (NWF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,

2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32

*	From the commencement of operations.
The Adviser has not agreed to reimburse Insured Florida Tax-Free Advantage (NWF) for any portion of its fees and expenses beyond November 30, 2010.
7. New Accounting Pronouncement
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
8. Subsequent Events
Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2008, to shareholders of record on November 15, 2008, as follows:

			Insured	Insured
	Florida	Florida	Florida	Florida
	Investment	Quality	Premium	Tax-Free
	Quality	Income	Income	Advantage
	(NQF)	(NUF)	(NFL)	(NWF)

Dividend per share	$.0570	$.0540	$.0555	$.0530

49

Financial

HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions	Distributions
				from Net	from		Net			Offering
	Beginning			Investment	Capital		Investment	Capital		Costs and	Ending
	Common		Net	Income to	Gains to		Income to	Gains to		Preferred	Common
	Share	Net	Realized/	Preferred	Preferred		Common	Common		Share	Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-		Underwriting	Net Asset	Market
	Value	Income	Gain (Loss)	holders†	holders†	Total	holders	holders	Total	Discounts	Value	Value

Florida Investment Quality (NQF)

Year Ended 4/30:
2009(c)	$14.30	$.50	$(2.37)	$(.16)	$—	$(2.03)	$(.33)	$—	$(.33)	$—	11.94	$9.54
2008	15.16	.97	(.87)	(.29)	—	(.19)	(.67)	—	(.67)	—	14.30	12.77
2007(b)	14.70	.79	.47	(.23)	—	1.03	(.57)	—	(.57)	—	15.16	14.11
Year Ended 6/30:
2006	15.63	.94	(.86)	(.21)	—	(.13)	(.80)	—	(.80)	—	14.70	13.02
2005	14.81	.96	.94	(.11)	—	1.79	(.97)	—	(.97)	—	15.63	15.48
2004	15.87	1.06	(.84)	(.06)	(.01)	.15	(1.01)	(.20)	(1.21)	—	14.81	14.03

Florida Quality Income (NUF)

Year Ended 4/30:
2009(c)	14.45	.46	(2.05)	(.16)	—	(1.75)	(.32)	—	(.32)	—	12.38	9.97
2008	15.34	.95	(.86)	(.31)	— *	(.22)	(.66)	(.01)	(.67)	—	14.45	12.75
2007(b)	14.86	.78	.49	(.24)	—	1.03	(.55)	—	(.55)	—	15.34	14.04
Year Ended 6/30:
2006	15.72	.92	(.80)	(.21)	—	(.09)	(.77)	—	(.77)	—	14.86	13.07
2005	14.81	.94	1.04	(.11)	—	1.87	(.96)	—	(.96)	—	15.72	15.27
2004	15.75	1.04	(.78)	(.05)	(.01)	.20	(1.00)	(.14)	(1.14)	—	14.81	13.84

	Preferred Shares at End of Period
	Aggregate	Liquidation
	Amount	and Market	Asset
	Outstanding	Value	Coverage
	(000)	Per Share	Per Share

Florida Investment Quality (NQF)

Year Ended 4/30:
2009(c)	$132,000	$25,000	$62,025
2008	132,000	25,000	69,338
2007(b)	132,000	25,000	72,628
Year Ended 6/30:
2006	132,000	25,000	71,196
2005	132,000	25,000	74,066
2004	132,000	25,000	71,410

Florida Quality Income (NUF)

Year Ended 4/30:
2009(c)	117,000	25,000	62,456
2008	117,000	25,000	68,708
2007(b)	117,000	25,000	71,890
Year Ended 6/30:
2006	117,000	25,000	70,407
2005	117,000	25,000	73,033
2004	117,000	25,000	70,226

50

		Ratios/Supplemental Data
			Ratios to Average Net Assets						Ratios to Average Net Assets
			Applicable to Common Shares						Applicable to Common Shares
Total Returns			Before Credit/Reimbursement						After Credit/Reimbursement***
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses		Expenses		Net		Expenses		Expenses		Net		Portfolio
Market	Asset	to Common	Including		Excluding		Investment		Including		Excluding		Investment		Turnover
Value**	Value**	Shares (000)	Interest††(a)		Interest††(a)		Income††		Interest††(a)		Interest††(a)		Income††		Rate

(23.09)%	(14.42)%	$195,492	1.30	%****	1.26	%****	7.24	%****	1.28	%****	1.24	%****	7.25	%****	10%
(4.79)	(1.26)	234,106	1.68		1.21		6.62		1.67		1.20		6.63		23
12.93	7.08	251,475	1.73	****	1.21	****	6.24	****	1.72	****	1.19	****	6.25	****	13
(11.13)	(.85)	243,913	1.20		1.20		6.21		1.19		1.19		6.22		6
17.51	12.40	259,071	1.23		1.23		6.26		1.22		1.22		6.27		15
(9.61)	.95	245,045	1.25		1.25		6.92		1.25		1.25		6.92		23

(19.62)	(12.30)	175,295	1.29	****	1.29	****	6.61	****	1.28	****	1.28	****	6.61	****	4
(4.54)	(1.48)	204,552	1.78		1.22		6.38		1.77		1.21		6.39		26
11.75	6.97	219,447	1.78	****	1.23	****	6.09	****	1.76	****	1.21	****	6.11	****	7
(9.64)	(.55)	212,504	1.22		1.22		6.06		1.21		1.21		6.06		8
17.42	12.89	224,792	1.24		1.24		6.07		1.23		1.23		6.07		20
(10.29)	1.29	211,659	1.25		1.25		6.83		1.25		1.25		6.83		38

*	Rounds to less than $.01 per share.

**	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***	After custodian fee credit and expense reimbursement, where applicable.

****	Annualized.

†	The amounts shown are based on Common share equivalents.

††	Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)	Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 – Inverse Floating Rate Securities.

(b)	For the ten months ended April 30, 2007.

(c)	For the six months ended October 31, 2008.
See accompanying notes to financial statements.

51

Financial

HIGHLIGHTS (continued) (Unaudited)
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions	Distributions
				from Net	from		Net			Offering
	Beginning			Investment	Capital		Investment	Capital		Costs and	Ending
	Common		Net	Income to	Gains to		Income to	Gains to		Preferred	Common
	Share	Net	Realized/	Preferred	Preferred		Common	Common		Share	Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-		Underwriting	Net Asset	Market
	Value	Income	Gain (Loss)	holders†	holders†	Total	holders	holders	Total	Discounts	Value	Value

Insured Florida Premium Income (NFL)

Year Ended 4/30:
2009(c)	$14.74	$.47	$(1.67)	$(.15)	$—	$(1.35)	$(.34)	$—	$(.34)	$—	$13.05	$10.47
2008	15.43	.95	(.60)	(.27)	(.02)	.06	(.69)	(.06)	(.75)	—	14.74	13.26
2007(b)	15.14	.79	.38	(.22)	(.01)	.94	(.63)	(.02)	(.65)	—	15.43	14.74
Year Ended 6/30:
2006	16.26	.96	(.91)	(.19)	(.02)	(.16)	(.82)	(.14)	(.96)	—	15.14	13.74
2005	15.59	.99	.86	(.11)	(.01)	1.73	(.95)	(.11)	(1.06)	—	16.26	16.74
2004	16.57	1.02	(.88)	(.05)	(.01)	.08	(.96)	(.10)	(1.06)	—	15.59	14.24

Insured Florida Tax-Free Advantage (NWF)

Year Ended 4/30:
2009(c)	14.15	.44	(1.55)	(.14)	—	(1.25)	(.31)	—	(.31)	—	12.59	10.25
2008	14.56	.90	(.41)	(.27)	—	.22	(.63)	—	(.63)	—	14.15	12.59
2007(b)	14.07	.75	.50	(.21)	—	1.04	(.55)	—	(.55)	—	14.56	13.69
Year Ended 6/30:
2006	14.76	.90	(.71)	(.19)	—	—	(.69)	—	(.69)	—	14.07	13.37
2005	13.78	.90	.98	(.10)	—	1.78	(.80)	—	(.80)	—	14.76	14.26
2004	14.75	.93	(.99)	(.05)	—	(.11)	(.86)	—	(.86)	—	13.78	12.94

	Preferred Shares at End of Period
	Aggregate	Liquidation
	Amount	and Market	Asset
	Outstanding	Value	Coverage
	(000)	Per Share	Per Share

Insured Florida Premium Income (NFL)

Year Ended 4/30:
2009(c)	$111,000	$25,000	$66,794
2008	111,000	25,000	72,212
2007(b)	111,000	25,000	75,013
Year Ended 6/30:
2006	111,000	25,000	74,077
2005	111,000	25,000	77,653
2004	111,000	25,000	75,443

Insured Florida Tax-Free Advantage (NWF)

Year Ended 4/30:
2009(c)	29,000	25,000	67,133
2008	29,000	25,000	72,350
2007(b)	29,000	25,000	73,746
Year Ended 6/30:
2006	29,000	25,000	72,090
2005	29,000	25,000	74,393
2004	29,000	25,000	71,124

52

		Ratios/Supplemental Data
			Ratios to Average Net Assets						Ratios to Average Net Assets
			Applicable to Common Shares						Applicable to Common Shares
Total Returns			Before Credit/Reimbursement						After Credit/Reimbursement**
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses		Expenses		Net		Expenses		Expenses		Net		Portfolio
Market	Asset	to Common	Including		Excluding		Investment		Including		Excluding		Investment		Turnover
Value*	Value*	Shares (000)	Interest††(a)		Interest††(a)		Income††		Interest††(a)		Interest††(a)		Income††		Rate

(18.76)%	(9.29)%	$185,567	1.22	%***	1.22	%***	6.45	%***	1.19	%***	1.19	%***	6.48	%***	4%
(4.90)	.47	209,621	1.37		1.19		6.32		1.36		1.17		6.33		28
12.05	6.24	222,058	1.25	***	1.18	***	6.13	***	1.24	***	1.17	***	6.14	***	6
(12.56)	(.95)	217,904	1.18		1.18		6.13		1.17		1.17		6.14		9
25.54	11.33	233,779	1.16		1.16		6.14		1.16		1.16		6.15		12
(11.70)	.46	223,965	1.16		1.16		6.36		1.15		1.15		6.36		38

(16.37)	(8.95)	48,875	1.29	***	1.29	***	6.03	***	.90	***	.90	***	6.42	***	1
(3.45)	1.61	54,926	1.24		1.24		5.89		.78		.78		6.35		29
6.65	7.46	56,546	1.25	***	1.25	***	5.73	***	.76	***	.76	***	6.23	***	2
(1.43)	.03	54,625	1.26		1.26		5.77		.76		.76		6.27		5
16.62	13.18	57,296	1.24		1.24		5.77		.75		.75		6.26		7
(13.56)	(.79)	53,504	1.25		1.25		6.04		.74		.74		6.56		130

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**	After custodian fee credit and expense reimbursement, where applicable.

***	Annualized.

†	The amounts shown are based on Common share equivalents.

††	Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)	Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 – Inverse Floating Rate Securities.

(b)	For the ten months ended April 30, 2007.

(c)	For the six months ended October 31, 2008.
See accompanying notes to financial statements.

53

Annual Investment Management Agreement

Approval PROCESS
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be)(each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.
In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

54

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.
In evaluating the services of NAM, the Independent Board Members also considered NAM’s ability to supervise the Funds’ other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.
In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.
In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities (“ARPS”), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen’s efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen’s commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen’s continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.
Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

55

Annual Investment Management Agreement

Approval Process (continued)
B. The Investment Performance of the Funds and NAM
The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.
In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group.
The Independent Board Members also recognized that certain funds lack comparable peers in which case their performance is measured against a more general municipal category for various states. The closed-end municipal funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania.
The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized benchmarks for the one-, three-, and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one-, three-, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.
C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage and the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a

56

general “other states” category for closed-end state funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM’s municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.
3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.
In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.
Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.
Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

57

Annual Investment Management Agreement

Approval Process (continued)
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each Fund’s investment portfolio.
In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.
E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

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In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.
Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Reinvest Automatically
    EASILY and CONVENIENTLY
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.
Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.
By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.
It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

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Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.
You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.
The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

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Glossary of
TERMS USED in this REPORT
▪	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

▪	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

▪	Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

▪	Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

▪	Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

▪	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

▪	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

▪	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

▪	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

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Other Useful INFORMATION
Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth
Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
Boston, MA
Transfer Agent and Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787
Legal Counsel
Chapman and Cutler LLP
Chicago, IL
Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, IL
Each Fund intends to repurchase or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased or redeemed during the period covered by this report. Any future repurchases or redemptions will be reported to shareholders in the next annual or semi-annual report.
QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION
You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.
You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.
CEO Certification Disclosure
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

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Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS
Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.
We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.
Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/etf

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ESA-A-1008D

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com FUND NAME PRINTS HERE COMMON AND PREFERRED SHARES 3 EASY WAYS TO VOTE YOUR PROXY 1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions. 2. On the Internet at www.proxyweb.com, and follow the simple instructions. 3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope. THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR THE SPECIAL MEETING OF SHAREHOLDERS, MAY 15, 2009 The Special Meeting of shareholders will be held Friday, May 15, 2009, 2009 at ___:00 a.m. Central time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on May 15, 2009, or any adjournment or adjournments thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb com). Date:___SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box) NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal. Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0 X PLEASE DO NOT USE FINE POINT PENS. FOR AGAINST ABSTAIN • To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Insured Florida Tax-Free Advantage Municipal Fund (the “Acquired Fund”) would (i) transfer all of its assets to the Nuveen Insured Tax-Free Advantage Municipal Fund (the “Acquiring Fund) in exchange solely for common shares and Municipal Auction Rate Cumulative Preferred shares (“MuniPreferred”), Series W2, of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and MuniPreferred, Series W, shareholders of the Acquired Fund and (iii) be liquidated, dissolved and terminated in accordance with the Acquired Fund’s Declaration of Trust. 0 0 0 PLEASE SIGN ON REVERSE SIDE NWF

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 3 EASY WAYS TO VOTE YOUR PROXY 1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions. 2. On the Internet at www.proxyweb.com, and follow the simple instructions. 3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope. THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR THE SPECIAL MEETING OF SHAREHOLDERS, MAY 15, 2009 FUND NAME PRINTS HERE PREFERRED SHARES The Special Meeting of shareholders will be held Friday, May 15, 2009, 2009 at ___:00 a.m. Central time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on May 15, 2009, or any adjournment or adjournments thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb com). Date:___SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box) NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal. Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0 X PLEASE DO NOT USE FINE POINT PENS. FOR AGAINST 0 0 ABSTAIN 0 • To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Insured Florida Tax-Free Advantage Municipal Fund (the “Acquired Fund”) would (i) transfer all of its assets to the Nuveen Insured Tax-Free Advantage Municipal Fund (the “Acquiring Fund) in exchange solely for common shares and Municipal Auction Rate Cumulative Preferred shares (“MuniPreferred”), Series W2, of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and MuniPreferred, Series W, shareholders of the Acquired Fund and (iii) be liquidated, dissolved and terminated in accordance with the Acquired Fund’s Declaration of Trust. PLEASE SIGN ON REVERSE SIDE P — NEA

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 999 999 999 999 99 3 EASY WAYS TO VOTE YOUR PROXY 1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions. 2. On the Internet at www.proxyweb.com, and follow the simple instructions. 3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope. THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FUND NAME PRINTS HERE FOR THE SPECIAL MEETING OF SHAREHOLDERS, COMMON AND PREFERRED SHARES MAY 15, 2009 The Special Meeting of shareholders will be held Friday, May 15, 2009, 2009 at ___:00 a.m. Central time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on May 15, 2009, or any adjournment or adjournments thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb com). Date:___ SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box) NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY. NWF

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal. Please fill in box(es) as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS. FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Insured Florida Tax-Free Advantage Municipal Fund (the “Acquired Fund”) would (i) transfer all of its assets to the Nuveen Insured Tax-Free Advantage Municipal Fund (the “Acquiring Fund) in exchange solely for common shares and Municipal Auction Rate Cumulative Preferred shares (“MuniPreferred”), Series W2, of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and MuniPreferred, Series W, shareholders of the Acquired Fund and (iii) be liquidated, dissolved and terminated in accordance with the Acquired Fund’s Declaration of Trust. PLEASE SIGN ON REVERSE SIDE NWF